UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2016

Item 1:  Report to Shareholders.

2016 SEMI-ANNUAL REPORT
AND QUARTERLY COMMENTARIES
March 31, 2016
2016
WASATCH
FUNDS
EQUITY FUNDS / Wasatch Core Growth Fund • Wasatch Emerging India Fund • Wasatch Emerging Markets Select Fund • Wasatch Emerging Markets Small Cap Fund • Wasatch Frontier Emerging Small Countries Fund • Wasatch Global Opportunities Fund • Wasatch International Growth Fund • Wasatch International Opportunities Fund • Wasatch Large Cap Value Fund • Wasatch Long/Short Fund • Wasatch Micro Cap Fund • Wasatch Micro Cap Value Fund • Wasatch Small Cap Growth Fund • Wasatch Small Cap Value Fund • Wasatch Strategic Income Fund • Wasatch Ultra Growth Fund • Wasatch World Innovators Fund BOND FUNDS / Wasatch-1st Source Income Fund • Wasatch-Hoisington U.S. Treasury Fund •

Wasatch Funds

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — 90% PSYCHOLOGICAL, 10% LOGICAL

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

As a portfolio manager, I’m periodically confronted by the market’s bouts of excessive fear and optimism. While company earnings tend to drive stock prices toward fair value over the long term, anything can happen in the short term. This is what Benjamin Graham meant when he characterized the market as a rational “weighing machine” that considers the facts over the long term, but also as a fickle “voting machine” that’s influenced by fads and fleeting popularity in the short term. Such short-term psychological mood swings were exactly what we saw during the first quarter of 2016.

At the heart of the current situation is that the U.S. economy has plodded along at a tortoise-like pace since the end of the Global Financial Crisis (GFC) in 2009. But the stock market has mostly run at a hare’s pace, with a pause to rest in the last year. Because central banks around the world haven’t been satisfied with the global economy’s tortoise-like pace, ever since the GFC they have pursued unprecedented monetary policies — including massive bond purchases, low interest rates, zero interest rates and now even negative interest rates!

Investors have been left to battle their emotions, waffling in their views as to whether the glass is half empty or half full. But for the economy as a whole, the level in the glass really hasn’t changed much. What does change is the tenor of the financial headlines, which can meaningfully influence investor psychology. I believe this is what accounted for the market reversal that began mid-quarter.

ECONOMY

As we consider economies around the world, the big concerns recently have been the slowdown in China and the decline in commodity prices. For years, economists have worried that China’s development has been grossly unbalanced — even as the country’s economy has grown to be the world’s second-largest. Now, with economic growth slowing, China’s government is finding it necessary to work on developing a more balanced economy — one that will rely more on Chinese consumption and less on manufacturing goods to export to the rest of the world.

As the economy shifts, the decline in production of goods exported from China gives economists a new worry — that the flattening use of commodities in Chinese manufacturing will trigger turmoil in countries and industries that are dependent on Chinese demand for petroleum and metals.

But I think China and other emerging markets are simply going through the normal phases of economic development that many other countries, including the United States, experienced in the past. Along with these phases, there may be further adjustments in the Chinese yuan now that it will be pegged to a basket of currencies, rather than just to the U.S. dollar. However, I don’t expect to see a global crisis as the yuan and other emerging-market currencies reach new equilibriums.

Declining prices for commodities — particularly oil — also have some beneficial impacts. Consumers are receiving what is, in effect, a tax cut. So despite the often apocalyptic headlines, the real story of weak energy prices is that the winners vastly outnumber the losers.

In addition to the constructive overall effects of lower commodity prices, there were other favorable economic conditions in the United States that continued during the quarter. These conditions included the spread of information-age businesses and high-tech industries, still positive gross domestic product (GDP) growth, falling unemployment, modest wage increases, and the progress consumers have made in repairing their balance sheets since the GFC.

MARKETS

As I’ve already discussed, the economic story hasn’t changed much in the last several years. And stock markets throughout most developed countries have generally performed remarkably well during this period. The past year was an exception. The majority of indices across countries, sectors and industries were down for the 12 months ended March 31, 2016.

Similarly, the first quarter of 2016 started with powerful declines across most stock markets. But later in the quarter, stocks staged encouraging rebounds as commodity prices firmed, the U.S. Federal Reserve (Fed) backed off its rhetoric regarding future interest-rate increases, and investors regained their optimism.

The large-cap S&P 500® Index rose 1.35% for the quarter. And the Russell 2000® Index of small caps fell only -1.52%, after having been down almost -16%. As for international stocks, the MSCI World Ex-U.S.A. Index declined -1.95% for the quarter — which was much improved from an interim loss of over -12%.

Meanwhile, high-quality bonds moved up nicely. The intermediate-term Barclays Capital U.S. Aggregate Bond Index returned 3.03%. Similarly, the long-term Barclays U.S. 20+ Year Treasury Bond Index gained 8.49% for the quarter.

For stocks, an important concern is the possibility that the declines in the past year and early in the first quarter indicate the type of vulnerability we may see going forward. This concern is heightened because the low-single-digit annual GDP growth over the last several years hasn’t remotely kept pace with stocks, many of which have had annual returns approaching or exceeding double digits. Market observers frequently attribute the high stock prices we have seen to the unorthodox experiments in monetary policy by central banks around the world.

The classic role of central banks is to ensure that adequate liquidity exists in times of panic so the panic doesn’t feed on itself. The first round of quantitative easing during the height of the GFC was a prime example of this classic role. Subsequent easings by the U.S. Fed and other central banks have essentially been experiments in trying to stimulate economies that haven’t been in a state of panic. But the lackluster growth rates of economies around the world suggest that the intended improvement hasn’t been achieved.

MARCH 31, 2016 (UNAUDITED)

So here we are with very modest global economic growth, seemingly excessive gains in stocks over the past several years and potentially flawed monetary policies around the world. Although this may sound like a prescription for flat — or possibly even falling — stock prices, I continue to be the “nervous bull” that I’ve been for quite a few years. In hindsight, I should have been a “raging bull” for most of that time. But while I don’t feel comfortable abandoning my caution now given the challenges described above, I have taken note of several favorable conditions — including the availability of some stocks at fairly reasonable valuations, the recent tightening of credit spreads between high-quality and lower-quality bonds of the same maturity, and the prevalence of stock yields that exceed 30-year Treasury bond yields. This last condition is particularly noteworthy because when you buy a stock, the dividend can rise. But when you buy a Treasury bond, the yield is fixed until maturity.

WASATCH

As discussed, especially in the short term (which may last for several years), investment returns can be influenced by factors that are more psychological than logical. This means that investors who chase the performance of stocks that have done well in the past may be ignoring valuations and may be missing opportunities in areas of the markets where company fundamentals are strong and valuations are more reasonable.

At Wasatch Advisors, we believe one of the best examples of negative psychology creating attractive valuations is the recent situation in emerging markets — where, in stark contrast to developed markets, stock returns have generally been uninspiring over the past five years. We think this has largely been due to fears regarding the economic slowdown in China, negative sentiment surrounding the commodities rout that tainted the entire emerging-market category, and currency movements — namely, strength in the U.S. dollar and weakness in emerging-market currencies.

Our outlook is that these conditions won’t persist. We believe well-chosen emerging-market companies will stand on their own merits and will decouple from the problems in China and the commodities complex. Therefore, we believe the stock prices of these companies have the potential to rise. Moreover, many of the companies in our emerging-market portfolios pay significant dividends. And for U.S. dollar-based investors, we think there’s strong potential for appreciation from currency adjustments.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

Someone who is “bullish” or “a bull” is optimistic with regard to the stock market’s prospects.

The financial crisis of 2007-09, also known as the Global Financial Crisis (GFC) and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

Gross domestic product (GDP) is a basic measure of a country’s economic performance, and is the market value of all final goods and services made within the borders of a country in a year.

A credit spread is the difference in yield between two bonds of similar maturity but different credit quality. For example, if the 10-year Treasury note is trading at a yield of 6% and a 10-year corporate bond is trading at a yield of 8%, the corporate bond is said to offer a spread over the Treasury of two percentage points.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Valuation is the process of determining the current worth of an asset or company.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, but is a commonly used measure of common stock total-return performance.

The MSCI World Ex-U.S.A. Index captures large and mid cap representation across 22 of 23 developed market countries — excluding the United States. With 1,004 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indices. Russell® is a trademark of Russell Investment Group.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. 20+ Year Treasury Bond Index measures the performance of U.S. Treasury securities that have remaining maturities of 20 or more years.

You cannot invest directly in these or any indices.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW It was a volatile start to the quarter for small-cap stocks. Through the first week of February, the Russell 2000 Index and Russell 2000 Growth Index were down -16% and -19%, respectively.

For small-cap investors, the January Effect was conspicuously missing. Perhaps it was delayed to February, as both indices posted strong rallies to finish the quarter and erased most of their losses. As for reasons for the pivot in the quarter, market commentators have pointed to the U.S. Federal Reserve backing off its rhetoric of steady interest-rate increases, a reversal in the strong U.S. dollar, and a bottoming of commodity prices. At quarter’s end, the Russell 2000 finished with a modest decline of -1.52% and the Russell 2000 Growth declined -4.68%. The Wasatch Core Growth Fund — Investor Class was down -3.19%.

When parsing the quarter’s results, the strongest theme to emerge was the market’s changing appetite for higher-growth stocks. This was most apparent when looking at the indices by industry. The fastest-growing industries of the economy — technology services, health technology and health services — delivered the worst stock returns during the first quarter of 2016. In 2015, these were a few of the only industries to contribute positively to Index performance. Conversely, stocks from the non-energy materials, utilities, process industries and producer-manufacturing industries, produced the best returns in the quarter after underperforming for all of 2015.

DETAILS OF THE QUARTER

The Fund finished the quarter ahead of the Russell 2000 Growth but behind the Russell 2000. This is mostly explained by our large underweight in one high-growth industry, biotechnology, offset by our relatively large weight in another high-growth industry, technology services. Being underweight in biotech was positive for relative performance, especially versus the Russell 2000 Growth Index that had over two times our weight in biotechnology stocks.

Our decision to overweight technology-services stocks hurt us disproportionately in the quarter. Information-technology stocks were among our worst detractors in the first quarter. While biotech and technology services comprise companies with entirely different fundamental drivers, it appears technology stocks, and specifically the higher-growth companies within the sector, were thrown into the same basket as biotech stocks as the market appeared to have associated higher growth with higher risk.

The selloff in these higher-growth stocks isn’t surprising in that valuations were fairly expensive entering the quarter.

But it also seems that high-growth stocks have been painted with the same broad brush, irrespective of the underlying fundamentals or business-model differences.

We don’t see reasons to believe the recent rotation out of high-growth stocks will be long lived. To us, the shift appears to have been driven by changes in short-term sentiment, rather than by improving fundamentals for the average company. In contrast to the anemic growth provided by the broader economy, and revenue growth of just 3.7% for the average U.S. small cap company, our companies reported average revenue growth of 14.2% and average earnings growth of 20.9% during the quarter.

As of March 31st, high-growth companies were only about 20% of the Fund. We’re attracted to these companies because they stand out so sharply in a lower-growth economy. It’s in this group that we are currently seeing the most volatility but we are also seeing some of the greatest potential returns going forward.

The average return of the rest of the Fund, which is made up of our more stable, consistent growers was slightly positive for the quarter. Examples are companies that are steady compound growth stories like Waste Connections, Inc. and Copart, Inc. We have owned Waste Connections and Copart for over 12 and 19 years, respectively. Waste Connections grew revenues 1.5% in the quarter and Copart grew revenues 8.5%, but the stocks were up 15% and 7%, respectively, so there is evidence the Fund also benefited from the market’s pivot away from the highest-growth companies.

OUTLOOK

Through the market’s volatility, we remained steadfast in owning what we believe are the highest-quality growth businesses in the small-cap universe. In a macroeconomic environment where growth is scarce, we think outstanding growth will be disproportionately rewarded over the long term. Throughout our history, we have observed that the market occasionally goes through periods where it underestimates the ultimate earnings power of companies with high and sustainable earnings growth. Valuation resets like the one we saw during the quarter in biotechnology and technology create great opportunities for investors focused on the long term. When these high-growth companies are combined with a portfolio of our more stable growth companies, we believe the Core Growth Fund can continue to offer a portfolio that has better growth and quality metrics when compared to the indices, but with similar overall valuations.

Thank you for the opportunity to manage your very important assets.

Current and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	-0.34%	-6.24%	10.29%	6.25%
Core Growth (WIGRX) — Institutional	-0.28%	-6.17%	10.36%	6.28%
Russell 2000® Index	2.02%	-9.76%	7.20%	5.26%
Russell 2000® Growth Index	-0.57%	-11.84%	7.70%	6.00%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.17% / Institutional Class — Gross: 1.13%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Cimpress N.V.	3.4%
Waste Connections, Inc.	3.3%
Spirit Airlines, Inc.	3.0%
Allegiant Travel Co.	2.9%
ICON plc (Ireland)	2.8%

Company	% of Net Assets
Credit Acceptance Corp.	2.6%
Copart, Inc.	2.5%
MEDNAX, Inc.	2.5%
Cornerstone OnDemand, Inc.	2.4%
Ensign Group, Inc. (The)	2.4%

**	As of March 31, 2016, there were 67 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING INDIA FUND (WAINX / WIINX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager	OVERVIEW The Wasatch Emerging India Fund — Investor Class declined -5.94% in what was a difficult first quarter for Indian equities. The Fund underperformed its benchmark, the MSCI India

Investable Market Index, which fell -3.73%.

Indian stocks declined during January and February, as concerns about the global economy and fears of higher U.S. interest rates weighed on emerging markets. Higher interest rates in the U.S. make the dollar more attractive to global investors, while lower rates increase the appeal of emerging-market currencies such as the Indian rupee. Although India’s stock market reversed course in March as the rupee firmed on signs that the U.S. Federal Reserve may hike rates more slowly than previously expected, major Indian averages ended the quarter in the red.

Stocks of large companies led the rebound in equities during the final month of the quarter. Top performers included India’s information-technology (IT) services companies that account for nearly 20% of the benchmark, but only around 5% of the Fund. The Fund’s underexposure to this top-performing industry group was a headwind to performance — as was our lack of investments in the energy sector, which also rose.

Besides IT and energy, the materials sector was the only other sector of the benchmark to finish the quarter with a gain. As improving investor sentiment lifted risk appetite, however, the materials stocks held in the Fund lagged the cyclical, more-speculative issues represented in the Index. Consequently, the materials sector was an additional source of underperformance for the Fund.

Increased scrutiny from U.S. and United Kingdom (U.K.) regulators in India negatively affected the health-care sector, which was the worst-performing sector of the Index and the Fund’s greatest source of underperformance in the first quarter. Likewise, stricter regulations from the Indian government with respect to non-performing loans sent Indian banking shares lower.

Considering the obstacles the Fund had to overcome, we think it performed reasonably well in what proved to be a weak and unusually volatile quarter for Indian stocks.

DETAILS OF THE QUARTER

Our greatest contributor to Fund performance for the quarter was Dr. Lal PathLabs Ltd. A recent addition the Fund, Dr. Lal Path is one of the largest chains of diagnostic pathology labs in India. The company has been benefiting from its trusted brand reputation and increased demand for diagnostic testing, which is one of the fastest-growing segments of the Indian health-care market. As it continues to formalize the market by gaining share from unorganized, standalone competitors, we think Dr. Lal Path has the potential to become the dominant consumer brand in diagnostics in India and one of the top health-care service companies in emerging markets.

Bajaj Finance Ltd. is the lending arm of the Bajaj Group, a well-regarded Indian industrial house founded in 1926. Bajaj Finance is a non-bank financial company offering a broad spectrum of lending services, including vehicle loans, mortgage loans, consumer loans and commercial loans. Its greater focus on the consumer enabled the company to avoid much of the first-quarter fallout from tighter regulation of the lending industry that affected stocks of other Indian financials. As a result, Bajaj Finance was the Fund’s second-best contributor to performance for the quarter.

The pharmaceutical industry accounted for our three worst detractors from performance for the quarter: Marksans Pharma Ltd., Natco Pharma Ltd. and Caplin Point Laboratories Ltd., respectively.

Marksans markets its branded prescription and over-the-counter drugs both in India and internationally, with the U.K. accounting for approximately 40% of revenues. The company’s stock price tumbled in January on news that its manufacturing plant in Goa had failed a good manufacturing practice (GMP) inspection by the U.K. Medicines & Healthcare products Regulatory Agency (MHRA). In mid-March, however, Marksans announced that it had received a “Restricted GMP Certificate” that will allow the company to continue manufacturing and selling the majority of its products into U.K. markets until the MHRA’s next inspection. Shares of Natco and Caplin Point also fell as the U.S. Food and Drug Administration stepped up its regulatory activity in India.

OUTLOOK

Although the Fund’s overweight position in health care relative to the benchmark hurt performance in the first quarter, we don’t plan to reduce exposure to this important sector. As a developing economy broadens its focus beyond such mainstays as commodity production and other basic industries, health care becomes one of the next logical areas for growth.

Regulatory scrutiny is not new to the pharmaceutical industry, and exists everywhere in the world that drugs are manufactured for the U.S. and other developed markets. However, the stringency with which minor infractions are enforced tends to be cyclical, and we believe the industry appears to be at or near the peak of regulatory intensity in India.

Longer term, we believe structural trends remain favorable for India’s pharmaceutical industry. In particular, we think Indian companies’ substantial cost advantages are likely to drive further market-share gains as the companies continue to supply low-cost, high-quality medicine to the world.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX / WIINX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India (WAINX) — Investor	-5.86%	-7.37%	N/A	7.96%
Emerging India (WIINX) — Institutional	-5.86%	-7.37%	N/A	7.96%
MSCI India IMI	-3.76%	-13.04%	N/A	-1.92%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class — Gross: 1.87%, Net: 1.75% / Institutional Class — Gross: 1.75%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Dr. Lal PathLabs Ltd. (India)	4.0%
Bajaj Finance Ltd. (India)	4.0%
MakeMyTrip Ltd. (India)	3.4%
Berger Paints India Ltd. (India)	2.8%
Welspun India Ltd. (India)	2.8%

Company	% of Net Assets
Natco Pharma Ltd. (India)	2.6%
Glenmark Pharmaceuticals Ltd. (India)	2.6%
UPL Ltd. (India)	2.4%
Godrej Consumer Products Ltd. (India)	2.3%
Somany Ceramics Ltd. (India)	2.2%

**	As of March 31, 2016, there were 64 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Roger Edgley and Scott Thomas.

Ajay Krishnan, CFA Lead Portfolio Manager	Roger Edgley, CFA Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Select Fund — Investor Class gained 2.13% in what was a positive first quarter for emerging-market equities. The Fund rose less than its benchmark, the MSCI Emerging Markets Index, which increased 5.71%.

After a weak start, investors’ appetite for risk returned during the latter part of the quarter on signs that the U.S. Federal Reserve may raise interest rates more slowly than previously expected. Lower interest rates in the U.S. enhance the appeal of emerging markets by making dollar-denominated investments less attractive to global investors.

As the rebound from early-quarter losses unfolded, investors appeared to seek exposure to the emerging-market asset class itself. Shares of the large companies held in exchange-traded funds and market indices led the advance, while mid-size and smaller companies lagged. Although the Fund invests in companies of all sizes, its holdings of lesser-known and less-widely followed companies generally hurt performance relative to the benchmark.

The energy and materials sectors were the quarter’s biggest gainers within the Index. Energy and materials companies tend to score poorly on our measures of financial quality because the capital-intensive nature of their businesses typically requires substantial amounts of debt. Consequently, in an environment in which energy and materials companies outperformed, our focus on companies with what we consider to be strong balance sheets and sustainable competitive advantages was an additional headwind for the Fund.

Of the significantly weighted countries in the Index, China declined the most, with India posting a somewhat smaller loss. Although our near-zero weighting in China provided a strong tailwind for the Fund, our significantly overweight position in India hurt. Considering the variety of obstacles the Fund had to overcome, we think it performed reasonably well in what was a volatile three months for world equity markets.

DETAILS OF THE QUARTER

The Fund’s greatest contributor to performance for the quarter was Raia Drogasil S.A., a Brazilian drug-store chain. The company recently completed its acquisition of 4Bio, Brazil’s second-largest specialty pharmacy. It also launched a proprietary pharmacy-benefits manager focused on capturing demand from corporations and health-care operators to drive volume to its stores.

Universal Robina Corp. was our second-largest contributor. Universal Robina is the leading branded convenience-food and beverage company in the Philippines and a major player throughout Southeast Asia and greater China. Although revenue growth in the company’s most-recently reported quarter was unimpressive, investors cheered as widening margins, better cost controls and a series of one-time items boosted profits.

The health-care sector accounted for the four greatest detractors from Fund performance for the quarter. South Korea-based Medytox, Inc. develops injectable neurotoxins for cosmetic applications and for the treatment of muscular disorders. In what we view as normal fluctuation, the company’s share price declined approximately 10% in apparent sympathy with the Chinese stock market. As the Fund’s largest holding, however, Medytox was its greatest detractor from performance.

Stock prices of Indian pharmaceutical manufacturers fell as the U.S. Food and Drug Administration stepped up its regulatory activity in India and spooked investors. This group included the Fund’s three other large detractors in the health-care sector: Divi’s Laboratories Ltd., Lupin Ltd. and Glenmark Pharmaceuticals Ltd. Although the declines in these holdings caused the Fund’s Indian stocks to underperform as a group, we observed no structural changes in their businesses.

OUTLOOK

While the benchmark largely sidestepped first-quarter weakness in the health-care sector, the Fund felt its full impact. The second-most heavily weighted sector of the Fund, health care traditionally has been the smallest sector of the benchmark. During the first quarter, for example, health-care stocks represented only about 2.8% of the Index on average. Although this difference in weightings hurt performance relative to the Index during the period, we have no plans to reduce our exposure to a sector whose outlook we believe is among the brightest in emerging markets.

The aerospace-and-defense industry is another non-traditional area in which a new class of innovative Korean companies has begun to make inroads — both in the domestic Korean market and throughout the region. With aerospace-and-defense companies currently accounting for less than 1% of the benchmark, we have begun exploring this industry as a potentially rewarding theme for future investment.

Despite recent gains against the dollar, a number of emerging-market currencies remain undervalued in our view. We believe low energy prices are likely to provide an additional boost to emerging economies that are net importers of oil. While we remain cautious toward countries tied to the production of oil and other natural resources, we continue to favor countries such as India, Mexico and the Philippines. Our view toward China also remains cautious on structural concerns.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	3.47%	-14.89%	N/A	-4.25%
Emerging Markets Select (WIESX) — Institutional	3.57%	-14.69%	N/A	-3.90%
MSCI Emerging Markets Index	6.41%	-12.03%	N/A	-4.17%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.75%, Net: 1.51% / Institutional Class — Gross: 1.52%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	4.5%
Gentera S.A.B. de C.V. (Mexico)	4.5%
Medytox, Inc. (Korea)	4.4%
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	3.8%
Bajaj Finance Ltd. (India)	3.7%

Company	% of Net Assets
Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	3.7%
Bangkok Dusit Medical Services Public Co. Ltd., Class F (Thailand)	3.6%
GT Capital Holdings, Inc. (Philippines)	3.6%
Universal Robina Corp. (Philippines)	3.5%
MercadoLibre, Inc. (Brazil)	3.4%

**	As of March 31, 2016, there were 39 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Andrey Kutuzov and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Andrey Kutuzov, CFA Associate Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Small Cap Fund ended the first quarter of 2016 with flat performance, while the benchmark, the MSCI Emerging Markets Small Cap Index, was up 0.97%.

From late 2015 into February 2016, the outlook for emerging markets was clouded by investor fears and short-term volatility. Stocks were hit hard globally, as concerns about China’s economy and its jittery currency multiplied.

During the quarter’s second half, signs that the U.S. Federal Reserve may raise interest rates more slowly than previously expected heartened investors. Lower interest rates in the U.S. enhance the appeal of emerging markets by making dollar-denominated investments less attractive to global investors who can invest elsewhere at higher rates.

In addition, we believe that most emerging-market currencies have seriously overshot in their weakness against the U.S. dollar. A reversal of this trend, which has lasted five years, may have already started. This would be positive for emerging-market investors because it would raise the value of their holdings when converted back into U.S. dollars.

DETAILS OF THE QUARTER

Taiwan is one of the Fund’s largest market weightings, at approximately 20%. Lately, we have been finding interesting companies in health care, the auto supply chain for electric vehicles, automation and robotics. Although the Fund’s holdings in Taiwan slightly underperformed those in the benchmark during the quarter, we remain confident in the long-run story here. Two of the Fund’s top contributors were from Taiwan: Tung Thih Electronic Co. Ltd., a manufacturer of automobile electronic components and parts; and Silergy Corp., which designs and manufactures a broad range of analog integrated circuits.

India is also a large weighting in the Fund at roughly 20%. In late 2015 and February 2016, we visited 77 companies in and around Mumbai, New Delhi, Bangalore and Kolkata. While we saw no obvious groundswell of economic activity, we found pockets of strength and a number of interesting companies with attractive fundamentals, based on our metrics. During the quarter, stock prices of Indian pharmaceutical manufacturers fell as the U.S. Food and Drug Administration stepped up its regulatory activity in India. Fund holdings Marksans Pharma Ltd., Natco Pharma Ltd. and Glenmark Pharmaceuticals Ltd. all suffered. Looking ahead, we believe India’s substantial cost advantage is likely to drive further market-share gains for its pharmaceutical industry as it continues to supply low-cost, high-quality medicine to the world.

The Fund’s weight in China remains substantially below that of the benchmark, which aided relative performance during the quarter, despite the Fund’s holdings being down more. We believe the economic and market trends in China are poor and we see a very difficult environment for equities to do well.

In contrast, Mexico has a strong, emerging middle class and a growing economy. An influx of manufacturing once done in China has expanded Mexico’s export base and created well-paying jobs. Strong export demand from the U.S. helped make Mexico a source of positive performance during the period.

Performance has stabilized and even rebounded in some areas of the Brazilian stock market. We see this as part of a broader phenomenon of stocks in several emerging markets bouncing back after having been oversold. In Brazil, the Fund holds only three companies that we see as high quality. One of these is Raia Drogasil S.A., a Brazilian drug-store chain that was a top contributor for the quarter. The company recently completed an acquisition and launched a proprietary pharmacy-benefits manager.

OUTLOOK

Manufacturing was the driver of emerging-market growth in the last up cycle when China and its demand for commodities played a big role. If emerging markets are now starting a new up cycle, we think manufacturing, innovation and political reform will likely be the drivers.

We strongly believe that the fundamental case for investing in emerging markets has not changed and remains attractive. We have seen the macroeconomic environment becoming more supportive for emerging-market stocks. Emerging-market equities have outperformed developed-market equities since January. Asset flows into emerging markets improved in February and March following a very difficult 2015. More specifically for the Fund, the valuations of quality growth companies appear more attractive after last year’s selloff in emerging markets.

Despite recent gains against the U.S. dollar, our view is that a number of emerging-market currencies remain undervalued. We believe low energy prices are likely to provide an additional boost to emerging economies that are net importers of oil. While we remain cautious toward countries tied to the production of oil and other natural resources, we continue to favor countries such as India, Taiwan, Mexico and the Philippines. Our view toward China remains cautious due to structural concerns.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap (WAEMX) — Investor	1.27%	-9.69%	0.07%	2.71%
Emerging Markets Small Cap (WIEMX) — Institutional	1.27%	-9.69%	0.07%	2.71%
MSCI Emerging Markets Small Cap Index	4.28%	-9.20%	-2.56%	-0.51%
MSCI Emerging Markets Index	6.41%	-12.03%	-4.13%	-1.92%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.91% / Institutional Class — Gross: 1.82%, Net: 1.80%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	2.0%
Silergy Corp. (Taiwan)	1.9%
Raia Drogasil S.A. (Brazil)	1.9%
Poya Co. Ltd. (Taiwan)	1.9%
Voltronic Power Technology Corp. (Taiwan)	1.9%

Company	% of Net Assets
Security Bank Corp. (Philippines)	1.8%
Unifin Financiera SAPI de C.V. SOFOM (Mexico)	1.8%
Medytox, Inc. (Korea)	1.8%
Minor International Public Co. Ltd. (Thailand)	1.7%
Tung Thih Electronic Co. Ltd. (Taiwan)	1.7%

**	As of March 31, 2016, there were 108 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: October 1, 2007. The MSCI Emerging Markets and Emerging Markets Small Cap indices are free float-adjusted market capitalization indices designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indices.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Laura Geritz and Jared Whatcott.

Laura Geritz, CFA Lead Portfolio Manager	Jared Whatcott, CFA Associate Portfolio Manager	OVERVIEW The Wasatch Frontier Emerging Small Countries Fund — Investor Class fell -2.57% for the quarter ended March 31, 2016 and underperformed the MSCI Frontier Emerging Markets Index (Frontier

Index), which gained 5.03%. Emerging markets experienced one of their best months on record in March, as evidenced by the 13.23% return of the MSCI Emerging Markets Index (Emerging Markets Index). In contrast, March was one of the worst months of performance for the Frontier Index relative to the Emerging Markets Index. Although heavyweights in the Frontier Index — Kuwait, Nigeria and Pakistan — managed small gains, what is more astonishing is that some of the stalwart countries — Argentina, Bangladesh and Sri Lanka — actually put up negative returns during what turned out to be a big rally.

Since the Fund is overweight in what we consider to be the real frontier countries (Vietnam, Bangladesh, Pakistan, Kenya and Sri Lanka) and substantially underweight in some of the emerging markets that rallied (the Philippines, Colombia and Peru), the performance discrepancy is pretty simple — we were sitting in the wrong countries during the rally and in some cases our stocks underperformed. While this was disappointing, it should not be startling — frontier markets usually lag emerging markets in rallies. If the rally continues, we would expect liquidity and fundamental improvement to support stocks in frontier markets. In essence, we would expect better days ahead for frontier markets relative to emerging markets.

DETAILS OF THE QUARTER

Frontier and emerging markets began the year with sharp declines. By late January, however, global markets had started rebounding, which continued throughout the quarter. The rally was largely confined to energy and materials companies that benefited from strengthening commodity prices. We do not believe, however, that the higher property and infrastructure spending in China, presumably among the primary drivers of the rebound in commodity prices, is likely to prove sustainable. As such, we do not expect to change our view of countries like Peru and Colombia, where materials and energy names make up roughly 40% and 34% of each country’s benchmark, respectively. So while the Fund took what we believe is a short-term hit relative to its benchmark due to lack of exposure to, and the underperformance of our holdings in, these often volatile sectors, we remain confident that by focusing on companies with long-term competitive advantages and sustainable earnings and cash flows, our process will provide the potential to generate healthy long-term returns for shareholders.

In addition to Peru and Colombia, where we mostly lacked exposure to the rebounds in their equity markets, the Fund also suffered from heavy weightings in poor-performing countries like Nigeria and Sri Lanka where we own what we consider to be a stable of strong consumer brand companies including global brands like Nestlé, Unilever and Guinness.

Vietnam continued to be a source of strength for the Fund. The country is one of Southeast Asia’s fastest-growing economies and is a signatory to the Trans-Pacific Partnership, which is expected to continue to boost foreign investment in the country. The Fund’s second-largest overall contributor was Vietnam Dairy Products. The company continues to grow both its top and bottom lines by double digits by maintaining its dominant market position in the country.

The Fund’s gain in the consumer-discretionary sector was more than double that of the benchmark. This was primarily due to Kuwait Foods Americana, a leading restaurant company operating in the Middle East and North Africa.

The sector of the Fund that detracted the most was consumer staples. Our weighting in consumer staples, which was nearly eight times that of the benchmark, hurt even though our stocks were not down as much. Within the sector, the Fund holds a number of what we consider to be high-quality African and South Asian companies, including food, breweries and consumer brand companies. Although many of these holdings detracted from performance in the quarter, we believe they are still very well positioned for long-term success.

OUTLOOK

Our view is that the stocks of companies with sustainable earnings growth, strong cash-flow generation, dominant market positions, strong competitive advantages and excellent management teams have the best potential to be rewarded in the long run.

In the first quarter of 2016, we were on the road again visiting companies in Malaysia, Thailand, Mexico, Indonesia, the Philippines, Vietnam, the United Arab Emirates and Pakistan. In each of these markets, we continued to find companies that we believe are positioned to flourish for years to come. In particular, we spent a combined six weeks in Southeast Asia scouring the markets for companies that meet our rigorous investment standards.

The turbulence witnessed this past quarter is part and parcel of investing in frontier and emerging markets. Yet market volatility often belies the underlying stability of the companies we own. While some markets are struggling for growth, others have pushed forward reforms and are taking steps that we believe could prove beneficial to investors.

We remain grateful for your continued trust with your investment.

Current	and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries (WAFMX) — Investor	-4.17%	-10.32%	N/A	7.62%
Frontier Emerging Small Countries (WIFMX) — Institutional	-3.80%	-9.98%	N/A	7.72%
MSCI Frontier Emerging Markets Index	2.25%	-12.07%	N/A	2.47%
MSCI Frontier Markets Index	-2.16%	-12.54%	N/A	5.27%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.28%, Net: 2.25% / Institutional Class — Gross: 2.09%, Net: 2.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Vietnam Dairy Products JSC (Vietnam)	5.7%
Square Pharmaceuticals Ltd. (Bangladesh)	3.8%
East African Breweries Ltd. (Kenya)	3.2%
Tanzania Breweries Ltd. (Tanzania, United Republic of)	3.2%
Nestlé Nigeria plc (Nigeria)	2.3%

Company	% of Net Assets
Kuwait Foods Americana (Kuwait)	2.2%
PriceSmart, Inc. (Costa Rica)	2.0%
FPT Corp. (Vietnam)	1.9%
Universal Robina Corp. (Philippines)	1.8%
British American Tobacco Bangladesh Co. Ltd. (Bangladesh)	1.8%

**	As of March 31, 2016, there were 133 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indices are free float-adjusted market capitalization indices designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Lead Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager	OVERVIEW The Wasatch Global Opportunities Fund — Investor Class declined -5.33% during the first quarter of 2016. The Fund underperformed its benchmark, the MSCI All Country

(AC) World Small Cap Index, which gained 0.70%.

In January, investors’ nervousness intensified sending most stocks sharply lower. The downward spiral continued until mid-February, when stocks began a dramatic recovery. As a result, the benchmark’s modest increase masks much more significant volatility during the quarter.

Unfortunately, the specific nature of the decline and recovery didn’t favor the Fund relative to the benchmark. During the beginning of the quarter, growth-oriented stocks tended to suffer disproportionately, reflecting investors’ fears of a slowdown in China and potentially in developed markets as well. Then, as the markets recovered, investors’ ongoing caution meant that some growth-oriented industries — such as biotech and software — didn’t fully participate in the broader rally. This was particularly true in the U.S., where many of the slowest-growing companies actually performed the best in the stock market. Therefore, the Fund’s holdings in areas with high potential for growth, but with less-established businesses, lost ground on a relative basis even as economic conditions supported continued optimism for their future prospects.

DETAILS OF THE QUARTER

DIO Corp., based in South Korea, was the leading contributor to Fund performance during the quarter. DIO has developed a completely new procedure for dental implants that involves a 3-D scan of the patient’s jaw, relying more on technology than on the dentist’s skill. The procedure is a win-win for both dentists and patients. Dentists can see twice as many patients because of the procedure’s increased speed — while also charging 20% more. Patients benefit from much faster recovery times.

Another strong contributor to Fund performance was Seria Co. Ltd., which operates a chain of dollar stores (called 100-yen shops in Japan). The company continued to benefit from industry consolidation and a stronger yen, which has the effect of lowering the cost of many imported goods that are sold by Seria.

Additional contributors included a trio of U.S.-based industrials that were responsible for a substantial portion of our outperformance in the sector: Echo Global Logistics, Inc., Trex Co., Inc. and Spirit Airlines, Inc. In the case of Spirit, the airline had been taking advantage of sharply lower fuel costs to improve margins and finance growth during the past two years. That growth orientation proved problematic, however, as customer complaints about reliability increased and other airlines, notably American, began competing aggressively on price to take share from Spirit. With a recent change in leadership at Spirit, the airline intends to pare growth to a more-manageable level of potentially 15% to 20% annually, while increasing expenditures to improve customer service. So far, investors have responded favorably.

Among detractors from the Fund’s performance, the most significant were several health-care companies including India’s Marksans Pharma Ltd. Based in Mumbai, Marksans markets its branded prescription and over-the-counter drugs in India and internationally, with the United Kingdom (U.K.) accounting for approximately 40% of revenues. The company’s stock tumbled in January on news that its manufacturing plant in Goa had failed a good manufacturing practice (GMP) inspection by the U.K. Medicines & Healthcare products Regulatory Agency (MHRA). In mid-March, the company announced that the U.K. regulator had issued a “Restricted GMP Certificate” that will allow Marksans to continue manufacturing and selling products considered critical for U.K. markets until the MHRA’s next inspection.

Two U.S.-based biotechs, Seattle Genetics, Inc. and Sangamo BioSciences, Inc., were also significant detractors. Both illustrate the general case of growth-oriented companies selling off during the beginning of the quarter and failing to fully participate in the recovery later in the quarter. We don’t see any company-specific problems, and we remain optimistic about future growth in these names and in the biotech industry.

OUTLOOK

During the first quarter, we trimmed our exposure to Japan — moving from a notable overweight to a near-neutral weight relative to the benchmark. In our view, corporate fundamentals for Japanese companies remain strong. However, we see the country’s risk profile as higher due to increased stock-price volatility and macroeconomic uncertainties.

Also, valuations have increased as other investors have come to recognize the opportunities in Japan. Based on how valuations have risen, we suspect we were early among institutional investors to opt for a substantially overweight position in Japan. Now, we think we’re in the first wave to reduce that exposure in favor of broad-based growth opportunities elsewhere. That said, we continue to hold key investments in Japanese companies.

As always, our analysis focuses heavily on firsthand research (including meetings with management teams), fundamental due diligence and attention to macroeconomic factors. Although the first quarter didn’t bring a significant rebound in the high-quality growth stocks favored by the Fund, we remain confident in our positioning for the future. In particular, we expect our companies’ quarter-end earnings results to be strong and have the potential to ultimately be reflected in their stock prices.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities (WAGOX) — Investor	3.39%	-5.99%	5.67%	16.94%
Global Opportunities (WIGOX) — Institutional	3.39%	-5.99%	5.67%	16.94%
MSCI AC World Small Cap Index	4.87%	-4.50%	5.39%	14.99%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.56% / Institutional Class — Gross: 1.46%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Patrizia Immobilien AG (Germany)	3.2%
Unifin Financiera SAPI de C.V. SOFOM (Mexico)	2.3%
Cornerstone OnDemand, Inc.	2.2%
Rightmove plc (United Kingdom)	2.0%
Medytox, Inc. (Korea)	2.0%
Allegiant Travel Co.	2.0%

Company	% of Net Assets
Voltronic Power Technology Corp. (Taiwan)	2.0%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	2.0%
Ultimate Software Group, Inc.	1.9%
Frutarom Industries Ltd. (Israel)	1.8%

**	As of March 31, 2016, there were 96 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: November 17, 2008. The MSCI AC (All Country) World Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Ken Applegate, Linda Lasater and Kabir Goyal.

Roger Edgley, CFA Lead Portfolio Manager	Ken Applegate, CFA Portfolio Manager

OVERVIEW

Quality growth stocks did not have a strong start to 2016. Many stocks seemed to be reverting toward their historical average prices. For example, health care was the leading sector in the MSCI All Country (AC) World Ex-U.S.A. Small Cap Index in 2015, rising over 21%, and the performance of the Fund’s health-care stocks was even stronger. In the first quarter of 2016, health care was one of the worst-performing sectors in the Index, dropping

Linda Lasater, CFA Associate Portfolio Manager	Kabir Goyal, CFA Associate Portfolio Manager

2%, and our stocks declined more. In addition to investors taking profits, the U.S. political arena and drug-pricing pressures have been negatively affecting the health-care sector globally. The Fund’s overweight position in the United Kingdom (U.K.) and the underperformance of our U.K. stocks also detracted from performance relative to the Index as concern over the country’s potential exit from the European Union (Brexit) dragged down stock prices.

The Wasatch International Growth Fund — Investor Class lost -2.78% in the first quarter of 2016 and underperformed the 0.68% return of its benchmark, the MSCI AC World Ex-U.S.A. Small Cap Index.

DETAILS OF THE QUARTER

Japanese stocks have been a great source of performance for the Fund in recent years. We have benefited relative to the Index from strong stock selection and a significantly overweight position in the country. More recently, we have identified a number of developments in Japan that are cause for concern and have led us to decrease our weight to a neutral stance versus the benchmark.

In particular, we reduced weights or exited some of 2015’s strongest-performing Japanese stocks such as online maintenance, repair and operations business MonotaRO Co. Ltd., real estate Internet portal Next Co. Ltd., retailer Ryohin Keikaku Co. Ltd. and payment-processing company GMO Payment Gateway, Inc. While the long-term fundamentals of many Japanese companies continue to be positive, we believe today’s risk-reward tradeoff for the overall market is not as compelling.

We have used the proceeds from selling Japanese equities to fund purchases in a handful of emerging-market companies. While returns over the last five years for emerging markets have been uninspiring, we believe that selectively chosen emerging-market companies offer growth potential, reasonable valuations, attractive dividend payouts, and the chance to benefit from stabilizing commodity prices and from strengthening currencies.

We have focused our emerging-market investments in countries like Mexico where we added Grupo Aeroportuario del Centro Norte S.A.B. de C.V., an airport operator benefiting from increased travel, and Promotora y Operadora de Infraestructura S.A.B. de C.V., a leading infrastructure company. We also added GT Capital Holdings, Inc., operator of Toyota dealerships and a leading bank in the Philippines. In Taiwan, a strong source of small and innovative engineering companies, we increased our weight in Voltronic Power Technology Corp. and introduced Ennoconn Corp. to the Fund.

We slightly reduced our weight in the U.K., partly to fund our emerging-market purchases and partly due to uncertainty surrounding Brexit. While the odds remain against Brexit, if it were to be approved, there would be negative implications for the U.K. economy and markets. U.K. markets sold off indiscriminately during the quarter and our stocks were not immune. Our investment team will travel to Europe in May and the U.K. in June, which should provide a fresh perspective of company and market fundamentals.

In other portfolio moves, we sold our shares in Korean power plant maintenance service provider KEPCO Plant Service & Engineering Co. Ltd. What we had previously identified as delays in international projects, a key driver of growth for the company, have now become cancellations, a development we think is likely to persist. We also sold our shares in New Zealand software company Diligent Corp. after the company received an acquisition offer.

OUTLOOK

We have been observing several developments in global markets and are repositioning the Fund to potentially benefit from them. For example, in emerging markets we are starting to see more compelling risk/reward profiles for a number of countries. Although we currently have a neutral weight in emerging markets overall, we remain significantly underweight versus the benchmark in China. We are much more positive on investment opportunities in countries like Mexico, India and the Philippines.

We continue to focus our research efforts on deep due diligence and open debate with our Wasatch colleagues regarding our investment thesis for each company. The level of conviction we have in our portfolio companies remains extremely high.

We thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Growth (WAIGX) — Investor	5.38%	5.46%	8.20%	6.60%
International Growth (WIIGX) — Institutional	5.42%	5.49%	8.20%	6.60%
MSCI AC World Ex-U.S.A. Small Cap Index	6.00%	-0.60%	2.39%	3.88%
MSCI World Ex-U.S.A. Small Cap Index	6.46%	1.99%	3.84%	3.09%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.50% / Institutional Class — Gross: 1.37%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Domino’s Pizza Enterprises Ltd. (Australia)	3.7%
Patrizia Immobilien AG (Germany)	3.6%
Ai Holdings Corp. (Japan)	2.2%
Vitasoy International Holdings Ltd. (Hong Kong)	2.2%
Sartorius Stedim Biotech (France)	2.2%

Company	% of Net Assets
Rightmove plc (United Kingdom)	2.1%
Auto Trader Group plc (United Kingdom)	2.1%
Chr. Hansen Holding A/S (Denmark)	2.1%
Abcam plc (United Kingdom)	2.0%
Medytox, Inc. (Korea)	2.0%

**	As of March 31, 2016, there were 92 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Laura Geritz and Jared Whatcott.

Laura Geritz, CFA Lead Portfolio Manager	Jared Whatcott, CFA Associate Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund — Investor Class gained 2.14% during the first quarter of 2016 and continued to outperform its benchmark, the MSCI All Country (AC) World Ex-

U.S.A. Small Cap Index, which gained 0.68%.

Global markets were a bit unnerved coming out of the gate in the new year, first by numbers that pointed to slower economic growth in China, and then by the tripping of multiple circuit breakers on China’s main stock exchanges. In addition, investors grappled with uncertainty over whether the U.S. Federal Reserve would continue raising interest rates and whether the European Central Bank would continue lowering interest rates, and fears that the United Kingdom (U.K.) might leave the European Union.

Global markets rebounded strongly in the back half of the quarter mainly led by the energy and materials sectors, as commodity prices stabilized presumably due to higher property and infrastructure spending in China. And although the Fund trailed during the rally, it managed to end the quarter well ahead of the Index.

DETAILS OF THE QUARTER

The Fund’s outperformance of the Index came down to stock picking. We faced headwinds from emerging markets where the Fund continued to be overweight relative to the developed markets in the Index. Nevertheless, we want exposure to emerging markets because we believe these countries have tremendous headroom for growth. In addition, stocks with market caps under $1 billion like those in which the Fund invests generally continued to underperform those with market caps over that threshold. Despite these challenges, the Fund outperformed the developed- and emerging-market portions of the Index, as well as market-cap segments of over and under $1 billion. In short, Wasatch’s process of investing in companies that we consider to be high quality did not disappoint.

The main source of strength for the Fund’s performance relative to the Index was our Japanese stocks. Top contributors included Gurunavi, Inc., an Internet company; Dip Corp., an operator of online websites focused on part-time and seasonal jobs in Japan; and Seria Co. Ltd., the second largest “100-yen” discount retail chain in the country.

Our significant underweight of U.K. stocks contributed to results versus the Index, since the U.K. portion of the Index fell short of global returns over the first three months of the year.

Unlike previous quarters when our lack of exposure to Canadian energy and materials companies benefited the Fund, the rally in these volatile stocks over the last few weeks of the quarter meant that the Fund did not benefit from Canada’s strong performance. Likewise, even though it is a small part of the Index, our lack of exposure to South African materials stocks hurt.

Information technology was a top-contributing sector to performance during the quarter. In addition to the Japanese Internet names already mentioned, Logo Yazilim Sanayi Ve Ticaret AS, a Turkish software firm for small to medium-size enterprises, offered a significant boost to performance.

Australian online travel company Webjet Ltd. was the clear leader among our consumer-discretionary holdings. The company has profited from strong travel momentum aided by a cheaper Australian dollar, and its stock price has more than doubled in the last nine months.

The health-care sector was another sound contributor to the Fund’s performance. Despite poor performance by Lee’s Pharmaceutical Holdings Ltd., both Indonesian pharmaceutical company PT Kimia Farma (Persero) Tbk and United Arab Emirates hospital operator NMC Health plc helped produce a positive return in a sector that was down over 2% in the Index.

The industrials sector detracted the most from the Fund’s performance. Some of our portfolio companies in the air freight and logistics and transportation infrastructure industries struggled with economic headwinds.

OUTLOOK

As central bankers have reached for ways to squeeze growth out of the world’s economies, some have even embarked on a new experiment of negative interest rates. In a world stuck on a path of slowing growth and approaching what seems to be the limit of monetary-policy effectiveness, where do we go from here? Let us tell you where our team went. In the first three months of 2016, members of our team were on the road visiting companies in Malaysia, Thailand, Mexico, Indonesia, the Philippines, Vietnam, Singapore, the United Arab Emirates, Pakistan, India, Japan, Korea and China.

The point is that while the global economy may well be in uncharted waters, we have continued to find companies that we believe are high quality with the potential to flourish for years to come — companies that have strong balance sheets, solid cash flows, innovative management teams, and the ability to navigate the uncertainties that are, and will continue to be, part of the global landscape.

And while we don’t know exactly how economies will react to the current efforts of central bankers and politicians, or exactly where global markets are headed, we remain confident in the quality of our portfolio companies and are excited for the journey forward.

Thank you again for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Opportunities (WAIOX) — Investor	9.34%	6.24%	8.27%	7.15%
International Opportunities (WIIOX) — Institutional	9.73%	6.61%	8.35%	7.19%
MSCI AC World Ex-U.S.A. Small Cap Index	6.00%	-0.60%	2.39%	3.88%
MSCI World Ex-U.S.A. Small Cap Index	6.46%	1.99%	3.84%	3.09%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.23% / Institutional Class — Gross: 1.96%, Net: 1.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Webjet Ltd. (Australia)	2.6%
Gurunavi, Inc. (Japan)	2.6%
Collins Foods Ltd. (Australia)	2.0%
Dip Corp. (Japan)	2.0%
Next Co. Ltd. (Japan)	1.9%

Company	% of Net Assets
Australian Pharmaceutical Industries Ltd. (Australia)	1.7%
Logo Yazilim Sanayi Ve Ticaret AS (Turkey)	1.7%
Voltronic Power Technology Corp. (Taiwan)	1.6%
Trade Me Group Ltd. (New Zealand)	1.6%
Sigma Pharmaceuticals Ltd. (Australia)	1.5%

**As	of March 31, 2016, there were 146 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Large Cap Value Fund — Investor Class gained 1.95% while slightly outperforming the Russell 1000 Value Index, which returned 1.64% in the first quarter of 2016.

Entering 2016, investors were closely monitoring global growth and stability in the wake of ongoing weakness in prices for oil and other commodities. Nonetheless, markets were prepared overall for continued reasonable growth in the economy, and for the U.S. Federal Reserve (Fed) to implement additional modest increases in short-term rates. However, the new year opened with data showing a contraction in China’s manufacturing sector, leading Chinese stock exchanges to hit their circuit breakers and dragging down stocks globally. In addition, crude oil prices slid to $30 a barrel as January progressed. Equities turned upward in mid-February and eventually recovered the ground lost aided by supportive central-bank policies globally and a rebound in oil prices to the $40 range.

Performance for the Fund was principally driven by stock selection rather than any thematic exposures. From a sector perspective, utilities, consumer staples and industrials were the main contributors to results relative to the benchmark. Stock selection within financials was the most significant detractor. Our health-care holdings also acted as a slight drag on the Fund’s return.

DETAILS OF THE QUARTER

Leading individual contributors to the Fund’s performance in the quarter included electrical-equipment and industrial-components manufacturer Eaton Corp. plc. Eaton’s results in the fourth quarter of 2015 exceeded expectations and were accompanied by improved forward guidance. Additionally, investors have taken a positive view of management’s ability to deal with an uncertain economy by managing costs and finding efficiencies. We continue to view the stock as relatively attractive from a valuation standpoint.

A position we initiated in the fourth quarter of 2015 in electric utility Exelon Corp. was also a significant contributor. Exelon is the leading U.S. operator of nuclear power plants. The company has seen its earnings and stock price suffer as low natural gas prices eroded its competitive position within the power-generation market. Exelon’s stock price benefited during the quarter as a proposed merger gained approval and energy prices came off of their recent lows. We have maintained the position as Exelon continues to trade at a valuation below that of the broader utilities group.

Retailer Macy’s, Inc. was another contributor, as its stock rebounded off of recent lows. The stock had struggled as the strengthening U.S. dollar led to lower international tourist traffic at its flagship Manhattan store. In addition, unseasonably warm winter weather took a toll on apparel and accessory sales. More broadly, Macy’s has suffered along with other brick-and-mortar retailers from growing e-commerce competition. Our patience in continuing to hold the stock was rewarded in the quarter as Macy’s fourth quarter 2015 sales came in above expectations. We continue to hold the stock believing it remains reasonably valued given our outlook for the company.

On the downside, banking giant Citigroup, Inc. was the leading individual detractor. Global banks as a group lagged in the quarter, in part due to a scaled-back outlook for Fed rate hikes, as any rise in interest rates would stand to improve net interest margins for lenders. Additionally, Citi’s stock seemed to be punished for the bank’s relatively high exposure to emerging markets, given the flaring up of China concerns in January. We view the stock as having been oversold based on the market’s memory of the impact of emerging-market exposure during the last financial crisis.

Another leading detractor was financial-services provider Voya Financial, Inc. Pushed-back expectations for Fed action on interest rates negatively affected Voya’s stock. The company is also viewed as vulnerable to financial-market volatility due to annuity business it wrote in the mid-2000s, which was based on guaranteeing a certain return to retirement investors. We have reduced our position size due to the stock’s volatility, but view the company as undervalued given Voya’s high capital levels and the prospect of its annuity exposure rolling off over time.

Outside of financials, specialty pharmaceutical company Shire plc performed poorly, in part due to a selloff in the broader pharmaceutical space, but also due to uncertainties raised by a proposed acquisition. We view the stock as trading at a significant discount based on our growth projections for the company, and have maintained the position.

OUTLOOK

There appears to be enough forward momentum in the economy to support some further moderate upward progress for stocks, all else being equal. Given this outlook, we modestly increased the Fund’s exposure to cyclical companies in the wake of the global equity market selloff in early 2016, based on where we saw oversold valuations.

That said, we continue to believe that the current stock-market cycle is in its later stages. As a result, the Fund has a bias toward larger market capitalization companies positioned to weather a shift in sentiment. As always, we believe we have positioned the Fund with an overall emphasis on the inexpensive stocks of companies we consider to be high quality with strong balance sheets and higher-than-average dividend yields.

We believe the Fund is well-positioned for the longer term, and thank you for your continued investment.

Current	and future holdings are subject to risk.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	7.15%	-0.94%	5.62%	5.13%
Large Cap Value (WILCX) — Institutional	7.11%	-0.91%	5.71%	5.18%
Russell 1000® Value Index	7.37%	-1.54%	10.25%	5.72%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are Investor Class — Gross: 1.12%, Net: 1.10% / Institutional Class — Gross: 1.44%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Duke Energy Corp.	5.0%
General Electric Co.	4.8%
Cisco Systems, Inc.	4.2%
Johnson & Johnson	4.2%
JPMorgan Chase & Co.	4.1%

Company	% of Net Assets
Citigroup, Inc.	4.0%
Pfizer, Inc.	3.8%
Wells Fargo & Co.	3.8%
Procter & Gamble Co. (The)	3.8%
Wal-Mart Stores, Inc.	3.5%

**	As of March 31, 2016, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Terry Lally.

Michael Shinnick Lead Portfolio Manager	Terry Lally, CFA Portfolio Manager	OVERVIEW As 2015 drew to a close, investors were closely monitoring global growth and stability conditions in the wake of ongoing price weakness for oil and other commodities. On balance, however, markets were anticipating continued reasonable progress in the economy. Investors were also expecting the U.S. Federal Reserve (Fed) to continue implementing modest increases in short-term interest rates. These expectations were thwarted as data showing a contraction in China’s manufacturing sector led Chinese stock exchanges to plummet. Global equities quickly followed suit. In addition, crude-oil prices slid to $30 a barrel. Equities turned upward in mid-February and eventually recovered the ground lost, driven by the Fed signaling it would pause rate increases and by a rebound in oil prices to the $40 range.

For the quarter, the Wasatch Long/Short Fund — Investor Class gained 6.58%, significantly outperforming the 1.35% return of the S&P 500 Index. The Fund’s long positions were the source of outperformance relative to the Index, aided by a rebound in some longstanding energy-related holdings. In addition, our consumer-discretionary holdings performed well, buoyed by a stronger-than-expected holiday season. The short side of the Fund detracted from performance, with a single holding accounting for much of the weakness.

DETAILS OF THE QUARTER

A pair of longstanding positions in exploration and production (E&P) firms Bill Barrett Corp. and Denbury Resources, Inc. rose sharply in the quarter and were among the Fund’s top contributors to performance. Both stocks were supported by the rebound in energy prices. While the energy sector as a whole continues to operate against an uncertain backdrop, we believe the market is beginning to recognize companies, such as Bill Barrett and Denbury, with the financial wherewithal to weather commodity-price volatility.

Another leading contributor was luxury-apparel designer Michael Kors Holdings Ltd., whose shares benefited as the company posted strong operating results despite a challenging environment for retailers.

Finally, our overall positioning within financials added to performance versus the Index, as we had a lack of exposure to global banks, which suffered early in the quarter as the expected timetable for higher interest rates was delayed.

As always, we seek to benefit by shorting stocks we believe are trading at unsustainably high multiples. The top contributor among our short positions for the quarter was specialty health-care company, Zeltiq Aesthetics, Inc.

Prescription drug benefits manager Express Scripts Holding Co. was the leading detractor among the Fund’s long positions. The company’s share price declined as a dispute with its largest client over pricing became public. We trimmed the position based on the uncertain near-term outlook for the stock.

Not all energy stocks participated in the rally and shares of Unit Corp. dropped notably in the quarter. Unit’s business is divided roughly equally between E&P and oil-field services. While the stock was hurt in the quarter by soft demand for oil-rig rentals, Unit’s balance sheet benefits from the company’s assets in the form of rig ownership, and we have maintained our exposure there.

Department-store chain JC Penney Co., Inc. was the leading detractor among the Fund’s short positions by a wide margin. The company’s shares rose on favorable same-store sales results for the fourth quarter of 2015, but JC Penney continues to lose money and faces daunting competition from both online retailers and traditional brick-and-mortar peers. Food-services provider Sysco Corp. also detracted on the short side of the Fund.

We re-entered Citigroup, Inc., shares of which dropped on heightened concerns over the outlook for banks in a world of persistently low interest rates and soft loan demand. In a similar vein, we added a position in PNC Financial Services Group, Inc. We also quickly re-established Apple, Inc. as our largest position following a period of weak performance, and were quickly rewarded as the stock rebounded.

OUTLOOK AND POSITIONING

The year 2015 was very challenging for the Long/Short Fund. Throughout this period and into 2016, we have continued to adhere to our valuation discipline. In the most-recent quarter, we began to see some unwinding of the market dislocations that provided such a headwind to the Fund’s performance last year. In broad terms, the performance of momentum- versus value-oriented stocks has shown signs of normalizing.

Within energy, investors appear more willing to make the effort to separate long-term winners from companies not as well-positioned to withstand a volatile pricing environment. We continue to believe that exposure to energy-related companies and others with tangible assets has the potential to be highly beneficial, given a global backdrop where central banks lack a clear path to addressing deflation.

We have asked for your patience as we manage through this unprecedented market cycle, and we thank you for your continued confidence in and investment with us. We remain excited about the opportunities we are seeing, and we feel confident that the Fund is well-positioned to over time play a valuable role in your portfolio.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Long/Short (FMLSX) — Investor	7.64%	-9.19%	1.34%	4.10%
Long/Short (WILSX) — Institutional	7.87%	-8.90%	1.45%	4.16%
S&P 500® Index	8.49%	1.78%	11.58%	7.01%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.07%	0.08%	0.06%	1.07%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are — Investor Class: 1.61% / Institutional Class — Gross: 1.47%, Net: 1.46%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities, which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Apple, Inc.	4.2%
Iron Mountain, Inc.	4.0%
Cisco Systems, Inc.	3.9%
Oracle Corp.	3.8%
Macy’s, Inc.	3.4%

Company	% of Net Assets
Steel Dynamics, Inc.	3.4%
Bill Barrett Corp.	3.3%
QUALCOMM, Inc.	3.1%
United Continental Holdings, Inc.	3.1%
Mosaic Co. (The)	3.1%

**	As of March 31, 2016, there were 40 long and 16 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Dan Chace.

Dan Chace, CFA Lead Portfolio Manager

OVERVIEW

U.S. equities got off to a volatile start in the first quarter of 2016. The Wasatch Micro Cap Fund declined -5.03%, while its benchmark, the Russell Microcap Index fell -5.43%. Before rebounding from its February low, the Index had been down nearly 18% on the year. While positive U.S. economic data helped the large-cap averages eke out modest gains for the quarter, micro caps finished lower.

During market declines, the Fund has frequently outperformed its benchmark. That pattern continued, with the Fund holding up better than the Index in what was a weak quarter for micro caps.

DETAILS OF THE QUARTER

One of the primary reasons the Fund outperformed in the quarter was stock selection in the financials sector, especially banking. The Index’s financials holdings were down more than 3% while the Fund’s holdings were up close to 5%. Given the lackluster growth profile of many financial companies, we are significantly underweight in the sector relative to our benchmark.

The Fund’s outperformance in financials was led by the announced acquisition of Avenue Financial Holdings, Inc. by Pinnacle Financial Partners, Inc., two banks held in the Fund. Both banks operate in areas of Tennessee with favorable demographics and strong economic growth in the markets they serve. Because proceeds from the sale of Avenue will be paid primarily in Pinnacle stock rather than in cash, we liquidated our position in Pinnacle to maintain our desired weight in Avenue.

The consumer-discretionary sector was another area of outperformance attributable to stock selection and our overweight versus the benchmark. Our retail and restaurant holdings generally performed well, as gains in U.S. employment and wages have supported our investment thesis and provided a positive backdrop for consumer stocks.

During the quarter, we added LendingTree, Inc. and Trex Co., Inc. Both stocks were strong contributors to performance during the first quarter. LendingTree is a marketing channel for banks and other lenders to find borrowers. Although the stock was already well off its highs of 2015, it fell sharply in January and February on what we viewed as minimal negative news. After stepping up our research on the company, we began buying the stock in January. We bought Trex, a manufacturer of non-wood decking, after discussing its fundamentals and valuation with one of our Wasatch team members who knows the company well. Soon afterward, Trex announced strong quarterly earnings and the stock outperformed.

USA Technologies, Inc. was the Fund’s second-largest contributor to performance during the quarter. We first discovered this provider of cashless systems for vending machines in June 2014 when its market cap was $66 million — small even by micro-cap standards. We established and added to our position later that year. Though we trimmed our position in USA Technologies late last year, recent performance has been solid in our view, and conversations with its customers have increased our confidence.

Notable areas of weakness in the market and the Fund were information technology and health care, two sectors where we are typically overweight versus the Index given their growth and innovation relative to other sectors. Software companies accounted for our two greatest detractors from performance for the quarter. SPS Commerce, Inc., a provider of software that helps retail suppliers manage their supply chains, posted disappointing earnings. We reduced our position on concerns that the company’s growth may be slowing. Tyler Technologies, Inc. provides software for state and municipal governments. Although Tyler’s quarterly earnings and full-year guidance for 2016 fell short of expectations, we remain excited about the company’s long-term prospects. Tyler is a leader in a very large market still in need of significant modernization.

Within health care, biotechnology companies Cempra, Inc. and Intra-Cellular Therapies, Inc. were two of the biggest detractors. Both companies have large market opportunities and drugs with reasonable likelihood of approval in our view. We consider biotechnology an important industry for growth-oriented micro-cap investors. Deep due diligence — led by a doctorate-level analyst with clinical research experience — helps us to identify biotech companies with a strong combination of science, management, and a clear plan for delivering products to market.

Volatility can provide opportunities to cull weaker holdings and free up cash for other investments. The nine positions we sold during the quarter consisted mainly of investments that failed to meet our growth expectations. We added 10 companies that we think have better prospects.

OUTLOOK

While optimism about the pace of U.S. economic growth has improved in recent weeks, the global economic environment is still quite unsettled. Our base scenario is that the U.S. economy is not headed into recession and that growth in key areas of the Fund — such as health care and technology — will persist. We also anticipate a modestly stronger U.S. consumer and pockets of growth globally.

As bottom-up investors, our goal is to discover and invest in micro-cap companies that have strong growth potential and are not dependent upon broader macroeconomic factors. While valuation is always an essential consideration in equity investing, we believe the current unpredictable environment makes assessing the fundamental momentum of a business more important than ever. While surprises will always occur, we are optimistic about the prospects for growth and profitability of the companies we hold in the Fund.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	0.54%	-12.13%	5.98%	3.72%
Russell Microcap® Index	-1.89%	-13.05%	6.61%	3.18%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.90%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
LGI Homes, Inc.	2.7%
CareTrust REIT, Inc.	2.5%
Avenue Financial Holdings, Inc.	2.5%
ICON plc (Ireland)	2.2%
Ensign Group, Inc. (The)	2.2%

Company	% of Net Assets
Ultimate Software Group, Inc.	2.2%
Superior Uniform Group, Inc.	1.9%
HealthEquity, Inc.	1.9%
MakeMyTrip Ltd. (India)	1.8%
ExamWorks Group, Inc.	1.8%

**	As of March 31, 2016, there were 94 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Value Fund lost -2.26% in what was a volatile period for U.S. equities. The Fund fell less than its benchmark, the Russell Microcap Index, which lost -5.43% in the first quarter of 2016.

Stocks began the quarter with a steep decline as concerns about global economic growth weighed on investor sentiment. Uncertainty about looming interest-rate hikes from the U.S.

Federal Reserve (Fed) also hung over the market. In an unusual and dramatic reversal, equities rallied strongly during the latter part of the quarter as investor fears abated.

Heavily weighted in small banks, the Microcap Index did not fare as well as many other indices. Because the loan revenues of banks are linked to long-term interest rates, bank stocks did not benefit as much from the more-accommodative outlook for interest rates that fueled much of the rebound in equities. Our underweight position in banks not only mitigated our relatively poor stock selection in the financials sector, it allowed us to invest more in other areas where our stock selection was beneficial.

With health care the worst-performing sector of the Index by far, our underweight position in the sector was a tailwind for the Fund. In addition, our health-care stocks held up better than those in the Index. As a result, health care was our greatest source of outperformance and a main reason the Fund declined less than its benchmark during the quarter.

DETAILS OF THE QUARTER

One of the strongest contributors to Fund performance for the quarter was John B. Sanfilippo & Son, Inc. (JBSS). The company distributes peanut and tree-nut products in the U.S. under the Fisher, Orchard Valley Harvest and other brand names. It also processes nut products for private-label retailers. JBSS is experiencing strong demand for its products and gaining market share in key segments of its business.

Specialty food-products distributor The Chefs’ Warehouse, Inc. was another top contributor. The company sells primarily to chefs who own or operate restaurants, catering services and fine-dining establishments. The Chefs’ Warehouse is beginning to reap the benefits of its recent acquisitions, as evidenced by increases in net sales and earnings per share.

The weak health-care sector accounted for eight of the Fund’s 10 largest detractors from performance during the first quarter. Our greatest detractor for the quarter was India’s Marksans Pharma Ltd. Based in Mumbai, Marksans markets its branded prescription and over-the-counter drugs in India and internationally, with the United Kingdom (U.K.) accounting for approximately 40% of revenues. Marksans’ stock tumbled in January on news that its manufacturing plant in Goa had failed a good manufacturing practice (GMP) inspection by the U.K. Medicines & Healthcare products Regulatory Agency (MHRA). In mid-March, the company announced that the U.K. regulator had issued a “Restricted GMP Certificate” that will allow Marksans to continue manufacturing and selling products considered critical for U.K. markets until the MHRA’s next inspection.

Other significant detractors in health care included Universal Health International Group Holding Ltd. and Cempra, Inc. Universal Health sells pharmaceutical products in China through its retail chain and distribution centers. Cempra is a clinical-stage biopharmaceutical company that develops antibiotics. We sold Universal Health in response to deteriorating company fundamentals. Cempra and several of its peers in the Fund were sold on concerns about valuations in the biotechnology and pharmaceutical industries.

OUTLOOK

Just as concerns about tighter U.S. monetary policy and slower growth in China appeared to trigger the rapid retreat in equity prices at the quarter’s outset, the subsequent rebound unfolded nearly as swiftly on signs of Chinese stabilization and a less-aggressive path for U.S. interest rates. We sought to take advantage of the volatility by establishing new positions for the Fund in stocks that we believe had been beaten down excessively. In particular, we added several industrial companies that stand to benefit from looser Fed policy and from the weaker dollar that may follow. We also added to existing Fund positions in cyclical growth companies that we believe are well-positioned for a continuation of the low-interest-rate, muddle-through economy of the past several years.

We think recently stepped-up efforts by the world’s central bankers to depress long-term interest rates are likely to restrain bank earnings by holding down market interest rates for loans. Until the spread between short-term and long-term interest rates is allowed to normalize, we expect the Fund to remain underweighted in banks and for the industry to lag the broader market.

Despite our cautious outlook for banking overall, we continue to find a few micro-cap banks that we consider attractive. Our approach has been to seek reasonably priced, well-managed banks that are growing faster than the industry as a whole in metropolitan areas that are experiencing above-average population growth. We expect banks with these characteristics to either be rewarded with higher earnings multiples or to be acquired by competitors.

Our investment template for micro caps in general follows very much along the same lines. In keeping with the Fund’s value orientation, we look for reasonably priced or undervalued small companies with the potential for attractive growth. As the sales and earnings of these undiscovered growers increase, our experience has been that increased attention from investors has resulted in higher valuations for the stocks.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	1.11%	-0.96%	9.30%	7.51%
Russell Microcap® Index	-1.89%	-13.05%	6.61%	3.18%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are Gross: 2.09%, Net: 2.03%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Fabrinet	1.5%
LGI Homes, Inc.	1.3%
Ebix, Inc.	1.3%
Atlas Financial Holdings, Inc.	1.2%
Chefs’ Warehouse, Inc. (The)	1.2%

Company	% of Net Assets
Customers Bancorp, Inc.	1.2%
John B. Sanfilippo & Son, Inc.	1.2%
Turk Tuborg Bira ve Malt Sanayii A.S. (Turkey)	1.1%
NV5 Global, Inc.	1.1%
Perficient, Inc.	1.1%

**	As of March 31, 2016, there were 119 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Jeff Cardon.

JB Taylor Lead Portfolio Manager	Jeff Cardon, CFA Portfolio Manager	OVERVIEW Small-cap stocks got off to a volatile start in the first quarter of 2016. Through the first week of February, the Russell 2000 Growth and Russell 2000 indices were down -19% and -16%, respectively. For small-cap investors, perhaps the January Effect was delayed to February, as both indices rallied strongly to finish the quarter and erased most of their losses. Market commentators have pointed to the U.S. Federal Reserve backing off its rhetoric of steady interest-rate increases, a reversal in the strong U.S. dollar, and a bottoming of commodity prices as reasons for the market’s pivot in the quarter. At quarter’s end, the Russell 2000 Growth declined -4.68% while the Russell 2000 finished down -1.52%. The Wasatch Small Cap Growth Fund — Investor Class fell -4.36%.

DETAILS OF THE QUARTER

The strongest theme to emerge when parsing the quarter’s results was the market’s changing appetite for higher-growth stocks. This was most apparent when looking at the indices by industry. The fastest-growing industries of the economy — technology services, health technology and health services — delivered the worst stock returns during the first quarter of 2016. In 2015, these were a few of the only industries to contribute positively to index performance. Conversely, stocks from the non-energy materials, utilities, process industries and producer manufacturing industries, produced the best returns in the quarter after underperforming for all of 2015.

The Fund finished the quarter with performance in line with the Russell 2000 Growth but behind the Russell 2000. This is mostly explained by our large underweight in one high-growth industry, biotechnology, offset by our relatively large weight in another high-growth industry, technology services. Being underweight in biotech was positive for relative performance, especially versus the Russell 2000 Growth Index that had nearly twice our weight in biotechnology stocks.

On the other hand, our decision to overweight technology-services stocks hurt us disproportionately in the quarter. Information-technology stocks were among the Fund’s worst detractors in the first quarter. While biotech and technology services comprise companies with entirely different fundamental drivers, it appears technology stocks, and specifically the higher-growth companies within the sector, were thrown into the same basket as biotech stocks as the market seems to have associated higher growth with higher risk.

The selloff in these higher-growth stocks isn’t surprising in that valuations were fairly expensive entering the quarter. In our view, high-growth stocks have been painted with the same broad brush, irrespective of the underlying fundamentals or business-model differences.

The recent rotation out of high-growth stocks appears to have been driven by changes in investor sentiment, rather than by improving fundamentals for the average company. We don’t see reasons to believe this shift will be long lived. We like investing in the small-cap space because there are over 2,200 companies to consider as we search for companies with outstanding growth prospects. In contrast to the anemic growth provided by the broader economy, and revenue growth of just 3.7% for the average U.S. small-cap company, our companies reported average revenue growth of 17.4% and average earnings growth of 17.7% during the quarter.

High-growth companies are only a portion of the high-quality growth portfolio we believe we have assembled. As of March 31st, about 40% of the Fund was positioned in higher-growth companies. We’re attracted to these companies because they stand out so sharply in a lower-growth economy. It’s in this group that we are currently seeing the most volatility but we are also seeing some of the greatest potential for returns.

The average return for the rest of the Fund, which is made up of our more stable, consistent growers, was slightly positive for the quarter. Examples of steady compound growth companies include Copart, Inc. and O’Reilly Automotive, Inc. We have owned Copart and O’Reilly for over 16 and 18 years, respectively. Copart grew revenues 8.5% and O’Reilly grew revenues 10.5% during the quarter, and the stocks were up 7% and 8%, respectively, so there is evidence the Fund also benefited from the market’s pivot away from the highest-growth companies.

OUTLOOK

We remain steadfast in owning what we believe are the highest-quality growth businesses in the small-cap universe. In a macroeconomic environment where growth is scarce, we think the stocks of companies with outstanding growth will be disproportionately rewarded over the long term. Throughout our history, we have observed that the market occasionally goes through periods where it underestimates the ultimate earnings power of companies with high and sustainable earnings growth. Valuation resets like the one we saw during the quarter in biotechnology and technology create great opportunities for investors focused on the long term. When higher-growth companies are combined with a portfolio of our more stable growth companies, we believe the Small Cap Growth Fund can continue to offer a portfolio that has better growth and quality metrics when compared to the indices, but with similar overall valuations.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth (WAAEX) — Investor	1.51%	-11.59%	7.03%	6.10%
Small Cap Growth (WIAEX) — Institutional	1.51%	-11.59%	7.03%	6.10%
Russell 2000® Growth Index	-0.57%	-11.84%	7.70%	6.00%
Russell 2000® Index	2.02%	-9.76%	7.20%	5.26%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund — Investor Class: 1.22% / Institutional Class — Gross: 1.09%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Ultimate Software Group, Inc.	4.5%
Knight Transportation, Inc.	3.9%
Cornerstone OnDemand, Inc.	3.7%
Spirit Airlines, Inc.	2.5%
ExamWorks Group, Inc.	2.4%

Company	% of Net Assets
ICON plc (Ireland)	2.3%
Copart, Inc.	2.2%
Echo Global Logistics, Inc.	2.1%
Chefs’ Warehouse, Inc. (The)	2.1%
O’Reilly Automotive, Inc.	2.0%

**	As of March 31, 2016, there were 106 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

Despite poor performance early in the quarter, small-cap value stocks staged a strong recovery and ultimately finished with a gain of 1.70%, as gauged by the Russell 2000 Value Index. While the broader asset class ended the quarter in positive territory, the Wasatch Small Cap Value Fund — Investor Class finished down -2.36%. This marks a reversal from 2015, during which we outpaced the benchmark by a wide margin, as well as a departure from the Fund’s strength relative to the Index over the past five- and 10-year periods.

We believe the Fund’s underperformance in the first quarter was largely the result of short-term factors. During the quarter, we exited or reduced weights in holdings where we saw fundamental deterioration. One of the more notable aspects of the rally that occurred from mid-February onward was significant outperformance by the types of companies we consider to be low quality. For many of these stocks, we think they simply had been oversold.

DETAILS OF THE QUARTER

The Fund’s results relative to the Index were adversely affected by our overweight position in the health-care sector given that it was, by far, the worst-performing sector in the Index for the quarter. Our selection of health-care stocks further detracted from performance. With this said, an important element of our approach is our effort to capitalize on market inefficiencies by buying growth stocks when they fall into value territory. Such opportunities have presented themselves in the pharmaceuticals and biotechnology industries, and have resulted in our overweight positions in these groups. Marksans Pharma Ltd., a manufacturer of medications packaged in “soft gels,” saw its stock price fall sharply due to worries related to regulatory concerns in the United Kingdom as well as the acquisition of a new packaging facility in the United States. We believe these issues are transitory, but we are digging deeper — including a due-diligence visit to the new facility — to ensure that our investment thesis for Marksans remains intact. Clinical-stage pharmaceutical company Cempra, Inc. reported weaker-than-expected data on a key drug. The decline in Cempra’s stock price was amplified by the selloff in the overall sector. Believing the market overreacted to the news, we chose to maintain our position in Cempra.

The financials sector was another source of weakness for the Fund. Some banks that performed well for us last year, such as Customers Bancorp, Inc., pulled back in the first three months of 2016. After meeting with Customers’ management, we remain confident the company is on a path for growth and is likely to recognize value from a mobile banking platform it has been quietly developing for over two years. Asset-management firms Virtus Investment Partners,

Inc. and Artisan Partners Asset Management, Inc. also underperformed. We eliminated Virtus after the company lost a key portfolio manager. Together with other missteps, this led us to conclude that the turnaround we had been expecting has become less likely to materialize. We maintained the position in Artisan. We like Artisan’s platform and believe the company is poised to capitalize on growing investor interest in emerging markets. On the positive side, shares of Avenue Financial Holdings, Inc. rallied after a proposed acquisition by Pinnacle Financial Partners, Inc., another company held in the Fund.

Information technology was our top-contributing sector in the first quarter, thanks in part to the substantial contribution from Fabrinet. We believe the company is well-positioned to capitalize on the rapidly growing demand for next-generation optical network components via its “pick and shovel” business model. We see increasing upside potential for Fabrinet and added to our position. Ebix, Inc. also made a strong contribution to the Fund’s performance, as investors gained a better appreciation of the company’s ability to participate in the modernization of the insurance industry in the United Kingdom.

OUTLOOK AND POSITIONING

We believe the elevated volatility in the stock market over the past three months is a reflection of the constantly shifting outlook regarding economic growth and Federal Reserve policy. Although volatile conditions can be unnerving for investors, we view price swings as providing important longer-term opportunities. Throughout our lengthy tenure as managers of the Wasatch Small Cap Value Fund, we have sought to take advantage of market downturns by adding to positions in our favored companies. We believe we were able to do so in the quarter, when the Russell 2000 Value Index was down nearly 13% at its low. We added to our existing weighting in trucking-related stocks and initiated a new position. The U.S. government is implementing stricter limits next year for hours worked by truck drivers. It will also require trucking companies to switch from paper tracking logs to electronic logging devices to monitor compliance. The new methodology should reduce truckers’ ability to misrepresent data, a shift we expect to essentially remove capacity from the industry. We believe the new requirements, together with the continued health of the U.S. economy, will benefit larger, well-managed operators such as those in which the Fund invests.

Our willingness to buy undervalued companies on market weakness has held the Fund in good stead on a long-term basis, and we believe it will continue to do so in the months and years ahead.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	-0.86%	-9.79%	8.24%	5.02%
Small Cap Value (WICVX) — Institutional	-0.80%	-9.69%	8.37%	5.08%
Russell 2000® Value Index	4.63%	-7.72%	6.67%	4.42%
Russell 2000® Index	2.02%	-9.76%	7.20%	5.26%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.21% / Institutional Class — Gross: 1.20%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Fabrinet	4.8%
Ensign Group, Inc. (The)	3.2%
Spirit Airlines, Inc.	3.2%
Ebix, Inc.	3.0%
LGI Homes, Inc.	2.8%

Company	% of Net Assets
CareTrust REIT, Inc.	2.7%
HEICO Corp., Class A	2.6%
Allegiant Travel Co.	2.5%
Customers Bancorp, Inc.	2.3%
Arbor Realty Trust, Inc.	2.3%

**As	of March 31, 2016, there were 62 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager

QUARTERLY RESULTS

Disappointingly, the first quarter of 2016 saw the Wasatch Strategic Income Fund continue along the same rocky path it has been traveling on for the past year. The Fund ended the quarter with a gain of 0.55%, but fell short of its stock and bond benchmarks. The S&P 500 Index rose 1.35%, while the Barclays Capital U.S. Aggregate Bond Index increased 3.03%.

The continuation of this sub-par performance over the past year is frustrating to me. It’s frustrating because I don’t have a good handle on the underlying drivers of the performance beyond the simplistic observation that the Fund has held too many weak stocks and not enough strong ones. There isn’t an obvious business reason to account for the declines in most of our weak stocks. On the other hand, many of these declining stocks are supported by yields that were high and closed the quarter even higher. This has been a theme for the past year. Many of our stocks continue to yield above 5% (including several higher than 10%), while most consumer savings alternatives provide yields close to zero. For that reason, these stocks should be in high demand from investors but, instead, they have continued to stagnate.

While the Fund’s performance did fall short of both benchmarks, in some ways the quarter was a victory as many mutual funds failed to earn a positive return for the quarter. Further, our heavy weighting in financials and the weak performance of the financials sector within the S&P 500 (-5.12%) made it feel like we were running against the wind. So, even the Fund’s small positive return felt like a minor win.

In assessing quarterly results, I like to call out stocks that have hit our performance by more than 0.50 of a percentage point. NorthStar Realty Finance Corp. was our biggest detractor, despite announcing significant restructuring moves, a meaningful share buyback, a yield over 12% and a stock price discounted by 40% to net asset value (NAV). Go figure.

Colony Capital, Inc. was our second-worst detractor. During the quarter, the company announced an on-target quarter, a new fund, yielded almost 10% and also traded at a discount to NAV. Again, go figure.

The Fund’s top contributors included CBS Corp. and Medallion Financial Corp. Comcast Corp. was the third-best contributor. All of these companies had incrementally positive business developments. CBS had better-than-expected advertising revenues, while the sky continued to not fall on Medallion, so it continued paying its dividend, which provided an 11% yield. Comcast reported an on-target quarter.

During the quarter, we sold several companies including long-time holdings Two Harbors Investment Corp. and Evolution Petroleum Corp. The main reason for selling Two Harbors is that I have been paring back the Fund’s exposure to financials because I don’t fully understand why these stocks have been punished so much. The company’s lines of business are not that different from the business lines of several of our other holdings so, to some extent, holding Two Harbors was duplicative. I sold Evolution as energy prices bounced because I preferred to have our energy exposure in larger and what I see as more stable companies — Suncor Energy, Inc. and Magellan Midstream Partners, L.P. We reversed course and sold Capitala Finance Corp. as its results have fallen short of our other business development company (BDC) holdings. We also exited TAL International Group, Inc. as prospects for container demand diminished as world trade continues to bump along the bottom.

Our new investments included FS Investment Corp., BlackRock Capital Investment Corp. and Hercules Capital, Inc. These holdings are BDCs that make loans to middle market companies. BDCs are attractive to us because banks have been forced to exit this market due to new, more stringent capital regulations. I also returned to CVS Health Corp., which is an old favorite consistent dividend grower.

ANNUAL RESULTS

The Fund’s annual performance was negative and fell short of its stock and bond benchmarks. Almost all of the shortfall can be chalked up to the horrendous quarter ended September 30, 2015, during which our holdings in financials took a severe beating. The combined performance during the other three quarters was much closer to the performance of our benchmarks. Considering the trailing three-year returns of the Fund and its benchmarks provides a longer-term perspective. I include these returns mostly to remind us that last year’s shortfall was a near inevitable response to the extraordinarily strong performance of the market from mid-2012 to mid-2015. For the trailing three years, the Fund returned 6.18% annually which, as is our goal, falls in the middle of our stock and bond benchmarks, although the return did fall a bit short of our high single-digit goal.

LOOKING FORWARD

While the past year proved to be a challenging time for the Fund, I remain confident that our strategy of owning companies that have the ability and willingness to pay a growing stream of dividends has the potential to be rewarding in the long run. I would also like to remind fellow shareholders that the bulk of my personal stock market holdings are invested alongside yours in the Fund. I appreciate your vote of confidence by continuing to own the Wasatch Strategic Income Fund as we navigate through these difficult times.

Current and future holdings are subject to risk.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Strategic Income	2.05%	-11.98%	8.28%	6.07%
S&P 500® Index	8.49%	1.78%	11.58%	7.01%
Barclays Capital U.S. Aggregate Bond Index	2.44%	1.96%	3.78%	4.90%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.51%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, which are described in more detail in the prospectus.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Comcast Corp., Class A	6.2%
CBS Corp., Class B	5.0%
Magellan Midstream Partners L.P.	3.9%
MasterCard, Inc., Class A	3.8%
Visa, Inc., Class A	3.8%

Company	% of Net Assets
Suncor Energy, Inc. (Canada)	3.5%
Great Ajax Corp.	3.2%
Canadian National Railway Co. (Canada)	3.1%
KKR & Co. L.P.	3.0%
Blackstone Group L.P.	2.9%

**As	of March 31, 2016, there were 46 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

In a weak first quarter for small-capitalization U.S. growth stocks, the Wasatch Ultra Growth Fund lost -7.68%, underperforming its benchmark, the Russell 2000 Growth Index, which fell -4.68%.

Equity prices retreated during the beginning of the quarter on concerns about global economic growth and potentially higher U.S. interest rates. Growth stocks fell more than value stocks, and stocks of small companies fared worse than those of larger companies as investors became more averse to risk. Caution persisted even as stocks rebounded during the latter part of the quarter, with small-company growth stocks continuing to underperform. The end result was that the Fund and its benchmark finished well behind the large-cap averages.

Investors’ waning appetite for risk during the quarter had an outsized effect on health-care and information-technology stocks. Both sectors have enjoyed outsized returns since the end of the Global Financial Crisis and entered the quarter at historically high valuations. Biotechnology stocks, an industry within the health-care sector, represented the extreme valuation example having outperformed the broader Index in 16 of the past 17 quarters. As risk aversion increased, health-care and technology stocks lost 18% and 4%, respectively. Biotech stocks fell even further, losing 32% for the quarter.

Against that backdrop, our above-benchmark weighting in technology — particularly in software companies — was a headwind for the Fund. Our health-care weighting was in line with the Index but our companies underperformed. As a result, the Fund underperformed its benchmark during the quarter.

Our substantial investments in health care and technology are the natural result of our focus on growth. Outside those sectors, the sluggish U.S. economy has produced fewer companies that meet our investment criteria. Our decision to own health-care and technology companies is based on what we believe to be a solid understanding of fundamentals, together with a long-term approach and a realistic assessment of the risks and potential rewards.

DETAILS OF THE QUARTER

Despite overall weakness in health care and technology, our holdings in those sectors reflected their upside potential as well. Our two strongest contributors to performance for the quarter were Argos Therapeutics, Inc., a health-care company, and PDF Solutions, Inc., a technology company.

Argos develops personalized immunotherapies based on its proprietary platform. The company’s lead product is currently in Phase-3 clinical trials for the treatment of a common form of kidney cancer. Argos also has a product in Phase-2 trials for the treatment of HIV. The company’s shares soared on optimism about its technology and its potential to treat a variety of other diseases.

PDF Solutions provides technologies to optimize the design and manufacture of integrated-circuit chips. After underperforming last year, PDF’s stock rebounded on firmer fundamentals and a more-attractive valuation from what we considered its depressed levels of 2015.

Health-care and technology stocks accounted for all of our biggest detractors from performance. The majority declined on little or no significant news while underlying fundamentals continued to improve.

SPS Commerce, Inc. provides cloud-based software for supply-chain management. The company’s shares tumbled in February after management reported disappointing earnings. SPS also reduced guidance for 2016 citing turnover in its sales force.

FleetMatics Group plc offers solutions to help service and distribution companies operate fleets of commercial vehicles and improve the productivity of their mobile workforces. In what we view as a temporary setback, the company reported that flagging demand from energy-related industries hurt its revenue growth.

OUTLOOK

During periods of market turbulence, we want to maintain our discipline and use gyrations in equity prices to the Fund’s advantage. With much of the recent volatility driven by sentiment and global uncertainty, we believe opportunities for company-focused stock-picking are likely to continue.

Biotech stocks, for example, present more than their fair share of opportunity and uncertainty for investors. At more than 9% of the Index, biotechnology is an important area for small-cap growth investors. Against a backdrop where the vast majority of biotechs lose money and the science is often complex and nuanced, sentiment and misinformation can drive short-term stock performance making biotech a challenging area in which to invest.

Our approach to biotech investing is the same process we use across the firm. We focus on deep due diligence — led by a doctorate-level analyst with clinical-research experience — in order to find those companies that we believe have the best science and a strong management team capable of delivering outsized growth. We maintain close contact with those management teams to ensure we know the primary endpoints of clinical trials, and more importantly to understand why these endpoints were selected. We then come to our own conclusions as to whether the available clinical evidence supports or creates doubt on the scientific thesis. We ignore the noise from Wall Street that can move stock prices for little or no reason in the short term. While not all biotechs will enjoy long-term success, we believe our process will help us identify enough of the successful ones to make our efforts worthwhile for the Fund.

This bottom-up, long-term approach has been in practice at Wasatch for over 40 years. We believe it will serve our investors well as we work to find what we consider to be the best growth companies in an uncertain world.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	0.22%	-11.41%	5.90%	4.03%
Russell 2000® Growth Index	-0.57%	-11.84%	7.70%	6.00%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.38%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Proto Labs, Inc.	3.1%
Greenspring Global Partners II-B, L.P.	2.9%
PDF Solutions, Inc.	2.6%
Ultimate Software Group, Inc.	2.6%
FleetMatics Group plc	2.4%

Company	% of Net Assets
Cornerstone OnDemand, Inc.	2.1%
Paylocity Holding Corp.	2.0%
Seattle Genetics, Inc.	1.9%
AtriCure, Inc.	1.9%
Sangamo BioSciences, Inc.	1.8%

**	As of March 31, 2016, there were 98 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Josh Stewart and Sam Stewart.

Josh Stewart Lead Portfolio Manager	Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The “new normal” for global economies and equities is a quixotic mix of slower economic growth and higher stock prices. Perhaps not surprisingly, the new normal has resulted in greater anxiety and vola-

tility in equity markets. Despite finishing 0.30% higher at quarter-end, it was anything but smooth flying for our benchmark, the MSCI All Country World Investable Market Index.

Breaking our outperformance streak of four consecutive quarters, the Wasatch World Innovators Fund — Investor Class declined -3.03% and lagged the benchmark during the quarter ended March 31, 2016. The Fund did continue to maintain its spread of outperformance on an annual basis, however, returning 0.06% over the 12 months ended March 31st compared to a -4.36% decline for the benchmark.

We had become accustomed to the Fund outperforming in volatile markets over the previous 18 months. Indeed, the largest relative gain we made versus the benchmark in that period was during the air-pocket drop in the quarter ended September 30, 2015. For that reason, we were initially surprised to fall short of the benchmark in the choppy market during the quarter ended March 31, 2016.

Investigating beyond the headlines, we found that some secular trends — ones that had been consistently driving the markets over the past few years — reversed, at least temporarily. In the most recent quarter, stocks of companies with more debt tended to do better than those with less debt. Emerging-market assets and currencies outperformed those of developed countries. For example, Brazil — deep in recession and on the verge of impeaching its president —  was home to the second-best-performing stock market in the Index.

DETAILS OF THE QUARTER

When vetting candidates for the Fund, we consider abstract characteristics such as interactions with management, the company’s stated strategy, and the “vibe” we get from visiting a store or factory. However, we believe we learn the true nature of a quality company from the story told by the numbers. We insist that our companies demonstrably take market share from competitors. We expect the management teams of our companies to invest in their products, services, brands and infrastructure in order to ensure and accelerate future market-share gains. Just as important, we refuse to overpay for growth.

To ensure we’re delivering on our mission, we look at some simple metrics each quarter to see how our companies compare to benchmark alternatives. These metrics include both the P/E (price-to-earnings) ratio and the EV (enterprise value)-to-EBITDA (earnings before interest, taxes, depreciation and amortization) ratio for the Fund and the benchmark. The Fund ended the quarter with a P/E ratio of 26 versus the benchmark’s ratio of 29. At the end of December, the ratios were 24 and 29, respectively. On an EV-to-EBITDA basis, the Fund’s valuation is more attractive at a ratio of 11 versus 14 for the benchmark. Both of these figures are virtually the same as the previous quarter, with our advantage mostly a reflection of the outstanding balance sheets of our portfolio companies.

During the quarter ended March 31st, we had one significant contributor and one large detractor. On the positive side of the ledger was Majestic Wine plc, a United Kingdom-based wine merchant that has reinforced its efforts to sell online and via business-to-business channels. The stock gained about 38% after the company reported holiday same-stores sales well above market expectations.

On the negative side of the ledger was video-game developer Activision Blizzard, Inc., which detracted from the Fund’s return due to poor timing on our part. Because we sold our entire position the day after the Index dropped to its low point in early February, we were unable to participate when the stock subsequently bounced back. We decided to sell our position in the stock following Activision’s large King Digital acquisition, which increases debt and is likely to disrupt day-to-day operations as Activision focuses on integration issues.

OUTLOOK

Global equities rallied back during the latter part of the quarter, which helped keep valuations above average. Meanwhile, statistical measures indicate that the economy remains stuck at low “new normal” levels. We think these are the reasons markets have been volatile and unable to break out of a range over the past 18 months.

When stock prices are high, investors tend to magnify the importance of each piece of political and economic news that hits the wires, producing zig-zagging charts. In 2015, we invested cautiously — valuing balance-sheet strength, stable cash flows and self-funded businesses over fast sales growth. That served us well.

Despite underperforming in the quarter ended March 31, 2016, we don’t think markets have changed all that much if we take a longer view — and the issue of pricey equities is certainly not resolved. Therefore, we’ll stick with the same cautious playbook, relying on our flexibility to go anywhere in the world in an effort to find reasonably priced stocks of long-term-focused innovators taking market share.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
World Innovators (WAGTX) — Investor	2.99%	0.06%	8.95%	6.45%
World Innovators (WIGTX) — Institutional	3.05%	0.12%	8.96%	6.46%
MSCI AC World IMI	5.22%	-4.36%	5.24%	4.26%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are Investor Class: 1.76% / Institutional Class — Gross: 1.65%, Net: 1.55%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Photo-Me International plc (United Kingdom)	4.0%
Majestic Wine plc (United Kingdom)	3.9%
DiaSorin S.p.A. (Italy)	3.3%
Take-Two Interactive Software, Inc.	3.3%
Mekonomen AB (Sweden)	3.2%
Gamma Communications plc (United Kingdom)	2.8%

Company	% of Net Assets
Avon Rubber plc (United Kingdom)	2.8%
Advanced Medical Solutions Group plc (United Kingdom)	2.8%
Fenix Outdoor International AG (Sweden)	2.4%
Abcam plc (United Kingdom)	2.2%

**	As of March 31, 2016, there were 88 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC World IMI (All Country World Investable Market Index) is designed to measure the equity market performance of large, mid, and small cap securities across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

Paul Gifford, CFA Lead Portfolio Manager	Erik Clapsaddle, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income Fund returned 1.77% in the first quarter of 2016. The Barclays Capital U.S. Intermediate Government/Credit Bond Index, the Fund’s benchmark, gained 2.45%. The Federal

Reserve (Fed) made no changes to its federal-funds target rate (target rate) during the quarter, as it maintained a target rate of between 0.25% and 0.50%. As the Fed became more concerned with global risks, Fed Chair Janet Yellen indicated that the pace of rate increases would be somewhat slower than expected.

ECONOMIC ACTIVITY

Even though inflation has recently moved upward, the Fed has not been persuaded to move more rapidly in raising its target rate. In March, the personal consumption expenditures (PCE) core inflation rate for goods (excluding food and energy) increased 1.7% over the past year. Janet Yellen stated that the Fed feels comfortable with an inflation rate of plus or minus 1% from the 2% target inflation rate. Central banks around the world continue to do almost anything under the sun — in terms of quantitative easing and low-to-negative interest rates — to create inflation.

The most-recent unemployment rate came in at 4.9% (February 2016), which is close to what the Fed considers to be the current rate of full employment. The underemployment rate stands at 9.7%, which includes individuals who are employed part-time for economic reasons and those who have looked for work sometime in the past 12 months. The largest industries driving the multi-year decline in unemployment have been education and health, leisure and hospitality, and retail sales.

Despite an 11.5% year-over-year decline in corporate profits, the most-recent quarterly increase of 1.4% in gross domestic product (GDP) was greater than forecast, and was driven by personal consumption in health care and recreation. Consumer spending remains tepid, as the U.S. consumer has been saving more. The personal-saving rate in the U.S. reached a multi-year high of 5.4% in February.

INTEREST RATES

In the first quarter, the yield on the 10-year U.S. Treasury note declined from 2.27% to 1.77%, and the yield on the two-year U.S. Treasury note declined to 0.72%. We believe very low to negative interest rates in developed countries will continue to put a ceiling over U.S. Treasury yields. On March 31st, more than 10 nations had negative yields on their five-year sovereign debt.

Corporate bonds, whether investment grade or high yield (non-investment grade), performed exceptionally well in the first quarter. Corporate-bond spreads, the difference between the yield on the corporate bond and the Treasury security with a comparable maturity, widened in late 2015 and into early 2016. In the latter half of the quarter, we saw assets flow into corporate bonds as they experienced strong performance relative to other fixed-income segments.

STRATEGY

As an aggregate bond portfolio with a cautious approach, the Fund maintains a duration that is significantly shorter than its benchmark, which leaves it less exposed to rising interest rates. At the end of the first quarter, the Fund’s effective duration was 2.92 years compared to the benchmark’s duration of 4.02 years — an 8% decrease in the Fund’s duration relative to the fourth quarter. Duration was driven lower by agency mortgage-backed securities as prepayment speeds increased. While we added duration in the Fund’s other fixed-income asset classes, duration in its agency-mortgage segment declined by approximately 15%. The Fund’s corporate-credit exposure declined slightly in the first quarter. We began adding corporates in early March as fixed-income spreads became undeniably attractive to us.

Though the Fund held 17.5% of its assets in bonds with a duration of five years or more at the start of the quarter, that percentage had fallen to 14.7% by quarter’s end. The core of the Fund is currently focused in durations of less than five years, with 98% of its positions having effective durations of less than seven years. As mortgage-prepayment speeds moderate, we expect the core of the Fund to be invested in fixed-income securities with durations of between two and four years.

To offset the interest-rate risk of bonds with longer maturities, we have overweighted the Fund in bonds with durations of less than three years. Shorter-duration bonds make up 55.2% of the portfolio — a three-percentage point increase from the previous quarter.

As of March 31, 2016, the Fund held 13.5% of its assets in credits rated BBB — down from 15.5% on December 31, 2015. Although the Fund’s credit-rating allocation was negatively affected by the decision of Standard & Poor’s on December 2, 2015 to lower the ratings of major banks by one notch, we still believe the largest domestic banks have created fortress balance sheets and are prepared for future capital requirements. We anticipate that we will continue to overweight credit in the Fund and buy where we believe there is opportunity for credit spreads to tighten — or where holding unsystematic credit risk has the potential to provide a sizable pickup in yield.

Thank you for the opportunity to manage your assets.

A credit rating is an assessment of the credit worthiness of individuals and corporations. It is based upon the history of borrowing and repayment, as well as the availability of assets and extent of liabilities. Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). The credit quality of the investments in the Fund’s portfolio does not apply to the safety or stability of the Fund. Ratings and portfolio credit quality may change over time. Unrated securities do not necessarily indicate low quality. The Fund itself has not been rated by an independent rating agency. For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income	1.27%	1.48%	2.03%	3.35%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	1.74%	2.06%	3.01%	4.34%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.73%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP 10 FIXED INCOME HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	4.2%
U.S. Treasury Note, 3.250%	12/31/16	3.0%
Federal Farm Credit Banks, 2.290%	4/14/22	1.9%
Morgan Stanley, MTN, 5.500%	7/24/20	1.8%
U.S. Treasury Note, 3.125%	5/15/21	1.8%
U.S. Treasury Note, 3.625%	2/15/20	1.5%

Holding	Maturity Date	% of Net Assets
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%	9/20/19	1.5%
BB&T Corp., MTN, 2.150%	3/22/17	1.4%
Federal Home Loan Mortgage Corp., 2.500%	5/27/16	1.4%
Federal Farm Credit Banks, 1.970%	4/21/21	1.4%

**	As of March 31, 2016, there were 148 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH†

†	Excludes options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	MARCH 31, 2016 (UNAUDITED)

The Wasatch-Hoisington U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company. Van Hoisington is the lead portfolio manager. Van R. Hoisington, Jr. and David Hoisington are portfolio managers.

Van Hoisington Lead Portfolio Manager

OVERVIEW

A second consecutive quarter of tepid economic activity and minimal inflation led to a strong rally in the long end of the U.S. Treasury bond market (bonds with maturities longer than 20 years) in the first calendar quarter of 2016. This more than offset weak performance in long Treasury bonds in the final calendar quarter of 2015, resulting in an excellent return for the Wasatch-Hoisington U.S. Treasury Fund in the six months ended March 31, 2016. In the first quarter of 2016, retail spending was subdued and capital spending contracted. The trade deficit widened and inventory investment was reduced. Average employment gains in the first quarter were considerably lower than in 2015 and 2014. In its March 2016 meeting, the Federal Open Market Committee lowered nominal and inflation projections for 2016 and 2017, confirming that thus far in 2016 the economy has been much weaker than expected.

DETAILS OF THE PERIOD

The 30-year Treasury bond yield closed the six-month period at 2.61%, down from 3.02% on December 31, 2015 and 2.85% on September 30, 2015. For the last three months, the Fund advanced 9.18%, versus a 3.03% increase for its benchmark, the Barclays Capital U.S. Aggregate Bond Index. For the past six months, the Fund returned 7.16% while the Index returned 2.44%. In addition, the Fund maintained its substantial outperformance over the Index for the five- and 10-year periods ended March 31, 2016.

OUTLOOK FOR THE YEAR

The striking aspect of the U.S. economy’s 2015 performance was weaker economic growth coinciding with a massive advance in nonfinancial debt. Nominal gross domestic product (GDP), the broadest and most reliable indicator of economic performance, rose $549 billion in 2015 while U.S. nonfinancial debt surged $1.912 trillion. Accordingly, nonfinancial debt rose 3.5 times faster than GDP last year. This means that we can expect continued subpar growth for the U.S. economy.

The ratio of nonfinancial debt to GDP rose to a record year-end level of 248.6%, up from the previous record set in 2009 of 245.5%, and well above the average of 167.5% since the series originated in 1952. During the four and a half decades prior to 2000, it took about $1.70 of debt to generate $1.00 of GDP. Since 2000, however, when the nonfinancial debt-to-GDP ratio reached deleterious levels, it has taken on average $3.30 of debt to generate $1.00 of GDP. This suggests that the type and efficiency of the new debt is increasingly nonproductive.

Most significant for future economic growth, however, is that the additional layer of debt in 2015 is a liability going forward since debt is always a shift from future spending to the present. The negative impact, historically, has occurred more swiftly and more seriously when economies were extremely overindebted. Thus, while the debt helped to prop up economic growth in 2015, this small plus will be turned into a longer-lasting negative that will diminish any benefit from last year’s debt bulge.

Our economic view for 2016 remains unchanged. The composition of last year’s debt gain indicates that velocity, the rate at which money circulates through an economy, will decline more sharply in 2016 than 2015. The modest interest-rate increase by the U.S. Federal Reserve in December is a slight negative for both M2 money supply growth and velocity. Additionally, velocity appears to have dropped even faster in the first quarter of 2016 than in the fourth quarter of 2015. Thus, nominal GDP growth should slow to a range of 2.3% to 2.8% for the year. The slower pace in nominal GDP growth would continue the 2014-15 pattern, when the rate of rise in nominal GDP decelerated from 3.9% to 3.1%. Such slow top-line growth suggests that spurts in inflation will simply reduce real GDP growth and will thus be transitory in nature.

Accordingly, we believe the prospects for long-term Treasury bonds remain bright for patient investors operating with a multi-year investment horizon. Numerous factors can cause intermittent increases in yields. But in our view, the domestic and global economic environments are too weak for yields to remain elevated. We believe conditions continue to be favorable for the Wasatch-Hoisington U.S. Treasury Fund.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	7.16%	0.87%	11.69%	8.83%
Barclays Capital U.S. Aggregate Bond Index	2.44%	1.96%	3.78%	4.90%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.67%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP U.S. TREASURY HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 2.500%	2/15/45	39.1%
U.S. Treasury Bond, 2.875%	8/15/45	19.7%
U.S. Treasury Strip, principal only	5/15/44	10.4%
U.S. Treasury Bond, 2.875%	5/15/43	10.2%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 3.125%	8/15/44	8.1%
U.S. Treasury Bond, 3.750%	11/15/43	5.9%
U.S. Treasury Bond, 3.125%	2/15/42	2.3%
U.S. Treasury Bond, 3.000%	5/15/45	2.0%

**As	of March 31, 2016, there were 8 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS — Definitions of Financial Terms

The “cloud” is the Internet. Cloud-computing is a model for delivering information technology services in which resources are retrieved from the Internet through web-based tools and applications, rather than from a direct connection to a server.

A corporate bond is a debt security issued by a corporation for the purpose of raising money to expand its business.

A credit rating is an assessment of the credit worthiness of individuals and corporations. It is based upon the history of borrowing and repayment, as well as the availability of assets and extent of liabilities. Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). Ratings and portfolio credit quality may change over time. Unrated securities do not necessarily indicate low quality. For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

The debt-to-GDP ratio is a measure of a country’s federal debt in relation to its gross domestic product (GDP). The higher the debt-to-GDP ratio, the less likely the country will be to pay back its debt, and the higher its risk of default.

Dividend yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share. For example, a company whose stock sells for $30 per share that pays an annual dividend of $3 per share has a dividend yield of 10%.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings-per-share or EPS is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

Enterprise value (EV) is a measure of a company’s value calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

The EV (enterprise value)-to-EBITDA (earnings before interest, taxes, depreciation and amortization) Ratio is enterprise value, as defined above, divided by annual EBITDA. The ratio is a measure of a company’s expensiveness.

An Exchange-Traded Fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on a securities exchange. ETFs experience price changes throughout the day as they are bought and sold.

The Federal Funds Target Rate (also known as The Fed Funds Target Rate) is set by a committee within the Federal Reserve system called The Federal Open Market Committee (FOMC). The FOMC usually meets every six weeks, and it is at these meetings that the FOMC votes on whether or not to make changes to the Federal Funds Target Rate.

The Federal Open Market Committee (FOMC), a component of the Federal Reserve System, is charged under United States law with overseeing the nation’s open market operations. Open market operations are the means of implementing monetary policy by which a central bank controls the short term interest rate and the supply of base money in an economy, and thus indirectly the total money supply.

The financial crisis of 2007-09, also known as the Global Financial Crisis and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

The January Effect is a general increase in stock prices during the month of January. This rally is generally attributed to an increase in buying, which follows the drop in price that typically happens in December when investors, seeking to create tax losses to offset capital gains, prompt a sell-off. The January Effect is said to affect small caps more than mid or large caps. This historical trend, however, has been less pronounced in recent years because the markets have adjusted for it. Another reason the January Effect is now considered less important is that more people are using tax-sheltered retirement plans and therefore have no reason to sell at the end of the year for a tax loss. Source: Investopedia.

M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages. Agency mortgage-backed securities are issued by government-sponsored enterprises such as Ginnie Mae, Fannie Mae or Freddie Mac.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest in this or any index.

Nonfinancial debt refers to the aggregate debt owed by households, government agencies, nonprofit organizations, or any corporation not in the financials sector. This can include loans made to households in the form of mortgages, or amounts owed on credit cards.

The Personal Consumption Expenditures (PCE) deflator is part of the National Income and Products Accounts developed by the Bureau of Economic Analysis of the U.S. Commerce Department. The PCE deflator is a variable weighted index and is widely considered to be the most reliable of all the price indices.

MARCH 31, 2016 (UNAUDITED)

The price-to-earnings (P/E) multiple, also known as the P/E ratio, is the price of a stock divided by its earnings per share.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

The Trans-Pacific Partnership agreement is a free trade agreement currently being negotiated by nine countries: The United States, Australia, Brunei Darussalam, Chile, Malaysia, New Zealand, Peru, Singapore and Vietnam.

Valuation is the process of determining the current worth of an asset or company.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Pertaining to the use of Russell information. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Wasatch Advisors, Inc. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Wasatch Advisors, Inc.’s presentation thereof.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended March 31, 2016.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended March 31, 2016. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expe-nses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short Fund —  Investor Class and the Income Fund have no contractual limitation on expenses.

MARCH 31, 2016 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2015*	End of Period March 31, 2016
Core Growth Fund — Investor Class
Actual	$1,000.00	$996.60	$5.99	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$997.20	$5.49	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.55	1.10%
Emerging India Fund — Investor Class
Actual	$1,000.00	$941.40	$9.17	1.89%
Hypothetical (5% before expenses)	$1,000.00	$1,015.55	$9.52	1.89%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,010.60	$2.45	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,005.63	$2.44	1.51%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,033.50	$8.29	1.63%
Hypothetical (5% before expenses)	$1,000.00	$1,016.85	$8.22	1.63%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,035.70	$7.12	1.40%
Hypothetical (5% before expenses)	$1,000.00	$1,018.00	$7.06	1.40%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,012.70	$9.86	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.20	$9.87	1.96%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,047.60	$2.99	1.81%
Hypothetical (5% before expenses)	$1,000.00	$1,005.14	$2.93	1.81%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$958.30	$11.02	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.75	$11.33	2.25%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$1,031.00	$3.36	2.05%
Hypothetical (5% before expenses)	$1,000.00	$1,004.76	$3.31	2.05%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,033.90	$8.90	1.75%
Hypothetical (5% before expenses)	$1,000.00	$1,016.25	$8.82	1.75%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,035.60	$2.21	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,005.88	$2.18	1.35%
International Growth Fund — Investor Class
Actual	$1,000.00	$1,053.80	$7.80	1.52%
Hypothetical (5% before expenses)	$1,000.00	$1,017.40	$7.67	1.52%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,032.70	$2.21	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,005.88	$2.18	1.35%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,093.40	$11.78	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.75	$11.33	2.25%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,059.00	$3.17	1.91%
Hypothetical (5% before expenses)	$1,000.00	$1,004.98	$3.09	1.91%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$1,071.50	$5.70	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.55	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,071.10	$5.02	0.97%
Hypothetical (5% before expenses)	$1,000.00	$1,020.15	$4.90	0.97%

WASATCH FUNDS — OPERATING EXPENSES (continued)	MARCH 31, 2016 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2015*	End of Period March 31, 2016
Long/Short Fund — Investor Class
Actual	$1,000.00	$1,076.40	$9.29	1.79%
Hypothetical (5% before expenses)	$1,000.00	$1,016.05	$9.02	1.79%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$1,078.70	$7.64	1.47%
Hypothetical (5% before expenses)	$1,000.00	$1,017.65	$7.41	1.47%
Micro Cap Fund
Actual	$1,000.00	$1,005.40	$9.63	1.92%
Hypothetical (5% before expenses)	$1,000.00	$1,015.40	$9.67	1.92%
Micro Cap Value Fund
Actual	$1,000.00	$1,011.10	$9.80	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,015.10	$6.50	1.29%
Hypothetical (5% before expenses)	$1,000.00	$1,018.55	$6.51	1.29%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,051.10	$1.74	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,006.37	$1.70	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$991.40	$6.12	1.23%
Hypothetical (5% before expenses)	$1,000.00	$1,018.85	$6.21	1.23%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$992.00	$5.58	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.40	$5.65	1.12%
Strategic Income Fund
Actual	$1,000.00	$1,020.50	$4.80	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Growth Fund
Actual	$1,000.00	$1,002.20	$6.71	1.34%
Hypothetical (5% before expenses)	$1,000.00	$1,018.30	$6.76	1.34%
World Innovators Fund — Investor Class
Actual	$1,000.00	$1,029.90	$9.08	1.79%
Hypothetical (5% before expenses)	$1,000.00	$1,016.05	$9.02	1.79%
World Innovators Fund — Institutional Class
Actual	$1,000.00	$1,041.60	$2.55	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,005.56	$2.51	1.55%
Income Fund
Actual	$1,000.00	$1,012.70	$3.67	0.73%
Hypothetical (5% before expenses)	$1,000.00	$1,021.35	$3.69	0.73%
U.S. Treasury Fund
Actual	$1,000.00	$1,071.60	$3.57	0.69%
Hypothetical (5% before expenses)	$1,000.00	$1,021.55	$3.49	0.69%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/366), except for the Institutional Class of Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Small Cap Growth Fund, and World Innovators Fund, which have 59 days in the most recent fiscal period due to their inception date of February 1, 2016.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Schedule of Investments	MARCH 31, 2016 (UNAUDITED)

Shares		Value

	COMMON STOCKS 93.6%

	Airlines 5.9%
192,940	Allegiant Travel Co.	$34,354,896
746,372	Spirit Airlines, Inc.*	35,810,929

		70,165,825

	Apparel Retail 0.8%
485,770	Zumiez, Inc.*	9,676,538

	Application Software 6.9%
126,956	ANSYS, Inc.*	11,357,484
287,457	Globant S.A.* (Argentina)	8,870,923
207,328	Tyler Technologies, Inc.*	26,664,454
126,501	Ultimate Software Group, Inc.*	24,477,943
525,719	Zendesk, Inc.*	11,003,299

		82,374,103

	Asset Management & Custody Banks 2.3%
368,969	SEI Investments Co.	15,884,115
1,000,195	WisdomTree Investments, Inc.	11,432,229

		27,316,344

	Automotive Retail 1.1%
184,053	Monro Muffler Brake, Inc.	13,154,268

	Biotechnology 4.1%
1,908,420	Abcam plc (United Kingdom)	16,185,233
1,582,827	Sangamo BioSciences, Inc.*	9,576,103
651,027	Seattle Genetics, Inc.*	22,844,538

		48,605,874

	Building Products 1.7%
424,029	Trex Co., Inc.*	20,323,710

	Consumer Finance 3.9%
169,210	Credit Acceptance Corp.*	30,720,075
548,345	PRA Group, Inc.*	16,115,860

		46,835,935

	Distributors 1.2%
163,176	Pool Corp.	14,317,062

	Diversified Banks 2.0%
6,656,038	City Union Bank Ltd. (India)	9,528,369
1,100,909	Yes Bank Ltd. (India)	14,413,350

		23,941,719

	Diversified Capital Markets 1.5%
660,390	HFF, Inc., Class A	18,180,537

	Diversified Support Services 2.5%
726,462	Copart, Inc.*	29,617,856

	Environmental & Facilities Services 3.3%
600,152	Waste Connections, Inc.	38,763,818

	General Merchandise Stores 0.3%
128,117	Ollie’s Bargain Outlet Holdings, Inc.*	3,001,781

	Health Care Facilities 2.4%
1,250,069	Ensign Group, Inc. (The)	28,301,562

	Health Care REITs 1.6%
1,536,988	CareTrust REIT, Inc.	19,519,748

	Health Care Services 4.4%
764,265	ExamWorks Group, Inc.*	22,591,673
452,343	MEDNAX, Inc.*	29,230,405

		51,822,078

	Homebuilding 1.2%
556,133	Installed Building Products, Inc.*	14,798,699

Shares		Value

	Homefurnishing Retail 1.4%
379,827	Mattress Firm Holding Corp.*	$16,100,867

	Internet Retail 2.2%
155,634	Blue Nile, Inc.	4,001,350
508,640	MakeMyTrip Ltd.* (India)	9,201,297
305,676	Wayfair, Inc., Class A*	13,211,317

		26,413,964

	Internet Software & Services 7.0%
448,282	Cimpress N.V.*	40,654,694
870,722	Cornerstone OnDemand, Inc.*	28,533,560
372,214	Envestnet, Inc.*	10,124,221
114,292	Shutterstock, Inc.*	4,197,945

		83,510,420

	IT Consulting & Other Services 3.1%
335,413	EPAM Systems, Inc.*	25,045,289
222,533	Luxoft Holding, Inc.*	12,245,991

		37,291,280

	Life Sciences Tools & Services 4.2%
1,147,000	Divi’s Laboratories Ltd. (India)	17,129,873
436,437	ICON plc* (Ireland)	32,776,418

		49,906,291

	Managed Health Care 0.6%
300,389	HealthEquity, Inc.*	7,410,597

	Personal Products 0.9%
283,139	Nu Skin Enterprises, Inc., Class A	10,830,067

	Real Estate Services 0.3%
114,470	Marcus & Millichap, Inc.*	2,906,393

	Regional Banks 7.5%
346,902	Eagle Bancorp, Inc.*	16,651,296
340,636	Independent Bank Corp.	15,655,630
522,000	Metro Bank plc* (United Kingdom)	14,106,567
220,804	South State Corp.	14,182,241
340,992	Texas Capital Bancshares, Inc.*	13,087,273
444,763	Webster Financial Corp.	15,966,992

		89,649,999

	Research & Consulting Services 1.3%
244,015	CEB, Inc.	15,795,091

	Restaurants 2.9%
544,568	Fiesta Restaurant Group, Inc.*	17,850,939
410,739	Zoe’s Kitchen, Inc.*	16,014,714

		33,865,653

	Semiconductors 3.6%
306,942	Cavium, Inc.*	18,772,573
301,196	Monolithic Power Systems, Inc.	19,168,113
86,312	Power Integrations, Inc.	4,286,254

		42,226,940

	Specialized Consumer Services 0.8%
823,349	LifeLock, Inc.*	9,937,822

	Specialized Finance 0.5%
230,065	CRISIL Ltd. (India)	6,253,245

	Specialty Chemicals 2.1%
406,646	Balchem Corp.	25,220,185

	Specialty Stores 1.1%
322,333	Five Below, Inc.*	13,325,246

	Systems Software 3.4%
64,805	CyberArk Software Ltd.* (Israel)	2,762,637
166,471	FleetMatics Group plc*	6,777,035
540,922	Fortinet, Inc.*	16,568,441
852,032	Infoblox, Inc.*	14,569,747

		40,677,860

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Schedule of Investments (continued)	MARCH 31, 2016 (UNAUDITED)

Shares		Value

	Trucking 3.6%
627,240	Knight Transportation, Inc.	$16,402,326
375,268	Old Dominion Freight Line, Inc.*	26,126,158

		42,528,484

	Total Common Stocks (cost $835,170,165)	1,114,567,861

	PREFERRED STOCKS 0.3%

	Systems Software 0.3%
209,500	DocuSign, Inc., Series F Pfd.* *** †	3,496,555

	Total Preferred Stocks (cost $4,000,004)	3,496,555

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.2%

	Repurchase Agreement 6.2%
$74,234,256	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $72,720,000 of United States Treasury Notes 2.125% due 12/31/22; value $75,719,700; repurchase proceeds: $74,234,318 (cost $74,234,256)	$74,234,256

	Total Short-Term Investments (cost $74,234,256)	74,234,256

	Total Investments (cost $913,404,425) 100.1%	1,192,298,672

	Liabilities less Other Assets (0.1%)	(1,564,953)

	NET ASSETS 100.0%	$1,190,733,719

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2016, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.8
India	5.1
Ireland	2.9
Israel	0.2
United Kingdom	2.7
United States	88.3

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX / WIINX) — Schedule of Investments	MARCH 31, 2016 (UNAUDITED)

Shares		Value

	COMMON STOCKS 97.9%

	Air Freight & Logistics 2.0%
13,930	Blue Dart Express Ltd. (India)	$1,286,089

	Apparel, Accessories & Luxury Goods 1.6%
5,455	Page Industries Ltd. (India)	988,486

	Auto Parts & Equipment 3.0%
2,393	Bosch Ltd. (India)	754,695
12,480	WABCO India Ltd. (India)	1,162,771

		1,917,466

	Building Products 4.4%
96,482	Kajaria Ceramics Ltd. (India)	1,403,030
240,394	Somany Ceramics Ltd. (India)	1,415,737

		2,818,767

	Cable & Satellite 0.8%
364,854	Dish TV India Ltd.* (India)	484,838

	Commodity Chemicals 4.4%
483,634	Berger Paints India Ltd. (India)	1,775,400
131,101	Gulf Oil Lubricants India Ltd. (India)	1,007,868

		2,783,268

	Construction Machinery & Heavy Trucks 1.2%
2,566	Eicher Motors Ltd. (India)	743,965

	Consumer Finance 8.1%
24,287	Bajaj Finance Ltd. (India)	2,534,965
153,115	Repco Home Finance Ltd. (India)	1,338,029
27,469	Shriram City Union Finance Ltd. (India)	624,272
79,062	SKS Microfinance Ltd.* (India)	654,249

		5,151,515

	Department Stores 1.3%
119,338	V-Mart Retail Ltd. (India)	846,976

	Diversified Banks 4.4%
181,253	Axis Bank Ltd. (India)	1,219,347
10,096	HDFC Bank Ltd. ADR (India)	622,217
66,069	IndusInd Bank Ltd. (India)	964,110

		2,805,674

	Diversified Chemicals 2.1%
148,835	Pidilite Industries Ltd. (India)	1,326,024

	Electrical Components & Equipment 1.7%
82,147	Amara Raja Batteries Ltd. (India)	1,094,714

	Fertilizers & Agricultural Chemicals 3.7%
13,992	Bayer CropScience Ltd. (India)	801,837
211,386	UPL Ltd. (India)	1,525,803

		2,327,640

	Health Care Facilities 1.0%
31,306	Apollo Hospitals Enterprise Ltd. (India)	633,518

	Health Care Services 4.0%
183,640	Dr. Lal PathLabs Ltd.* (India)	2,556,914

	Housewares & Specialties 1.9%
135,242	LA Opala RG Ltd. (India)	1,227,384

	Industrial Machinery 1.7%
38,563	AIA Engineering Ltd. (India)	549,744
8,219	FAG Bearings India Ltd. (India)	468,175
35,875	Max Ventures & Industries Ltd.* *** (India)	37,883

		1,055,802

Shares		Value

	Internet Retail 3.3%
117,549	MakeMyTrip Ltd.* (India)	$2,126,461

	IT Consulting & Other Services 2.1%
20,982	Cognizant Technology Solutions Corp., Class A*	1,315,571

	Life & Health Insurance 1.9%
179,375	Max Financial Services Ltd. (India)	925,011
179,375	Max India Ltd.* *** (India)	277,802

		1,202,813

	Life Sciences Tools & Services 2.8%
80,340	Divi’s Laboratories Ltd. (India)	1,199,838
97,743	Syngene International Ltd. (India)	566,776

		1,766,614

	Marine Ports & Services 0.8%
204,923	Gujarat Pipavav Port Ltd.* (India)	541,531

	Packaged Foods & Meats 7.0%
30,352	Britannia Industries Ltd. (India)	1,233,834
3,132	GlaxoSmithKline Consumer Healthcare Ltd. (India)	284,669
187,240	Manpasand Beverages Ltd. (India)	1,337,237
3,948	Nestlé India Ltd. (India)	339,818
745,189	Prabhat Dairy Ltd.* (India)	1,227,681

		4,423,239

	Personal Products 8.3%
126,612	Bajaj Corp. Ltd. (India)	739,912
104,221	Colgate-Palmolive India Ltd. (India)	1,298,464
271,006	Dabur India Ltd. (India)	1,026,158
69,854	Godrej Consumer Products Ltd. (India)	1,456,678
8,013	Procter & Gamble Hygiene & Health Care Ltd. (India)	762,187

		5,283,399

	Pharmaceuticals 11.1%
117,116	Aurobindo Pharma Ltd. (India)	1,317,550
66,895	Caplin Point Laboratories Ltd. (India)	1,020,257
134,902	Glenmark Pharmaceuticals Ltd. (India)	1,619,496
24,414	Lupin Ltd. (India)	545,810
1,326,678	Marksans Pharma Ltd. (India)	925,554
261,485	Natco Pharma Ltd. (India)	1,629,580

		7,058,247

	Restaurants 1.1%
34,996	Jubilant Foodworks Ltd. (India)	673,259

	Specialized Finance 1.0%
23,530	CRISIL Ltd. (India)	639,553

	Specialty Chemicals 1.8%
44,918	Asian Paints Ltd. (India)	591,468
162,695	SH Kelkar & Co. Ltd. (India)	557,447

		1,148,915

	Systems Software 1.9%
41,531	Tata Elxsi Ltd. (India)	1,184,047

	Textiles 2.8%
1,180,870	Welspun India Ltd. (India)	1,765,354

	Thrifts & Mortgage Finance 4.7%
199,915	Gruh Finance Ltd. (India)	720,446
74,102	Housing Development Finance Corp. Ltd. (India)	1,238,717
66,170	Indiabulls Housing Finance Ltd. (India)	649,485
54,403	LIC Housing Finance Ltd. (India)	403,365

		3,012,013

	Total Common Stocks (cost $51,516,461)	62,190,056

WASATCH EMERGING INDIA FUND (WAINX / WIINX) — Schedule of Investments (continued)	MARCH 31, 2016 (UNAUDITED)

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Air Freight & Logistics 0.0%
$ 532,980	Blue Dart Express Ltd., 9.30%, 11/20/17 (India)	$8,169
304,560	Blue Dart Express Ltd., 9.40%, 11/20/18 (India)	4,608
228,420	Blue Dart Express Ltd., 9.50%, 11/20/19 (India)	3,470

		16,247

	Total Corporate Bonds (cost $10,039)	16,247

	SHORT-TERM INVESTMENTS 2.2%

	Repurchase Agreement 2.2%
1,400,883	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $1,375,000 of United States Treasury Notes 2.125% due 12/31/22; value: $1,431,719; repurchase proceeds: $1,400,884 (cost $1,400,883)	1,400,883

	Total Short-Term Investments (cost $1,400,883)	1,400,883

	Total Investments (cost $52,927,383) 100.1%	63,607,186

	Liabilities less Other Assets (0.1%)	(48,613)

	NET ASSETS 100.0%	$63,558,573

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13). ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2016, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	97.9
United States	2.1

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Schedule of Investments	MARCH 31, 2016 (UNAUDITED)

Shares		Value

	COMMON STOCKS 97.8%

	Airport Services 6.8%
163,949	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B* (Mexico)	$1,454,855
77,586	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	1,164,590

		2,619,445

	Biotechnology 4.4%
4,371	Medytox, Inc. (Korea)	1,687,475

	Commodity Chemicals 1.6%
165,200	Berger Paints India Ltd. (India)	606,442

	Consumer Finance 8.3%
13,797	Bajaj Finance Ltd. (India)	1,440,067
883,306	Gentera S.A.B. de C.V. (Mexico)	1,737,994

		3,178,061

	Diversified Banks 8.7%
130,323	Axis Bank Ltd. (India)	876,724
214,176	Kasikornbank Public Co. Ltd. (Thailand)	1,065,401
277,799	National Bank of Ras Al-Khaimah PSC (United Arab Emirates)	453,784
1,107,512	PT Bank Rakyat Indonesia Persero Tbk (Indonesia)	954,248

		3,350,157

	Diversified Capital Markets 3.7%
250,533	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	1,415,241

	Drug Retail 2.7%
71,643	Raia Drogasil S.A. (Brazil)	1,044,554

	Fertilizers & Agricultural Chemicals 2.4%
128,350	UPL Ltd. (India)	926,442

	Food Retail 3.8%
39,852	BIM Birlesik Magazalar A.S. (Turkey)	862,173
83,665	President Chain Store Corp. (Taiwan)	609,602

		1,471,775

	Health Care Facilities 4.9%
24,300	Apollo Hospitals Enterprise Ltd. (India)	491,743
2,092,937	Bangkok Dusit Medical Services Public Co. Ltd., Class F (Thailand)	1,392,118

		1,883,861

	Highways & Railtracks 4.5%
131,812	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	1,741,699

	Industrial Machinery 1.4%
134,115	Weg S.A. (Brazil)	524,810

	Internet Software & Services 3.4%
10,998	MercadoLibre, Inc. (Brazil)	1,296,114

	Life & Health Insurance 1.9%
90,648	Discovery Ltd. (South Africa)	746,428

	Life Sciences Tools & Services 3.3%
83,675	Divi’s Laboratories Ltd. (India)	1,249,644

	Marine Ports & Services 1.3%
338,623	International Container Terminal Services, Inc. (Philippines)	497,878

	Multi-Line Insurance 1.8%
84,922	BB Seguridade Participacoes S.A. (Brazil)	704,471

	Multi-Sector Holdings 3.6%
45,781	GT Capital Holdings, Inc. (Philippines)	1,382,030

Shares		Value

	Packaged Foods & Meats 7.5%
21,800	Britannia Industries Ltd. (India)	$886,188
284,036	Universal Robina Corp. (Philippines)	1,337,366
359,651	Vitasoy International Holdings Ltd. (Hong Kong)	670,490

		2,894,044

	Personal Products 4.6%
43,900	Colgate-Palmolive India Ltd. (India)	546,939
126,550	Dabur India Ltd. (India)	479,179
36,550	Godrej Consumer Products Ltd. (India)	762,184

		1,788,302

	Pharmaceuticals 5.4%
79,235	Glenmark Pharmaceuticals Ltd. (India)	951,215
876	Hanmi Pharm Co. Ltd. (Korea)	535,436
26,804	Lupin Ltd. (India)	599,242

		2,085,893

	Restaurants 2.9%
295,625	Alsea S.A.B. de C.V. (Mexico)	1,106,200

	Specialty Chemicals 2.6%
76,851	Asian Paints Ltd. (India)	1,011,953

	Textiles 4.9%
81,982	Eclat Textile Co. Ltd. (Taiwan)	1,078,778
548,000	Welspun India Ltd. (India)	819,238

		1,898,016

	Wireless Telecommunication Services 1.4%
1,212,287	PT Tower Bersama Infrastructure Tbk* (Indonesia)	532,547

	Total Common Stocks (cost $35,213,693)	37,643,482

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.2%

	Repurchase Agreement 2.2%
$ 850,625	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $835,000 of United States Treasury Notes 2.125% due 12/31/22; value: $869,444; repurchase proceeds: $850,626 (cost $850,625)	$850,625

	Total Short-Term Investments (cost $850,625)	850,625

	Total Investments (cost $36,064,318) 100.0%	38,494,107

	Other Assets less Liabilities <0.1%	2,241

	NET ASSETS 100.0%	$38,496,348

	*Non-income producing. See Notes to Financial Statements.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Schedule of Investments (continued)	(UNAUDITED)

At March 31, 2016, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	9.5
Hong Kong	1.8
India	30.9
Indonesia	4.0
Korea	5.9
Mexico	22.9
Philippines	8.5
South Africa	2.0
Taiwan	4.5
Thailand	6.5
Turkey	2.3
United Arab Emirates	1.2

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX) — Schedule of Investments	MARCH 31, 2016 (UNAUDITED)

Shares		Value

	COMMON STOCKS 99.5%

	Airport Services 3.0%
2,826,323	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	$16,164,628
552,541	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	8,293,814

		24,458,442

	Apparel, Accessories & Luxury Goods 0.5%
729,888	Makalot Industrial Co. Ltd. (Taiwan)	4,388,309

	Application Software 0.5%
304,765	Linx S.A. (Brazil)	4,080,842

	Asset Management & Custody Banks 2.3%
1,110,920	CETIP S.A. — Mercados Organizados (Brazil)	12,458,191
3,163,308	Peregrine Holdings Ltd. (South Africa)	5,841,998

		18,300,189

	Auto Parts & Equipment 2.8%
750,389	Cub Elecparts, Inc. (Taiwan)	9,151,370
827,073	Tung Thih Electronic Co. Ltd. (Taiwan)	13,620,081

		22,771,451

	Biotechnology 4.3%
144,236	Cell Biotech Co. Ltd. (Korea)	7,983,682
56,755	China Biologic Products, Inc.* (China)	6,497,312
24,644	Hugel, Inc.* (Korea)	5,999,379
37,186	Medytox, Inc. (Korea)	14,356,085

		34,836,458

	Building Products 1.1%
617,727	Kajaria Ceramics Ltd. (India)	8,982,915

	Casinos & Gaming 0.2%
14,224,872	Bloomberry Resorts Corp.* (Philippines)	1,591,011

	Commodity Chemicals 1.1%
2,518,830	Berger Paints India Ltd. (India)	9,246,519

	Consumer Finance 9.5%
95,752	Bajaj Finance Ltd. (India)	9,994,153
4,604,371	Credito Real S.A.B. de C.V. (Mexico)	9,713,129
160,823	KRUK S.A. (Poland)	7,763,601
734,330	Repco Home Finance Ltd. (India)	6,417,106
285,573	Shriram City Union Finance Ltd. (India)	6,490,050
1,208,425	SKS Microfinance Ltd.* (India)	9,999,878
9,879,549	Srisawad Power 1979 Public Co. Ltd. (Thailand)	11,865,007
5,143,121	Unifin Financiera SAPI de C.V. SOFOM (Mexico)	14,366,285

		76,609,209

	Department Stores 2.5%
1,402,203	Poya Co. Ltd. (Taiwan)	14,900,368
3,619,293	PT Matahari Department Store Tbk (Indonesia)	5,008,599

		19,908,967

	Diversified Banks 2.1%
7,839,101	EastWest Banking Corp.* (Philippines)	2,618,425
3,840,314	Security Bank Corp. (Philippines)	14,595,612

		17,214,037

	Diversified Capital Markets 1.1%
1,580,883	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	8,930,280

	Diversified Chemicals 1.2%
1,131,355	Pidilite Industries Ltd. (India)	10,079,647

Shares		Value

	Diversified Support Services 0.1%
10,106	KEPCO Plant Service & Engineering Co. Ltd. (Korea)	$566,452

	Drug Retail 3.2%
1,572,168	Clicks Group Ltd. (South Africa)	10,354,503
1,035,222	Raia Drogasil S.A. (Brazil)	15,093,524

		25,448,027

	Electrical Components & Equipment 2.7%
512,509	Amara Raja Batteries Ltd. (India)	6,829,842
943,610	Voltronic Power Technology Corp. (Taiwan)	14,864,848

		21,694,690

	Electronic Components 1.0%
2,841,786	Sunny Optical Technology Group Co. Ltd. (China)	7,950,487

	Electronic Manufacturing Services 0.7%
5,377,822	Hana Microelectronics Public Co. Ltd. (Thailand)	5,464,956

	Fertilizers & Agricultural Chemicals 2.3%
165,313	Bayer CropScience Ltd. (India)	9,473,560
1,236,505	UPL Ltd. (India)	8,925,205

		18,398,765

	Food Retail 2.9%
82,249	BGF Retail Co. Ltd. (Korea)	11,795,065
781,421	Eurocash S.A. (Poland)	11,180,521

		22,975,586

	Footwear 0.9%
161,284	CCC S.A. (Poland)	6,909,947

	Health Care Equipment 3.3%
236,743	DIO Corp.* (Korea)	10,350,778
171,415	InBody Co. Ltd. (Korea)	7,239,720
67,623	Osstem Implant Co. Ltd.* (Korea)	4,653,664
115,051	Value Added Technologies Co. Ltd. (Korea)	4,461,798

		26,705,960

	Health Care Facilities 0.7%
365,917	NMC Health plc (United Arab Emirates)	5,559,690

	Health Care Services 0.4%
219,644	Dr. Lal PathLabs Ltd.* (India)	3,058,217

	Highways & Railtracks 1.0%
11,538,146	Yuexiu Transport Infrastructure Ltd. (China)	7,765,137

	Home Furnishings 2.3%
54,143	Hanssem Co. Ltd. (Korea)	10,581,463
6,087,676	Man Wah Holdings Ltd. (Hong Kong)	7,730,905

		18,312,368

	Home Improvement Retail 0.8%
27,632,186	Home Product Center Public Co. Ltd. (Thailand)	6,479,975

	Hotels, Resorts & Cruise Lines 1.7%
13,209,575	Minor International Public Co. Ltd. (Thailand)	13,892,958

	Hypermarkets & Super Centers 1.1%
153,354	Al Meera Consumer Goods Co. (Qatar)	8,717,243

	Industrial Machinery 0.0%
199,270	Max Ventures & Industries Ltd.* *** (India)	210,426

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX) — Schedule of Investments (continued)

Shares		Value

	Internet Retail 1.1%
1,038,738	Interpark Holdings Corp. (Korea)	$8,556,236

	Internet Software & Services 1.6%
524,636	Addcn Technology Co. Ltd. (Taiwan)	4,238,297
818,685	PChome Online, Inc. (Taiwan)	9,017,644

		13,255,941

	IT Consulting & Other Services 1.9%
690,524	EOH Holdings Ltd. (South Africa)	6,901,847
891,278	Mindtree Ltd. (India)	8,761,705

		15,663,552

	Leisure Products 0.6%
1,141,174	Merida Industry Co. Ltd. (Taiwan)	5,052,737

	Life & Health Insurance 0.8%
920,623	Max Financial Services Ltd. (India)	4,747,522
996,351	Max India Ltd.* *** (India)	1,543,067

		6,290,589

	Life Sciences Tools & Services 0.4%
563,895	Syngene International Ltd. (India)	3,269,820

	Marine Ports & Services 1.3%
3,217,775	International Container Terminal Services, Inc. (Philippines)	4,731,097
5,592,974	Westports Holdings Berhad (Malaysia)	5,920,539

		10,651,636

	Movies & Entertainment 1.3%
909,218	IMAX China Holding, Inc.* (China)	5,468,425
77,220	Loen Entertainment, Inc.* (Korea)	5,273,594

		10,742,019

	Multi-Sector Holdings 1.0%
269,122	GT Capital Holdings, Inc. (Philippines)	8,124,217

	Oil & Gas Equipment & Services 0.4%
3,016,934	Gulf Marine Services plc (United Arab Emirates)	2,851,376

	Oil & Gas Exploration & Production 0.6%
574,631	Parex Resources, Inc.* (Colombia)	4,842,210

	Other Diversified Financial Services 0.7%
428,109	PSG Group Ltd. (South Africa)	5,817,309

	Packaged Foods & Meats 4.9%
267,751	Britannia Industries Ltd. (India)	10,884,302
2,779,986	Namchow Chemical Industrial Co. Ltd. (Taiwan)	5,389,980
1,642,523	Ulker Biskuvi Sanayi A.S. (Turkey)	12,165,113
5,931,933	Vitasoy International Holdings Ltd. (Hong Kong)	11,058,778

		39,498,173

	Pharmaceuticals 3.6%
13,017,213	China Animal Healthcare Ltd.* *** (China)	16,783
555,976	Glenmark Pharmaceuticals Ltd. (India)	6,674,483
7,951,373	Marksans Pharma Ltd. (India)	5,547,260
1,127,100	Natco Pharma Ltd. (India)	7,024,111
1,513,834	TTY Biopharm Co. Ltd. (Taiwan)	5,221,090
1,234,329	TWi Pharmaceuticals, Inc.* (Taiwan)	4,870,736

		29,354,463

	Property & Casualty Insurance 0.3%
1,825,893	Qualitas Controladora S.A.B. de C.V.* ** (Mexico)	2,128,185

	Real Estate Operating Companies 0.8%
3,464,163	Parque Arauco S.A. (Chile)	6,372,101

Shares		Value

	Regional Banks 1.3%
1,317,176	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	$7,649,627
21,963,500	PT Bank Tabungan Negara Tbk (Indonesia)	2,890,370

		10,539,997

	Reinsurance 0.4%
11,915,077	Thaire Life Assurance Public Co. Ltd. (Thailand)	3,522,365

	Research & Consulting Services 0.9%
1,373,318	Sporton International, Inc. (Taiwan)	7,019,352

	Restaurants 2.2%
3,167,904	Alsea S.A.B. de C.V. (Mexico)	11,853,992
774,801	Famous Brands Ltd. (South Africa)	6,138,441

		17,992,433

	Semiconductor Equipment 1.1%
12,472	ISC Co. Ltd. (Korea)	279,191
240,000	Koh Young Technology, Inc. (Korea)	8,562,435

		8,841,626

	Semiconductors 4.1%
824,322	ASPEED Technology, Inc. (Taiwan)	8,759,574
436,612	eMemory Technology, Inc. (Taiwan)	5,046,597
103,681	LEENO Industrial, Inc. (Korea)	3,522,216
1,138,384	Silergy Corp. (Taiwan)	15,527,920

		32,856,307

	Specialty Chemicals 3.2%
49,930,889	D&L Industries, Inc. (Philippines)	10,421,019
222,455	Frutarom Industries Ltd. (Israel)	11,667,013
983,578	SH Kelkar & Co. Ltd. (India)	3,370,061

		25,458,093

	Systems Software 2.3%
307,445	DuzonBizon Co. Ltd. (Korea)	6,546,245
415,840	Tata Elxsi Ltd. (India)	11,855,577

		18,401,822

	Technology Hardware, Storage & Peripherals 2.4%
1,057,874	Ennoconn Corp. (Taiwan)	12,720,521
713,394	TSC Auto ID Technology Co. Ltd. (Taiwan)	6,250,842

		18,971,363

	Textiles 2.1%
564,247	Eclat Textile Co. Ltd. (Taiwan)	7,424,764
6,114,270	Welspun India Ltd. (India)	9,140,590

		16,565,354

	Thrifts & Mortgage Finance 0.3%
288,037	LIC Housing Finance Ltd. (India)	2,135,621

	Wireless Telecommunication Services 0.6%
10,319,601	PT Tower Bersama Infrastructure Tbk* (Indonesia)	4,533,309

	Total Common Stocks (cost $677,986,877)	800,817,366

MARCH 31, 2016 (UNAUDITED)

Shares		Value

	WARRANTS 0.1%

	Consumer Finance 0.1%
587,195	Srisawad Power 1979 Public Co. Ltd., expiring 5/29/20* (Thailand)	$181,933

	Hotels, Resorts & Cruise Lines 0.0%
967,830	Minor International Public Co. Ltd., expiring 11/3/17* (Thailand)	129,851

	Total Warrants (cost $0)	311,784

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.1%

	Repurchase Agreement 0.1%
$ 848,959	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $795,000 of United States Treasury Notes 2.750% due 11/15/23; value: $867,544; repurchase proceeds: $848,960 (cost $848,959)	$848,959

	Total Short-Term Investments (cost $848,959)	848,959

	Total Investments (cost $678,835,836) 99.7%	801,978,109

	Other Assets less Liabilities 0.3%	2,773,899

	NET ASSETS 100.0%	$804,752,008

	*Non-income producing. **Common units. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13). See Notes to Financial Statements.

At March 31, 2016, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	3.9
Chile	0.8
China	3.5
Colombia	0.6
Hong Kong	2.3
India	20.6
Indonesia	1.5
Israel	1.5
Korea	13.8
Malaysia	0.7
Mexico	9.9
Philippines	5.3
Poland	3.2
Qatar	1.1
South Africa	4.4
Taiwan	19.2
Thailand	5.2
Turkey	1.5
United Arab Emirates	1.0

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.6%

	Advertising 0.0%
103,600	WPP Scangroup Ltd. (Kenya)	$30,125

	Agricultural & Farm Machinery 0.4%
734,625	Millat Tractors Ltd. (Pakistan)	3,714,230

	Air Freight & Logistics 0.3%
3,178,784	Aramex PJSC (United Arab Emirates)	2,933,783

	Airport Services 1.1%
871,698	Airports of Thailand Public Co. Ltd. (Thailand)	9,960,847

	Automobile Manufacturers 0.4%
386,600	Indus Motor Co. Ltd. (Pakistan)	3,480,987

	Brewers 13.5%
873,686	Ambev S.A., ADR (Brazil)	4,525,693
1,241,873	Carlsberg Brewery Malaysia Berhad (Malaysia)	4,449,925
6,833,554	Delta Corp. Ltd. (Zimbabwe)	3,843,874
10,415,087	East African Breweries Ltd. (Kenya)	29,258,746
3,825,690	Florida Ice & Farm Co. S.A. (Costa Rica)	5,199,154
246,581	Guinness Anchor Berhad (Malaysia)	886,086
1,074,765	Guinness Ghana Breweries Ltd.* (Ghana)	540,886
10,103,081	Guinness Nigeria plc (Nigeria)	5,304,854
2,120,243	Lion Brewery Ceylon plc (Sri Lanka)	6,564,040
612,633	Murree Brewery Co. Ltd. (Pakistan)	4,562,721
4,600	Namibia Breweries Ltd. (Namibia)	6,241
22,512,337	Nigerian Breweries plc (Nigeria)	12,103,407
133,300	Phoenix Beverages Ltd. (Mauritius)	1,347,000
76,340	Societe Des Brasseries du Maroc (Morocco)	14,299,886
4,522,446	Tanzania Breweries Ltd. (Tanzania, United Republic of)	28,729,373
5,852	Union de Cervecerias Peruanas Backus y Johnston S.A.A. (Peru)	24,188

		121,646,074

	Commodity Chemicals 1.7%
119,850	Berger Paints Bangladesh Ltd. (Bangladesh)	2,944,812
6,133,248	Chevron Lubricants Lanka plc‡‡ (Sri Lanka)	12,690,782

		15,635,594

	Construction Materials 6.1%
3,411,560	Bamburi Cement Co. Ltd. (Kenya)	6,523,831
72,670	HA TIEN 1 Cement JSC* (Vietnam)	84,102
573,981	Heidelberger Cement Bangladesh Ltd. (Bangladesh)	3,652,173
4,723,692	Kohat Cement Co. Ltd. (Pakistan)	11,726,916
3,404,771	Lafarge Africa plc (Nigeria)	1,303,777
3,450,000	Lafarge Cement Zambia plc (Zambia)	5,955,525
1,922,092	Lucky Cement Ltd. (Pakistan)	9,855,470
959,857	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	1,427,842
6,114,400	PT Semen Indonesia Persero Tbk (Indonesia)	4,691,857
565,333	Siam City Cement Public Co. Ltd. (Thailand)	4,949,476
1,710,600	Tanzania Portland Cement Co. Ltd.* (Tanzania, United Republic of)	2,041,924
11,467,631	Tokyo Cement Co. Lanka plc‡‡ (Sri Lanka)	2,906,180

		55,119,073

	Consumer Finance 0.5%
14,344,188	Letshego Holdings Ltd. (Botswana)	3,308,129
11,792,986	People’s Leasing & Finance plc (Sri Lanka)	1,292,382

		4,600,511

	Distillers & Vintners 1.8%
1,104,832	Distell Group Ltd. (South Africa)	11,755,722
2,859,925	Distilleries Co. of Sri Lanka plc (Sri Lanka)	4,073,434
955,465	Thai Beverage Public Co. Ltd. (Thailand)	506,869

		16,336,025

Shares		Value

	Diversified Banks 4.8%
65,966	Banco Macro S.A. ADR (Argentina)	$4,252,828
4,842,070	Bank for Foreign Trade of Vietnam JSC (Vietnam)	8,905,256
453,616	BLOM Bank SAL GDR (Lebanon)	4,944,414
8,182,416	Commercial Bank of Ceylon plc (Sri Lanka)	7,039,120
992,127	Hatton National Bank plc (Sri Lanka)	1,359,078
9,370,595	KCB Group Ltd. (Kenya)	3,879,399
2,196,427	MCB Bank Ltd. (Pakistan)	4,320,500
722	Military Commercial Joint Stock Bank (Vietnam)	463
5,566,100	PT Bank Rakyat Indonesia Persero Tbk (Indonesia)	4,795,829
519,400	Public Bank Berhad (Malaysia)	2,500,149
109,286,227	Stanbic Bank Uganda Ltd. (Uganda)	940,445

		42,937,481

	Electronic Components 0.1%
246,582	Delta Electronics Thailand Public Co. Ltd. (Thailand)	609,796

	Food Retail 3.4%
103,542	BIM Birlesik Magazalar A.S. (Turkey)	2,240,065
987,600	Cargills Ceylon plc (Sri Lanka)	1,014,658
210,656	Magnit PJSC GDR (Russia)	8,415,707
2,594,138	Philippine Seven Corp. (Philippines)	5,633,919
1,169,140	Shoprite Holdings Ltd. (South Africa)	13,756,872

		31,061,221

	Footwear 0.1%
71,514	Bata Shoe Co. Bangladesh Ltd. (Bangladesh)	1,068,899

	Health Care Facilities 2.4%
3,734,200	Bangkok Dusit Medical Services Public Co. Ltd., Class F (Thailand)	2,483,806
727,800	Bumrungrad Hospital Public Co. Ltd. (Thailand)	4,385,833
2,853,681	IHH Healthcare Berhad (Malaysia)	4,798,192
653,429	NMC Health plc (United Arab Emirates)	9,928,105

		21,595,936

	Hotels, Resorts & Cruise Lines 0.7%
5,403,866	Central Plaza Hotel Public Co. Ltd. (Thailand)	6,566,665

	Household Products 1.7%
23,907	Colgate Palmolive Pakistan Ltd. (Pakistan)	336,702
930,500	Kimberly-Clark de Mexico S.A.B. de C.V. (Mexico)	2,241,050
1,562,219	PT Unilever Indonesia Tbk (Indonesia)	5,057,183
975,070	Unilever Ghana Ltd.* (Ghana)	2,212,023
35,770,859	Unilever Nigeria plc (Nigeria)	5,212,315

		15,059,273

	Hypermarkets & Super Centers 2.0%
218,480	PriceSmart, Inc. (Costa Rica)	18,479,038

	Industrial Conglomerates 0.2%
3,603,598	Hemas Holdings plc (Sri Lanka)	1,974,574

	Industrial Gases 0.2%
99,525	Linde Bangladesh Ltd. (Bangladesh)	1,368,159

	Integrated Telecommunication Services 1.3%
282,307	Sonatel (Senegal)	12,004,536

	Internet Software & Services 0.3%
22,244	MercadoLibre, Inc. (Brazil)	2,621,455

	Life & Health Insurance 0.2%
3,242,849	Enterprise Group Ltd. (Ghana)	2,071,703

MARCH 31, 2016 (UNAUDITED)

Shares		Value

	Marine Ports & Services 1.5%
404,230	DP World Ltd. (United Arab Emirates)	$7,595,482
3,791,066	International Container Terminal Services, Inc. (Philippines)	5,574,007

		13,169,489

	Multi-Line Insurance 0.8%
2,821,700	Bao Viet Holdings (Vietnam)	6,328,668
1,824	Wafa Assurance (Morocco)	609,136

		6,937,804

	Multi-Sector Holdings 0.5%
277,419	Remgro Ltd. (South Africa)	4,718,017

	Oil & Gas Refining & Marketing 0.1%
116,955	Attock Petroleum Ltd. (Pakistan)	480,193

	Packaged Foods & Meats 20.5%
6,958,306	Agthia Group PJSC (United Arab Emirates)	14,530,017
110,901	Alicorp S.A.* (Peru)	200,750
26,099,415	Cadbury Nigeria plc (Nigeria)	1,940,867
3,151	Delice Holding (Tunisia)	17,669
97,300	Dutch Lady Milk Industries Berhad (Malaysia)	1,302,321
134,189	Edita Food Industries-REG S GDR* (Egypt)	2,093,348
1,556,400	Engro Foods Ltd.* (Pakistan)	2,359,938
1,539,172	FAN Milk Ltd. (Ghana)	2,949,912
299,488	Gruma S.A.B. de C.V. (Mexico)	4,734,747
1,624,544	Grupo Bimbo S.A.B. de C.V.* (Mexico)	4,790,932
535,657	Grupo Herdez S.A.B. de C.V. (Mexico)	1,178,209
1,852,228	Grupo Lala S.A.B. de C.V. (Mexico)	5,018,861
337,701	Grupo Nutresa S.A. (Colombia)	2,868,393
14,062,916	Juhayna Food Industries (Egypt)	11,719,163
345,022	National Foods Holdings (Zimbabwe)	724,546
436,962	Nestlé Lanka plc (Sri Lanka)	6,098,463
69,400	Nestlé Malaysia Berhad (Malaysia)	1,367,900
5,788,168	Nestlé Nigeria plc (Nigeria)	20,358,344
2,818,740	Olympic Industries Ltd. (Bangladesh)	10,480,554
9,881,371	PT Indofood CBP Sukses Makmur Tbk (Indonesia)	11,327,062
21,715	Rafhan Maize Products Co. Ltd. (Pakistan)	1,554,863
1,333,933	Ulker Biskuvi Sanayi A.S. (Turkey)	9,879,585
3,430,589	Universal Robina Corp. (Philippines)	16,152,714
8,568,700	Vietnam Dairy Products JSC (Vietnam)	51,505,217

		185,154,375

	Personal Products 0.7%
393,052	Marico Bangladesh Ltd. (Bangladesh)	6,471,850

	Pharmaceuticals 10.4%
2,196,670	Abbott Laboratories Pakistan Ltd. (Pakistan)	14,011,034
946,563	DHG Pharmaceutical JSC (Vietnam)	3,566,649
1,140,542	Egyptian International Pharmaceutical Industrial Co. (Egypt)	7,706,408
48,471	GlaxoSmithKline Bangladesh Ltd. (Bangladesh)	1,113,636
3,195,606	GlaxoSmithKline Consumer Nigeria plc (Nigeria)	381,186
1,854,050	GlaxoSmithKline Pakistan Ltd. (Pakistan)	4,306,289
17,937	Krka dd Novo mesto (Slovenia)	1,255,908
14,440,784	PT Kalbe Farma Tbk (Indonesia)	1,573,675
761,707	Richter Gedeon Nyrt (Hungary)	15,192,913
2,546,696	Searle Company Ltd. (The) (Pakistan)	10,698,895
10,698,611	Square Pharmaceuticals Ltd. (Bangladesh)	34,344,255

		94,150,848

	Restaurants 3.4%
2,169,322	Jollibee Foods Corp. (Philippines)	10,694,670
2,484,305	Kuwait Foods Americana (Kuwait)	20,222,999

		30,917,669

Shares		Value

	Soft Drinks 3.7%
661,900	Arca Continental S.A.B. de C.V. (Mexico)	$4,580,394
1,014,387	Coca-Cola Icecek A.S. (Turkey)	14,767,007
480,500	Fomento Economico Mexicano S.A.B. de C.V.** (Mexico)	4,616,815
755,830	Societe Frigorifique et Brasserie de Tunis (Tunisia)	9,775,654

		33,739,870

	Specialty Chemicals 0.7%
3,531,892	Akzo Nobel Pakistan Ltd.‡‡ (Pakistan)	6,480,700

	Steel 0.7%
4,877,505	Hoa Phat Group JSC (Vietnam)	6,454,331

	Technology Distributors 1.9%
8,174,792	FPT Corp. (Vietnam)	17,271,462

	Tobacco 5.9%
479,213	British American Tobacco Bangladesh Co. Ltd. (Bangladesh)	15,886,910
1,241,941	British American Tobacco Kenya Ltd. (Kenya)	10,405,617
1,107,059	Ceylon Tobacco Co. plc (Sri Lanka)	7,674,345
492,709	Eastern Co. (Egypt)	10,819,684
288,345	Pakistan Tobacco Co. Ltd. (Pakistan)	3,633,400
479,700	PT Gudang Garam Tbk (Indonesia)	2,362,324
293,100	PT Hanjaya Mandala Sampoerna Tbk (Indonesia)	2,175,041

		52,957,321

	Wireless Telecommunication Services 1.6%
86,529,438	Safaricom Ltd. (Kenya)	14,329,173

	Total Common Stocks (cost $868,703,444)	864,109,087

Principal Amount		Value
	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$ 7,554,746	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $7,405,000 of United States Treasury Notes 2.125% due 12/31/22; value: $7,710,456; repurchase proceeds: $7,554,752 (cost $7,554,746)	$7,554,746

	Total Short-Term Investments (cost $7,554,746)	7,554,746

	Total Investments (cost $876,258,190) 96.4%	871,663,833

	Other Assets less Liabilities 3.6%	32,479,563

	NET ASSETS 100.0%	$904,143,396

	*Non-income producing. **Common units. ‡‡Affiliated company (see Note 8). ADR American Depositary Receipt. GDR Global Depositary Receipt. See Notes to Financial Statements.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX) — Schedule of Investments (continued)	(UNAUDITED)

At March 31, 2016, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.5
Bangladesh	9.0
Botswana	0.4
Brazil	0.8
Colombia	0.3
Costa Rica	2.7
Egypt	3.7
Ghana	0.9
Hungary	1.8
Indonesia	3.9
Kenya	7.5
Kuwait	2.3
Lebanon	0.6
Malaysia	1.8
Mauritius	0.2
Mexico	3.1
Morocco	1.7
Namibia	< 0.1
Nigeria	5.4
Pakistan	9.4
Peru	< 0.1
Philippines	4.4
Russia	1.0
Senegal	1.4
Slovenia	0.1
South Africa	3.5
Sri Lanka	6.1
Tanzania, United Republic of	3.6
Thailand	3.4
Tunisia	1.1
Turkey	3.1
Uganda	0.1
United Arab Emirates	4.1
Vietnam	10.9
Zambia	0.7
Zimbabwe	0.5

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX) — Schedule of Investments	MARCH 31, 2016 (UNAUDITED)

Shares		Value

	COMMON STOCKS 97.6%

	Advertising 1.0%
38,362	REA Group Ltd. (Australia)	$1,588,413

	Air Freight & Logistics 0.8%
48,396	Echo Global Logistics, Inc.*	1,314,435

	Airlines 3.4%
17,312	Allegiant Travel Co.	3,082,575
47,010	Spirit Airlines, Inc.*	2,255,540

		5,338,115

	Airport Services 2.0%
529,725	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	3,029,664

	Application Software 5.5%
49,218	Aveva Group plc (United Kingdom)	1,114,288
35,345	Globant S.A.* (Argentina)	1,090,747
27,950	HubSpot, Inc.*	1,219,179
7,805	Tyler Technologies, Inc.*	1,003,801
15,239	Ultimate Software Group, Inc.*	2,948,747
58,340	Zendesk, Inc.*	1,221,056

		8,597,818

	Asset Management & Custody Banks 0.7%
89,796	WisdomTree Investments, Inc.	1,026,368

	Auto Parts & Equipment 1.4%
75,636	Cub Elecparts, Inc. (Taiwan)	922,419
26,820	Linamar Corp. (Canada)	1,289,762

		2,212,181

	Biotechnology 5.3%
174,231	Abcam plc (United Kingdom)	1,477,646
8,004	Medytox, Inc. (Korea)	3,090,037
226,887	Sangamo BioSciences, Inc.*	1,372,666
64,394	Seattle Genetics, Inc.*	2,259,586

		8,199,935

	Building Products 2.5%
312,800	Somany Ceramics Ltd. (India)	1,842,153
41,251	Trex Co., Inc.*	1,977,161

		3,819,314

	Consumer Finance 7.4%
201,602	Arrow Global Group plc (United Kingdom)	725,207
7,648	Bajaj Finance Ltd. (India)	798,263
7,440	Credit Acceptance Corp.*	1,350,732
838,212	Credito Real S.A.B. de C.V. (Mexico)	1,768,246
34,114	PRA Group, Inc.*	1,002,611
1,828,450	Srisawad Power 1979 Public Co. Ltd. (Thailand)	2,195,907
1,282,617	Unifin Financiera SAPI de C.V. SOFOM (Mexico)	3,582,735

		11,423,701

	Department Stores 1.6%
237,057	Poya Co. Ltd. (Taiwan)	2,519,062

	Diversified Chemicals 0.5%
80,910	Pidilite Industries Ltd. (India)	720,856

	Diversified Real Estate Activities 3.2%
174,854	Patrizia Immobilien AG* (Germany)	4,908,101

	Diversified Support Services 1.2%
44,576	Copart, Inc.*	1,817,364

	Drug Retail 1.9%
27,490	Ain Holdings, Inc. (Japan)	1,409,681
9,470	Cosmos Pharmaceutical Corp. (Japan)	1,574,686

		2,984,367

Shares		Value

	Electrical Components & Equipment 2.0%
195,086	Voltronic Power Technology Corp. (Taiwan)	$3,073,223

	Electronic Equipment & Instruments 1.1%
59,105	Ai Holdings Corp. (Japan)	1,715,054

	Fertilizers & Agricultural Chemicals 0.6%
126,151	UPL Ltd. (India)	910,569

	General Merchandise Stores 1.3%
32,692	Seria Co. Ltd. (Japan)	1,972,793

	Health Care Equipment 1.4%
49,595	DIO Corp.* (Korea)	2,168,372

	Health Care Facilities 1.5%
32,039	Apollo Hospitals Enterprise Ltd. (India)	648,351
77,162	Ensign Group, Inc. (The)	1,746,948

		2,395,299

	Health Care Services 2.0%
112,496	Dr. Lal PathLabs Ltd.* (India)	1,566,340
50,769	ExamWorks Group, Inc.*	1,500,731

		3,067,071

	Health Care Supplies 1.8%
7,274	Sartorius Stedim Biotech (France)	2,770,558

	Health Care Technology 1.0%
60,280	M3, Inc. (Japan)	1,517,179

	Highways & Railtracks 1.1%
125,003	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	1,651,728

	Homefurnishing Retail 0.7%
26,297	Mattress Firm Holding Corp.*	1,114,730

	Industrial Machinery 0.5%
20,864	Max Ventures & Industries Ltd.* *** (India)	22,032
266,582	Rotork plc (United Kingdom)	700,487

		722,519

	Internet Retail 2.8%
80,325	MakeMyTrip Ltd.* (India)	1,453,079
32,178	Wayfair, Inc., Class A*	1,390,733
50,017	Yoox Net-A-Porter Group S.p.A.* (Italy)	1,535,789

		4,379,601

	Internet Software & Services 12.5%
276,110	Auto Trader Group plc (United Kingdom)	1,547,889
16,401	Cimpress N.V.*	1,487,407
102,134	Cornerstone OnDemand, Inc.*	3,346,931
62,170	Dip Corp. (Japan)	1,464,188
65,635	Envestnet, Inc.*	1,785,272
79,898	Gurunavi, Inc. (Japan)	1,898,039
19,315	MercadoLibre, Inc. (Brazil)	2,276,273
51,939	Rightmove plc (United Kingdom)	3,143,922
84,415	SMS Co. Ltd. (Japan)	1,613,728
19,645	SPS Commerce, Inc.*	843,556

		19,407,205

	IT Consulting & Other Services 1.5%
20,892	Luxoft Holding, Inc.*	1,149,687
336,410	NCC Group plc (United Kingdom)	1,211,350

		2,361,037

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX) — Schedule of Investments (continued)	(UNAUDITED)

Shares		Value

	Life & Health Insurance 0.5%
104,322	Max Financial Services Ltd. (India)	$537,974
104,322	Max India Ltd.* *** (India)	161,565

		699,539

	Life Sciences Tools & Services 1.3%
69,631	Fluidigm Corp.*	561,922
5,995	Syngene International Ltd. (India)	34,763
9,341	Tecan Group AG (Switzerland)	1,422,102

		2,018,787

	Managed Health Care 1.1%
71,290	HealthEquity, Inc.*	1,758,724

	Packaged Foods & Meats 2.2%
42,200	Calbee, Inc. (Japan)	1,676,448
240,825	Manpasand Beverages Ltd. (India)	1,719,932

		3,396,380

	Pharmaceuticals 4.1%
52,593	Caplin Point Laboratories Ltd. (India)	802,128
22,785	Intra-Cellular Therapies, Inc.*	633,423
34,801	Ipsen S.A. (France)	1,999,668
48,643	Lupin Ltd. (India)	1,087,485
1,320,132	Marksans Pharma Ltd. (India)	920,988
108,370	Natco Pharma Ltd. (India)	675,364
65,101	TWi Pharmaceuticals, Inc.* (Taiwan)	256,892

		6,375,948

	Publishing 0.8%
98,332	Next Co. Ltd. (Japan)	1,206,865

	Regional Banks 3.9%
23,021	Eagle Bancorp, Inc.*	1,105,008
52,000	Metro Bank plc* (United Kingdom)	1,405,252
18,367	Signature Bank*	2,500,116
27,288	Texas Capital Bancshares, Inc.*	1,047,313

		6,057,689

	Restaurants 3.0%
49,332	Domino’s Pizza Enterprises Ltd. (Australia)	2,173,064
39,642	Fiesta Restaurant Group, Inc.*	1,299,465
30,615	Zoe’s Kitchen, Inc.*	1,193,679

		4,666,208

	Semiconductors 2.1%
24,909	Cavium, Inc.*	1,523,434
9,023	U-Blox AG* (Switzerland)	1,737,561

		3,260,995

	Specialized Finance 1.1%
49,629	Banca IFIS S.p.A. (Italy)	1,644,791

	Specialty Chemicals 1.8%
54,343	Frutarom Industries Ltd. (Israel)	2,850,107

	Systems Software 0.8%
32,027	FleetMatics Group plc*	1,303,819

	Trading Companies & Distributors 2.0%
103,800	MISUMI Group, Inc. (Japan)	1,486,152
53,600	MonotaRO Co. Ltd. (Japan)	1,593,423

		3,079,575

	Trucking 2.7%
106,508	Knight Transportation, Inc.	2,785,184
20,192	Old Dominion Freight Line, Inc.*	1,405,767

		4,190,951

	Total Common Stocks (cost $129,018,602)	151,237,010

Shares		Value

	WARRANTS 0.0%

	Consumer Finance 0.0%
96,800	Srisawad Power 1979 Public Co. Ltd., expiring 5/29/20* (Thailand)	$29,992

	Total Warrants (cost $0)	29,992

Principal Amount		Value
	SHORT-TERM INVESTMENTS 2.4%

	Repurchase Agreement 2.4%
$3,672,663	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $3,435,000 of United States Treasury Notes 2.750% due 11/15/23; value $3,748,444; repurchase proceeds: $3,672,666 (cost $3,672,663)	$3,672,663

	Total Short-Term Investments (cost $3,672,663)	3,672,663

	Total Investments (cost $132,691,265) 100.0%	154,939,665

	Other Assets less Liabilities <0.1%	63,946

	NET ASSETS 100.0%	$155,003,611

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13). See Notes to Financial Statements.

At March 31, 2016, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.7
Australia	2.5
Brazil	1.5
Canada	0.8
France	3.2
Germany	3.2
India	9.2
Israel	1.9
Italy	2.1
Japan	12.6
Korea	3.5
Mexico	6.6
Switzerland	2.1
Taiwan	4.5
Thailand	1.5
United Kingdom	7.5
United States	36.6

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX) — Schedule of Investments	MARCH 31, 2016 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.0%

	Advertising 1.0%
351,631	REA Group Ltd. (Australia)	$14,559,592

	Airport Services 1.3%
3,123,800	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	17,865,993

	Apparel, Accessories & Luxury Goods 1.3%
527,025	Moncler S.p.A. (Italy)	8,910,264
222,091	Ted Baker plc (United Kingdom)	8,693,038

		17,603,302

	Application Software 2.0%
607,861	Aveva Group plc (United Kingdom)	13,761,882
891,526	Computer Modelling Group Ltd. (Canada)	6,956,846
2,050,431	Technology One Ltd. (Australia)	7,495,328

		28,214,056

	Asset Management & Custody Banks 0.1%
1,829,699	ARA Asset Management Ltd. (Singapore)	1,588,327

	Auto Parts & Equipment 1.6%
588,334	ARB Corp. Ltd. (Australia)	6,781,080
326,269	Linamar Corp. (Canada)	15,690,138

		22,471,218

	Biotechnology 4.0%
3,345,897	Abcam plc (United Kingdom)	28,376,417
71,085	Medytox, Inc. (Korea)	27,443,186

		55,819,603

	Consumer Finance 2.0%
1,476,191	Arrow Global Group plc (United Kingdom)	5,310,185
7,988,690	Gentera S.A.B. de C.V. (Mexico)	15,718,554
291,067	Shriram City Union Finance Ltd. (India)	6,614,909

		27,643,648

	Diversified Banks 0.4%
152,623	Secure Trust Bank plc (United Kingdom)	6,235,008

	Diversified Real Estate Activities 3.6%
1,769,716	Patrizia Immobilien AG* (Germany)	49,675,411

	Diversified Support Services 0.2%
37,948	KEPCO Plant Service & Engineering Co. Ltd. (Korea)	2,127,026

	Drug Retail 5.2%
330,928	Ain Holdings, Inc. (Japan)	16,969,913
158,237	Cosmos Pharmaceutical Corp. (Japan)	26,311,894
1,014,500	Raia Drogasil S.A. (Brazil)	14,791,397
280,573	Sugi Holdings Co. Ltd. (Japan)	14,811,621

		72,884,825

	Electrical Components & Equipment 2.6%
1,458,482	Amara Raja Batteries Ltd. (India)	19,436,149
1,080,309	Voltronic Power Technology Corp. (Taiwan)	17,018,290

		36,454,439

	Electronic Equipment & Instruments 3.6%
1,076,513	Ai Holdings Corp. (Japan)	31,237,246
1,466,265	Halma plc (United Kingdom)	19,211,538

		50,448,784

	Food Retail 0.9%
878,482	Eurocash S.A. (Poland)	12,569,264

Shares		Value

	Forest Products 1.0%
376,181	Stella-Jones, Inc. (Canada)	$13,461,400

	General Merchandise Stores 3.0%
1,475,176	B&M European Value Retail S.A. (United Kingdom)	5,627,788
60,199	Ryohin Keikaku Co. Ltd. (Japan)	12,733,169
382,463	Seria Co. Ltd. (Japan)	23,079,664

		41,440,621

	Health Care Supplies 2.1%
78,649	Sartorius Stedim Biotech (France)	29,956,228

	Health Care Technology 2.5%
1,366,760	EMIS Group plc (United Kingdom)	19,921,553
595,460	M3, Inc. (Japan)	14,987,049

		34,908,602

	Highways & Railtracks 1.1%
1,194,395	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	15,782,148

	Home Improvement Retail 0.3%
17,148,384	Home Product Center Public Co. Ltd. (Thailand)	4,021,437

	Hotels, Resorts & Cruise Lines 1.7%
778,726	Corporate Travel Management Ltd. (Australia)	8,002,774
15,299,135	Minor International Public Co. Ltd. (Thailand)	16,090,619

		24,093,393

	Household Products 0.5%
274,384	Pigeon Corp. (Japan)	7,161,978

	Industrial Machinery 2.0%
165,185	KUKA AG (Germany)	17,307,443
311,092	Max Ventures & Industries Ltd.* *** (India)	328,508
3,667,426	Rotork plc (United Kingdom)	9,636,749

		27,272,700

	Internet Retail 0.9%
426,695	Yoox Net-A-Porter Group S.p.A.* (Italy)	13,101,813

	Internet Software & Services 10.3%
5,156,119	Auto Trader Group plc (United Kingdom)	28,905,502
644,511	carsales.com Ltd. (Australia)	5,808,510
560,144	Dip Corp. (Japan)	13,192,158
736,034	Gurunavi, Inc. (Japan)	17,485,059
766,757	Infomart Corp. (Japan)	6,896,179
763,168	Kakaku.com, Inc. (Japan)	14,175,446
479,348	Rightmove plc (United Kingdom)	29,015,439
758,955	SMS Co. Ltd. (Japan)	14,508,640
75,242	XING AG (Germany)	13,804,591

		143,791,524

	Investment Banking & Brokerage 2.5%
255,437	Avanza Bank Holding AB (Sweden)	11,394,936
391,782	Nihon M&A Center, Inc. (Japan)	22,806,364

		34,201,300

	IT Consulting & Other Services 0.7%
2,808,486	NCC Group plc (United Kingdom)	10,112,836

	Life & Health Insurance 0.9%
1,929,183	Max Financial Services Ltd. (India)	9,948,522
1,555,458	Max India Ltd.* *** (India)	2,408,966

		12,357,488

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX) — Schedule of Investments (continued)

Shares		Value

	Life Sciences Tools & Services 2.4%
672,566	Divi’s Laboratories Ltd. (India)	$10,044,438
153,523	Tecan Group AG (Switzerland)	23,372,803

		33,417,241

	Movies & Entertainment 1.8%
711,588	CTS Eventim AG & Co KGaA (Germany)	25,296,705

	Multi-Sector Holdings 1.6%
748,981	GT Capital Holdings, Inc. (Philippines)	22,610,133

	Office Services & Supplies 0.9%
2,688,852	Regus plc (United Kingdom)	12,240,748

	Oil & Gas Equipment & Services 1.2%
304,639	Pason Systems, Inc. (Canada)	3,868,208
223,197	ShawCor Ltd. (Canada)	4,848,860
502,358	TGS-NOPEC Geophysical Co. ASA (Norway)	7,671,350

		16,388,418

	Packaged Foods & Meats 3.3%
391,577	Calbee, Inc. (Japan)	15,555,894
16,513,449	Vitasoy International Holdings Ltd. (Hong Kong)	30,785,675

		46,341,569

	Pharmaceuticals 2.7%
1,027,700	Glenmark Pharmaceuticals Ltd. (India)	12,337,521
347,594	Ipsen S.A. (France)	19,972,778
1,489,732	TWi Pharmaceuticals, Inc.* (Taiwan)	5,878,572

		38,188,871

	Property & Casualty Insurance 0.5%
5,374,656	Qualitas Controladora S.A.B. de C.V.* ** (Mexico)	6,264,475

	Publishing 0.7%
832,405	Next Co. Ltd. (Japan)	10,216,418

	Regional Banks 1.0%
234,000	Metro Bank plc* (United Kingdom)	6,323,633
1,620,046	Shawbrook Group plc* (United Kingdom)	6,995,524

		13,319,157

	Restaurants 5.7%
732,000	Create Restaurants Holdings, Inc. (Japan)	6,863,313
1,185,616	Domino’s Pizza Enterprises Ltd. (Australia)	52,226,137
666,245	Domino’s Pizza Group plc (United Kingdom)	9,653,560
2,078,099	Patisserie Holdings plc (United Kingdom)	10,910,620

		79,653,630

	Semiconductor Equipment 0.5%
308,538	ISC Co. Ltd. (Korea)	6,906,762

	Semiconductors 2.1%
993,999	Silergy Corp. (Taiwan)	13,558,463
79,855	U-Blox AG* (Switzerland)	15,377,694

		28,936,157

	Specialized Finance 1.2%
484,008	Banca IFIS S.p.A. (Italy)	16,040,859

	Specialty Chemicals 5.1%
428,291	Chr. Hansen Holding A/S (Denmark)	28,766,937
434,361	Frutarom Industries Ltd. (Israel)	22,780,767
1,329,582	Hexpol AB (Sweden)	14,787,060
52,524	SK Kaken Co. Ltd. (Japan)	4,355,216

		70,689,980

	Systems Software 0.1%
50,086	Kinaxis, Inc.* (Canada)	1,663,174

Shares		Value

	Technology Hardware, Storage & Peripherals 1.0%
1,118,500	Ennoconn Corp. (Taiwan)	$13,449,525

	Textiles 0.9%
978,258	Eclat Textile Co. Ltd. (Taiwan)	12,872,616

	Trading Companies & Distributors 3.0%
1,518,215	MISUMI Group, Inc. (Japan)	21,736,975
433,412	MonotaRO Co. Ltd. (Japan)	12,884,493
435,930	Richelieu Hardware Ltd. (Canada)	7,564,909

		42,186,377

	Total Common Stocks (cost $1,027,476,352)	1,324,506,779

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.7%

	Repurchase Agreement 4.7%
$66,237,225	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $64,890,000 of United States Treasury Notes 2.125% due 12/31/22; value: $67,566,713; repurchase proceeds: $66,237,280 (cost $66,237,225)	$66,237,225

	Total Short-Term Investments (cost $66,237,225)	66,237,225

	Total Investments (cost $1,093,713,577) 99.7%	1,390,744,004

	Other Assets less Liabilities 0.3%	4,336,233

	NET ASSETS 100.0%	$1,395,080,237

	*Non-income producing. **Common units. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13). See Notes to Financial Statements.

MARCH 31, 2016 (UNAUDITED)

At March 31, 2016, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	7.2
Brazil	1.1
Canada	4.1
Denmark	2.2
France	3.8
Germany	8.0
Hong Kong	2.3
India	4.6
Israel	1.7
Italy	2.9
Japan	23.3
Korea	2.8
Mexico	4.2
Norway	0.6
Philippines	1.7
Poland	0.9
Singapore	0.1
Sweden	2.0
Switzerland	2.9
Taiwan	4.7
Thailand	1.5
United Kingdom	17.4

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.6%

	Aerospace & Defense 0.4%
125,000	Avon Rubber plc (United Kingdom)	$1,445,537
28,680	ECA (France)	554,107

		1,999,644

	Air Freight & Logistics 2.3%
994,120	Allcargo Global Logistics Ltd. (India)	2,311,069
1,503,468	Freightways Ltd. (New Zealand)	6,597,945
12,834	ID Logistics Group* (France)	1,534,062
104,300	Yusen Logistics Co. Ltd. (Japan)	1,213,373

		11,656,449

	Airport Services 0.1%
110,720	Swissport Tanzania Ltd.* (Tanzania, United Republic of)	369,657

	Apparel Retail 0.5%
804,622	Apranga PVA (Lithuania)	2,409,243

	Apparel, Accessories & Luxury Goods 0.6%
117,976	Delta-Galil Industries Ltd. (Israel)	3,200,510

	Application Software 2.2%
204,775	Linx S.A. (Brazil)	2,741,963
446,457	Logo Yazilim Sanayi Ve Ticaret AS (Turkey)	8,662,079

		11,404,042

	Asset Management & Custody Banks 0.3%
923,100	Peregrine Holdings Ltd. (South Africa)	1,704,781

	Auto Parts & Equipment 0.4%
450,000	Hu Lane Associate, Inc. (Taiwan)	2,146,253

	Automobile Manufacturers 0.7%
966,600	PAK Suzuki Motor Co. Ltd. (Pakistan)	3,774,844

	Brewers 4.2%
362,475	Carlsberg Brewery Malaysia Berhad (Malaysia)	1,298,834
17,933,940	International Breweries plc (Nigeria)	1,846,379
74,579	Kopparbergs Bryggeri AB (Sweden)	1,948,372
197,574	Olvi Oyj, Class A (Finland)	5,645,942
160,100	Royal UNIBREW A/S (Denmark)	7,729,927
1,227,502	Turk Tuborg Bira ve Malt Sanayii A.S.* (Turkey)	2,927,492

		21,396,946

	Building Products 0.1%
1,111,666	PT Surya Toto Indonesia Tbk (Indonesia)	519,783

	Cable & Satellite 0.1%
7,434,505	Hum Network, Ltd. (Pakistan)	667,991

	Commodity Chemicals 4.7%
967,254	Berger Paints India Ltd. (India)	3,550,748
400,083	Gulf Oil Lubricants India Ltd. (India)	3,075,726
306,000	Okamoto Industries, Inc. (Japan)	2,583,541
141,954	SAMHWA Paints Industrial Co. Ltd. (Korea)	1,545,407
134,965	Sniezka S.A. (Poland)	2,135,217
480,857	Supreme Industries Ltd. (India)	5,351,165
155,700	Tikkurila Oyj (Finland)	2,829,140
1,273,500	Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	3,070,582

		24,141,526

	Construction Materials 0.2%
144,928	Misr Cement Co. (Egypt)	1,197,948

Shares		Value

	Department Stores 0.4%
195,251	Poya Co. Ltd. (Taiwan)	$2,074,815

	Distillers & Vintners 0.9%
2,015,680	Capevin Holdings Ltd. (South Africa)	1,213,076
39,621	Laurent-Perrier (France)	3,545,979
752	Muhak Co. Ltd. (Korea)	23,705

		4,782,760

	Diversified Banks 1.1%
4,050,000	BRAC Bank Ltd.* (Bangladesh)	2,295,232
6,220,800	CRDB Bank plc (Tanzania, United Republic of)	1,109,587
1,742,601	Hatton National Bank plc (Sri Lanka)	2,387,125

		5,791,944

	Diversified Support Services 1.1%
193,263	Credit Corp. Group Ltd. (Australia)	1,534,389
181,400	Prestige International, Inc. (Japan)	2,047,441
422,800	Vicom Ltd. (Singapore)	1,891,589

		5,473,419

	Drug Retail 1.6%
1,622,058	Green Cross Health Ltd. (New Zealand)	2,914,610
94,400	Kusuri No Aoki Co. Ltd. (Japan)	5,159,616

		8,074,226

	Electrical Components & Equipment 2.3%
269,840	Amara Raja Batteries Ltd. (India)	3,595,965
535,720	Voltronic Power Technology Corp. (Taiwan)	8,439,288

		12,035,253

	Electronic Equipment & Instruments 1.1%
42,100	Isra Vision AG (Germany)	2,912,278
450,000	Smart Marketing Systems plc (United Kingdom)	2,671,502

		5,583,780

	Food Distributors 0.5%
8,606,200	Premier Marketing Public Co. Ltd. (Thailand)	2,434,101

	Food Retail 6.8%
20,350,020	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	7,302,327
220,344	Axial Retailing, Inc. (Japan)	7,255,372
5,543,800	BreadTalk Group Ltd. (Singapore)	4,236,618
3,345,000	Choppies Enterprises Ltd. (Botswana)	1,262,077
25,300	Daikokutenbussan Co. Ltd. (Japan)	1,098,387
2,432,810	Philippine Seven Corp. (Philippines)	5,283,549
90,070	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	3,496,141
7,749,100	Sheng Siong Group Ltd. (Singapore)	4,829,533

		34,764,004

	General Merchandise Stores 0.9%
78,972	Seria Co. Ltd. (Japan)	4,765,552

	Health Care Distributors 3.3%
5,898,673	Australian Pharmaceutical Industries Ltd. (Australia)	8,837,475
1,478,600	PT Enseval Putera Megatrading Tbk (Indonesia)	301,072
9,679,184	Sigma Pharmaceuticals Ltd. (Australia)	7,862,700

		17,001,247

	Health Care Equipment 0.5%
55,000	Vieworks Co. Ltd. (Korea)	2,385,449

MARCH 31, 2016 (UNAUDITED)

Shares		Value

	Health Care Facilities 5.6%
35,536,611	Asiri Hospital Holdings plc* (Sri Lanka)	$5,841,635
538,000	Capio AB* (Sweden)	2,850,823
211,422	Instituto de Diagnostico S.A. (Chile)	912,317
430,957	NMC Health plc (United Arab Emirates)	6,547,898
390,356	Raffles Medical Group Ltd. (Singapore)	1,306,207
8,846,957	Religare Health Trust** (Singapore)	6,432,718
2,032,981	Shifa International Hospitals Ltd. (Pakistan)	5,144,084

		29,035,682

	Health Care Services 0.6%
78,700	BML, Inc. (Japan)	3,049,520

	Health Care Technology 0.4%
109,300	Nexus AG (Germany)	2,060,693

	Home Improvement Retail 2.1%
92,300	Arcland Sakamoto Co. Ltd. (Japan)	977,796
215,201	Clas Ohlson AB (Sweden)	4,110,508
82,494,300	PT Ace Hardware Indonesia Tbk (Indonesia)	5,568,054

		10,656,358

	Household Products 0.5%
627,269	Jyothy Laboratories Ltd. (India)	2,746,922

	Human Resource & Employment Services 1.2%
775,000	104 Corp. (Taiwan)	3,383,281
176,400	en-japan, Inc. (Japan)	2,980,238

		6,363,519

	Industrial Conglomerates 0.5%
57,183,777	Expolanka Holdings plc (Sri Lanka)	2,741,688

	Industrial Machinery 1.5%
461,712	CKD Corp. (Japan)	3,812,037
750,000	Sumeeko Industries Co. Ltd. (Taiwan)	2,505,127
79,300	Yushin Precision Equipment Co. Ltd. (Japan)	1,427,851

		7,745,015

	Internet Retail 4.2%
2,624,167	Trade Me Group Ltd. (New Zealand)	7,997,805
2,752,563	Webjet Ltd. (Australia)	13,352,669

		21,350,474

	Internet Software & Services 7.3%
246,064	Addcn Technology Co. Ltd. (Taiwan)	1,987,840
444,894	Dip Corp. (Japan)	10,477,863
551,399	Gurunavi, Inc. (Japan)	13,098,912
215,600	Infomart Corp. (Japan)	1,939,097
239,443	PChome Online, Inc. (Taiwan)	2,637,414
138,500	SMS Co. Ltd. (Japan)	2,647,649
26,252	XING AG (Germany)	4,816,434

		37,605,209

	IT Consulting & Other Services 1.0%
506,371	EOH Holdings Ltd. (South Africa)	5,061,222

	Leisure Products 0.6%
175,368	Samchuly Bicycle Co. Ltd. (Korea)	2,882,930

	Marine 0.2%
6,906,640	2GO Group, Inc.* (Philippines)	1,114,482

	Marine Ports & Services 0.5%
19,100	Piraeus Port Authority S.A. (Greece)	241,373
87,207	Thessaloniki Port Authority S.A. (Greece)	2,075,060

		2,316,433

	Office Services & Supplies 0.6%
4,603,600	Riverstone Holdings Ltd. (Malaysia)	3,279,015

Shares		Value

	Oil & Gas Refining & Marketing 0.9%
64,100	BP Castrol KK (Japan)	$726,907
9,294	Hankook Shell Oil Co. Ltd. (Korea)	3,998,468

		4,725,375

	Packaged Foods & Meats 8.3%
1,293,927	Cloetta AB, Class B* (Sweden)	4,113,855
1,262,907	Clover Industries Ltd. (South Africa)	1,472,154
81,100	Dutch Lady Milk Industries Berhad (Malaysia)	1,085,491
744,300	Grupo Herdez S.A.B. de C.V. (Mexico)	1,637,131
115,800	Kotobuki Spirits Co. Ltd. (Japan)	2,600,663
3,626,000	PT Ultrajaya Milk Industry & Trading Co. Tbk* (Indonesia)	1,052,798
54,297,981	RFM Corp. (Philippines)	4,893,835
105,800	Rokko Butter Co. Ltd. (Japan)	1,650,187
11,374	S&B Foods, Inc. (Japan)	470,042
2,363,435	TAT Gida Sanayi A.S.* (Turkey)	4,966,572
27,800	Vigor Alimentos S.A. (Brazil)	159,256
3,743,120	Vitasoy International Holdings Ltd. (Hong Kong)	6,978,220
234,000	Warabeya Nichiyo Co. Ltd. (Japan)	5,155,403
1,100,000	Watt’s Alimentos S.A. (Chile)	1,933,216
16,450	Wawel S.A. (Poland)	4,411,725

		42,580,548

	Personal Products 1.2%
5,026,550	Karex Berhad (Malaysia)	4,895,781
104,832	Sarantis S.A. (Greece)	1,013,292

		5,909,073

	Pharmaceuticals 2.6%
2,572,177	Lee’s Pharmaceutical Holdings Ltd. (China)	1,800,708
79,714,200	PT Kimia Farma Persero Tbk (Indonesia)	7,634,769
7,837,000	PT Tempo Scan Pacific Tbk (Indonesia)	1,164,321
175,500	Renata Ltd. (Bangladesh)	2,766,513

		13,366,311

	Publishing 1.9%
778,205	Next Co. Ltd. (Japan)	9,551,201

	Real Estate Services 0.2%
106,700	Century 21 Real Estate of Japan Ltd. (Japan)	1,086,724

	Regional Banks 0.3%
302,800	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	1,758,540

	Restaurants 12.8%
10,800	Amiyaki Tei Co. Ltd. (Japan)	432,883
78,048	AmRest Holdings SE* (Poland)	4,374,724
29,500	B-R31 Ice Cream Co. Ltd. (Japan)	1,064,433
4,908,278	Berjaya Food Berhad (Malaysia)	2,616,742
3,260,900	Collins Foods Ltd. (Australia)	10,520,749
109,716	Domino’s Pizza Enterprises Ltd. (Australia)	4,832,967
447,300	Doutor Nichires Holdings Co. Ltd. (Japan)	7,227,083
800,900	Fairwood Holdings Ltd. (Hong Kong)	2,731,156
696,953	Famous Brands Ltd. (South Africa)	5,521,682
149,100	Hiday Hidaka Corp. (Japan)	3,752,677
182,260,000	Hop Hing Group Holdings Ltd. (China)	2,655,293
107,000	KFC Holdings Japan Ltd. (Japan)	1,874,307
109,900	Kura Corp. (Japan)	5,313,331
369,217	Patisserie Holdings plc (United Kingdom)	1,938,496
2,018,931	Restaurant Brands New Zealand Ltd. (New Zealand)	6,781,075
2,269,963	Spur Corp. Ltd. (South Africa)	4,338,317

		65,975,915

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX) — Schedule of Investments (continued)	(UNAUDITED)

Shares		Value

	Soft Drinks 1.9%
92,010,320	Pepsi-Cola Products Philippines, Inc. (Philippines)	$7,773,269
2,429,313	Seven-Up Bottling Co. plc (Nigeria)	1,891,988

		9,665,257

	Specialized Finance 0.6%
19,394	Korea Ratings Corp. (Korea)	725,834
846,129	Morningstar Japan KK (Japan)	2,316,101

		3,041,935

	Specialized REITs 0.5%
1,932,270	National Storage REIT* (Australia)	2,384,080

	Specialty Chemicals 0.9%
6,229,947	Chemical and Allied Products plc (Nigeria)	1,215,813
673,719	DuluxGroup Ltd. (Australia)	3,242,392

		4,458,205

	Tobacco 0.3%
5,249	Karelia Tobacco Co., Inc. S.A. (Greece)	1,449,176

	Trading Companies & Distributors 1.1%
298,400	Jalux, Inc. (Japan)	5,752,129

	Total Common Stocks (cost $425,518,948)	501,469,798

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.9%

	Repurchase Agreement 2.9%
$15,148,791	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $14,840,000 of United States Treasury Notes 2.125% due 12/31/22; value: $15,452,150; repurchase proceeds: $15,148,803 (cost $15,148,791)	$15,148,791

	Total Short-Term Investments (cost $15,148,791)	15,148,791

	Total Investments (cost $440,667,739) 100.5%	516,618,589

	Liabilities less Other Assets (0.5%)	(2,318,515)

	NET ASSETS 100.0%	$514,300,074

	*Non-income producing. **Common units. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2016, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	10.5
Bangladesh	1.0
Botswana	0.3
Brazil	0.6
Chile	0.6
China	0.9
Denmark	1.5
Egypt	0.2
Finland	1.7
France	1.1
Germany	2.0
Greece	1.0
Hong Kong	1.9
India	4.1
Indonesia	3.2
Israel	1.3
Japan	22.6
Korea	2.3
Lithuania	0.5
Malaysia	4.1
Mexico	0.7
New Zealand	4.8
Nigeria	1.0
Pakistan	1.9
Philippines	3.8
Poland	2.2
Singapore	3.7
South Africa	3.9
Sri Lanka	2.2
Sweden	2.6
Taiwan	5.2
Tanzania, United Republic of	0.3
Thailand	0.5
Turkey	3.3
United Arab Emirates	1.3
United Kingdom	1.2

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Schedule of Investments	MARCH 31, 2016 (UNAUDITED)

Shares		Value

	COMMON STOCKS 97.4%

	Communications Equipment 4.2%
316,995	Cisco Systems, Inc.	$9,024,848

	Department Stores 2.0%
98,351	Macy’s, Inc.	4,336,296

	Diversified Banks 11.8%
205,054	Citigroup, Inc.	8,561,004
147,695	JPMorgan Chase & Co.	8,746,498
168,153	Wells Fargo & Co.	8,131,879

		25,439,381

	Diversified Chemicals 2.6%
77,804	Eastman Chemical Co.	5,619,783

	Diversified REITs 1.8%
162,450	Select Income REIT	3,744,472

	Electric Utilities 7.8%
132,305	Duke Energy Corp.	10,674,368
167,220	Exelon Corp.	5,996,509

		16,670,877

	Electrical Components & Equipment 3.8%
106,769	Eaton Corp. plc	6,679,469
22,856	Regal Beloit Corp.	1,441,985

		8,121,454

	Health Care Equipment 1.8%
52,368	Medtronic plc	3,927,600

	Household Products 3.8%
98,383	Procter & Gamble Co. (The)	8,097,905

	Hypermarkets & Super Centers 3.5%
110,673	Wal-Mart Stores, Inc.	7,579,994

	Industrial Conglomerates 4.8%
326,265	General Electric Co.††	10,371,964

	Integrated Oil & Gas 9.4%
67,123	Chevron Corp.	6,403,534
135,182	Royal Dutch Shell plc ADR (Netherlands)	6,549,568
259,959	Suncor Energy, Inc. (Canada)	7,229,460

		20,182,562

	Integrated Telecommunication Services 3.0%
118,393	Verizon Communications, Inc.	6,402,693

	Investment Banking & Brokerage 2.9%
39,878	Goldman Sachs Group, Inc. (The)	6,260,048

	Multi-Line Insurance 3.0%
120,118	American International Group, Inc.	6,492,378

	Oil & Gas Equipment & Services 2.5%
151,836	Halliburton Co.	5,423,582

	Other Diversified Financial Services 1.7%
118,454	Voya Financial, Inc.	3,526,376

	Paper Packaging 2.2%
117,089	International Paper Co.	4,805,332

	Pharmaceuticals 9.7%
83,184	Johnson & Johnson	9,000,509
278,646	Pfizer, Inc.	8,259,067
20,277	Shire plc ADR (Ireland)	3,485,616

		20,745,192

Shares		Value

	Regional Banks 2.7%
68,919	PNC Financial Services Group, Inc.	$5,828,480

	Semiconductors 2.0%
134,823	Intel Corp.	4,361,524

	Specialized REITs 3.3%
106,349	EPR Properties	7,084,970

	Systems Software 4.5%
91,800	Microsoft Corp.	5,070,114
109,237	Oracle Corp.	4,468,886

		9,539,000

	Technology Hardware, Storage & Peripherals 2.6%
51,716	Apple, Inc.	5,636,527

	Total Common Stocks (cost $184,840,111)	209,223,238

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$ 2,685,030	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $2,635,000 of United States Treasury Notes 2.125% due 12/31/22; value $2,743,694; repurchase proceeds: $2,685,032†† (cost $2,685,030)	$2,685,030

	Total Short-Term Investments (cost $2,685,030)	2,685,030

	Total Investments (cost $187,525,141) 98.6%	211,908,268

	Other Assets less Liabilities 1.4%	3,008,792

	NET ASSETS 100.0%	$214,917,060

††All or a portion of this security has been designated as collateral for call options written. As of March 31, 2016, the call options written were no longer held; therefore, the collateral will be subsequently released.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2016, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	3.5
Ireland	1.7
Netherlands	3.1
United States	91.7

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.6%

	Airlines 3.1%
162,845	United Continental Holdings, Inc.* ††	$9,747,902

	Apparel Retail 2.0%
216,154	Chico’s FAS, Inc.	2,868,364
120,441	DSW, Inc., Class A	3,328,989

		6,197,353

	Apparel, Accessories & Luxury Goods 2.5%
133,579	Michael Kors Holdings Ltd.*	7,608,660

	Automobile Manufacturers 2.8%
277,763	General Motors Co.††	8,730,091

	Automotive Retail 1.1%
86,840	CST Brands, Inc.††	3,325,104

	Communications Equipment 3.9%
424,360	Cisco Systems, Inc.††	12,081,529

	Department Stores 3.4%
241,530	Macy’s, Inc.††	10,649,058

	Diversified Banks 1.5%
112,622	Citigroup, Inc.	4,701,968

	Diversified REITs 1.4%
577,859	Investors Real Estate Trust	4,195,256

	Electrical Components & Equipment 2.2%
126,952	Emerson Electric Co.††	6,903,650

	Fertilizers & Agricultural Chemicals 3.1%
353,732	Mosaic Co. (The)††	9,550,764

	Food Retail 1.0%
101,077	Whole Foods Market, Inc.	3,144,505

	General Merchandise Stores 2.6%
99,505	Target Corp.††	8,187,271

	Health Care Equipment 5.5%
116,613	Medtronic plc	8,745,975
78,729	Stryker Corp.††	8,446,834

		17,192,809

	Health Care Services 2.1%
93,312	Express Scripts Holding Co.* ††	6,409,601

	Hypermarkets & Super Centers 2.1%
94,696	Wal-Mart Stores, Inc.††	6,485,729

	Insurance Brokers 2.6%
77,460	Aon plc	8,090,697

	Integrated Telecommunication Services 2.1%
120,945	Verizon Communications, Inc.††	6,540,706

	Marine 3.0%
152,407	Kirby Corp.* ††	9,188,618

	Multi-Line Insurance 2.3%
185,401	Loews Corp.††	7,093,442

	Oil & Gas Drilling 1.6%
575,059	Unit Corp.* ††	5,066,270

	Oil & Gas Exploration & Production 7.6%
1,643,628	Bill Barrett Corp.* ††	10,223,366
3,227,554	Denbury Resources, Inc.††	7,165,170
779,623	Southwestern Energy Co.* ††	6,291,558

		23,680,094

Shares		Value

	Pharmaceuticals 6.6%
67,750	Johnson & Johnson††	$7,330,550
94,482	Novartis AG ADR (Switzerland)	6,844,276
144,226	Zoetis, Inc.††	6,393,539

		20,568,365

	Regional Banks 1.6%
56,912	PNC Financial Services Group, Inc.	4,813,048

	Residential REITs 1.3%
84,254	American Campus Communities, Inc.††	3,967,521

	Semiconductors 3.1%
190,715	QUALCOMM, Inc.††	9,753,165

	Specialized Consumer Services 1.2%
143,673	Sotheby’s	3,840,379

	Specialized REITs 5.6%
363,706	Iron Mountain, Inc.††	12,333,270
242,025	Outfront Media, Inc.††	5,106,728

		17,439,998

	Steel 3.4%
467,762	Steel Dynamics, Inc.††	10,529,323

	Systems Software 6.0%
290,874	Oracle Corp.††	11,899,655
129,935	VMware, Inc., Class A* ††	6,796,900

		18,696,555

	Technology Hardware, Storage & Peripherals 4.3%
120,227	Apple, Inc.††	13,103,541
12,181	EMC Corp.††	324,623

		13,428,164

	Total Common Stocks (cost $348,222,815)	287,807,595

Principal Amount		Value

	SHORT-TERM INVESTMENTS 11.6%

	Repurchase Agreement 11.6%
$35,918,095	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $35,155,000 of United States Treasury Notes 2.125% due 12/31/22; value: $35,902,300; United States Treasury Notes 2.750% due 11/15/23; value: $736,594; repurchase proceeds: $35,918,125 (cost $35,918,095)	$35,918,095

	Total Short-Term Investments (cost $35,918,095)	35,918,095

	Total Investments (cost $384,140,910) 104.2%	323,725,690

	Liabilities less Other Assets (4.2%)	(13,158,511)

	NET ASSETS 100.0%	$310,567,179

MARCH 31, 2016 (UNAUDITED)

Shares		Value

	SECURITIES SOLD SHORT 28.5%

	Data Processing & Outsourced Services 2.3%
143,748	Syntel, Inc.*	$7,177,338

	Department Stores 1.9%
535,291	JC Penney Co., Inc.*	5,920,318

	Diversified Support Services 1.4%
113,967	Healthcare Services Group, Inc.	4,195,125

	Food Distributors 2.5%
168,680	Sysco Corp.	7,882,416

	Food Retail 3.5%
170,380	Kroger Co. (The)	6,517,035
144,601	Sprouts Farmers Market, Inc.*	4,199,213

		10,716,248

	Health Care Equipment 3.5%
106,043	Inogen, Inc.*	4,769,814
223,594	Zeltiq Aesthetics, Inc.*	6,072,813

		10,842,627

	Health Care Technology 0.9%
117,219	Veeva Systems, Inc., Class A*	2,935,164

	Home Entertainment Software 1.3%
62,498	Electronic Arts, Inc.*	4,131,743

	Housewares & Specialties 1.4%
95,716	Newell Rubbermaid, Inc.	4,239,262

	Personal Products 2.8%
91,402	Estee Lauder Cos., Inc. (The), Class A	8,620,123

	Pharmaceuticals 1.2%
71,787	Prestige Brands Holdings, Inc.*	3,832,708

	Property & Casualty Insurance 2.4%
192,319	First American Financial Corp.	7,329,277

	Specialized REITs 1.5%
45,591	American Tower Corp.	4,667,151

	Specialty Stores 1.9%
30,802	Ulta Salon Cosmetics & Fragrance, Inc.*	5,967,579

	Total Securities Sold Short (proceeds $83,916,404)	88,457,079

*Non-income producing.

††All or a portion of this security has been designated as collateral for short sales (see Note 3).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2016, Wasatch Long/Short Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Switzerland	2.4
United States	97.6

TOTAL	100.0%

At March 31, 2016, Wasatch Long/Short Fund’s securities sold short were in the following country:

Country	%
United States	100.0

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.8%

	Air Freight & Logistics 1.2%
117,168	Echo Global Logistics, Inc.*	$3,182,283

	Apparel Retail 1.3%
167,365	Zumiez, Inc.*	3,333,911

	Apparel, Accessories & Luxury Goods 1.9%
272,212	Superior Uniform Group, Inc.	4,850,818

	Application Software 10.9%
177,764	Callidus Software, Inc.*	2,965,104
34,995	Ellie Mae, Inc.*	3,171,947
249,716	Exa Corp.*	3,233,822
109,386	Globant S.A.* (Argentina)	3,375,652
39,549	HubSpot, Inc.*	1,725,127
59,856	Interactive Intelligence Group, Inc.*	2,179,956
32,840	Tyler Technologies, Inc.*	4,223,552
28,838	Ultimate Software Group, Inc.*	5,580,153
149,131	Workiva, Inc.*	1,737,376

		28,192,689

	Asset Management & Custody Banks 1.1%
15,534	Diamond Hill Investment Group, Inc.	2,755,110

	Automotive Retail 1.2%
41,597	Monro Muffler Brake, Inc.	2,972,937

	Biotechnology 4.2%
278,787	Abcam plc (United Kingdom)	2,364,381
148,904	Argos Therapeutics, Inc.*	952,986
15,000	Argos Therapeutics, Inc. PIPE* *** †	80,640
176,227	ChemoCentryx, Inc.*	438,805
250,157	Cytokinetics, Inc.*	1,763,607
62,154	Esperion Therapeutics, Inc.*	1,051,024
221,991	Exact Sciences Corp.*	1,496,219
43,804	Flexion Therapeutics, Inc.*	402,997
129,918	Inovio Pharmaceuticals, Inc.*	1,131,586
210,359	Sangamo BioSciences, Inc.*	1,272,672

		10,954,917

	Building Products 1.3%
68,903	Trex Co., Inc.*	3,302,521

	Data Processing & Outsourced Services 1.2%
61,474	ExlService Holdings, Inc.*	3,184,353

	Department Stores 0.9%
317,634	V-Mart Retail Ltd. (India)	2,254,339

	Diversified Banks 1.1%
1,918,211	City Union Bank Ltd. (India)	2,745,991

	Diversified Capital Markets 0.7%
63,723	HFF, Inc., Class A	1,754,294

	Electronic Equipment & Instruments 1.3%
34,211	Mesa Laboratories, Inc.	3,296,230

	Electronic Manufacturing Services 2.6%
130,986	Fabrinet*	4,237,397
26,759	IPG Photonics Corp.*	2,571,005

		6,808,402

	Environmental & Facilities Services 0.9%
241,406	Heritage-Crystal Clean, Inc.*	2,399,576

	Food Distributors 1.7%
217,154	Chefs’ Warehouse, Inc. (The)*	4,406,055

Shares		Value

	General Merchandise Stores 0.3%
33,986	Ollie’s Bargain Outlet Holdings, Inc.*	$796,292

	Health Care Equipment 3.5%
24,555	Abaxis, Inc.	1,114,551
209,478	AtriCure, Inc.*	3,525,515
46,813	Entellus Medical, Inc.*	851,529
151,770	Novadaq Technologies, Inc.* (Canada)	1,683,129
71,920	Oxford Immunotec Global plc*	712,727
142,380	Tandem Diabetes Care, Inc.*	1,240,130

		9,127,581

	Health Care Facilities 2.2%
246,530	Ensign Group, Inc. (The)	5,581,439

	Health Care REITs 2.5%
510,134	CareTrust REIT, Inc.	6,478,702

	Health Care Services 1.8%
154,675	ExamWorks Group, Inc.*	4,572,193

	Homebuilding 4.1%
133,860	Installed Building Products, Inc.*	3,562,014
292,614	LGI Homes, Inc.*	7,084,185

		10,646,199

	Industrial Machinery 2.2%
101,470	Arcam AB* (Sweden)	2,194,494
46,181	Proto Labs, Inc.*	3,560,093

		5,754,587

	Internet Retail 2.4%
82,324	Duluth Holdings, Inc.*	1,604,495
258,154	MakeMyTrip Ltd.* (India)	4,670,006

		6,274,501

	Internet Software & Services 6.1%
55,331	Cornerstone OnDemand, Inc.*	1,813,197
138,187	Envestnet, Inc.*	3,758,686
173,301	Reis, Inc.	4,081,239
112,000	SMS Co. Ltd. (Japan)	2,141,059
55,267	SPS Commerce, Inc.*	2,373,165
66,755	Tucows, Inc., Class A*	1,498,650

		15,665,996

	Leisure Products 1.0%
189,774	MCBC Holdings, Inc.*	2,672,018

	Life Sciences Tools & Services 2.6%
122,614	Fluidigm Corp.*	989,495
76,996	ICON plc* (Ireland)	5,782,399

		6,771,894

	Managed Health Care 3.4%
194,139	HealthEquity, Inc.*	4,789,409
417,436	Trupanion, Inc.*	4,111,745

		8,901,154

	Oil & Gas Equipment & Services 0.8%
157,619	Pason Systems, Inc. (Canada)	2,001,396

	Packaged Foods & Meats 1.9%
344,649	Freshpet, Inc.*	2,526,277
1,500,000	Prabhat Dairy Ltd.* (India)	2,471,215

		4,997,492

	Pharmaceuticals 5.9%
14,323	Aerie Pharmaceuticals, Inc.*	174,168
96,749	Akorn, Inc.*	2,276,504
261,909	Auris Medical Holding AG* (Switzerland)	953,349
100,000	Caplin Point Laboratories Ltd. (India)	1,525,161
127,152	Cempra, Inc.*	2,227,703
111,933	Egalet Corp.*	767,860
44,566	Intra-Cellular Therapies, Inc.*	1,238,935

MARCH 31, 2016 (UNAUDITED)

Shares		Value

	Pharmaceuticals (continued)
599,945	Natco Pharma Ltd. (India)	$3,738,870
83,550	Phibro Animal Health Corp., Class A	2,259,192

		15,161,742

	Publishing 1.1%
231,412	Next Co. Ltd. (Japan)	2,840,206

	Regional Banks 5.3%
333,308	Avenue Financial Holdings, Inc.*	6,456,176
91,875	Cardinal Financial Corp.	1,869,656
125,319	Customers Bancorp, Inc.*	2,961,288
161,075	People’s Utah Bancorp	2,549,817

		13,836,937

	Restaurants 2.5%
265,949	Papa Murphy’s Holdings, Inc.*	3,178,090
83,103	Zoe’s Kitchen, Inc.*	3,240,186

		6,418,276

	Semiconductor Equipment 1.4%
277,617	PDF Solutions, Inc.*	3,714,515

	Semiconductors 1.7%
42,129	NVE Corp.	2,381,552
41,710	Power Integrations, Inc.	2,071,319

		4,452,871

	Specialty Stores 1.8%
205,890	DavidsTea, Inc.* (Canada)	2,493,328
60,752	Hibbett Sports, Inc.*	2,180,997

		4,674,325

	Systems Software 3.8%
70,258	FleetMatics Group plc*	2,860,203
186,814	Infoblox, Inc.*	3,194,520
283,766	TubeMogul, Inc.*	3,671,932

		9,726,655

	Technology Hardware, Storage & Peripherals 2.0%
208,287	Intevac, Inc.*	937,291
970,086	USA Technologies, Inc.*	4,229,575

		5,166,866

	Textiles 1.5%
2,654,330	Welspun India Ltd. (India)	3,968,118

	Thrifts & Mortgage Finance 2.5%
1,050,006	Gruh Finance Ltd. (India)	3,783,969
27,605	LendingTree, Inc.*	2,699,217

		6,483,186

	Total Common Stocks (cost $186,635,514)	253,079,567

	WARRANTS 0.0%

	Biotechnology 0.0%
11,250	Argos Therapeutics, Inc., expiring 3/14/2021* *** †	14,648

	Total Warrants (cost $1,407)	14,648

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.2%

	Repurchase Agreement 2.2%
$5,810,343	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $5,695,000 of United States Treasury Notes 2.125% due 12/31/22; value: $5,929,919; repurchase proceeds: $5,810,348 (cost $5,810,343)	$5,810,343

	Total Short-Term Investments (cost $5,810,343)	5,810,343

	Total Investments (cost $192,447,264) 100.0%	258,904,558

	Other Assets less Liabilities <0.1%	29,956

	NET ASSETS 100.0%	$258,934,514

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2016, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.3
Canada	2.4
India	9.9
Ireland	2.3
Japan	2.0
Sweden	0.9
Switzerland	0.4
United Kingdom	0.9
United States	79.9

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 85.8%

	Air Freight & Logistics 0.8%
400,000	Radiant Logistics, Inc.*	$1,428,000

	Airlines 1.1%
10,000	Allegiant Travel Co.	1,780,600

	Alternative Carriers 0.8%
140,000	ORBCOMM, Inc.*	1,418,200

	Apparel, Accessories & Luxury Goods 0.3%
32,000	Cherokee, Inc.*	569,280

	Application Software 3.0%
52,000	Ebix, Inc.	2,121,080
30,000	ESI Group* (France)	833,382
30,000	Globant S.A.* (Argentina)	925,800
105,000	Model N, Inc.*	1,130,850

		5,011,112

	Asset Management & Custody Banks 0.7%
353,012	River and Mercantile Group plc (United Kingdom)	1,240,684

	Auto Parts & Equipment 2.5%
44,000	Gentherm, Inc.*	1,829,960
95,000	Horizon Global Corp.*	1,195,100
97,000	Unique Fabricating, Inc.	1,197,950

		4,223,010

	Automotive Retail 0.9%
62,000	Mekonomen AB (Sweden)	1,535,703

	Biotechnology 0.7%
112,000	Abcam plc (United Kingdom)	949,868
45,000	Exact Sciences Corp.*	303,300

		1,253,168

	Brewers 1.1%
800,000	Turk Tuborg Bira ve Malt Sanayii A.S.* (Turkey)	1,907,934

	Building Products 2.5%
40,300	Caesarstone Sdot-Yam Ltd.* (Israel)	1,384,305
26,000	Patrick Industries, Inc.*	1,180,140
34,000	Trex Co., Inc.*	1,629,620

		4,194,065

	Commercial Printing 0.9%
195,000	InnerWorkings, Inc.*	1,550,250

	Commodity Chemicals 1.0%
200,000	Green Seal Holding Ltd. (Taiwan)	782,998
92,199	Trecora Resources*	886,954

		1,669,952

	Communications Equipment 1.4%
70,000	Applied Optoelectronics, Inc.*	1,043,700
170,000	ShoreTel, Inc.*	1,264,800

		2,308,500

	Construction & Engineering 1.1%
70,000	NV5 Global, Inc.*	1,878,100

	Construction Materials 0.6%
1,799,000	Dongpeng Holdings Co. Ltd. (China)	981,102

	Diversified Banks 0.8%
1,000,000	City Union Bank Ltd. (India)	1,431,538

	Diversified Support Services 0.9%
1,100,000	Johnson Service Group plc (United Kingdom)	1,438,888

Shares		Value

	Electronic Equipment & Instruments 1.0%
51,000	Optex Co. Ltd. (Japan)	$1,629,444
17,800	SuperCom Ltd.* (Israel)	70,844

		1,700,288

	Electronic Manufacturing Services 1.5%
78,000	Fabrinet*	2,523,300

	Environmental & Facilities Services 0.7%
379,672	Hudson Technologies, Inc.*	1,245,324

	Food Distributors 1.2%
96,000	Chefs’ Warehouse, Inc. (The)*	1,947,840

	Food Retail 0.7%
205,000	Majestic Wine plc* (United Kingdom)	1,246,486

	General Merchandise Stores 0.8%
21,000	Seria Co. Ltd. (Japan)	1,267,241

	Health Care Equipment 1.6%
65,000	AtriCure, Inc.*	1,093,950
340,000	Bovie Medical Corp.*	567,800
54,000	iRadimed Corp.*	1,034,640

		2,696,390

	Health Care Facilities 1.9%
69,000	Ensign Group, Inc. (The)	1,562,160
2,199,943	Religare Health Trust** (Singapore)	1,599,603

		3,161,763

	Health Care REITs 0.8%
110,000	CareTrust REIT, Inc.	1,397,000

	Health Care Services 4.7%
34,000	Air Methods Corp.*	1,231,480
900,000	GHP Specialty Care AB* (Sweden)	859,535
47,000	Landauer, Inc.	1,554,290
39,000	LHC Group, Inc.*	1,386,840
63,000	National Research Corp., Class A	979,650
238,000	Nobilis Health Corp.* (Canada)	742,560
350,000	Nobilis Health Corp. PIPE*	1,096,233

		7,850,588

	Health Care Supplies 1.0%
105,000	Cerus Corp.*	622,650
13,000	Guerbet (France)	1,000,514

		1,623,164

	Health Care Technology 1.4%
80,000	Nexus AG (Germany)	1,508,284
22,000	Software Service, Inc. (Japan)	836,829

		2,345,113

	Home Improvement Retail 0.7%
36,000	Hornbach Baumarkt AG (Germany)	1,159,903

	Homebuilding 2.1%
47,000	Installed Building Products, Inc.*	1,250,670
92,000	LGI Homes, Inc.*	2,227,320

		3,477,990

	Homefurnishing Retail 1.4%
62,000	Kirkland’s, Inc.	1,085,620
63,000	Select Comfort Corp.*	1,221,570

		2,307,190

	Hotel & Resort REITs 0.6%
90,000	Summit Hotel Properties, Inc.	1,077,300

MARCH 31, 2016 (UNAUDITED)

Shares		Value

	Human Resource & Employment Services 0.9%
80,000	Kforce, Inc.	$1,566,400

	Industrial Machinery 1.8%
120,000	CKD Corp. (Japan)	990,757
21,000	Hy-Lok Corp. (Korea)	504,066
28,000	John Bean Technologies Corp.	1,579,480

		3,074,303

	Internet Retail 0.6%
61,993	Oisix, Inc.* (Japan)	1,013,750

	Internet Software & Services 2.5%
150,000	inContact, Inc.*	1,333,500
135,000	IntraLinks Holdings, Inc.*	1,063,800
80,000	Tucows, Inc., Class A*	1,796,000

		4,193,300

	IT Consulting & Other Services 1.9%
17,000	EPAM Systems, Inc.*	1,269,390
86,000	Perficient, Inc.*	1,867,920

		3,137,310

	Leisure Products 2.5%
30,700	Escalade, Inc.	361,339
89,400	MCBC Holdings, Inc.*	1,258,752
68,000	Nautilus, Inc.*	1,313,760
480,000	Photo-Me International plc (United Kingdom)	1,226,433

		4,160,284

	Life Sciences Tools & Services 0.7%
29,000	INC Research Holdings, Inc., Class A*	1,195,090

	Metal & Glass Containers 0.6%
19,000	PSB Industries S.A. (France)	1,027,496

	Mortgage REITs 1.5%
260,000	Arbor Realty Trust, Inc.	1,760,200
51,000	Colony Capital, Inc., Class A	855,270

		2,615,470

	Oil & Gas Exploration & Production 0.4%
130,236	Evolution Petroleum Corp.	632,947

	Packaged Foods & Meats 3.6%
165,000	Freshpet, Inc.*	1,209,450
28,000	John B. Sanfilippo & Son, Inc.	1,934,520
2,000,000	Kawan Food BHD (Malaysia)	1,778,803
700,000	Prabhat Dairy Ltd.* (India)	1,153,234

		6,076,007

	Pharmaceuticals 0.9%
900,000	Marksans Pharma Ltd. (India)	627,883
140,000	Moberg Pharma AB* (Sweden)	905,747

		1,533,630

	Property & Casualty Insurance 2.8%
140,000	1347 Property Insurance Holdings, Inc.*	831,600
115,000	Atlas Financial Holdings, Inc.*	2,086,100
210,000	Kingstone Cos., Inc.	1,734,600

		4,652,300

	Regional Banks 6.9%
61,000	Bankwell Financial Group, Inc.	1,193,770
135,000	Blue Hills Bancorp, Inc.	1,845,450
82,000	Customers Bancorp, Inc.*	1,937,660
58,000	Equity Bancshares, Inc., Class A*	1,218,000
51,000	First of Long Island Corp. (The)	1,453,500
106,000	Investar Holding Corp.	1,555,020
74,000	People’s Utah Bancorp	1,171,420
93,010	Veritex Holdings, Inc.*	1,351,435

		11,726,255

Shares		Value

	Research & Consulting Services 0.5%
52,000	Franklin Covey Co.*	$914,680

	Residential REITs 0.7%
105,000	Bluerock Residential Growth REIT, Inc.	1,142,400

	Restaurants 2.5%
400,000	Collins Foods Ltd. (Australia)	1,290,533
85,000	Krispy Kreme Doughnuts, Inc.*	1,325,150
25,000	Red Robin Gourmet Burgers, Inc.*	1,611,750

		4,227,433

	Semiconductor Equipment 0.4%
49,000	PDF Solutions, Inc.*	655,620

	Semiconductors 2.1%
500,000	GigOptix, Inc.*	1,350,000
130,000	Sigma Designs, Inc.*	884,000
112,000	Tower Semiconductor Ltd.* (Israel)	1,357,440

		3,591,440

	Soft Drinks 0.7%
14,000,000	Pepsi-Cola Products Philippines, Inc. (Philippines)	1,182,756

	Specialty Chemicals 1.6%
140,000	Ferro Corp.*	1,661,800
150,000	Flotek Industries, Inc.*	1,099,500

		2,761,300

	Systems Software 0.5%
40,000	AVG Technologies N.V.*	830,000

	Technology Hardware, Storage & Peripherals 0.8%
300,000	USA Technologies, Inc.*	1,308,000

	Textiles 0.7%
2,200,000	Best Pacific International Holdings Ltd. (China)	1,213,973

	Thrifts & Mortgage Finance 3.8%
36,000	Anchor BanCorp Wisconsin, Inc.*	1,622,160
122,000	Beneficial Bancorp, Inc.*	1,670,180
82,000	BofI Holding, Inc.*	1,749,880
250,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	1,329,642

		6,371,862

	Trucking 0.7%
90,000	Roadrunner Transportation Systems, Inc.*	1,121,400

	Total Common Stocks (cost $116,219,532)	144,772,372

	CONVERTIBLE PREFERRED STOCKS 0.9%

	Oil & Gas Refining & Marketing 0.9%
515,622	Vertex Energy, Inc., Series B Pfd. *** †	1,450,187

	Total Convertible Preferred Stocks (cost $1,503,428)	1,450,187

	PREFERRED STOCKS 1.1%

	Pharmaceuticals 1.1%
105,263	Acetylon Pharmaceuticals, Inc., Series B Pfd.* *** †	1,801,050

	Total Preferred Stocks (cost $500,000)	1,801,050

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)	MARCH 31, 2016 (UNAUDITED)

Shares		Value

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/20* *** †	$47,500

	Total Warrants (cost $95,000)	47,500

	RIGHTS 0.0%

	Health Care Supplies 0.0%
375,000	Synergetics USA, Inc.* *** †	37,500

	Total Rights (cost $71,250)	37,500

Principal Amount		Value

	SHORT-TERM INVESTMENTS 12.0%

	Repurchase Agreement 12.0%
$20,320,067	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $19,910,000 of United States Treasury Notes 2.125% due 12/31/22; value: $20,731,288; repurchase proceeds: $20,320,084†† (cost $20,320,067)	$20,320,067

	Total Short-Term Investments (cost $20,320,067)	20,320,067

	Total Investments (cost $138,709,277) 99.8%	168,428,676

	Other Assets less Liabilities 0.2%	379,940

	NET ASSETS 100.0%	$168,808,616

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for an unfunded loan commitment (see Note 3).

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2016, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.6
Australia	0.9
Canada	0.5
China	1.5
France	1.9
Germany	1.8
India	2.2
Israel	1.9
Japan	3.9
Korea	0.3
Malaysia	1.2
Philippines	0.8
Singapore	1.1
Sweden	2.2
Taiwan	0.5
Turkey	1.3
United Kingdom	5.0
United States	72.4

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX) — Schedule of Investments	MARCH 31, 2016 (UNAUDITED)

Shares		Value

	COMMON STOCKS 97.6%

	Aerospace & Defense 1.4%
573,253	HEICO Corp., Class A	$27,286,843

	Air Freight & Logistics 3.9%
36,319,023	Aramex PJSC (United Arab Emirates)	33,519,776
1,455,209	Echo Global Logistics, Inc.*	39,523,476

		73,043,252

	Airlines 4.0%
159,384	Allegiant Travel Co.	28,379,915
986,159	Spirit Airlines, Inc.*	47,315,909

		75,695,824

	Apparel Retail 1.3%
1,265,079	Zumiez, Inc.*	25,200,374

	Application Software 9.8%
1,262,506	Callidus Software, Inc.*	21,058,600
373,300	Globant S.A.* (Argentina)	11,520,038
501,314	HubSpot, Inc.*	21,867,317
530,716	Paylocity Holding Corp.*	17,375,642
438,803	Ultimate Software Group, Inc.*	84,908,380
1,283,797	Zendesk, Inc.*	26,869,871

		183,599,848

	Automotive Retail 4.0%
521,556	Monro Muffler Brake, Inc.	37,275,607
139,313	O’Reilly Automotive, Inc.*	38,124,396

		75,400,003

	Biotechnology 5.6%
2,124,073	Abcam plc (United Kingdom)	18,014,177
1,162,454	Argos Therapeutics, Inc.*	7,439,706
52,450	Argos Therapeutics, Inc. PIPE* *** †	281,971
1,357,191	ChemoCentryx, Inc.*	3,379,406
360,606	Esperion Therapeutics, Inc.*	6,097,847
1,366,710	Exact Sciences Corp.*	9,211,625
413,857	Flexion Therapeutics, Inc.*	3,807,484
987,182	Inovio Pharmaceuticals, Inc.*	8,598,355
2,064,571	Sangamo BioSciences, Inc.*	12,490,655
996,987	Seattle Genetics, Inc.*	34,984,274

		104,305,500

	Consumer Finance 0.7%
3,305,639	Mahindra & Mahindra Financial Services Ltd. (India)	12,629,041

	Data Processing & Outsourced Services 0.8%
280,078	ExlService Holdings, Inc.*	14,508,040

	Diversified Banks 2.9%
565,550	HDFC Bank Ltd. ADR (India)	34,854,846
1,566,515	Yes Bank Ltd. (India)	20,509,170

		55,364,016

	Diversified Capital Markets 0.6%
437,341	HFF, Inc., Class A	12,039,998

	Diversified Support Services 2.2%
1,020,424	Copart, Inc.*	41,602,686

	Drug Retail 1.1%
119,229	Cosmos Pharmaceutical Corp. (Japan)	19,825,583

	Electronic Manufacturing Services 0.8%
157,272	IPG Photonics Corp.*	15,110,694

	Food Distributors 2.0%
1,897,093	Chefs’ Warehouse, Inc. (The)* ‡‡	38,492,017

	General Merchandise Stores 0.3%
205,326	Ollie’s Bargain Outlet Holdings, Inc.*	4,810,788

Shares		Value

	Health Care Equipment 0.6%
116,566	Abaxis, Inc.	$5,290,931
593,260	Tandem Diabetes Care, Inc.*	5,167,294

		10,458,225

	Health Care Facilities 1.7%
1,412,841	Ensign Group, Inc. (The)	31,986,720

	Health Care Services 2.4%
1,517,267	ExamWorks Group, Inc.*	44,850,413

	Homefurnishing Retail 1.7%
751,690	Mattress Firm Holding Corp.*	31,864,139

	Industrial Machinery 1.3%
307,809	Proto Labs, Inc.*	23,728,996

	Internet Retail 4.2%
828,553	Blue Nile, Inc.‡‡	21,302,098
1,751,690	MakeMyTrip Ltd.* (India)	31,688,072
297,008	Wayfair, Inc., Class A*	12,836,686
96,295	zooplus AG* (Germany)	13,210,634

		79,037,490

	Internet Software & Services 5.7%
2,109,982	Cornerstone OnDemand, Inc.*	69,144,110
711,160	Envestnet, Inc.*	19,343,552
179,336	Shutterstock, Inc.*	6,587,011
296,139	SPS Commerce, Inc.*	12,716,209

		107,790,882

	IT Consulting & Other Services 1.3%
429,533	Luxoft Holding, Inc.*	23,637,201

	Life Sciences Tools & Services 4.5%
2,003,520	Divi’s Laboratories Ltd. (India)	29,921,572
1,343,478	Fluidigm Corp.*	10,841,867
576,523	ICON plc* (Ireland)	43,296,877

		84,060,316

	Managed Health Care 1.3%
648,974	HealthEquity, Inc.*	16,010,189
804,065	Trupanion, Inc.*	7,920,040

		23,930,229

	Oil & Gas Drilling 0.1%
343,142	Seadrill Ltd.*	1,132,369

	Oil & Gas Equipment & Services 0.9%
110,894	Archrock, Inc.	887,152
88,407	Dril-Quip, Inc.*	5,353,928
55,447	Exterran Corp.*	857,211
88,632	Frank’s International N.V.	1,460,655
78,835	Oceaneering International, Inc.	2,620,475
414,825	RPC, Inc.	5,882,219

		17,061,640

	Oil & Gas Exploration & Production 0.3%
456,863	EP Energy Corp., Class A*	2,065,021
437,069	WPX Energy, Inc.*	3,055,112

		5,120,133

	Oil & Gas Refining & Marketing 0.2%
38,475	CVR Energy, Inc.††	1,004,197
77,771	Delek US Holdings, Inc.	1,185,230
50,917	Western Refining, Inc.	1,481,176

		3,670,603

	Packaged Foods & Meats 1.4%
286,067	GlaxoSmithKline Consumer Healthcare Ltd. (India)	26,000,789

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX) — Schedule of Investments (continued)

Shares		Value

	Personal Products 0.6%
945,654	Colgate-Palmolive India Ltd. (India)	$11,781,673

	Pharmaceuticals 1.8%
1,363,036	Auris Medical Holding AG* (Switzerland)	4,961,451
1,038,812	Cempra, Inc.*	18,199,986
374,723	Intra-Cellular Therapies, Inc.*	10,417,300

		33,578,737

	Regional Banks 6.0%
515,466	Bank of Hawaii Corp.	35,196,019
585,554	Eagle Bancorp, Inc.*	28,106,592
758,469	Glacier Bancorp, Inc.	19,280,282
811,000	Metro Bank plc* (United Kingdom)	21,916,524
205,315	Texas Capital Bancshares, Inc.*	7,879,990

		112,379,407

	Research & Consulting Services 0.6%
412,649	Stantec, Inc. (Canada)	10,464,779

	Restaurants 4.9%
495,425	Chuy’s Holdings, Inc.*	15,392,855
622,375	Fiesta Restaurant Group, Inc.*	20,401,452
1,248,612	Jubilant Foodworks Ltd. (India)	24,021,015
1,042,768	Papa Murphy’s Holdings, Inc.* ‡‡	12,461,078
493,833	Zoe’s Kitchen, Inc.*	19,254,549

		91,530,949

	Semiconductors 4.0%
518,312	Cavium, Inc.*	31,699,962
438,732	Monolithic Power Systems, Inc.	27,920,905
300,937	Power Integrations, Inc.	14,944,531

		74,565,398

	Specialty Stores 1.3%
589,392	Five Below, Inc.*	24,365,465

	Systems Software 4.6%
142,828	CyberArk Software Ltd.* (Israel)	6,088,758
754,194	FleetMatics Group plc*	30,703,238
860,002	Fortinet, Inc.*	26,341,861
872,611	Infoblox, Inc.*	14,921,648
711,894	TubeMogul, Inc.*	9,211,908

		87,267,413

	Trading Companies & Distributors 0.9%
214,753	MSC Industrial Direct Co., Inc., Class A	16,387,801

	Trucking 3.9%
2,824,230	Knight Transportation, Inc.	73,853,615

	Total Common Stocks (cost $1,413,924,935)	1,829,419,889

Shares		Value

	PREFERRED STOCKS 2.0%

	Biotechnology 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	$103,051
161,519	Nanosys, Inc., Series E Pfd.* *** †	98,704

		201,755

	Oil & Gas Equipment & Services 0.6%
5,818,582	Drilling Info Holdings, Inc., Series B Pfd.* *** †	10,998,865

	Systems Software 1.4%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	6,353,277
33,296	DocuSign, Inc., Series B Pfd.* *** †	555,710
9,974	DocuSign, Inc., Series B-1 Pfd.* *** †	166,466
23,905	DocuSign, Inc., Series D Pfd.* *** †	398,974
618,152	DocuSign, Inc., Series E Pfd.* *** †	10,316,957
157,124	DocuSign, Inc., Series F Pfd.* *** †	2,622,400
505,604	ForeScout Technologies, Inc., Series G, Pfd.* *** †	6,000,003

		26,413,787

	Total Preferred Stocks (cost $43,534,917)	37,614,407

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.* *** †	2,951,119
	Greenspring Global Partners III-B, L.P.* *** †	1,422,675

		4,373,794

	Total Limited Partnership Interest (cost $4,406,451)	4,373,794

	WARRANTS 0.0%

	Biotechnology 0.0%
39,337	Argos Therapeutics, Inc., expiring 3/14/2021* *** †	51,217

	Total Warrants (cost $4,917)	51,217

MARCH 31, 2016 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$15,178,495	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $14,870,000 of United States Treasury Notes 2.125% due 12/31/22; value: $15,483,388; repurchase proceeds: $15,178,508†† (cost $15,178,495)	$15,178,495

	Total Short-Term Investments (cost $15,178,495)	15,178,495

	Total Investments (cost $1,477,049,715) 100.6%	1,886,637,802

	Liabilities less Other Assets (0.6%)	(11,106,006)

	NET ASSETS 100.0%	$1,875,531,796

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

‡‡Affiliated company (see Note 8).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At March 31, 2016, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.6
Canada	0.6
Germany	0.7
India	10.2
Ireland	2.3
Israel	0.3
Japan	1.1
Switzerland	0.3
United Arab Emirates	1.8
United Kingdom	2.1
United States	80.0

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.8%

	Aerospace & Defense 2.6%
150,227	HEICO Corp., Class A	$7,150,805

	Airlines 5.7%
38,734	Allegiant Travel Co.	6,896,976
182,687	Spirit Airlines, Inc.*	8,765,322

		15,662,298

	Application Software 5.0%
203,218	Ebix, Inc.	8,289,262
91,270	Globant S.A.* (Argentina)	2,816,592
74,131	Interactive Intelligence Group, Inc.*	2,699,851

		13,805,705

	Asset Management & Custody Banks 3.7%
186,030	Ares Capital Corp.	2,760,685
113,912	Artisan Partners Asset Management, Inc.	3,513,046
225,878	Solar Capital Ltd.	3,903,172

		10,176,903

	Auto Parts & Equipment 1.9%
95,209	Dorman Products, Inc.*	5,181,274

	Biotechnology 0.8%
333,394	Exact Sciences Corp.*	2,247,076

	Building Products 1.2%
98,614	Caesarstone Sdot-Yam Ltd.* (Israel)	3,387,391

	Consumer Finance 3.9%
30,023	Credit Acceptance Corp.*	5,450,676
84,136	PRA Group, Inc.*	2,472,757
122,543	Shriram City Union Finance Ltd. (India)	2,784,963

		10,708,396

	Diversified Banks 2.5%
2,552,010	City Union Bank Ltd. (India)	3,653,298
256,222	Yes Bank Ltd. (India)	3,354,517

		7,007,815

	Diversified Support Services 1.8%
119,329	Copart, Inc.*	4,865,043

	Electronic Manufacturing Services 4.8%
409,932	Fabrinet*	13,261,300

	Footwear 1.9%
169,852	Skechers U.S.A., Inc., Class A*	5,171,993

	Health Care Facilities 3.2%
391,630	Ensign Group, Inc. (The)	8,866,503

	Health Care REITs 4.4%
582,553	CareTrust REIT, Inc.	7,398,423
238,550	Sabra Health Care REIT, Inc.	4,792,470

		12,190,893

	Health Care Services 4.2%
74,906	Air Methods Corp.*	2,713,096
105,987	Landauer, Inc.	3,504,990
149,429	LHC Group, Inc.*	5,313,695

		11,531,781

	Homebuilding 2.8%
316,146	LGI Homes, Inc.*	7,653,895

	Homefurnishing Retail 1.0%
145,334	Select Comfort Corp.*	2,818,026

	Hotel & Resort REITs 1.8%
414,068	Summit Hotel Properties, Inc.	4,956,394

Shares		Value

	Internet Software & Services 1.8%
54,630	Cimpress N.V.*	$4,954,395

	IT Consulting & Other Services 2.1%
36,987	EPAM Systems, Inc.*	2,761,819
53,278	Luxoft Holding, Inc.*	2,931,889

		5,693,708

	Life Sciences Tools & Services 1.0%
38,026	ICON plc* (Ireland)	2,855,753

	Mortgage REITs 5.9%
949,169	Arbor Realty Trust, Inc.	6,425,874
239,630	Colony Capital, Inc., Class A	4,018,595
858,899	MFA Financial, Inc.	5,883,458

		16,327,927

	Oil & Gas Equipment & Services 0.4%
82,203	Geospace Technologies Corp.*	1,014,385

	Oil & Gas Exploration & Production 1.1%
1,283,739	Gran Tierra Energy, Inc.* (Colombia)	3,170,835

	Oil & Gas Refining & Marketing 1.1%
63,466	World Fuel Services Corp.	3,083,178

	Personal Products 1.5%
112,025	Nu Skin Enterprises, Inc., Class A	4,284,956

	Pharmaceuticals 2.4%
136,523	Cempra, Inc.*	2,391,883
280,914	Egalet Corp.*	1,927,070
3,266,806	Marksans Pharma Ltd. (India)	2,279,081

		6,598,034

	Property & Casualty Insurance 1.1%
165,477	Atlas Financial Holdings, Inc.*	3,001,753

	Regional Banks 10.5%
244,644	Avenue Financial Holdings, Inc.*	4,738,754
67,494	Cardinal Financial Corp.	1,373,503
272,160	Customers Bancorp, Inc.*	6,431,141
161,678	People’s Utah Bancorp	2,559,363
112,729	Pinnacle Financial Partners, Inc.	5,530,485
60,664	Prosperity Bancshares, Inc.	2,814,203
154,706	Webster Financial Corp.	5,553,945

		29,001,394

	Research & Consulting Services 1.2%
192,218	Franklin Covey Co.*	3,381,115

	Restaurants 1.0%
226,712	Papa Murphy’s Holdings, Inc.*	2,709,208

	Semiconductor Equipment 1.2%
241,041	PDF Solutions, Inc.*	3,225,129

	Semiconductors 1.7%
238,084	Diodes, Inc.*	4,785,488

	Specialty Stores 1.0%
75,927	Outerwall, Inc.	2,808,540

	Systems Software 1.3%
171,597	AVG Technologies N.V.*	3,560,638

	Technology Distributors 0.6%
172,586	Electro Rent Corp.	1,598,146

	Trucking 3.7%
133,864	Knight Transportation, Inc.	3,500,544
39,252	Old Dominion Freight Line, Inc.*	2,732,724
222,440	Swift Transportation Co.*	4,144,057

		10,377,325

	Total Common Stocks (cost $213,303,172)	259,075,398

MARCH 31, 2016 (UNAUDITED)

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.9%

	Oil & Gas Storage & Transportation 0.9%
81,633	Delek Logistics Partners L.P.	$2,563,276

	Total Limited Partnership Interest (cost $3,449,494)	2,563,276

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.7%

	Repurchase Agreement 5.7%
$15,616,570	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $15,300,000 of United States Treasury Notes 2.125% due 12/31/22; value: $15,931,125; repurchase proceeds: $15,616,583 (cost $15,616,570)	$15,616,570

	Total Short-Term Investments (cost $15,616,570)	15,616,570

	Total Investments (cost $232,369,236) 100.4%	277,255,244

	Liabilities less Other Assets (0.4%)	(1,122,079)

	NET ASSETS 100.0%	$276,133,165

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2016, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.1
Colombia	1.2
India	4.6
Ireland	1.1
Israel	1.3
United States	90.7

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 72.5%

	Asset Management & Custody Banks 10.5%
102,972	Alcentra Capital Corp.	$1,197,564
74,901	American Capital Senior Floating Ltd.	751,257
12,400	Ameriprise Financial, Inc.	1,165,724
6,500	BlackRock Capital Investment Corp.	61,165
66,975	FS Investment Corp.	614,161
5,000	Hercules Capital, Inc.	60,050
159,900	Medallion Financial Corp.	1,475,877
85,479	NorthStar Asset Management Group, Inc.	970,187
35,055	PennantPark Investment Corp.	212,433

		6,508,418

	Automotive Retail 2.3%
38,000	Penske Automotive Group, Inc.	1,440,200

	Broadcasting 4.9%
55,900	CBS Corp., Class B	3,079,531

	Cable & Satellite 6.2%
63,000	Comcast Corp., Class A	3,848,040

	Consumer Finance 3.9%
16,000	Capital One Financial Corp.	1,108,960
26,000	Discover Financial Services	1,323,920

		2,432,880

	Data Processing & Outsourced Services 7.5%
24,650	MasterCard, Inc., Class A	2,329,425
30,440	Visa, Inc., Class A	2,328,051

		4,657,476

	Diversified REITs 3.3%
52,793	Gramercy Property Trust	446,101
84,700	NorthStar Realty Finance Corp.	1,111,264
355,714	Star Asia Financial Ltd.* *** †	497,999

		2,055,364

	Drug Retail 0.2%
1,000	CVS Health Corp.	103,730

	Fertilizers & Agricultural Chemicals 1.9%
13,200	Monsanto Co.	1,158,168

	Health Care Distributors 0.6%
2,600	McKesson Corp.	408,850

	Integrated Oil & Gas 3.5%
78,273	Suncor Energy, Inc. (Canada)	2,178,717

	Integrated Telecommunication Services 1.7%
19,400	Verizon Communications, Inc.	1,049,152

	Mortgage REITs 15.4%
39,400	American Capital Mortgage Investment Corp.	578,392
45,000	Arbor Realty Trust, Inc.	304,650
13,000	Blackstone Mortgage Trust, Inc., Class A	349,180
66,191	Colony Capital, Inc., Class A	1,110,023
177,200	Great Ajax Corp.	1,982,868
187,100	MFA Financial, Inc.	1,281,635
112,500	New Residential Investment Corp.	1,308,375
84,300	PennyMac Mortgage Investment Trust	1,149,852
61,700	Starwood Property Trust, Inc.	1,167,981
21,981	ZAIS Financial Corp.	327,957

		9,560,913

	Personal Products 4.2%
27,374	Herbalife Ltd.*	1,685,143
24,300	Nu Skin Enterprises, Inc., Class A	929,475

		2,614,618

Shares		Value

	Railroads 3.1%
30,800	Canadian National Railway Co. (Canada)	$1,923,682

	Technology Hardware, Storage & Peripherals 1.5%
8,725	Apple, Inc.	950,938

	Trading Companies & Distributors 1.8%
4,830	W.W. Grainger, Inc.	1,127,467

	Total Common Stocks (cost $41,651,525)	45,098,144

	EXCHANGE-TRADED FUNDS 0.7%

	Asset Management & Custody Banks 0.7%
6,900	PowerShares Dynamic Pharmaceuticals Portfolio	414,552

	Total Exchange-Traded Funds (cost $198,779)	414,552

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 1.9%

	Asset Management & Custody Banks 1.8%
63,779	Ellington Financial, LLC	1,111,030

	Trading Companies & Distributors 0.1%
6,000	Fortress Transportation & Infrastructure Investors, LLC	59,700

	Total Limited Liability Company Membership Interest (cost $1,205,175)	1,170,730

	LIMITED PARTNERSHIP INTEREST 9.8%

	Asset Management & Custody Banks 5.9%
64,100	Blackstone Group L.P.	1,798,005
126,100	KKR & Co. L.P.	1,852,409

		3,650,414

	Oil & Gas Storage & Transportation 3.9%
35,282	Magellan Midstream Partners L.P.	2,427,402

	Total Limited Partnership Interest (cost $7,159,088)	6,077,816

Principal Amount		Value
	CORPORATE BONDS 0.0%

	Gold 0.0%
$205,804	Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D* *** † §§ (Canada)	$380

	Total Corporate Bonds (cost $151,993)	380

MARCH 31, 2016 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 11.5%

	Repurchase Agreement 11.5%
$ 7,155,317	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $6,690,000 of United States Treasury Notes 2.750% due 11/15/23; value: $7,300,463; repurchase proceeds: $7,155,323 (cost $7,155,317)	$7,155,317

	Total Short-Term Investments (cost $7,155,317)	7,155,317

	Total Investments (cost $57,521,877) 96.4%	59,916,939

	Other Assets less Liabilities 3.6%	2,269,129

	NET ASSETS 100.0%	$62,186,068

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§§In default.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2016, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	7.8
United States	92.2

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.9%

	Air Freight & Logistics 1.6%
54,379	Echo Global Logistics, Inc.*	$1,476,934

	Application Software 12.3%
112,329	Exa Corp.*	1,454,661
39,374	Globant S.A.* (Argentina)	1,215,082
36,065	HubSpot, Inc.*	1,573,155
42,403	Interactive Intelligence Group, Inc.*	1,544,317
55,860	Paylocity Holding Corp.*	1,828,856
12,335	Ultimate Software Group, Inc.*	2,386,822
65,346	Zendesk, Inc.*	1,367,692

		11,370,585

	Biotechnology 10.0%
136,010	Argos Therapeutics, Inc.*	870,464
7,300	Argos Therapeutics, Inc. PIPE* *** †	39,245
27,107	Bellicum Pharmaceuticals, Inc.*	253,451
153,840	ChemoCentryx, Inc.*	383,062
168,628	Cytokinetics, Inc.*	1,188,827
38,630	Esperion Therapeutics, Inc.*	653,233
120,465	Exact Sciences Corp.*	811,934
27,328	Flexion Therapeutics, Inc.*	251,418
99,737	Inovio Pharmaceuticals, Inc.*	868,709
193,443	MEI Pharma, Inc.*	243,738
31,845	Pfenex, Inc.*	313,036
267,777	Sangamo BioSciences, Inc.*	1,620,051
50,237	Seattle Genetics, Inc.*	1,762,816

		9,259,984

	Building Products 1.3%
24,818	Trex Co., Inc.*	1,189,527

	Communications Equipment 0.0%
3,515	Xtera Communications, Inc.* *** †	9,440

	Department Stores 0.7%
85,841	V-Mart Retail Ltd. (India)	609,238

	Diversified Banks 3.0%
875,301	City Union Bank Ltd. (India)	1,253,026
118,351	Yes Bank Ltd. (India)	1,549,478

		2,802,504

	Electronic Manufacturing Services 1.7%
16,006	IPG Photonics Corp.*	1,537,857

	Environmental & Facilities Services 1.0%
13,724	Waste Connections, Inc.	886,433

	Food Distributors 0.9%
41,702	Chefs’ Warehouse, Inc. (The)*	846,134

	Footwear 1.3%
40,370	Skechers U.S.A., Inc., Class A*	1,229,267

	General Merchandise Stores 0.8%
33,141	Ollie’s Bargain Outlet Holdings, Inc.*	776,494

	Health Care Equipment 5.8%
103,505	AtriCure, Inc.*	1,741,989
70,051	Entellus Medical, Inc.*	1,274,228
65,443	Novadaq Technologies, Inc.* (Canada)	725,763
83,583	Oxford Immunotec Global plc*	828,308
87,819	Tandem Diabetes Care, Inc.*	764,903

		5,335,191

	Health Care Services 0.6%
39,000	Dr. Lal PathLabs Ltd.* (India)	543,017

Shares		Value

	Health Care Technology 0.7%
17,234	Medidata Solutions, Inc.*	$667,128

	Homebuilding 2.7%
36,498	Installed Building Products, Inc.*	971,212
63,631	LGI Homes, Inc.*	1,540,506

		2,511,718

	Industrial Machinery 3.6%
19,799	Arcam AB* (Sweden)	428,193
37,056	Proto Labs, Inc.*	2,856,647

		3,284,840

	Internet Retail 2.5%
88,478	MakeMyTrip Ltd.* (India)	1,600,567
15,513	Wayfair, Inc., Class A*	670,472

		2,271,039

	Internet Software & Services 6.3%
59,265	Cornerstone OnDemand, Inc.*	1,942,114
29,152	Demandware, Inc.*	1,139,843
45,429	Reis, Inc.	1,069,853
18,592	Shutterstock, Inc.*	682,884
24,019	SPS Commerce, Inc.*	1,031,376

		5,866,070

	IT Consulting & Other Services 1.3%
11,193	Cognizant Technology Solutions Corp., Class A*	701,801
9,368	Luxoft Holding, Inc.*	515,521

		1,217,322

	Life Sciences Tools & Services 0.4%
45,313	Fluidigm Corp.*	365,676

	Managed Health Care 2.0%
48,575	HealthEquity, Inc.*	1,198,345
69,467	Trupanion, Inc.*	684,250

		1,882,595

	Oil & Gas Equipment & Services 0.3%
2,358	Core Laboratories N.V.	265,063

	Oil & Gas Exploration & Production 0.2%
18,589	EP Energy Corp., Class A*	84,023
20,479	WPX Energy, Inc.*	143,148

		227,171

	Oil & Gas Refining & Marketing 0.2%
144,050	Amyris, Inc.*	159,896

	Packaged Foods & Meats 2.5%
201,767	Freshpet, Inc.*	1,478,952
4,809	GlaxoSmithKline Consumer Healthcare Ltd. (India)	437,093
228,398	Prabhat Dairy Ltd.* (India)	376,280

		2,292,325

	Pharmaceuticals 3.0%
163,506	Auris Medical Holding AG* (Switzerland)	595,162
48,455	Cempra, Inc.*	848,931
103,585	Egalet Corp.*	710,593
20,966	Intra-Cellular Therapies, Inc.*	582,855

		2,737,541

	Regional Banks 3.3%
35,222	Avenue Financial Holdings, Inc.*	682,250
16,160	Bank of the Ozarks, Inc.	678,235
44,397	Customers Bancorp, Inc.*	1,049,101
23,000	Metro Bank plc* (United Kingdom)	621,554

		3,031,140

MARCH 31, 2016 (UNAUDITED)

Shares		Value

	Restaurants 1.9%
22,684	Chuy’s Holdings, Inc.*	$704,792
23,094	Jubilant Foodworks Ltd. (India)	444,286
16,443	Zoe’s Kitchen, Inc.*	641,113

		1,790,191

	Semiconductor Equipment 2.6%
181,278	PDF Solutions, Inc.*	2,425,500

	Semiconductors 4.9%
21,858	Cavium, Inc.*	1,336,835
19,991	Monolithic Power Systems, Inc.	1,272,227
14,275	NVE Corp.	806,966
22,329	Power Integrations, Inc.	1,108,858

		4,524,886

	Specialized Consumer Services 0.7%
51,363	LifeLock, Inc.*	619,951

	Specialty Chemicals 1.7%
20,027	Balchem Corp.	1,242,075
409,588	EcoSynthetix, Inc.* (Canada)	378,241

		1,620,316

	Specialty Stores 2.0%
70,013	DavidsTea, Inc.* (Canada)	847,857
24,494	Five Below, Inc.*	1,012,582

		1,860,439

	Systems Software 7.6%
53,561	FleetMatics Group plc*	2,180,468
82,526	Infoblox, Inc.*	1,411,195
13,269	NetSuite, Inc.* ††	908,794
32,438	Qualys, Inc.*	821,006
99,458	TubeMogul, Inc.*	1,286,986
24,505	VASCO Data Security International, Inc.*	377,377

		6,985,826

	Technology Hardware, Storage & Peripherals 0.4%
83,412	Intevac, Inc.*	375,354

	Trucking 1.1%
37,241	Knight Transportation, Inc.	973,852

	Total Common Stocks (cost $74,580,468)	85,828,444

	PREFERRED STOCKS 1.4%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	25,763
40,380	Nanosys, Inc., Series E Pfd.* *** †	24,676

		50,439

	Health Care Technology 0.4%
253,064	Data Sciences International, Inc., Series B Pfd.* *** †	369,473

	Oil & Gas Equipment & Services 0.9%
435,920	Drilling Info Holdings, Inc., Series B Pfd.* *** †	824,020

	Total Preferred Stocks (cost $2,171,238)	1,243,932

Shares		Value

	LIMITED PARTNERSHIP INTEREST 4.4%

	Asset Management & Custody Banks 4.4%
	Greenspring Global Partners II-B, L.P.* *** †	$2,655,997
	Greenspring Global Partners III-B, L.P.* *** †	1,422,675

		4,078,672

	Total Limited Partnership Interest (cost $4,111,329)	4,078,672

	WARRANTS 0.0%

	Biotechnology 0.0%
5,475	Argos Therapeutics, Inc., expiring 3/14/2021* *** †	7,128

	Total Warrants (cost $684)	7,128

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$1,304,609	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $1,280,000 of United States Treasury Notes 2.125% due 12/31/22; value: $1,332,800; repurchase proceeds: $1,304,610†† (cost $1,304,609)	$1,304,609

	Total Short-Term Investments (cost $1,304,609)	1,304,609

	Total Investments (cost $82,168,328) 100.1%	92,462,785

	Liabilities less Other Assets (0.1%)	(48,944)

	NET ASSETS 100.0%	$92,413,841

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for an unfunded loan commitment and purchase commitments (see Note 3 and Note 10, respectively).

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At March 31, 2016, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.3
Canada	2.1
India	7.5
Sweden	0.5
Switzerland	0.7
United Kingdom	0.7
United States	87.2

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 80.2%

	Aerospace & Defense 2.8%
451,111	Avon Rubber plc (United Kingdom)	$5,216,779

	Air Freight & Logistics 0.6%
6,690	FedEx Corp.	1,088,597

	Alternative Carriers 2.8%
882,261	Gamma Communications plc (United Kingdom)	5,291,593

	Apparel, Accessories & Luxury Goods 0.4%
36,419	Burberry Group plc (United Kingdom)	714,585

	Application Software 0.1%
10,080	Pro-Ship, Inc. (Japan)	178,272

	Asset Management & Custody Banks 1.1%
7,055	Ameriprise Financial, Inc.	663,241
78,075	NorthStar Asset Management Group, Inc.	886,151
238,300	Tarpon Investimentos S.A. (Brazil)	445,949

		1,995,341

	Automotive Retail 4.6%
243,044	Mekonomen AB (Sweden)	6,020,055
50,900	Penske Automotive Group, Inc.	1,929,110
32,182	Yellow Hat Ltd. (Japan)	647,244

		8,596,409

	Biotechnology 4.1%
473,971	Abcam plc (United Kingdom)	4,019,729
177,837	Bioventix plc (United Kingdom)	2,601,055
14,000	Myriad Genetics, Inc.*	524,020
41,655	OPKO Health, Inc.*	432,795

		7,577,599

	Broadcasting 1.5%
37,900	CBS Corp., Class B	2,087,911
26,045	Discovery Communications, Inc., Class A*	745,668

		2,833,579

	Cable & Satellite 1.9%
57,982	Comcast Corp., Class A	3,541,541

	Communications Equipment 1.1%
18,223	EVS Broadcast Equipment S.A. (Belgium)	673,963
86,105	Infinera Corp.*	1,382,846
251	Xtera Communications, Inc.* *** †	674

		2,057,483

	Construction Machinery & Heavy Trucks 0.4%
65,399	Morita Holdings Corp. (Japan)	764,887

	Consumer Finance 2.8%
10,900	Capital One Financial Corp.	755,479
13,471	Discover Financial Services	685,944
41,500	Encore Capital Group, Inc.*	1,068,210
42,816	PRA Group, Inc.*	1,258,362
232,000	SLM Corp.*	1,475,520

		5,243,515

	Data Processing & Outsourced Services 0.7%
4,100	MasterCard, Inc., Class A	387,450
11,300	Visa, Inc., Class A	864,224

		1,251,674

	Diversified Support Services 0.1%
231,000	Blue Label Telecoms Ltd. (South Africa)	238,746

Shares		Value

	Drug Retail 0.1%
2,200	Walgreens Boots Alliance, Inc.	$185,328

	Education Services 0.6%
301,500	Kroton Educacional S.A. (Brazil)	966,754
4,215	TAL Education Group ADR* (China)	209,401

		1,176,155

	Electronic Equipment & Instruments 2.8%
37,230	Barco N.V. (Belgium)	2,683,903
67,332	Kapsch TrafficCom AG (Austria)	2,284,392
400	KEYENCE Corp. (Japan)	218,237

		5,186,532

	Fertilizers & Agricultural Chemicals 0.4%
9,100	Monsanto Co.	798,434

	Food Retail 3.9%
1,193,413	Majestic Wine plc* (United Kingdom)	7,256,448

	Health Care Distributors 0.4%
38,577	Dvx, Inc. (Japan)	371,645
2,475	McKesson Corp.	389,194

		760,839

	Health Care Equipment 5.4%
107,722	DiaSorin S.p.A. (Italy)	6,224,054
64,063	LivaNova plc*	3,458,121
16,802	Techno Medica Co. Ltd. (Japan)	319,704

		10,001,879

	Health Care Services 0.9%
42,035	BML, Inc. (Japan)	1,628,800

	Health Care Supplies 3.3%
1,981,919	Advanced Medical Solutions Group plc (United Kingdom)	5,170,774
533,759	Tristel plc (United Kingdom)	897,685

		6,068,459

	Health Care Technology 1.0%
49,551	Software Service, Inc. (Japan)	1,884,805

	Home Entertainment Software 3.3%
162,447	Take-Two Interactive Software, Inc.*	6,119,378

	Home Improvement Retail 0.4%
64,800	Arcland Sakamoto Co. Ltd. (Japan)	686,470

	Household Appliances 2.0%
106,301	iRobot Corp.*	3,752,425

	Hypermarkets & Super Centers 1.4%
16,900	Costco Wholesale Corp.	2,663,102

	Industrial Machinery 0.9%
20,536	Arcam AB* (Sweden)	444,133
25,197	Fukushima Industries Corp. (Japan)	585,138
25,629	SLM Solutions Group AG* (Germany)	647,765

		1,677,036

	Internet Retail 6.2%
4,873	Amazon.com, Inc.*	2,892,808
712,726	AO World plc* (United Kingdom)	1,833,870
312,809	Banzai S.p.A.* (Italy)	1,344,758
45,421	Lastminute.com N.V.* (Switzerland)	482,774
128,249	Ocado Group plc* (United Kingdom)	534,804
148,774	Oisix, Inc.* (Japan)	2,432,849
990	Priceline Group, Inc. (The)*	1,276,070
70,650	Rakuten, Inc. (Japan)	681,573

		11,479,506

MARCH 31, 2016 (UNAUDITED)

Shares		Value

	Internet Software & Services 2.9%
13,800	Alibaba Group Holding Ltd. ADR* (China)	$1,090,614
3,955	Alphabet, Inc., Class A*	3,017,269
292,017	NetGem S.A. (France)	711,467
34,972	Twitter, Inc.*	578,787

		5,398,137

	IT Consulting & Other Services 2.0%
59,814	Cognizant Technology Solutions Corp., Class A*	3,750,338

	Leisure Products 5.2%
180,057	Escalade, Inc.	2,119,271
2,944,544	Photo-Me International plc (United Kingdom)	7,523,512

		9,642,783

	Life Sciences Tools & Services 1.4%
17,490	Tecan Group AG (Switzerland)	2,662,730

	Multi-Utilities 0.2%
32,350	Telecom Plus plc (United Kingdom)	428,047

	Office Services & Supplies 0.5%
29,365	Herman Miller, Inc.	907,085

	Oil & Gas Refining & Marketing 0.5%
19,050	World Fuel Services Corp.	925,449

	Personal Products 1.3%
24,601	Herbalife Ltd.*	1,514,438
83,458	Sarantis S.A. (Greece)	806,693

		2,321,131

	Pharmaceuticals 1.1%
16,700	Novo Nordisk A/S, Class B (Denmark)	906,330
3,400	Roche Holding AG (Switzerland)	838,618
11,763	Valeant Pharmaceuticals International, Inc.* (Canada)	309,367

		2,054,315

	Real Estate Services 1.0%
45,550	Century 21 Real Estate of Japan Ltd. (Japan)	463,920
6,628	Jones Lang LaSalle, Inc.	777,597
826,300	LPS Brasil - Consultoria de Imoveis S.A. (Brazil)	604,680

		1,846,197

	Semiconductors 1.8%
124,000	ARM Holdings plc (United Kingdom)	1,807,393
296,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,489,933

		3,297,326

	Specialty Stores 2.4%
90,634	Fenix Outdoor International AG (Sweden)	4,400,549

	Systems Software 1.5%
27,300	Check Point Software Technologies Ltd.* (Israel)	2,387,931
178,173	WANdisco plc* (United Kingdom)	469,971

		2,857,902

	Technology Hardware, Storage & Peripherals 0.4%
349,194	Asetek A/S* (Norway)	759,966

	Total Common Stocks (cost $133,495,479)	149,168,151

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
	Greenspring Global Partners II-B, L.P.* *** †	$295,112

	Total Limited Partnership Interest (cost $295,112)	295,112

Principal Amount		Value

	SHORT-TERM INVESTMENTS 19.1%

	Repurchase Agreement 19.1%
$35,552,034	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $34,830,000 of United States Treasury Notes 2.125% due 12/31/22; value: $36,266,738; repurchase proceeds: $35,552,064†† (cost $35,552,034)	$35,552,034

	Total Short-Term Investments (cost $35,552,034)	35,552,034

	Total Investments (cost $169,342,625) 99.4%	185,015,297

	Other Assets less Liabilities 0.6%	1,053,778

	NET ASSETS 100.0%	$186,069,075

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2016, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Austria	1.5
Belgium	2.2
Brazil	1.3
Canada	0.2
China	0.9
Denmark	0.6
France	0.5
Germany	0.4
Greece	0.5
Israel	1.6
Italy	5.1
Japan	7.3
Norway	0.5
South Africa	0.2
Sweden	7.3
Switzerland	2.7
Taiwan	1.0
United Kingdom	29.3
United States	36.9

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments

Principal Amount		Value

	ASSET-BACKED SECURITIES 8.9%

$1,000,000	Avis Budget Rental Car Funding AESOP, LLC, 2.50%, 7/20/21, Series 2015-1A, Class A	$995,151
500,000	Avis Budget Rental Car Funding AESOP, LLC, 2.63%, 12/20/21, Series 2015-2A, Class A	496,984
1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	1,595,725
425,926	Cronos Containers Program I Ltd., 3.27%, 11/18/29, Series 2014-2A, Class A (Bermuda)	406,326
495,000	DB Master Finance, LLC 2015-1, 3.262%, 2/20/45, Series 2015-1A, Class A2I	487,352
500,000	Exeter Automobile Receivables Trust, 3.59%, 8/16/21, Series 2015-3A, Class B	503,131
1,250,000	GE Capital Credit Card Master Note Trust, 2.22%, 1/15/22, Series 2012-2, Class A	1,264,897
1,000,000	Hertz Vehicle Financing, LLC, 1.83%, 8/25/19, Series 2013-1A, Class A2	989,508
746,250	Wendys Funding LLC, 3.371%, 6/15/45, Series 2015-1A, Class A2I	732,564
585,000	World Financial Network Credit Card Master Trust, 1.76%, 5/17/21, Series 2012-B, Class A	587,483
1,400,000	World Financial Network Credit Card Master Trust, 3.14%, 1/17/23, Series 2012-A, Class A	1,460,251

	Total Asset-Backed Securities (cost $9,610,042)	9,519,372

	COLLATERALIZED MORTGAGE OBLIGATIONS 16.8%

294,914	Federal Home Loan Mortgage Corp., 1.50%, 9/15/22, Series 3760, Class BA	297,281
561,677	Federal Home Loan Mortgage Corp., 1.50%, 7/15/23, Series 4221, Class HJ	567,022
32,733	Federal Home Loan Mortgage Corp., 1.50%, 4/15/24, Series 3780, Class TA	32,928
12,580	Federal Home Loan Mortgage Corp., 2.598%, 8/1/33, Series 847281†††	13,075
58,981	Federal Home Loan Mortgage Corp., 2.621%, 12/1/32, Series 847527†††	62,475
56,725	Federal Home Loan Mortgage Corp., 2.736%, 5/1/31, Series 847292†††	59,802
147,894	Federal Home Loan Mortgage Corp., 2.935%, 1/1/25, Series 775629†††	151,531
89,582	Federal Home Loan Mortgage Corp., 3.065%, 5/1/25, Series 775617†††	93,162
347,934	Federal Home Loan Mortgage Corp., 3.50%, 6/15/25, Series 4057, Class VB	373,706
497,337	Federal Home Loan Mortgage Corp., 3.50%, 2/1/33, Series C91620	524,666
710,000	Federal Home Loan Mortgage Corp., 3.50%, 7/15/45, Series 4495, Class JC	738,556
392,697	Federal Home Loan Mortgage Corp., 4.00%, 11/15/38, Series 3740, Class AB	414,577
35,524	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	39,431
136,988	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	152,879
240,715	Federal National Mortgage Assoc., 2.188%, 12/1/35, Series 848390†††	251,395
360,645	Federal National Mortgage Assoc., 2.228%, 1/1/35, Series 825245†††	380,888

Principal Amount		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 58,949	Federal National Mortgage Assoc., 2.383%, 2/1/21, Series 313380†††	$59,801
1,000,000	Federal National Mortgage Assoc., 2.42%, 4/1/22, Series AM8263	1,026,355
493,093	Federal National Mortgage Assoc., 2.50%, 12/25/41, Series 2012-61, Class KD	495,546
37,442	Federal National Mortgage Assoc., 2.758%, 1/1/18, Series 57735†††	37,479
946,805	Federal National Mortgage Assoc., 3.00%, 1/1/28, Series AB7546	992,595
98,721	Federal National Mortgage Assoc., 3.50%, 6/25/23, Series 2003-46, Class LD	102,580
1,391,199	Federal National Mortgage Assoc., 3.50%, 6/1/32, Series AL2525	1,485,404
860,745	Federal National Mortgage Assoc., 3.50%, 5/1/33, Series AB9412	910,297
750,000	Federal National Mortgage Assoc., 3.50%, 4/25/42, Series 2015-56, Class ME	781,461
513,719	Federal National Mortgage Assoc., 3.50%, 10/1/42, Series MA1209	530,761
91,445	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	96,957
512,000	Federal National Mortgage Assoc., 4.00%, 9/25/33, Series 2014-67, Class VK	573,761
331,788	Federal National Mortgage Assoc., 4.00%, 2/1/42, Series MA0988	346,591
44,544	Federal National Mortgage Assoc., 4.082%, 7/1/19, Series 070377†††	46,184
771,956	Federal National Mortgage Assoc., 4.55%, 10/1/33, Series 386320	771,458
162,324	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	179,772
200,032	Federal National Mortgage Assoc., 7.723%, 11/25/44, Series 2014-73, Class US†††	201,915
498,333	Government National Mortgage Assoc., 2.30%, 3/16/56, Series 2015-183, Class A	501,798
130,392	Government National Mortgage Assoc., 2.375%, 7/20/34, Series 80987†††	134,559
234,040	Government National Mortgage Assoc., 3.00%, 8/20/38, Series 2010-47, Class CG	239,343
139,810	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	141,013
469,700	Government National Mortgage Assoc., 3.00%, 5/20/39, Series 2010-68, Class YE	487,111
164,611	Government National Mortgage Assoc., 3.50%, 1/20/37, Series 2009-31, Class PD	165,295
526,554	Government National Mortgage Assoc., 3.50%, 7/20/40, Series 2012-10, Class LA	555,119
300,000	Government National Mortgage Assoc., 3.674%, 10/16/43, Series 2010-140, Class C†††	311,983
23,677	Government National Mortgage Assoc., 4.00%, 6/20/38, Series 2009-69, Class WC	23,775
325,544	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	339,199
297,641	Government National Mortgage Assoc., 4.00%, 3/20/39, Series 2009-31, Class TA	312,143
309,002	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	331,604
266,959	Government National Mortgage Assoc., 4.00%, 8/20/39, Series 2009-69, Class PV	287,829
166,845	Government National Mortgage Assoc., 4.50%, 2/20/38, Series 2009-55, Class NP	178,359
270,625	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	294,400

MARCH 31, 2016 (UNAUDITED)

Principal Amount		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 194,736	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	$200,488
34,465	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	35,578
364,750	Government National Mortgage Assoc., 7.286%, 1/20/44, Series 2015-82, Class SA, INV FL†††	356,844
309,811	Government National Mortgage Assoc., 7.836%, 4/20/45, Series 2015-53, Class US, INV FL†††	317,738

	Total Collateralized Mortgage Obligations (cost $17,702,409)	18,006,469

	COMMERCIAL MORTGAGE-BACKED SECURITIES 4.8%

1,000,000	Banc of America Commercial Mortgage Trust, 5.608%, 4/10/49, Series 2007-2, Class A4†††	1,015,261
675,868	JP Morgan Chase Commercial Mortgage Securities Trust, 5.42%, 1/15/49, Series 2007-LDPX, Class A3	689,715
973,711	LB-UBS Commercial Mortgage Trust, 5.858%, 7/15/40, Series 2007-C6, Class A4†††	993,619
668,620	Merrill Lynch Mortgage Trust, 5.739%, 8/12/43, Series 2006-C2, Class A1A†††	671,869
238,316	Morgan Stanley Capital I Trust, 5.319%, 12/15/43, Series 2006-IQ12, Class A1A	241,500
258,585	Morgan Stanley Capital I Trust, 5.332%, 12/15/43, Series 2006-IQ12, Class A4	260,836
200,000	RBSCF Trust, 5.692%, 4/16/49, Series 2010-RR4, Class MSCA†††	203,811
319,242	RBSCF Trust, 5.946%, 2/16/51, Series 2010-RR3, Class WBTA†††	322,327
759,363	Wachovia Bank Commercial Mortgage Trust Series, 5.308%, 11/15/48, Series 2006-C29, Class A4	765,938

	Total Commercial Mortgage-Backed Securities (cost $5,250,254)	5,164,876

	CORPORATE BONDS 41.5%

	Air Freight & Logistics 0.6%
620,000	United Parcel Service, Inc., 5.50%, 1/15/18	669,833

	Automobile Manufacturers 0.5%
500,000	Toyota Motor Credit Corp., 2.00%, 10/24/18 MTN	509,021

	Beverages — Non-alcoholic 1.2%
500,000	PepsiAmericas, Inc., 5.00%, 5/15/17	520,829
750,000	PepsiCo, Inc., 5.00%, 6/1/18	813,523

		1,334,352

	Construction Machinery & Heavy Trucks 1.4%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	530,714
1,000,000	John Deere Capital Corp., 2.25%, 4/17/19	1,020,875

		1,551,589

Principal Amount		Value

	CORPORATE BONDS (continued)
	Consumer Finance 0.9%
$ 1,000,000	American Express Credit Corp., 2.25%, 8/15/19 MTN	$1,012,452

	Cosmetics & Toiletries 0.4%
313,872	Procter & Gamble — ESOP, 9.36%, 1/1/21, Series A	377,072

	Diversified Banks 5.6%
500,000	Bank of America Corp., 3.75%, 7/12/16, Series 1	503,646
500,000	Bank of America Corp., 5.875%, 1/5/21	571,731
600,000	City National Corp., 5.25%, 9/15/20	672,176
1,250,000	Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	1,310,649
1,000,000	US Bancorp, 2.20%, 11/15/16 MTN	1,008,461
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,173,474
700,000	Wachovia Corp., 5.75%, 2/1/18 MTN	753,619

		5,993,756

	Diversified Financial Services 3.4%
1,000,000	General Electric Co., 4.65%, 10/17/21 MTN	1,140,837
1,350,000	General Electric Co., 5.40%, 2/15/17 MTN	1,403,565
1,000,000	General Electric Co., 5.625%, 5/1/18 MTN	1,095,914

		3,640,316

	Diversified Financial Services 1.5%
750,000	Franklin Resources, Inc., 4.625%, 5/20/20	824,014
750,000	New York Life Global Funding, 2.15%, 6/18/19	762,979

		1,586,993

	Electric Utilities 2.0%
1,000,000	Integrys Holding, Inc., 4.17%, 11/1/20	1,080,328
1,000,000	TECO Finance, Inc., 6.572%, 11/1/17	1,068,899

		2,149,227

	Enterprise Software & Services 2.2%
1,000,000	CA, Inc., 5.375%, 12/1/19	1,093,780
1,250,000	Oracle Corp., 2.50%, 10/15/22	1,271,876

		2,365,656

	Finance — Credit Card 1.0%
975,000	American Express Co., 6.15%, 8/28/17	1,036,782

	Health Care Facilities 0.7%
750,000	Express Scripts Holding Co., 3.90%, 2/15/22	781,971

	Integrated Telecommunication Services 1.7%
66,549	Ameritech Capital Funding, 9.10%, 6/1/16	67,227
750,000	AT&T, Inc., 5.20%, 3/15/20	832,763
870,000	AT&T, Inc., 5.50%, 2/1/18	932,097

		1,832,087

	Investment Banking & Brokerage 1.8%
1,750,000	Morgan Stanley, 5.50%, 7/24/20 MTN	1,967,537

	Medical Instruments 1.1%
1,100,000	Medtronic, Inc., 4.45%, 3/15/20	1,222,316

	Medical — Health Maintenance Organizations 1.0%
1,000,000	Coventry Health Care, Inc., 5.95%, 3/15/17	1,044,209

	Movies & Entertainment 0.4%
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	372,900

	Multimedia 0.9%
800,000	NBCUniversal Media, LLC, 5.15%, 4/30/20	909,436

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	CORPORATE BONDS (continued)

	Office Furnishings 0.5%
$ 500,000	Steelcase, Inc., 6.375%, 2/15/21	$564,758

	Oil Companies — Integrated 1.0%
1,000,000	Phillips 66, 4.30%, 4/1/22	1,064,668

	Other Diversified Financial Services 1.4%
1,350,000	JPMorgan Chase & Co., 4.35%, 8/15/21	1,475,157

	Pharmaceuticals 2.2%
745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	794,730
725,000	Pharmacia LLC, 6.50%, 12/1/18	821,851
575,000	Pharmacia LLC, 6.75%, 12/15/27	755,774

		2,372,355

	Property & Casualty Insurance 1.1%
1,000,000	CNA Financial Corp., 7.35%, 11/15/19	1,154,327

	Railroads 1.0%
1,000,000	Union Pacific Corp., 5.70%, 8/15/18	1,098,828

	Regional Banks 3.0%
1,500,000	BB&T Corp., 2.15%, 3/22/17 MTN	1,514,820
1,200,000	Fifth Third Bancorp, 5.45%, 1/15/17	1,229,330
500,000	SunTrust Banks, Inc., 3.50%, 1/20/17	507,822

		3,251,972

	Semiconductor Equipment 0.7%
700,000	Applied Materials, Inc., 4.30%, 6/15/21	770,818

	Specialty Chemicals 1.3%
1,150,000	Lubrizol Corp., 8.875%, 2/1/19	1,369,445

	Steel 1.0%
1,000,000	Nucor Corp., 5.75%, 12/1/17	1,063,830

	Total Corporate Bonds (cost $43,847,633)	44,543,663

	MUNICIPAL BONDS 5.7%

650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	657,131
730,000	City of Dublin, Ohio, 5.00%, 12/1/22, Series B	845,070
695,000	City of Westminster, Colorado, 2.415%, 12/1/19, Series B	705,355
500,000	Columbus-Franklin County. Finance Authority, 3.00%, 8/15/21	523,235
541,127	Minnesota Housing Finance Agency, 2.70%, 9/1/41	540,500
285,000	New Hampshire Housing Finance Authority, 3.469%, 7/1/23, Series B	298,649
415,000	Richmond Joint Powers Financing Authority, 8.25%, 7/1/19, Class B	453,595
500,000	State of Louisiana, 5.00%, 7/15/26, Series C	583,570
1,100,000	State of New York Mortgage Agency, 3.653%, 4/1/23	1,167,639
310,000	Township of Robbinsville, New Jersey, 4.00%, 7/15/23, Series B	345,253

	Total Municipal Bonds (cost $5,963,370)	6,119,997

Shares		Value

	EXCHANGE-TRADED FUNDS 0.8%

	Asset Management & Custody Banks 0.8%
9,000	iShares S&P U.S. Preferred Stock Index Fund ETF	$351,270
25,000	Market Vectors Preferred Securities ex Financials ETF	504,250

		855,520

	Total Exchange-Traded Funds (cost $881,693)	855,520

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 8.8%

$1,500,000	Federal Farm Credit Banks, 1.97%, 4/21/21	$1,500,252
2,000,000	Federal Farm Credit Banks, 2.29%, 4/14/22	2,000,070
1,050,000	Federal Farm Credit Banks, 2.60%, 10/6/22	1,090,218
1,000,000	Federal Farm Credit Banks, 2.80%, 9/8/23	1,003,316
1,500,000	Federal Home Loan Mortgage Corp., 2.50%, 5/27/16	1,505,100
361,872	New Valley Generation IV, 4.687%, 1/15/22	396,055
800,000	Tennessee Valley Authority, 3.875%, 2/15/21	889,690
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,089,707

	Total U.S. Government Agency Securities (cost $9,364,408)	9,474,408

	U.S. TREASURY NOTES 10.4%

1,750,000	U.S. Treasury Note, 3.125%, 5/15/21	1,910,986
3,125,000	U.S. Treasury Note, 3.25%, 12/31/16	3,186,525
4,100,000	U.S. Treasury Note, 3.625%, 8/15/19	4,461,792
1,500,000	U.S. Treasury Note, 3.625%, 2/15/20	1,646,484

	Total U.S. Treasury Notes (cost $11,018,851)	11,205,787

Shares		Value

	PREFERRED STOCKS 1.1%

	Consumer Finance 0.3%
12,000	Capital One Financial Corp., 6.70%, Series D Ptd.§§§	$325,920

	Diversified Banks 0.8%
20,000	Bank of America Corp., 6.625%, Series W Ptd.§§§	535,800
12,000	Citigroup, Inc., 6.875%, Series L Pfd.§§§	325,800

		861,600

	Total Preferred Stocks (cost $1,145,092)	1,187,520

MARCH 31, 2016 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$ 752,385	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $740,000 of United States Treasury Notes 2.125% due 12/31/22; value: $770,525; repurchase proceeds: $752,386 (cost $752,385)	$752,385

	Total Short-Term Investments (cost $752,385)	752,385

	Total Investments (cost $105,536,137) 99.5%	106,829,997

	Other Assets less Liabilities 0.5%	519,468

	NET ASSETS 100.0%	$107,349,465

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

ESOP Employee Stock Ownership Plan.

ETF Exchange-Traded Fund.

MTN Medium Term Note.

See Notes to Financial Statements.

At March 31, 2016, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bermuda	0.4
United Kingdom	0.7
United States	98.9

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	MARCH 31, 2016 (UNAUDITED)

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 97.7%

$154,000,000	U.S. Treasury Bond, 2.50%, 2/15/45	$150,162,012
37,050,000	U.S. Treasury Bond, 2.875%, 5/15/43	39,039,992
72,000,000	U.S. Treasury Bond, 2.875%, 8/15/45	75,735,000
7,000,000	U.S. Treasury Bond, 3.00%, 5/15/45	7,549,339
8,000,000	U.S. Treasury Bond, 3.125%, 2/15/42	8,897,184
28,000,000	U.S. Treasury Bond, 3.125%, 8/15/44	30,975,000
18,100,000	U.S. Treasury Bond, 3.75%, 11/15/43	22,480,761
86,000,000	U.S. Treasury Strip, principal only, 5/15/44	39,980,626

	Total U.S. Government Obligations (cost $356,638,908)	374,819,914

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.8%

	Repurchase Agreement 1.8%
$ 7,098,559	Repurchase Agreement dated 3/31/16, 0.03% due 4/1/16 with State Street Bank and Trust Co. collateralized by $6,955,000 of United States Treasury Notes 2.125% due 12/31/22; value: $7,241,894; repurchase proceeds: $7,098,565 (cost $7,098,559)	$7,098,559

	Total Short-Term Investments (cost $7,098,559)	7,098,559

	Total Investments (cost $363,737,467) 99.5%	381,918,473

	Other Assets less Liabilities 0.5%	2,004,117

	NET ASSETS 100.0%	$383,922,590

	See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND[1]	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$839,170,169	$51,526,500	$35,213,693
Affiliated issuers[2]	—	—	—
Repurchase agreements	74,234,256	1,400,883	850,625

	$913,404,425	$52,927,383	$36,064,318

Investments, at market value
Unaffiliated issuers	$1,118,064,416	$62,206,303	$37,643,482
Affiliated issuers[2]	—	—	—
Repurchase agreements	74,234,256	1,400,883	850,625

	1,192,298,672	63,607,186	38,494,107
Cash	3	—	—
Foreign currency on deposit (cost of $0, $87,308, $0, $397,341, $16,247,651, $39,966, $1,047,760 and $230,504, respectively)	—	87,322	—
Receivable for investment securities sold	—	539,442	—
Capital shares receivable	1,041,372	157,287	39,810
Interest and dividends receivable	569,694	6,915	28,891
Prepaid expenses and other assets	57,407	19,455	19,242

Total Assets	1,193,967,148	64,417,607	38,582,050

Liabilities:
Payable for securities purchased	—	521,468	—
Capital shares payable	803,834	56,026	24,095
Payable to Advisor	977,487	59,642	20,329
Accrued fund administration fees	17,440	596	429
Accrued expenses and other liabilities	203,462	26,534	40,849
Foreign capital gains taxes payable	1,231,206	194,768	—

Total Liabilities	3,233,429	859,034	85,702

Net Assets	$1,190,733,719	$63,558,573	$38,496,348

Net Assets Consist of:
Capital stock	$232,265	$223,328	$44,388
Paid-in-capital in excess of par	935,969,421	54,545,063	45,208,804
Undistributed net investment loss	(10,185,995)	(1,795,268)	(374,800)
Undistributed net realized gain (loss) on investments and foreign currency translations	(12,945,098)	100,521	(8,812,513)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	277,663,126	10,484,929	2,430,469

Net Assets	$1,190,733,719	$63,558,573	$38,496,348

Net Assets
Investor Class	1,015,590,058	62,342,321	18,481,130
Institutional Class	175,143,661	1,216,252	20,015,218

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	19,820,716	21,906,295	2,140,209
Institutional Class	3,405,788	426,532	2,298,563

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$51.24	$2.85	$8.64

Institutional Class	$51.43	$2.85	$8.71

[1]	Institutional Class inception date was February 1, 2016.

[2]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2016 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND[1]	FRONTIER EMERGING SMALL COUNTRIES FUND[1]	GLOBAL OPPORTUNITIES FUND[1]	INTERNATIONAL GROWTH FUND[1]	INTERNATIONAL OPPORTUNITIES FUND[1]

$677,986,877	$838,311,453	$129,018,602	$1,027,476,352	$425,518,948
—	30,391,991	—	—	—
848,959	7,554,746	3,672,663	66,237,225	15,148,791

$678,835,836	$876,258,190	$132,691,265	$1,093,713,577	$440,667,739

$801,129,150	$842,031,425	$151,267,002	$1,324,506,779	$501,469,798
—	22,077,662	—	—	—
848,959	7,554,746	3,672,663	66,237,225	15,148,791

801,978,109	871,663,833	154,939,665	1,390,744,004	516,618,589
34,359	9,246,981	—	—	5
397,346	15,506,754	40,185	1,049,809	232,614
4,303,084	37,600,939	—	5,137,849	959,120
306,335	775,699	233,079	14,117,366	211,809
1,340,177	2,610,176	134,038	2,495,328	1,411,890
32,998	40,868	14,492	37,877	28,756

808,392,408	937,445,250	155,361,459	1,413,582,233	519,462,783

588,817	24,942,346	308	5,435,989	3,668,567
584,049	1,884,502	71,771	11,065,395	393,014
1,093,589	1,207,252	157,454	1,429,454	724,316
14,066	15,145	2,222	21,633	7,290
416,132	707,996	73,829	549,525	261,694
943,747	4,544,613	52,264	—	107,828

3,640,400	33,301,854	357,848	18,501,996	5,162,709

$804,752,008	$904,143,396	$155,003,611	$1,395,080,237	$514,300,074

$3,320,741	$3,405,741	$484,232	$474,848	$1,799,878
769,092,750	999,549,815	131,788,329	1,097,354,477	439,210,979
(18,674,431)	(2,105,388)	(3,596,923)	(9,834,787)	(2,764,052)
(71,210,957)	(87,019,471)	4,131,564	10,048,272	186,827
122,223,905	(9,687,301)	22,196,409	297,037,427	75,866,442

$804,752,008	$904,143,396	$155,003,611	$1,395,080,237	$514,300,074

677,247,666	804,449,246	153,415,986	1,210,299,857	424,528,358
127,504,342	99,694,150	1,587,625	184,780,380	89,771,716

279,459,184	303,092,105	47,927,067	41,198,035	148,683,811
52,614,921	37,481,987	496,161	6,286,720	31,303,939

$2.42	$2.65	$3.20	$29.38	$2.86

$2.42	$2.66	$3.20	$29.39	$2.87

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$184,840,111	$348,222,815	$186,636,921
Affiliated issuers[2]	—	—	—
Repurchase agreements	2,685,030	35,918,095	5,810,343

	$187,525,141	$384,140,910	$192,447,264

Investments, at market value
Unaffiliated issuers	$209,223,238	$287,807,595	$253,094,215
Affiliated issuers[2]	—	—	—
Repurchase agreements	2,685,030	35,918,095	5,810,343

	211,908,268	323,725,690	258,904,558
Cash	—	—	—
Foreign currency on deposit (cost of $0, $0, $264,667, $157,917, $6, $0, $86 and $1,487, respectively)	—	—	264,680
Receivable for investment securities sold	3,616,368	—	327,896
Receivable from broker for securities sold short	—	76,453,722	—
Capital shares receivable	31,174	17,685	35,109
Interest and dividends receivable	279,217	1,275,839	121,011
Prepaid expenses and other assets	25,478	47,047	15,816

Total Assets	215,860,505	401,519,983	259,669,070

Liabilities:
Securities sold short, at value (proceeds of $0, $83,916,404, $0, $0, $0, $0, $0 and $0, respectively)	—	88,457,079	—
Payable for securities purchased	407,283	—	259,164
Capital shares payable	225,049	1,810,585	40,539
Dividends payable to shareholders	7,721	—	—
Payable to Advisor	148,441	296,575	369,303
Accrued fund administration fees	3,927	9,228	3,705
Accrued expenses and other liabilities	151,024	327,046	61,845
Foreign capital gains taxes payable	—	—	—
Dividends payable on securities sold short	—	52,291	—

Total Liabilities	943,445	90,952,804	734,556

Net Assets	$214,917,060	$310,567,179	$258,934,514

Net Assets Consist of:
Capital stock	$251,172	$258,808	$415,359
Paid-in-capital in excess of par	191,741,042	490,712,358	188,171,598
Undistributed net investment income (loss)	296,775	240,469	(2,439,889)
Undistributed net realized gain (loss) on investments and foreign currency translations	(1,755,056)	(115,688,561)	6,330,710
Net unrealized appreciation (depreciation) on investments and foreign currency translations	24,383,127	(64,955,895)	66,456,736

Net Assets	$214,917,060	$310,567,179	$258,934,514

Net Assets
Investor Class	212,082,209	252,009,918	258,934,514
Institutional Class	2,834,851	58,557,261	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	24,785,448	21,010,897	41,535,894
Institutional Class	331,725	4,869,907	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$8.56	$11.99	$6.23

Institutional Class	$8.55	$12.02	$—

[1]	Institutional Class inception date was February 1, 2016.

[2]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2016 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND[1]	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$118,389,210	$1,376,178,862	$216,752,666	$50,366,560	$80,863,719
—	85,692,358	—	—	—
20,320,067	15,178,495	15,616,570	7,155,317	1,304,609

$138,709,277	$1,477,049,715	$232,369,236	$57,521,877	$82,168,328

$148,108,609	$1,799,204,114	$261,638,674	$52,761,622	$91,158,176
—	72,255,193	—	—	—
20,320,067	15,178,495	15,616,570	7,155,317	1,304,609

168,428,676	1,886,637,802	277,255,244	59,916,939	92,462,785
670,641	—	—	6,865	—
157,919	6	—	92	1,490
666,673	—	4,924,747	2,753,485	173,916
—	—	—	—	—
440,387	1,287,393	70,418	40,238	5,817
168,250	302,802	607,223	345,112	25,040
12,450	56,568	30,404	18,670	13,662

170,544,996	1,888,284,571	282,888,036	63,081,401	92,682,710

—	—	—	—	—
1,389,621	—	6,317,468	474,828	92,925
87,178	7,222,171	119,500	344,628	45,710
—	—	—	2,489	—
226,349	1,540,415	226,115	29,609	75,667
2,414	28,650	4,061	656	1,139
30,818	774,920	87,727	43,123	53,428
—	3,186,619	—	—	—
—	—	—	—	—

1,736,380	12,752,775	6,754,871	895,333	268,869

$168,808,616	$1,875,531,796	$276,133,165	$62,186,068	$92,413,841

$650,940	$474,993	$477,475	$61,056	$55,668
142,783,196	1,414,319,987	267,852,701	68,514,834	79,738,671
(763,193)	(19,781,425)	425,543	1,023,934	1,278,902
(3,581,978)	75,741,591	(37,510,726)	(9,809,387)	2,496,821
29,719,651	404,776,650	44,888,172	2,395,631	8,843,779

$168,808,616	$1,875,531,796	$276,133,165	$62,186,068	$92,413,841

168,808,616	1,822,367,951	256,321,173	62,186,068	92,413,841
—	53,163,845	19,811,992	—	—

65,094,027	46,153,204	44,336,800	6,105,550	5,566,828
—	1,346,083	3,410,657	—	—

$2.59	$39.49	$5.78	$10.19	$16.60

$—	$39.50	$5.81	$—	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	MARCH 31, 2016 (UNAUDITED)

	WORLD INNOVATORS FUND[1]	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$133,790,591	$104,783,752	$356,638,908
Repurchase agreements	35,552,034	752,385	7,098,559

	$169,342,625	$105,536,137	$363,737,467

Investments, at market value
Unaffiliated issuers	$149,463,263	$106,077,612	$374,819,914
Repurchase agreements	35,552,034	752,385	7,098,559

	185,015,297	106,829,997	381,918,473
Foreign currency on deposit (cost of $32,061, $0 and $0, respectively)	32,049	—	—
Receivable for investment securities sold	1,978,879	—	—
Capital shares receivable	33,409	9,082	1,258,931
Interest and dividends receivable	164,544	784,579	1,631,087
Prepaid expenses and other assets	17,578	14,049	37,563

Total Assets	187,241,756	107,637,707	384,846,054

Liabilities:
Payable for securities purchased	829,233	—	—
Capital shares payable	28,580	154,223	604,821
Dividends payable to shareholders	—	40,356	83,118
Payable to Advisor	231,152	50,361	156,624
Accrued fund administration fees	2,900	1,529	5,717
Accrued expenses and other liabilities	80,816	41,773	73,184

Total Liabilities	1,172,681	288,242	923,464

Net Assets	$186,069,075	$107,349,465	$383,922,590

Net Assets Consist of:
Capital stock	$101,923	$105,146	$206,562
Paid-in-capital in excess of par	174,408,615	106,022,074	365,943,937
Undistributed net investment income (loss)	(1,738,380)	14,284	232
Undistributed net realized loss on investments and foreign currency translations	(2,205,302)	(85,899)	(409,147)
Net unrealized appreciation on investments and foreign currency translations	15,502,219	1,293,860	18,181,006

Net Assets	$186,069,075	$107,349,465	$383,922,590

Net Assets
Investor Class	185,982,602	107,349,465	383,922,590
Institutional Class	86,473	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	10,187,601	10,514,580	20,656,167
Institutional Class	4,734	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$18.26	$10.21	$18.59

Institutional Class	$18.27	$—	$—

[1]Institutional	Class inception date was February 1, 2016.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND[1]	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$7,502	$1,667 [2]	$80
Dividends[3]
Unaffiliated issuers	5,023,170	205,677	183,074
Affiliated issuers[4]	—	—	—

Total investment income	5,030,672	207,344	183,154

Expenses:
Investment advisory fees	5,902,760	456,718	215,800
Shareholder servicing fees — Investor Class	671,379	69,960	34,152
Shareholder servicing fees — Institutional Class	6,831	539	7,105
Fund administration fees	93,294	5,080	2,918
Fund accounting fees	58,235	15,680	9,756
Reports to shareholders — Investor Class	48,049	7,715	3,655
Reports to shareholders — Institutional Class	4,396	465	1,226
Custody fees	43,999	47,883	34,203
Federal and state registration fees — Investor Class	17,422	12,902	7,090
Federal and state registration fees — Institutional Class	7,432	—	6,979
Legal fees	29,524	1,705	2,667
Trustees’ fees	67,759	3,646	2,151
Interest	14,106	1,602	524
Audit fees	15,725	14,620	15,208
Other expenses	26,074	10,548	11,313

Total expenses before reimbursement	7,006,985	649,063	354,747
Recoupment (Reimbursement) of expenses by Advisor	9,093	(41,197)	(74,660)

Net Expenses	7,016,078	607,866	280,087

Net Investment Loss	(1,985,406)	(400,522)	(96,933)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	(9,053,973)	343,643	(1,236,380)
Affiliated issuers[4]	—	—	—
Realized foreign capital gains taxes	—	(68,869)	(75,522)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,741,575	(4,378,846)	2,690,098
Change in deferred foreign capital gains taxes	176,426	366,083	116,028

Net gain (loss) on investments	(2,135,972)	(3,737,989)	1,494,224

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,121,378)	$(4,138,511)	$1,397,291

[1]	Institutional Class inception date was February 1, 2016.

[2]	Net of $36 in foreign withholding taxes.

[3]	Net of $0, $0, $16,472, $323,575, $903,881, $34,024, $478,822 and $358,629 in foreign withholding taxes, respectively.

[4]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2016 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND[1]	FRONTIER EMERGING SMALL COUNTRIES FUND[1]	GLOBAL OPPORTUNITIES FUND[1]	INTERNATIONAL GROWTH FUND[1]	INTERNATIONAL OPPORTUNITIES FUND[1]

$470	$3,276	$413	$3,013	$690

3,621,573	8,118,906	445,658	5,005,677	3,297,697
—	473,585	—	—	—

3,622,043	8,595,767	446,071	5,008,690	3,298,387

7,519,715	8,271,855	1,102,085	8,414,117	4,495,492
663,484	1,315,040	115,446	1,141,182	710,261
539	539	539	539	539
68,856	74,613	12,237	106,425	37,795
53,337	58,767	18,633	71,337	40,427
47,565	77,337	11,380	89,336	45,659
451	450	463	450	450
515,051	1,385,566	46,199	180,041	198,249
19,423	21,267	8,373	20,425	16,244
—	—	—	—	—
20,101	21,110	3,701	29,183	10,444
54,338	56,397	9,031	76,010	26,239
28,640	13,227	4,247	16,181	5,664
14,701	14,701	14,620	14,742	14,661
45,402	29,538	12,413	34,103	24,158

9,051,603	11,340,407	1,359,367	10,194,071	5,626,282
(512,604)	(710,976)	(2,288)	—	(274,425)

8,538,999	10,629,431	1,357,079	10,194,071	5,351,857

(4,916,956)	(2,033,664)	(911,008)	(5,185,381)	(2,053,470)

(44,714,002)	(46,650,881)	5,115,900	27,293,004	231,154
—	(491,923)	—	—	—
(164,969)	(2,699,478)	(296,155)	(26,031)	(18,364)

59,660,676	7,880,707	1,950,546	48,353,305	44,924,853
(71,663)	3,885,198	356,726	—	24,496

14,710,042	(38,076,377)	7,127,017	75,620,278	45,162,139

$9,793,086	$(40,110,041)	$6,216,009	$70,434,897	$43,108,669

WASATCH FUNDS — Statements of Operations (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Investment Income:
Interest	$306	$3,626	$1,154
Dividends[2]
Unaffiliated issuers	3,622,778	6,623,397	871,884
Affiliated issuers[3]	—	—	—

Total investment income	3,623,084	6,627,023	873,038

Expenses:
Investment advisory fees	1,038,693	3,838,954	2,317,185
Shareholder servicing fees — Investor Class	198,973	626,541	101,054
Shareholder servicing fees — Institutional Class	1,648	8,926	—
Fund administration fees	18,215	59,413	20,901
Fund accounting fees	14,330	36,735	19,787
Reports to shareholders — Investor Class	15,942	50,784	9,475
Reports to shareholders — Institutional Class	782	18,608	—
Custody fees	3,963	29,413	18,204
Federal and state registration fees — Investor Class	11,094	19,478	10,162
Federal and state registration fees — Institutional Class	5,425	14,721	—
Legal fees	5,568	24,390	5,728
Trustees’ fees	13,912	54,124	15,688
Dividends on securities sold short	—	678,975	—
Interest	2,919	416,687	3,202
Audit fees	15,560	15,559	14,041
Other expenses	7,550	33,428	12,711

Total expenses before reimbursement	1,354,574	5,926,736	2,548,138
Reimbursement of expenses by Advisor	(83,505)	(53,701)	—

Net Expenses	1,271,069	5,873,035	2,548,138

Net Investment Income (Loss)	2,352,015	753,988	(1,675,100)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	382,711	(86,785,891)	6,495,711
Net realized gain on options written	97,399	—	—
Net realized loss on short positions	—	(20,079,316)	—
Realized foreign capital gains taxes	—	—	(97)
Change in unrealized appreciation (depreciation) on investments, securities sold short and foreign currency translations	13,040,987	137,450,809	(3,100,377)
Change in deferred foreign capital gains taxes	—	—	—

Net gain (loss) on investments	13,521,097	30,585,602	3,395,237

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,873,112	$31,339,590	$1,720,137

[1]	Institutional Class inception date was February 1, 2016.

[2]	Net of $58,232, $52,482, $7,604, $9,271, $17,145, $0, $8,568 and $389 in foreign withholding taxes, respectively.

[3]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2016 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND[1]	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$23,719	$2,636	$1,744	$433	$21,187

753,947	4,294,494	2,239,128	2,537,097	97,257
—	579,987	—	—	—

777,666	4,877,117	2,240,872	2,537,530	118,444

1,401,607	9,695,277	1,365,367	268,674	475,857
109,839	1,979,504	174,106	69,793	83,596
—	539	2,124	—	—
12,667	152,924	21,578	6,033	7,512
18,760	93,038	18,394	8,148	12,770
11,088	129,129	14,391	6,704	7,752
—	450	1,016	—	—
20,797	168,828	12,436	2,480	6,509
10,394	28,704	12,771	12,225	9,075
—	—	5,698	—	—
3,303	43,529	7,157	1,779	2,052
8,958	115,065	15,860	4,970	5,599
—	—	—	—	—
1,845	25,641	3,260	1,099	1,336
19,762	15,614	15,208	14,041	14,041
9,589	45,606	12,937	3,580	9,518

1,628,609	12,493,848	1,682,303	399,526	635,617
(64,973)	(2,870)	(7,959)	(33,799)	—

1,563,636	12,490,978	1,674,344	365,727	635,617

(785,970)	(7,613,861)	566,528	2,171,803	(517,173)

(132,391)	94,450,324	(6,735,897)	(8,369,722)	4,032,088
—	—	—	—	—
—	—	—	—	—
(58,479)	—	31,036	—	—
2,740,771	(54,517,563)	3,776,601	6,711,408	(3,308,359)
158,971	453,998	255,189	—	—

2,708,872	40,386,759	(2,673,071)	(1,658,314)	723,729

$1,922,902	$32,772,898	$(2,106,543)	$513,489	$206,556

WASATCH FUNDS — Statements of Operations (continued)	MARCH 31, 2016 (UNAUDITED)

	WORLD INNOVATORS FUND[1]	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$1,713	$1,379,817	$4,886,283
Dividends[2]
Unaffiliated issuers	800,307	63,263	—

Total investment income	802,020	1,443,080	4,886,283

Expenses:
Investment advisory fees	1,414,312	301,866	866,248
Shareholder servicing fees — Investor Class	152,524	24,582	195,751
Shareholder servicing fees — Institutional Class	539	—	—
Fund administration fees	14,894	8,692	27,490
Fund accounting fees	19,309	19,481	17,231
Reports to shareholders — Investor Class	12,179	2,792	13,270
Reports to shareholders — Institutional Class	453	—	—
Custody fees	21,442	5,643	5,057
Federal and state registration fees — Investor Class	11,172	8,991	26,851
Legal fees	4,381	2,247	6,869
Trustees’ fees	10,851	6,131	18,599
Interest	2,198	1,253	3,828
Audit fees	14,701	14,041	14,392
Other expenses	9,013	3,525	6,949

Total expenses before reimbursement	1,687,968	399,244	1,202,535
Reimbursement of expenses by Advisor	(2,235)	—	—

Net Expenses	1,685,733	399,244	1,202,535

Net Investment Income (Loss)	(883,713)	1,043,836	3,683,748

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	4,659,077	(37,050)	(409,147)
Realized foreign capital gains taxes	(8,764)	—	—
Change in unrealized appreciation on investments and foreign currency translations	1,704,885	338,944	20,473,714

Net gain on investments	6,355,198	301,894	20,064,567

Net Increase in Net Assets Resulting from Operations	$5,471,485	$1,345,730	$23,748,315

[1]	Institutional Class inception date was February 1, 2016.

[2]	Net of $20,603, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30, 2015

Operations:
Net investment income (loss)	$(1,985,406)	$(3,060,122)	$(400,522)	$(885,207)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(9,053,973)	134,651,115	274,774	1,404,976
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	6,918,001	(40,629,610)	(4,012,763)	4,956,291

Net increase (decrease) in net assets resulting from operations	(4,121,378)	90,961,383	(4,138,511)	5,476,060

Dividends paid from:
Investor Class
Net investment income	—	—	—	(29,439)
Net realized gains	(119,772,338)	(22,822,588)	(958,580)	—

	(119,772,338)	(22,822,588)	(958,580)	(29,439)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	(18,740,216)	(1,317,073)	—	—

	(18,740,216)	(1,317,073)	—	—

Capital share transactions:
Investor Class
Shares sold	143,480,520	257,284,741	15,716,082	53,513,984
Shares issued to holders in reinvestment of dividends	117,452,918	22,299,104	881,647	28,983
Shares redeemed	(135,889,688)	(190,917,065)	(12,953,811)	(39,349,330)
Redemption fees	30,582	32,774	8,967	59,862

Net increase (decrease)	125,074,332	88,699,554	3,652,885	14,253,499

Institutional Class
Shares sold	34,962,622	105,047,781	1,152,890	—
Shares issued to holders in reinvestment of dividends	17,489,140	1,317,073	—	—
Shares redeemed	(9,289,916)	(5,212,229)	—	—
Redemption fees	1,996	561	—	—

Net increase (decrease)	43,163,842	101,153,186	1,152,890	—

Total increase (decrease) in net assets	25,604,242	256,674,462	(291,316)	19,700,120

Net assets:
Beginning of period	1,165,129,477	908,455,015	63,849,889	44,149,769

End of period	$1,190,733,719	$1,165,129,477	$63,558,573	$63,849,889

Undistributed net investment income (loss) included in net assets at end of period	$(10,185,995)	$(8,200,589)	$(1,795,268)	$(1,394,746)

Capital share transactions — shares:
Investor Class
Shares sold	2,658,532	4,323,060	5,396,461	17,696,899
Shares issued to holders in reinvestment of dividends	2,179,898	385,598	291,936	10,029
Shares redeemed	(2,561,330)	(3,235,178)	(4,569,589)	(13,093,287)

Net increase (decrease) in shares outstanding	2,277,100	1,473,480	1,118,808	4,613,641

Institutional Class
Shares sold	654,898	1,739,883	426,532	—
Shares issued to holders in reinvestment of dividends	323,514	22,720	—	—
Shares redeemed	(169,953)	(86,771)	—	—

Net increase (decrease) in shares outstanding	808,459	1,675,832	426,532	—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

MARCH 31, 2016 (UNAUDITED)

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30, 2015

$(96,933)	$(77,515)	$(4,916,956)	$(7,933,740)	$(2,033,664)	$4,660,025
(1,311,902)	(4,968,701)	(44,878,971)	(10,258,156)	(49,842,282)	(37,208,268)
2,806,126	(4,625,817)	59,589,013	(134,735,257)	11,765,905	(156,479,551)

1,397,291	(9,672,033)	9,793,086	(152,927,153)	(40,110,041)	(189,027,794)

—	(85,929)	(132,483)	(1,814,628)	(1,618,755)	(6,526,410)
—	—	—	—	—	(19,311,554)

—	(85,929)	(132,483)	(1,814,628)	(1,618,755)	(25,837,964)

—	(151,968)	—	—	—	—
—	—	—	—	—	—

—	(151,968)	—	—	—	—

4,471,697	7,293,767	69,047,218	180,971,456	207,282,001	490,118,465
—	85,177	117,400	1,494,676	1,545,813	24,103,894
(5,117,497)	(10,592,721)	(376,005,987)	(504,253,544)	(387,666,614)	(596,403,419)
338	596	4,226	14,069	16,436	25,583

(645,462)	(3,213,181)	(306,837,143)	(321,773,343)	(178,822,364)	(82,155,477)

1,267,144	3,739,143	120,840,468	—	97,183,690	—
—	151,968	—	—	—	—
(1,318,745)	(11,784,081)	(278,647)	—	(162,194)	—
—	4,245	—	—	—	—

(51,601)	(7,888,725)	120,561,821	—	97,021,496	—

700,228	(21,011,836)	(176,614,719)	(476,515,124)	(123,529,664)	(297,021,235)

37,796,120	58,807,956	981,366,727	1,457,881,851	1,027,673,060	1,324,694,295

$38,496,348	$37,796,120	$804,752,008	$981,366,727	$904,143,396	$1,027,673,060

$(374,800)	$(277,867)	$(18,674,431)	$(13,624,992)	$(2,105,388)	$1,547,031

545,494	723,608	29,147,662	67,698,717	77,966,653	162,889,608
—	8,392	48,512	561,908	574,651	7,800,613
(623,335)	(1,085,598)	(160,037,720)	(190,175,016)	(146,005,522)	(198,903,713)

(77,841)	(353,598)	(130,841,546)	(121,914,391)	(67,464,218)	(28,213,492)

160,938	363,354	52,731,346	—	37,543,756	—
—	14,899	—	—	—	—
(152,659)	(1,202,260)	(116,425)	—	(61,769)	—

8,279	(824,007)	52,614,921	—	37,481,987	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		INTERNATIONAL GROWTH FUND
	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30, 2015

Operations:
Net investment income (loss)	$(911,008)	$(1,988,404)	$(5,185,381)	$(4,282,733)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	4,819,745	21,190,451	27,266,973	(15,787,782)
Net realized gain (loss) on options written	—	—	—	—
Net realized gain (loss) on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	2,307,272	(24,943,634)	48,353,305	77,362,244

Net increase (decrease) in net assets resulting from operations	6,216,009	(5,741,587)	70,434,897	57,291,729

Dividends paid from:
Investor Class
Net investment income	(427,375)	(470,408)	—	(284,964)
Net realized gains	(19,259,921)	(26,548,276)	—	(8,896,949)

	(19,687,296)	(27,018,684)	—	(9,181,913)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	15,263,430	24,113,199	167,028,850	304,243,470
Shares issued to holders in reinvestment of dividends	19,452,688	26,821,337	—	8,765,593
Shares redeemed	(23,725,014)	(54,874,473)	(337,892,945)	(466,136,694)
Redemption fees	6,940	3,950	5,737	26,761

Net increase (decrease)	10,998,044	(3,935,987)	(170,858,358)	(153,100,870)

Institutional Class
Shares sold	1,508,962	—	179,589,914	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	(182,850)	—
Redemption fees	—	—	1,546	—

Net increase (decrease)	1,508,962	—	179,408,610	—

Total increase (decrease) in net assets	(964,281)	(36,696,258)	78,985,149	(104,991,054)

Net assets:
Beginning of period	155,967,892	192,664,150	1,316,095,088	1,421,086,142

End of period	$155,003,611	$155,967,892	$1,395,080,237	$1,316,095,088

Undistributed net investment income (loss) included in net assets at end of period	$(3,596,923)	$(2,258,540)	$(9,834,787)	$(4,649,406)

Capital share transactions — shares:
Investor Class
Shares sold	4,888,166	6,305,552	5,828,470	10,961,555
Shares issued to holders in reinvestment of dividends	5,704,601	7,229,471	—	333,419
Shares redeemed	(7,087,293)	(14,099,286)	(11,839,899)	(17,143,695)

Net increase (decrease) in shares outstanding	3,505,474	(564,263)	(6,011,429)	(5,848,721)

Institutional Class[1]
Shares sold	496,161	—	6,293,049	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	(6,329)	—

Net increase (decrease) in shares outstanding	496,161	—	6,286,720	—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

MARCH 31, 2016 (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND		LONG/SHORT FUND
Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

$(2,053,470)	$(1,455,524)	$2,352,015	$4,417,033	$753,988	$3,700,470
212,790	22,684,497	382,711	23,888,706	(86,785,891)	113,223,926
—	—	97,399	—	—	(1,377,491)
—	—	—	—	(20,079,316)	(2,298,097)
44,949,349	(30,215,034)	13,040,987	(44,068,657)	137,450,809	(484,033,257)

43,108,669	(8,986,061)	15,873,112	(15,762,918)	31,339,590	(370,784,449)

—	—	(2,010,236)	(4,717,198)	(364,125)	(13,117,322)
(22,512,072)	(32,985,697)	(20,730,247)	(90,487,206)	(49,332,592)	(75,718,399)

(22,512,072)	(32,985,697)	(22,740,483)	(95,204,404)	(49,696,717)	(88,835,721)

—	—	(27,251)	(58,397)	(479,596)	(10,613,371)
—	—	(252,053)	(1,885,955)	(22,243,655)	(50,288,258)

—	—	(279,304)	(1,944,352)	(22,723,251)	(60,901,629)

66,076,340	185,060,513	5,897,060	12,556,127	54,515,849	230,166,705
22,015,075	32,189,321	22,424,114	94,061,044	49,262,675	86,127,189
(131,349,142)	(61,450,925)	(53,288,924)	(160,845,016)	(437,319,273)	(1,090,754,118)
4,133	8,758	196	3,511	4,673	43,449

(43,253,594)	155,807,667	(24,967,554)	(54,224,334)	(333,536,076)	(774,416,775)

84,328,961	—	2,391,412	213,244	22,226,213	168,746,062
—	—	276,502	1,934,190	22,325,848	58,822,477
(867,162)	—	(1,218,648)	(6,667,455)	(384,453,639)	(626,995,982)
146	—	1,040	—	101,323	74,853

83,461,945	—	1,450,306	(4,520,021)	(339,800,255)	(399,352,590)

60,804,948	113,835,909	(30,663,923)	(171,656,029)	(714,416,709)	(1,694,291,164)

453,495,126	339,659,217	245,580,983	417,237,012	1,024,983,888	2,719,275,052

$514,300,074	$453,495,126	$214,917,060	$245,580,983	$310,567,179	$1,024,983,888

$(2,764,052)	$(710,582)	$296,775	$(17,753)	$240,469	$330,202

23,852,539	65,274,231	699,477	1,202,742	4,497,093	15,339,817
7,862,527	12,055,926	2,616,695	9,575,413	4,332,689	5,703,787
(48,752,293)	(21,478,869)	(6,127,555)	(15,418,721)	(37,679,806)	(75,345,316)

(17,037,227)	55,851,288	(2,811,383)	(4,640,566)	(28,850,024)	(54,301,712)

31,616,629	—	259,275	21,708	1,831,061	11,145,839
—	—	32,339	196,684	1,961,850	3,892,950
(312,690)	—	(132,491)	(681,797)	(31,954,283)	(44,674,081)

31,303,939	—	159,123	(463,405)	(28,161,372)	(29,635,292)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations:
Net investment income (loss)	$(1,675,100)	$(2,613,931)	$(785,970)	$(879,035)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	6,495,614	42,447,306	(190,870)	18,597,991
Net realized gain on options written	—	—	—	272,422
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(3,100,377)	(30,582,373)	2,899,742	(2,960,212)

Net increase (decrease) in net assets resulting from operations	1,720,137	9,251,002	1,922,902	15,031,166

Dividends paid from:
Investor Class
Net investment income	—	(57,541)	—	—
Net realized gains	(40,544,074)	(13,743,034)	(17,904,955)	(21,640,698)

	(40,544,074)	(13,800,575)	(17,904,955)	(21,640,698)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	3,934,857	8,870,349	24,707,865	18,213,412
Shares issued to holders in reinvestment of dividends	38,421,674	13,148,507	17,528,757	21,205,896
Shares redeemed	(17,910,258)	(37,976,905)	(11,625,801)	(37,443,746)
Redemption fees	1,335	3,154	10,984	2,428

Net increase (decrease)	24,447,608	(15,954,895)	30,621,805	1,977,990

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase	—	—	—	—

Total increase (decrease) in net assets	(14,376,329)	(20,504,468)	14,639,752	(4,631,542)

Net assets:
Beginning of period	273,310,843	293,815,311	154,168,864	158,800,406

End of period	$258,934,514	$273,310,843	$168,808,616	$154,168,864

Undistributed net investment income (loss) included in net assets at end of period	$(2,439,889)	$(764,789)	$(763,193)	$22,777

Capital share transactions — shares:
Investor Class
Shares sold	582,504	1,119,278	9,261,436	6,134,016
Shares issued to holders in reinvestment of dividends	5,777,695	1,700,971	6,565,078	7,655,558
Shares redeemed	(2,733,816)	(4,853,557)	(4,374,734)	(12,687,971)

Net increase (decrease) in shares outstanding	3,626,383	(2,033,308)	11,451,780	1,101,603

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

MARCH 31, 2016 (UNAUDITED)

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

$(7,613,861)	$(17,146,891)	$566,528	$2,406,464	$2,171,803	$2,881,370
94,450,324	339,817,590	(6,704,861)	10,252,311	(8,369,722)	3,027,134
—	—	—	—	—	—
(54,063,565)	(290,530,333)	4,031,790	(5,669,868)	6,711,408	(15,972,843)

32,772,898	32,140,366	(2,106,543)	6,988,907	513,489	(10,064,339)

—	—	(1,366,133)	—	(1,246,231)	(4,052,160)
(322,361,340)	(210,961,388)	—	—	(2,658,712)	(5,830,282)

(322,361,340)	(210,961,388)	(1,366,133)	—	(3,904,943)	(9,882,442)

—	—	(98,715)	—	—	—
—	—	—	—	—	—

—	—	(98,715)	—	—	—

118,761,445	306,525,902	26,282,205	42,777,490	4,054,108	67,443,100
309,835,993	202,491,582	1,301,422	—	3,844,721	9,799,845
(314,163,871)	(549,309,702)	(25,237,490)	(57,465,289)	(30,984,262)	(63,607,687)
56,413	63,180	670	12,491	2,032	14,686

114,489,980	(40,229,038)	2,346,807	(14,675,308)	(23,083,401)	13,649,944

50,758,166	—	2,968,402	11,214,884	—	—
—	—	98,258	—	—	—
(715,541)	—	(2,304,217)	(2,892,431)	—	—
—	—	44	2,995	—	—

50,042,625	—	762,487	8,325,448	—	—

(125,055,837)	(219,050,060)	(462,097)	639,047	(26,474,855)	(6,296,837)

2,000,587,633	2,219,637,693	276,595,262	275,956,215	88,660,923	94,957,760

$1,875,531,796	$2,000,587,633	$276,133,165	$276,595,262	$62,186,068	$88,660,923

$(19,781,425)	$(12,167,564)	$425,543	$1,323,863	$1,023,934	$98,362

2,909,323	5,977,502	4,564,028	6,914,700	391,850	5,399,978
7,380,562	4,103,173	216,904	—	373,788	806,797
(7,659,124)	(10,734,199)	(4,437,072)	(9,548,655)	(3,112,974)	(5,270,070)

2,630,761	(653,524)	343,860	(2,633,955)	(2,347,336)	936,705

1,365,087	—	555,852	1,844,006	—	—
—	—	16,322	—	—	—
(19,004)	—	(380,253)	(450,381)	—	—

1,346,083	—	191,921	1,393,625	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	ULTRA GROWTH FUND		WORLD INNOVATORS FUND
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30, 2015

Operations:
Net investment income (loss)	$(517,173)	$(1,149,038)	$(883,713)	$(1,611,952)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	4,032,088	9,017,957	4,650,313	20,035,191
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(3,308,359)	(3,043,910)	1,704,885	(17,578,392)

Net increase in net assets resulting from operations	206,556	4,825,009	5,471,485	844,847

Dividends paid from:
Investor Class
Net investment income	—	(50,881)	—	—
Net realized gains	(8,679,065)	(29,102,465)	(24,130,023)	(25,428,998)

	(8,679,065)	(29,153,346)	(24,130,023)	(25,428,998)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	2,867,862	4,721,549	14,194,632	23,707,197
Shares issued to holders in reinvestment of dividends	8,403,349	28,117,008	22,861,112	23,823,818
Shares redeemed	(6,401,350)	(15,331,162)	(18,681,679)	(89,996,316)
Redemption fees	1,197	2,527	435	10,860

Net increase (decrease)	4,871,058	17,509,922	18,374,500	(42,454,441)

Institutional Class
Shares sold	—	—	81,090	—

Net increase	—	—	81,090	—

Total increase (decrease) in net assets	(3,601,451)	(6,818,415)	(202,948)	(67,038,592)

Net assets:
Beginning of period	96,015,292	102,833,707	186,272,023	253,310,615

End of period	$92,413,841	$96,015,292	$186,069,075	$186,272,023

Undistributed net investment income (loss) included in net assets at end of period	$1,278,902	$1,796,075	$(1,738,380)	$(854,667)

Capital share transactions — shares:
Investor Class
Shares sold	163,152	228,979	731,954	1,119,343
Shares issued to holders in reinvestment of dividends	459,702	1,481,402	1,198,171	1,171,279
Shares redeemed	(372,645)	(738,870)	(976,171)	(4,257,523)

Net increase (decrease) in shares outstanding	250,209	971,511	953,954	(1,966,901)

Institutional Class
Shares sold	—	—	4,734	—

Net increase in shares outstanding	—	—	4,734	—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

MARCH 31, 2016 (UNAUDITED)

INCOME FUND		U.S. TREASURY FUND
Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

$1,043,836	$1,719,040	$3,683,748	$6,605,799
(37,050)	407,021	(409,147)	40,074,870
338,944	(23,148)	20,473,714	(26,646,790)

1,345,730	2,102,913	23,748,315	20,033,879

(1,063,416)	(1,693,986)	(3,662,635)	(6,608,427)
—	—	(15,905,989)	—

(1,063,416)	(1,693,986)	(19,568,624)	(6,608,427)

—	—	—	—
—	—	—	—

—	—	—	—

15,221,584	19,309,510	105,053,671	263,443,321
839,574	1,594,129	18,703,954	6,348,154
(17,958,372)	(29,108,583)	(71,961,707)	(180,211,720)
5,479	2,724	86,064	192,080

(1,891,735)	(8,202,220)	51,881,982	89,771,835

—	—	—	—

—	—	—	—

(1,609,421)	(7,793,293)	56,061,673	103,197,287

108,958,886	116,752,179	327,860,917	224,663,630

$107,349,465	$108,958,886	$383,922,590	$327,860,917

$14,284	$33,864	$232	$(20,881)

1,498,330	1,896,861	5,735,058	14,002,689
82,740	156,439	1,090,197	341,021
(1,768,259)	(2,856,744)	(3,966,608)	(9,698,391)

(187,189)	(803,444)	2,858,647	4,645,319

—	—	—	—

—	—	—	—

WASATCH FUNDS — Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$57.83	(0.04)	0.17	0.13	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14)[15]	5.95	5.81	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01		—	—	—
Year ended 9/30/12	$32.63	(0.26)	9.04	8.78	—	[4]	—	—	—
Year ended 9/30/11	$29.95	(0.19)	2.87	2.68	—	[4]	—	—	—
Core Growth Fund — Institutional Class
Six Months ended 3/31/16 (unaudited)	$57.99	(0.02)	0.18	0.16	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06	5.79	5.85	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	—	[4]	—	—	—
Period ended 9/30/12[8]	$38.32	(0.16)	3.28	3.12	—		—	—	—
Emerging India Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$3.07	(0.01)	(0.17)	(0.18)	—	[4]	—	(0.04)	(0.04)
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Year ended 9/30/13	$2.02	(0.01)	(0.23)	(0.24)	—	[4]	—	—	—
Year ended 9/30/12	$1.83	(0.01)	0.21	0.20	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/11[10]	$2.00	— [4]	(0.17)	(0.17)	—	[4]	—	—	—
Emerging India Fund — Institutional Class
Period ended 3/31/16 (unaudited)[20]	$2.82	— [4]	0.03	0.03	—		—	—	—
Emerging Markets Select Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$8.35	(0.03)	0.32	0.29	—	[4]	—	—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/13[13]	$10.00	(—)[4]	(0.44)	(0.44)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Six Months ended 3/31/16 (unaudited)	$8.41	(0.02)	0.32	0.30	—		—	—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)	—	(0.05)
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Period ended 9/30/13[14]	$10.00	(—)[4]	(0.39)	(0.39)	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$2.39	(0.03)	0.06	0.03	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/13	$2.66	0.01	0.01	0.02	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/12	$2.16	0.01	0.49	0.50	—	[4]	—	—	—
Year ended 9/30/11	$2.37	— [4]	(0.21)	(0.21)	—	[4]	— [4]	—	— [4]
Emerging Markets Small Cap Fund — Institutional Class
Period ended 3/31/16 (unaudited)[20]	$2.31	— [4]	0.11	0.11	—		—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$2.77	(0.01)	(0.11)	(0.12)	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13	$2.41	0.01	0.55	0.56	—	[4]	— [4]	— [4]	— [4]
Period ended 9/30/12[9]	$2.00	0.01	0.40	0.41	—	[4]	—	—	—
Frontier Emerging Small Countries Fund — Institutional Class
Period ended 3/31/16 (unaudited)[20]	$2.58	— [4]	0.08	0.08	—		—	—	—
Global Opportunities Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$3.51	(0.01)	0.16	0.15	—	[4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$4.15	(0.02)	0.93	0.91	—	[4]	—	(0.48)	(0.48)
Year ended 9/30/12	$3.68	(0.03)	0.93	0.90	—	[4]	—	(0.43)	(0.43)
Year ended 9/30/11	$3.97	(0.02)	(0.13)	(0.15)	—	[4]	—	(0.14)	(0.14)
Global Opportunities Fund — Institutional Class
Period ended 3/31/16 (unaudited)[20]	$3.09	— [4]	0.11	0.11	—		—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$51.24	(0.34)	1.20	[5]	1.20	[5]	(0.35)	(0.35)	$1,015,590	9%
$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[15]	(0.29)[15]	$1,014,515	39%
$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%
$52.49	26.76	1.21	[5]	1.21	[5]	(0.39)	(0.39)	$924,304	16%
$41.41	26.91	1.23	[5]	1.23	[5]	(0.70)	(0.70)	$581,371	28%
$32.63	8.95	1.22		1.22		(0.57)	(0.57)	$433,294	27%

$51.43	(0.28)	1.10	[5]	1.09	[5]	(0.24)	(0.23)	$175,144	9%
$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[15]	(0.30)[15]	$150,614	39%
$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%
$52.57	26.86	1.12	[5]	1.32	[5]	(0.32)	(0.52)[5]	$19,971	16%
$41.44	8.14	1.12	[5]	1.55	[5]	(0.62)	(1.05)	$9,101	28%

$2.85	(5.86)	1.89	[5]	2.01	[5]	(1.25)	(1.37)	$62,342	27%
$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%
$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%
$1.78	(11.88)	1.95	[5]	2.99	[5]	(0.99)	(2.03)	$15,938	40%
$2.02	11.42	1.95	[5]	3.41	[5]	(0.65)	(2.11)	$13,658	17%
$1.83	(8.50)	1.95		4.85		(0.07)	(2.97)	$10,580	2%

$2.85	1.06	1.51	[5]	4.16	[5]	0.37	(2.28)	$1,216	27%

$8.64	3.47	1.63	[5]	2.07	[5]	(0.64)	(1.08)	$18,481	32%
$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%
$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%
$9.56	(4.40)	1.69	[5]	2.40	[5]	0.04	(0.67)	$29,374	43%

$8.71	3.57	1.40	[5]	1.78	[5]	(0.41)	(0.79)	$20,015	32%
$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%
$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%
$9.61	(3.90)	1.50	[5]	2.21	[5]	(0.18)	(0.89)	$28,861	43%

$2.42	1.27	1.96	[6]	2.08	[6]	(1.15)	(1.27)	$677,248	24%
$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%
$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%
$2.67	0.85	1.95	[5]	2.06	[5]	0.21	0.09	$1,785,681	41%
$2.66	23.15	1.95	[5]	2.13	[5]	0.29	0.11	$1,482,265	39%
$2.16	(8.85)	1.96		2.19		0.22	(0.01)	$774,198	48%

$2.42	4.76	1.81	[6]	1.85	[6]	0.20	0.16	$127,504	24%

$2.65	(4.17)	2.25	[5]	2.41	[5]	(0.46)	(0.61)	$804,449	26%
$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%
$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%
$2.97	22.88	2.25	[5]	2.43	[5]	0.81	0.63	$730,694	13%
$2.41	20.50	2.25	[5]	3.64	[5]	1.31	(0.08)	$33,045	5%

$2.66	3.10	2.05	[5]	2.12	[5]	1.12	1.06	$99,694	26%

$3.20	3.39	1.75	[6]	1.75	[6]	(1.18)	(1.18)	$153,416	26%
$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%
$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%
$4.58	24.23	1.80	[5]	1.80	[5]	(0.70)	(0.70)	$220,460	43%
$4.15	26.69	1.84	[5]	1.84	[5]	(0.61)	(0.61)	$153,582	38%
$3.68	(4.21)	1.94		1.94		(0.41)	(0.41)	$199,855	59%

$3.20	3.56	1.35	[5]	3.07	[5]	0.24	(1.48)	$1,588	26%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Growth Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$27.88	(0.14)	1.64	1.50	—	[4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01		(0.08)	—	(0.08)
Year ended 9/30/12	$17.21	0.09	5.14	5.23	—	[4]	—	—	—
Year ended 9/30/11	$18.66	— [4]	(1.46)	(1.46)	0.01		—	—	—
International Growth Fund — Institutional Class
Period ended 3/31/16 (unaudited)[20]	$28.46	0.02	0.91	0.93	—	[4]	—	—	—
International Opportunities Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$2.74	(0.02)	0.27	0.25	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
Year ended 9/30/13	$2.41	(—)[4]	0.53	0.53	—	[4]	—	—	—
Year ended 9/30/12	$2.24	— [4]	0.44	0.44	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/11	$2.57	(0.01)	(0.25)	(0.26)	—	[4]	—	(0.07)	(0.07)
International Opportunities Fund — Institutional Class
Period ended 3/31/16 (unaudited)[20]	$2.71	— [4]	0.16	0.16	—	[4]	—	—	—
Large Cap Value Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$8.84	0.09	0.54	0.63	—	[4]	(0.08)	(0.83)	(0.91)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	—	[4]	(0.20)	(0.13)	(0.33)
Year ended 9/30/12	$11.85	0.20	2.46	2.66	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$12.64	0.17	(0.79)	(0.62)	—	[4]	(0.17)	—	(0.17)
Large Cap Value Fund — Institutional Class
Six Months ended 3/31/16 (unaudited)	$8.84	0.19	0.43	0.62	—	[4]	(0.08)	(0.83)	(0.91)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
Year ended 9/30/13	$14.31	0.22	2.39	2.61	—	[4]	(0.22)	(0.13)	(0.35)
Period ended 9/30/12[8]	$13.77	0.12	0.57	0.69	—	[4]	(0.15)	—	(0.15)
Long/Short Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$12.36	(0.02)	0.90	0.88	—	[4]	(0.01)	(1.24)	(1.25)
Year ended 9/30/15	$16.29	0.02	(3.00)	(2.98)	—	[4]	(0.14)	(0.81)	(0.95)
Year ended 9/30/14	$15.82	0.17	0.65	0.82	—	[4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/12	$11.85	(0.02)	1.83	1.81	—	[4]	—	—	—
Year ended 9/30/11	$11.74	(0.04)	0.16	0.12	—	[4]	(0.01)	—	(0.01)
Long/Short Fund — Institutional Class
Six Months ended 3/31/16 (unaudited)	$12.38	0.25	0.63	0.88	0.02		(0.02)	(1.24)	(1.26)
Year ended 9/30/15	$16.32	0.06	(3.02)	(2.96)	—	[4]	(0.17)	(0.81)	(0.98)
Year ended 9/30/14	$15.83	0.18	0.66	0.84	—	[4]	—	(0.35)	(0.35)
Period ended 9/30/13[14]	$13.80	(0.01)	2.07	2.06	—	[4]	—	(0.03)	(0.03)
Micro Cap Fund
Six Months ended 3/31/16 (unaudited)	$7.21	(0.04)	0.15	0.11	—	[4]	—	(1.09)	(1.09)
Year ended 9/30/15	$7.36	(0.08)[16]	0.28	0.20	—	[4]	— [4]	(0.35)	(0.35)
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—
Year ended 9/30/13	$5.71	(0.10)	1.81	1.71	—	[4]	—	—	—
Year ended 9/30/12	$4.40	(0.09)	1.40	1.31	—	[4]	—	—	—
Year ended 9/30/11	$4.44	(0.06)	0.02	(0.04)	—	[4]	—	—	—
Micro Cap Value Fund
Six Months ended 3/31/16 (unaudited)	$2.87	(0.01)	0.05	0.04	—	[4]	—	(0.32)	(0.32)
Year ended 9/30/15	$3.02	(0.02)[17]	0.31	0.29	—	[4]	—	(0.44)	(0.44)
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	(0.57)
Year ended 9/30/13	$2.85	(0.03)	0.91	0.88	—	[4]	—	(0.28)	(0.28)
Year ended 9/30/12	$2.24	(0.04)	0.65	0.61	—	[4]	—	—	—
Year ended 9/30/11	$2.38	(0.04)	(0.10)	(0.14)	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$29.38	5.38	1.52	[5]	1.52	[5]	(0.80)	(0.80)	$1,210,300	30%
$27.88	4.83	1.50	[5]	1.50	[5]	(0.32)	(0.32)	$1,316	46%
$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49	[5]	1.49	[5]	0.25	0.25	$1,326,931	44%
$22.44	30.39	1.57	[6]	1.57	[6]	0.51	0.51	$434,824	44%
$17.21	(7.77)	1.66		1.66		(0.01)	(0.01)	$281,481	70%

$29.39	3.27	1.35	[5]	1.35	[5]	1.14	1.14	$184,780	30%

$2.86	9.34	2.25	[5]	2.37	[5]	(0.95)	(1.07)	$424,528	17%
$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%
$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%
$2.94	21.99	2.25	[5]	2.42	[5]	(0.03)	(0.20)	$278,216	49%
$2.41	22.33	2.25	[6]	2.48	[6]	(0.16)	(0.39)	$194,563	41%
$2.24	(10.49)	2.25		2.55		(0.58)	(0.88)	$151,569	108%

$2.87	5.90	1.91	[5]	1.91	[5]	1.86	1.86	$89,772	17%

$8.56	7.15	1.10	[5]	1.17	[5]	2.04	1.97	$212,082	12%
$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%
$12.69	11.78	1.11	5 11	1.12	5 11	1.38	1.37	$409,169	53%
$16.57	18.40	1.10	[5]	1.16	[5]	1.27	1.21	$786,910	47%
$14.31	22.50	1.10	[5]	1.15	[5]	1.42	1.37	$1,298,365	14%
$11.85	(5.08)	1.10		1.11		1.24	1.23	$1,546,471	26%

$8.55	7.11	0.97	[5]	1.95	[5]	2.02	1.03	$2,835	12%
$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%
$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%
$16.57	18.54	0.98	[5]	1.35	[5]	1.37	1.00	$15,444	47%
$14.31	5.02	0.98	[5]	1.31	[5]	1.44	1.11	$15,511	14%

$11.99	7.64	1.79	6 7	1.79	6 7	0.15	0.15	$252,010	23%
$12.36	(19.33)	1.61	[7]	1.61	[7]	0.12	0.12	$616,192	44%
$16.29	5.21	1.53	7 12	1.53	7 12	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51	[7]	1.51	[7]	(0.22)	(0.22)	$1,479,371	47%
$13.66	15.27	1.51	[7]	1.51	[7]	(0.20)	(0.20)	$1,537,220	71%
$11.85	0.98	1.63	[7]	1.63	[7]	(0.44)	(0.44)	$833,298	82%

$12.02	7.87	1.47	6 7	1.51	6 7	0.35	0.31	$58,557	23%
$12.38	(19.19)	1.47	[7]	1.47	[7]	0.25	0.25	$408,792	44%
$16.32	5.33	1.42	[7]	1.42	[7]	1.18	1.18	$1,022,568	47%
$15.83	14.99	1.39	[7]	1.40	[7]	(0.16)	(0.17)	$824,780	47%

$6.23	0.54	1.92	[5]	1.92	[5]	(1.27)	(1.27)	$258,935	22%
$7.21	2.45	1.90	[5]	1.90	[5]	(0.85)[16]	(0.85)[16]	$273,311	31%
$7.36	(0.81)	1.97		1.97		(1.67)	(1.67)	$293,815	26%
$7.42	29.95	2.13	[5]	2.13	[5]	(1.28)	(1.28)	$323,175	17%
$5.71	29.77	2.14	[5]	2.14	[5]	(1.50)	(1.50)	$289,449	25%
$4.40	(0.90)	2.14		2.14		(1.05)	(1.05)	$253,415	30%

$2.59	1.11	1.95	[5]	2.03	[5]	(0.98)	(1.06)	$168,809	33%
$2.87	9.99	1.96	[6]	2.02	[6]	(0.55)[17]	(0.61)[17]	$154,169	53%
$3.02	3.26	2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%
$3.45	33.92	2.25	[5]	2.25	[5]	(0.92)	(0.92)	$166,487	66%
$2.85	27.23	2.25	[5]	2.31	[5]	(1.27)	(1.33)	$138,299	78%
$2.24	(5.88)	2.25		2.28		(1.21)	(1.24)	$142,795	94%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Growth Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$45.97	(0.15)	1.30	1.15	—	[4]	—	(7.63)	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—	(4.81)	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	—	[4]	—	(2.89)	(2.89)
Year ended 9/30/12	$35.37	(0.29)	10.40	10.11	—	[4]	—	(1.66)	(1.66)
Year ended 9/30/11	$34.24	(0.13)	1.26	1.13	—	[4]	—	—	—
Small Cap Growth Fund — Institutional Class
Period ended 3/31/16 (unaudited)[20]	$37.58	(0.01)	1.93	1.92	—		—	—	—
Small Cap Value Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$5.86	0.01	(0.06)	(0.05)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.69	0.05 [18]	0.12	0.17	—	[4]	—	—	—
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—
Year ended 9/30/13	$3.81	(0.01)	1.32	1.31	—	[4]	—	—	—
Year ended 9/30/12	$3.12	(0.03)	0.72	0.69	—	[4]	—	—	—
Year ended 9/30/11	$3.08	(0.02)	0.06	0.04	—	[4]	—	—	—
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/16 (unaudited)	$5.88	0.02	(0.06)	(0.04)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.72	0.05 [18]	0.11	0.16	—	[4]	—	—	—
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—
Year ended 9/30/13	$3.82	(0.01)	1.33	1.32	—	[4]	—	—	—
Period ended 9/30/12[8]	$3.68	(0.01)	0.15	0.14	—		—	—	—
Strategic Income Fund
Six Months ended 3/31/16 (unaudited)	$10.49	0.33	(0.11)	0.22	—	[4]	(0.17)	(0.35)	(0.52)
Year ended 9/30/15	$12.63	0.30	(1.38)	(1.08)	—	[4]	(0.44)	(0.62)	(1.06)
Year ended 9/30/14	$11.08	0.32	1.74	2.06	—	[4]	(0.35)	(0.16)	(0.51)
Year ended 9/30/13	$9.30	0.33	1.78	2.11	—	[4]	(0.33)	—	(0.33)
Year ended 9/30/12	$7.57	0.16	1.77	1.93	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$7.51	0.25	0.06	0.31	—	[4]	(0.25)	—	(0.25)
Ultra Growth Fund
Six Months ended 3/31/16 (unaudited)	$18.06	(0.11)	0.30	0.19	—	[4]	—	(1.65)	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	—	[4]	—	(3.07)	(3.07)
Year ended 9/30/12	$20.11	(0.08)	3.98	3.90	—	[4]	—	(1.18)	(1.18)
Year ended 9/30/11	$19.80	(0.17)	0.48	0.31	—	[4]	—	—	—
World Innovators Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	$20.17	(0.08)	0.80	0.72	—	[4]	—	(2.63)	(2.63)
Year ended 9/30/15	$22.62	(0.21)	0.30	0.09	—	[4]	—	(2.54)	(2.54)
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	—	[4]	—	(1.20)	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	—	[4]	—	—	—
Year ended 9/30/12	$14.71	(0.12)	3.96	3.84	—	[4]	—	—	—
Year ended 9/30/11	$13.65	(0.13)	1.19	1.06	—	[4]	—	—	—
World Innovators Fund — Institutional Class
Period ended 3/31/16 (unaudited)[20]	$17.54	(0.01)	0.74	0.73	—		—	—	—
Income Fund
Six Months ended 3/31/16 (unaudited)	$10.18	0.10	0.03	0.13	—	[4]	(0.10)	—	(0.10)
Year ended 9/30/15	$10.15	0.16	0.03	0.19	—	[4]	(0.16)	—	(0.16)
Year ended 9/30/14	$10.13	0.17	0.02	0.19	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—		(0.17)	—	(0.17)
Year ended 9/30/12	$10.32	0.20	0.12	0.32	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$10.34	0.25	(0.02)	0.23	—	[4]	(0.25)	—	(0.25)
U.S. Treasury Fund
Six Months ended 3/31/16 (unaudited)	$18.42	0.19	1.04	1.23	—	[4]	(0.19)	(0.87)	(1.06)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	(0.38)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01		(0.44)	(0.35)	(0.79)
Year ended 9/30/12	$18.75	0.42	0.77	1.19	0.01		(0.42)	(0.78)	(1.20)
Year ended 9/30/11	$17.17	0.52	2.63	3.15	0.02		(0.52)	(1.07)	(1.59)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$39.49	1.51	1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,822,368	15%
$45.97	0.39	1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%
$50.25	1.09	1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34	1.23	[5]	1.23	[5]	(0.42)	(0.42)	$2,487,031	10%
$43.82	29.41	1.24	[5]	1.24	[5]	(0.73)	(0.73)	$1,824,781	20%
$35.37	3.30	1.23		1.23		(0.32)	(0.32)	$1,297,982	23%

$39.50	5.11	1.05	[5]	1.14	[5]	(0.52)	(0.60)	$53,164	15%

$5.78	(0.86)	1.23	[5]	1.23	[5]	0.41	0.41	$256,321	32%
$5.86	2.99	1.21	[5]	1.21	[5]	0.82 [18]	0.82 [18]	$257,655	57%
$5.69	11.13	1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%
$5.12	34.38	1.26	[5]	1.27	[5]	(0.21)	(0.22)	$201,581	40%
$3.81	22.12	1.46	[5]	1.46	[5]	(0.73)	(0.73)	$166,330	55%
$3.12	1.30	1.78		1.78		(0.65)	(0.65)	$169,401	46%

$5.81	(0.80)	1.12	[5]	1.21	[5]	0.53	0.44	$19,812	32%
$5.88	2.97	1.15	[5]	1.20	[5]	0.92 [18]	0.87 [18]	$18,941	57%
$5.72	11.28	1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%
$5.14	34.55	1.15	[5]	1.46	[5]	(0.11)	(0.42)	$9,359	40%
$3.82	3.80	1.15	[5]	1.66	[5]	(0.42)	(0.93)	$7,243	55%

$10.19	2.05	0.95	[5]	1.04	[5]	5.66	5.57	$62,186	19%
$10.49	(9.54)	0.95	[5]	0.95	[5]	2.51	2.51	$88,661	78%
$12.63	18.94	0.95	[5]	0.96	[5]	2.59	2.58	$94,958	69%
$11.08	23.01	0.95	[5]	1.06	[5]	3.16	3.05	$66,579	54%
$9.30	25.61	0.95	[5]	1.14	[5]	1.74	1.55	$44,635	57%
$7.57	3.94	0.95		1.21		2.99	2.73	$24,057	62%

$16.60	0.22	1.34	[5]	1.34	[5]	(1.09)	(1.09)	$92,414	20%
$18.06	4.02	1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%
$23.67	2.66	1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%
$24.57	24.52	1.29	[5]	1.29	[5]	(0.64)	(0.64)	$151,697	25%
$22.83	20.13	1.32	[5]	1.32	[5]	(0.35)	(0.35)	$143,259	43%
$20.11	1.57	1.42		1.42		(0.51)	(0.51)	$134,203	60%

$18.26	2.99	1.79	[5]	1.79	[5]	(0.94)	(0.94)	$185,983	50%
$20.17	0.32	1.76	[5]	1.76	[5]	(0.76)	(0.76)	$186,272	100%
$22.62	2.69	1.73	[5]	1.73	[5]	(0.89)	(0.89)	$253,311	111%
$23.15	24.80	1.77	[5]	1.79	[5]	(0.84)	(0.86)	$266,911	84%
$18.55	26.10	1.85	[5]	1.85	[5]	(0.99)	(0.99)	$167,934	66%
$14.71	7.77	1.95		1.95		(0.84)	(0.84)	$72,493	85%

$18.27	4.16	1.55		24.96		(0.60)	(24.00)	$86	50%

$10.21	1.27	0.73	[5]	0.73	[5]	1.90	1.90	$107,349	18%
$10.18	1.87	0.72	[5]	0.72	[5]	1.57	1.57	$108,959	44%
$10.15	1.91	0.70	[5]	0.70	[5]	1.66	1.66	$116,752	13%
$10.13	(1.34)	0.71		0.71		1.67	1.67	$130,285	35%
$10.44	3.16	0.70	[5]	0.70	[5]	1.97	1.97	$139,186	48%
$10.32	2.26	0.71		0.71		2.42	2.42	$135,617	43%

$18.59	7.16	0.69	[5]	0.69	[5]	2.13	2.13	$383,923	7%
$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%
$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%
$15.33	(14.43)	0.71	[5]	0.71	[5]	2.46	2.46	$193,231	34%
$18.75	6.66	0.72	[5]	0.72	[5]	2.33	2.33	$271,495	13%
$18.75	22.06	0.75		0.76		3.44	3.43	$187,368	44%

WASATCH FUNDS — Notes to Financial Highlights	MARCH 31, 2016 (UNAUDITED)

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]	Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Six Months ended 3/31/16 (unaudited)	1.47%	1.47%
Year ended 9/30/15	1.30%	1.30%
Year ended 9/30/14	1.27%	1.27%
Year ended 9/30/13	1.28%	1.28%
Year ended 9/30/12	1.27%	1.27%
Year ended 9/30/11	1.30%	1.30%

Long/Short Fund — Institutional Class
Six Months ended 3/31/16 (unaudited)	1.17%	1.21%
Year ended 9/30/15	1.16%	1.16%
Year ended 9/30/14	1.16%	1.16%
Period ended 9/30/13[14]	1.17%	1.18%

[8]	Institutional class inception date was January 31, 2012.

[9]	Fund inception date was January 31, 2012.

[10]	Fund inception date was April 26, 2011.

[11]	Includes extraordinary expenses of 0.01% (see Note 7).

[12]	Includes extraordinary expenses of less than 0.01% (see Note 7).

[13]	Fund inception date was December 13, 2012.

[14]	Institutional class inception date was December 13, 2012.

[15]	Investment Income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Investor Class	Institutional Class
Net Investment Income Net of Waivers and Reimbursements	(0.58)%	(0.59)%
Net Investment Income Before Waivers and Reimbursements	(0.58)%	(0.60)%

[16]	Investment Income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.40)%.

[17]	Investment Income per share reflects a large, non-recurring dividend which amounted to $0.01. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income Before Waivers and Reimbursements.

[18]	Investment Income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Investor Class	Institutional Class
Net Investment Income Net of Waivers and Reimbursements	(0.00)%[19]	0.10%
Net Investment Income Before Waivers and Reimbursements	(0.00)%[19]	0.05%

[19]	Amount is less than 0.005%.

[20]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements	MARCH 31, 2016 (UNAUDITED)

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 19 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 13 funds offer Institutional Class shares: Core Growth Fund, Large Cap Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Small Cap Growth Fund and World Innovators Fund, which commenced operations on February 1, 2016. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2016. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 13.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 2:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions; such distributions are recorded as a reduction to cost of the related security or as realized gain or loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In May 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at net asset value with redemption dates in the future (including periodic redemption dates) are

WASATCH FUNDS — Notes to Financial Statements (continued)

categorized within the fair value hierarchy. The FASB guidance allows reporting entities to exclude investments measured at net asset value (NAV) per share under the existing practical expedient in ASC 820 from the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred. Refer to Note 14 (Offsetting) for more information about the offsetting of assets and liabilities.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions. Refer to Note 14 (Offsetting) for more information about the offsetting of assets and liabilities.

Participation Notes — The Frontier Emerging Small Countries and the Global Opportunities Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets where direct investment is not allowed, such as Saudi Arabia. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Unfunded Commitments — The Equity Funds may participate in unfunded loan commitments. Pursuant to the terms of a Convertible Note Purchase Agreement, the Micro Cap Value and Ultra Growth Funds held unfunded loan commitments at the end of the period. The Funds are obligated to fund these loan commitments at the borrower’s discretion. The Funds reserve against such contingent obligations by segregating cash and/or other liquid assets. As of March 31, 2016, the total amount of unfunded commitments for each Fund was as follows:

	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Acetylon Pharmaceuticals, Inc. Convertible Promissory Note (structured as a Line of Credit), 12.00%, 12/31/17	$500,000	$—

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

MARCH 31, 2016 (UNAUDITED)

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised.

A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options. Refer to Note 14 (Offsetting) for more information about the offsetting of assets and liabilities.

Options written activity during the six months ended March 31, 2016 was as follows:

	Options Outstanding at 9/30/2015	Written	Closed	Exercised	Expired	Options Outstanding at 3/31/2016
Large Cap Value Fund
Premium amount	$—	$97,399	$—	$(23,849)	$(73,550)	$—
Number of contracts	—	800	—	(200)	(600)	—

5. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the six months ended March 31, 2016 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Purchases	$163,503,436	$21,730,286	$13,211,774	$211,367,270	$229,638,694	$40,087,201
Sales	93,691,146	16,864,174	11,481,439	380,402,611	287,640,776	51,775,340

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$397,590,479	$106,227,345	$27,136,591	$149,019,967	$56,794,418	$57,220,886
Sales	453,329,466	80,461,655	75,146,609	856,071,037	59,397,471	44,987,232

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$276,080,460	$82,966,410	$13,521,451	$19,194,101	$82,796,229	$14,549,412
Sales	362,007,588	84,177,440	43,938,927	22,879,784	108,002,805	11,267,101

Purchases and sales of U.S. government securities in the Income Fund were $4,334,192 and $7,670,308, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $56,433,207 and $24,341,258, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2012. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

WASATCH FUNDS — Notes to Financial Statements (continued)

As of March 31, 2016 the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	International Growth Fund
Cost	$913,503,082	$53,093,093	$36,188,218	$683,400,972	$876,276,517	$132,900,295	$1,095,420,204

Gross appreciation	$342,858,190	$12,420,185	$4,648,872	$168,631,441	$127,255,100	$30,941,098	$360,827,178
Gross (depreciation)	(64,062,600)	(1,906,092)	(2,342,983)	(50,054,304)	(131,867,784)	(8,901,728)	(65,503,378)

Net appreciation (depreciation)	$278,795,590	$10,514,093	$2,305,889	$118,577,137	$(4,612,684)	$22,039,370	$295,323,800

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$440,881,423	$189,330,222	$302,266,073	$192,611,840	$138,909,704	$1,477,635,873	$233,759,320

Gross appreciation	$103,434,780	$30,441,817	$55,950,043	$79,980,727	$33,838,558	$551,129,331	$55,666,938
Gross (depreciation)	(27,697,614)	(7,863,771)	(122,947,505)	(13,688,009)	(4,319,586)	(142,127,402)	(12,171,014)

Net appreciation (depreciation)	$75,737,166	$22,578,046	$(66,997,462)	$66,292,718	$29,518,972	$409,001,929	$43,495,924

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$58,362,490	$82,449,763	$170,561,776	$105,536,137	$363,737,467

Gross appreciation	$6,322,571	$20,893,609	$21,253,465	$1,557,434	$20,043,003
Gross (depreciation)	(4,768,122)	(10,880,587)	(6,799,944)	(263,574)	(1,861,997)

Net appreciation (depreciation)	$1,554,449	$10,013,022	$14,453,521	$1,293,860	$18,181,006

The difference between book-basis and tax-basis unrealized gains are primarily attributable to the tax deferral of losses on wash sales.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of the date of this report.

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in four funds. The Income Fund declares and pays dividends monthly. The Large Cap Value, Strategic Income and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

MARCH 31, 2016 (UNAUDITED)

Capital loss carryforwards as of September 30, 2015 are as follows:

				Non-expiring
Fund	2016	2017	2018	Short Term	Long Term
Emerging Markets Select Fund	$—	$—	$—	$6,196,368	$1,160,824
Emerging Markets Small Cap Fund	—	—	—	21,052,031	—
Small Cap Value Fund	—	—	20,161,340	—	—

The Funds have elected to defer losses incurred from November 1, 2014 through September 30, 2015 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$7,638,995
Emerging India Fund	—	240,970
Emerging Markets Select Fund	—	92,771
Emerging Markets Small Cap Fund	—	8,036,261
Frontier Emerging Small Countries Fund	37,177,189	—
Global Opportunities Fund	—	1,814,716
International Growth Fund	17,079,113	4,652,195
International Opportunities Fund	—	699,607
Large Cap Value Fund	—	2,206
Micro Cap Fund	—	765,970
Small Cap Growth Fund	—	15,398,444
Small Cap Value Fund	9,495,085	—
Ultra Growth Fund	—	1,183,037
World Innovators Fund	—	1,024,842
Income Fund	9,326	—

During the tax year ended September 30, 2015, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging India Fund	$698,466
Small Cap Value Fund	20,270,083
Income Fund	348,245
U.S. Treasury Fund	11,690,902

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2017. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2017). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, do not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2017. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. In late October 2013, it was discovered that the Long/Short Fund and Large Cap Value Fund had a 12b-1 receivable on the books which dated back to 2008 prior to the conversion of the 1st Source Funds to Wasatch Funds. It was determined that the amount should be written off as an extraordinary expense and posted to other expenses. The balance for the Large Cap Value Fund was $70,993 and the Long/Short Fund was $8,622. The impact of these write-offs is reflected in the

WASATCH FUNDS — Notes to Financial Statements (continued)

Financial Highlights. Investment advisory fees and fees waived, if any, for the six months ended March 31, 2016 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee		Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%		1.50%	1.05%	01/31/2017	$11,083
Emerging India Fund	1.25%	[1]	1.75%	1.50%	01/31/2017	41,197
Emerging Markets Select Fund	1.00%	[2]	1.50%	1.20%	01/31/2017	74,660
Emerging Markets Small Cap Fund	1.65%	[3]	1.95%	1.80%	01/31/2017	512,604
Frontier Emerging Small Countries Fund	1.75%		2.25%	2.05%	01/31/2017	710,976
Global Opportunities Fund	1.25%	[1]	1.75%	1.35%	01/31/2017	2,288
International Growth Fund	1.25%		1.75%	1.35%	01/31/2017	—
International Opportunities Fund	1.75%	[4]	2.25%	1.95%	01/31/2017	274,425
Large Cap Value Fund	0.90%		1.10%	0.95%	01/31/2017	83,505
Long/Short Fund	1.10%		1.60%	1.15%	01/31/2017	53,701
Micro Cap Fund	1.75%		1.95%	N/A	01/31/2017	—
Micro Cap Value Fund	1.75%		1.95%	N/A	01/31/2017	64,973
Small Cap Growth Fund	1.00%		1.50%	1.05%	01/31/2017	2,870
Small Cap Value Fund	1.00%		1.50%	1.05%	01/31/2017	7,959
Strategic Income Fund	0.70%		0.95%	N/A	01/31/2017	33,799
Ultra Growth Fund	1.00%		1.50%	N/A	01/31/2017	—
World Innovators Fund	1.50%		1.95%	1.55%	01/31/2017	2,235
Income Fund	0.55%		N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%		0.75%	N/A	01/31/2017	—

[1]	Effective January 31, 2016, the management fee was reduced from 1.50% to 1.25%.

[2]	Effective January 31, 2016, the management fee was reduced from 1.25% to 1.00%.

[3]	Effective January 31, 2016, the management fee was reduced from 1.75% to 1.65%.

[4]	Effective January 31, 2016, the management fee was reduced from 1.95% to 1.75%.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the six months ended March 31, 2016, the Funds had no purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2016, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $100,000 per year for services rendered and a fee of $12,000 for each Board of Trustees meeting attended in person or telephonically. Also, members of the Audit Committee receive a fee of $8,000 for each Audit Committee meeting attended in person or telephonically, and members of the Nominating Committee receive a fee of $8,000 for each Nominating Committee meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $12,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $25,000 a year as Chairman and $3,000 for attendance in person or telephonically at a Board meeting, the Chairman of the Audit Committee receives an additional $15,000 per year as Chairman and $1,200 for attendance in person or telephonically at an Audit Committee meeting, and the Chairman of the Nominating Committee receives an additional $15,000 per year as Chairman, and $1,200 for attendance in person or telephonically at a Nominating Committee meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds. The 2016 calendar year compensation is an increase of approximately 12 percent from the previous calendar year.

Institutional Class Legal Fees — As disclosed in the annual report dated September 30, 2011, the Board approved a multi-class plan pursuant to which the Board has established and designated two classes for each series known as Investor Class shares and Institutional Class shares. The Advisor paid the legal costs associated with the establishment and designation of the new share classes for existing funds.

Payments by Advisor — During the 2012 fiscal year, the Advisor discovered a trade allocation error involving several of the Wasatch Funds. In August 2012, the Advisor reimbursed the Global Opportunities Fund $1,167, the Micro Cap Fund $1,074, the Micro Cap Value Fund $1,282, the Small Cap Growth Fund $46,199, the Ultra Growth Fund $940 and the World Innovators Fund $437 as reimbursement for the error plus interest.

During the 2013 and 2014 fiscal years, the Advisor paid certain audit, legal and/or printing fees of the Core Growth, Emerging Markets Small Cap, Large Cap Value, Long/Short (Institutional Class), Small Cap Growth, Small Cap Value, Strategic Income and World Innovators Funds. The Advisor does not intend to be reimbursed for these amounts.

MARCH 31, 2016 (UNAUDITED)

On February 20, 2013, the Advisor discovered a trade error involving the Frontier Emerging Small Countries Fund. The Advisor reimbursed the Fund $4,421. On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

10% Shareholders — As of March 31, 2016, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	54.21%
Emerging India Fund	2	58.45%
Emerging Markets Select Fund	2	82.55%
Emerging Markets Small Cap Fund	2	53.92%
Frontier Emerging Small Countries Fund	2	78.93%
Global Opportunities Fund	2	60.74%
International Growth Fund	2	52.29%
International Opportunities Fund	2	74.64%
Large Cap Value Fund	2	73.72%
Long/Short Fund	2	64.27%
Micro Cap Fund	2	26.29%
Micro Cap Value Fund	2	50.97%
Small Cap Growth Fund	2	53.21%
Small Cap Value Fund	2	40.85%
Strategic Income Fund	3	53.51%
Ultra Growth Fund	2	28.43%
World Innovators Fund	2	36.82%
Income Fund	1	85.45%
U.S. Treasury Fund	3	61.45%

Affiliated Interests — As of March 31, 2016, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	20	0.88%
Emerging India Fund	21	14.53%
Emerging Markets Select Fund	15	17.01%
Emerging Markets Small Cap Fund	16	0.98%
Frontier Emerging Small Countries Fund	22	0.69%
Global Opportunities Fund	21	2.92%
International Growth Fund	14	0.70%
International Opportunities Fund	24	2.00%
Large Cap Value Fund	11	1.47%
Long/Short Fund	9	1.04%
Micro Cap Fund	11	0.93%
Micro Cap Value Fund	13	2.15%
Small Cap Growth Fund	22	2.04%
Small Cap Value Fund	11	1.76%
Strategic Income Fund	7	14.49%
Ultra Growth Fund	7	2.79%
World Innovators Fund	11	1.93%
Income Fund	3	0.01%
U.S. Treasury Fund	8	0.63%

*	Multiple accounts with the same beneficial owner are treated as one account.

WASATCH FUNDS — Notes to Financial Statements (continued)

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the six months ended March 31, 2016 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the six months ended 3/31/2016	Loss Realized on Sale of Shares for the six months ended 3/31/2016
	Balance 9/30/2015	Purchases/ Additions	Sales/ Reductions	Balance 3/31/2016
Frontier Emerging Small Countries Fund
Akzo Nobel Pakistan Ltd.	3,698,992	—	167,100	3,531,892	$—	$(361,197)
Chevron Lubricants Lanka plc	6,300,185	—	166,937	6,133,248	473,585	(123,017)
Tokyo Cement Co. Lanka plc	11,548,669	—	81,038	11,467,631	—	(7,709)

Long/Short Fund
Bill Barrett Corp.*	5,653,316	—	4,009,688	1,643,628	$—	$(39,616,408)

Small Cap Growth Fund
Argos Therapeutics, Inc.*	1,162,454	—	—	1,162,454	$—	$—
Blue Nile, Inc.	828,553	—	—	828,553	579,987	—
Chefs’ Warehouse, Inc. (The)	1,897,093	—	—	1,897,093	—	—
Papa Murphy’s Holdings, Inc.	883,565	159,203	—	1,042,768	—	—

*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2016, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Core Growth Fund
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	$4,000,004	$3,496,555	0.29%

			$4,000,004	$3,496,555	0.29%

Micro Cap Fund
Argos Therapeutics, Inc.	PIPE	3/14/16	$80,250	$80,640	0.03%
Argos Therapeutics, Inc.	Warrant	3/14/16	1,407	14,648	0.01%

			$81,657	$95,288	0.04%

Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc., Series B Pfd.	Preferred Stock	2/3/11 - 5/25/12	$499,999	$1,801,050	1.07%
Synergetics USA, Inc.	Right	10/14/15	71,250	37,500	0.02%
Vertex Energy, Inc.	Warrant	6/22/15	95,000	47,500	0.03%
Vertex Energy, Inc., Series B Pfd.	Convertible Preferred Stock	6/22/15 - 1/22/16	1,503,428	1,450,187	0.86%

			$2,169,677	$3,336,237	1.98%

MARCH 31, 2016 (UNAUDITED)

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Small Cap Growth Fund
Argos Therapeutics, Inc.	PIPE	3/14/16	$280,608	$281,971	0.01%
Argos Therapeutics, Inc.	Warrant	3/14/16	4,917	51,217	0.00%
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/14	8,000,002	6,353,277	0.34%
DocuSign, Inc., Series B Pfd.	Preferred Stock	3/3/14	437,257	555,710	0.03%
DocuSign, Inc., Series B-1 Pfd.	Preferred Stock	3/3/14	130,983	166,466	0.01%
DocuSign, Inc., Series D Pfd.	Preferred Stock	3/3/14	313,930	398,974	0.02%
DocuSign, Inc., Series E Pfd.	Preferred Stock	3/3/14	8,117,819	10,316,957	0.55%
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	2,999,984	2,622,400	0.14%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	15,350,001	10,998,865	0.59%
ForeScout Technologies, Inc., Series G Pfd.	Preferred Stock	11/25/15	6,000,003	6,000,003	0.32%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/16/15	2,951,119	2,951,119	0.16%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 11/17/15	1,455,332	1,422,675	0.07%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	2,000,000	103,051	0.01%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	184,939	98,704	0.01%

			$48,226,894	$42,321,389	2.26%

Strategic Income Fund
Redcorp Ventures Ltd. Series D	Corporate Bond	7/5/07	$151,993	$380	0.00%
Star Asia Financial Ltd.	Common Stock	2/22/07 - 5/11/15	572,597	497,999	0.80%

			$724,590	$498,379	0.80%

Ultra Growth Fund
Argos Therapeutics, Inc.	PIPE	3/14/16	$39,055	$39,245	0.04%
Argos Therapeutics, Inc.	Warrant	3/14/16	684	7,128	0.01%
Data Sciences International, Inc., Series B Pfd.	Preferred Stock	1/20/06	475,001	369,473	0.40%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	1,150,001	824,020	0.89%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/16/15	2,655,997	2,655,997	2.87%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 11/17/15	1,455,332	1,422,675	1.54%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	500,001	25,763	0.03%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,235	24,676	0.03%
Xtera Communications, Inc.	Common Stock	9/3/03	99,065	9,440	0.01%

			$6,421,371	$5,378,417	5.82%

World Innovators Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/16/15	$295,112	$295,112	0.16%
Xtera Communications, Inc.	Common Stock	9/3/03	7,076	674	0.00%

			$302,188	$295,786	0.16%

10. PURCHASE COMMITMENTS

In September 2003, the Small Cap Growth, Ultra Growth and World Innovators Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at March 31, 2016 were $50,000, $45,000 and $5,000, respectively.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at March 31, 2016 were $45,000 per Fund.

Securities held by the Funds have been designated to meet these purchase commitments as indicated in the Schedules of Investments.

11. LINE OF CREDIT

Effective May 22, 2015, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $200,000,000 uncommitted, and the other of which is $100,000,000 committed, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the total amounts available on the Line, an increase of $100,000,000 uncommitted and a decrease of $100,000,000 committed. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the federal funds rate in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

WASATCH FUNDS — Notes to Financial Statements (continued)

For the six months ended March 31, 2016, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/2016
Emerging India Fund	$822,879	22	$836	1.66%	$—
Emerging Markets Select Fund	156,671	18	114	1.46%	—
Emerging Markets Small Cap Fund	7,543,397	55	18,798	1.63%	—
Frontier Emerging Small Countries Fund	5,963,999	7	1,955	1.69%	—
Global Opportunities Fund	2,753,686	21	2,628	1.64%	—
International Growth Fund	1,782,118	7	580	1.67%	—
International Opportunities Fund	3,481,926	1	164	1.69%	—
Large Cap Value Fund	639,160	7	208	1.67%	—
Long/Short Fund	16,606,483	6	4,650	1.68%	—
Small Cap Growth Fund	11,689,736	4	2,192	1.69%	—
Ultra Growth Fund	736,279	6	206	1.68%	—

12. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and the market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund and International Opportunities Fund are owned by a group of shareholders advised by a common investment advisor. If these shareholders simultaneously redeem on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse both the Frontier Emerging Small Countries Fund and the International Opportunities Fund should the operating expenses exceed 2.25% for the Investor Class and 2.05% and 1.95%, respectively, for the Institutional Class through at least January 31, 2017. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. The Advisor has contractually agreed to waive its fees and/or reimburse the Emerging Markets Select Fund should the operating expenses exceed 1.50% for the Investor Class and 1.20% for the Institutional Class through at least January 31, 2017.

MARCH 31, 2016 (UNAUDITED)

13. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) —  Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation system (“NASDAQ”), such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids,

WASATCH FUNDS — Notes to Financial Statements (continued)

offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2016

Core Growth Fund
Assets
Common Stocks		$1,114,567,861	$—	$—	$1,114,567,861
Preferred Stocks		—	—	3,496,555	3,496,555
Short-Term Investments		—	74,234,256	—	74,234,256

		$1,114,567,861	$74,234,256	$3,496,555	$1,192,298,672

Emerging India Fund
Assets
Common Stocks	Industrial Machinery	$1,017,919	$—	$37,883	$1,055,802
	Life & Health Insurance	925,011	—	277,802	1,202,813
	Other	59,931,441	—	—	59,931,441
Corporate Bonds		—	16,247	—	16,247
Short-Term Investments		—	1,400,883	—	1,400,883

		$61,874,371	$1,417,130	$315,685	$63,607,186

Emerging Markets Select Fund
Assets
Common Stocks	Health Care Facilities	$491,743	$1,392,118	$—	$1,883,861
	Other	35,759,621	—	—	35,759,621
Short-Term Investments		—	850,625	—	850,625

		$36,251,364	$2,242,743	$—	$38,494,107

MARCH 31, 2016 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2016

Emerging Markets Small Cap Fund
Assets
Common Stocks	Consumer Finance	$64,744,202	$11,865,007	$—	$76,609,209
	Electronic Manufacturing Services	—	5,464,956	—	5,464,956
	Home Improvement Retail	—	6,479,975	—	6,479,975
	Hotels, Resorts & Cruise Lines	—	13,892,958	—	13,892,958
	Industrial Machinery	—	—	210,426	210,426
	Life & Health Insurance	4,747,522	—	1,543,067	6,290,589
	Pharmaceuticals	29,337,680	—	16,783	29,354,463
	Reinsurance	—	3,522,365	—	3,522,365
	Other	658,992,425	—	—	658,992,425
Warrants		311,784	—	—	311,784
Short-Term Investments		—	848,959	—	848,959

		$758,133,613	$42,074,220	$1,770,276	$801,978,109

Frontier Emerging Small Countries Fund
Assets
Common Stocks	Airport Services	$—	$9,960,847	$—	$9,960,847
	Construction Materials	50,169,597	4,949,476	—	55,119,073
	Electronic Components	—	609,796	—	609,796
	Health Care Facilities	14,726,297	6,869,639	—	21,595,936
	Hotels, Resorts & Cruise Lines	—	6,566,665	—	6,566,665
	Other	770,256,770	—	—	770,256,770
Short-Term Investments		—	7,554,746	—	7,554,746

		$835,152,664	$36,511,169	$—	$871,663,833

Global Opportunities Fund
Assets
Common Stocks	Consumer Finance	$9,227,794	$2,195,907	$—	$11,423,701
	Industrial Machinery	700,487	—	22,032	722,519
	Life & Health Insurance	537,974	—	161,565	699,539
	Other	138,391,251	—	—	138,391,251
Warrants		29,992	—	—	29,992
Short-Term Investments		—	3,672,663	—	3,672,663

		$148,887,498	$5,868,570	$183,597	$154,939,665

International Growth Fund
Assets
Common Stocks	Home Improvement Retail	$—	$4,021,437	$—	$4,021,437
	Hotels, Resorts & Cruise Lines	8,002,774	16,090,619	—	24,093,393
	Industrial Machinery	26,944,192	—	328,508	27,272,700
	Life & Health Insurance	9,948,522	—	2,408,966	12,357,488
	Other	1,256,761,761	—	—	1,256,761,761
Short-Term Investments		—	66,237,225	—	66,237,225

		$1,301,657,249	$86,349,281	$2,737,474	$1,390,744,004

International Opportunities Fund
Assets
Common Stocks	Food Distributors	$—	$2,434,101	$—	$2,434,101
	Other	499,035,697	—	—	499,035,697
Short-Term Investments		—	15,148,791	—	15,148,791

		$499,035,697	$17,582,892	$—	$516,618,589

Large Cap Value Fund
Assets
Common Stocks		$209,223,238	$—	$—	$209,223,238
Short-Term Investments		—	2,685,030	—	2,685,030

		$209,223,238	$2,685,030	$—	$211,908,268

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2016

Long/Short Fund
Assets
Common Stocks		$287,807,595	$—	$—	$287,807,595
Short-Term Investments		—	35,918,095	—	35,918,095

		$287,807,595	$35,918,095	$—	$323,725,690

Liabilities
Securities Sold Short		$(88,457,079)	$—	$—	$(88,457,079)

		$(88,457,079)	$—	$—	$(88,457,079)

Micro Cap Fund
Assets
Common Stocks	Biotechnology	$10,874,277	$—	$80,640	$10,954,917
	Other	242,124,650	—	—	242,124,650
Warrants		—	—	14,648	14,648
Short-Term Investments		—	5,810,343	—	5,810,343

		$252,998,927	$5,810,343	$95,288	$258,904,558

Micro Cap Value Fund
Assets
Common Stocks	Health Care Services	$6,754,355	$1,096,233	$—	$7,850,588
	Other	136,921,784	—	—	136,921,784
Convertible Preferred Stocks		—	—	1,450,187	1,450,187
Preferred Stocks		—	—	1,801,050	1,801,050
Warrants		—	—	47,500	47,500
Rights		—	—	37,500	37,500
Short-Term Investments		—	20,320,067	—	20,320,067

		$143,676,139	$21,416,300	$3,336,237	$168,428,676

Small Cap Growth Fund
Assets
Common Stocks	Biotechnology	$104,023,529	$—	$281,971	$104,305,500
	Other	1,725,114,389	—	—	1,725,114,389
Preferred Stocks		—	—	37,614,407	37,614,407
Limited Partnership Interest		—	—	4,373,794	4,373,794
Warrants		—	—	51,217	51,217
Short-Term Investments		—	15,178,495	—	15,178,495

		$1,829,137,918	$15,178,495	$42,321,389	$1,886,637,802

Small Cap Value Fund
Assets
Common Stocks		$259,075,398	$—	$—	$259,075,398
Limited Partnership Interest		2,563,276	—	—	2,563,276
Short-Term Investments		—	15,616,570	—	15,616,570

		$261,638,674	$15,616,570	$—	$277,255,244

Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$1,557,365	$497,999	$—	$2,055,364
	Other	43,042,780	—	—	43,042,780
Exchange-Traded Funds		414,552	—	—	414,552
Limited Liability Company Membership Interest		1,170,730	—	—	1,170,730
Limited Partnership Interest		6,077,816	—	—	6,077,816
Corporate Bonds		—	—	380	380
Short-Term Investments		—	7,155,317	—	7,155,317

		$52,263,243	$7,653,316	$380	$59,916,939

MARCH 31, 2016 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2016

Ultra Growth Fund
Assets
Common Stocks	Biotechnology	$9,220,739	$—	$39,245	$9,259,984
	Communications Equipment	—	—	9,440	9,440
	Other	76,559,020	—	—	76,559,020
Preferred Stocks		—	—	1,243,932	1,243,932
Limited Partnership Interest		—	—	4,078,672	4,078,672
Warrants		—	—	7,128	7,128
Short-Term Investments		—	1,304,609	—	1,304,609

		$85,779,759	$1,304,609	$5,378,417	$92,462,785

World Innovators Fund
Assets
Common Stocks	Communications Equipment	$2,056,809	$—	$674	$2,057,483
	Other	147,110,668	—	—	147,110,668
Limited Partnership Interest		—	—	295,112	295,112
Short-Term Investments		—	35,552,034	—	35,552,034

		$149,167,477	$35,552,034	$295,786	$185,015,297

Income Fund
Assets
Asset-Backed Securities		$—	$9,519,372	$—	$9,519,372
Collateralized Mortgage Obligations		—	18,006,469	—	18,006,469
Commercial Mortgage-Backed Securities		—	5,164,876	—	5,164,876
Corporate Bonds		—	44,543,663	—	44,543,663
Municipal Bonds		—	6,119,997	—	6,119,997
Exchange-Traded Funds		855,520	—	—	855,520
U.S. Government Agency Securities		—	9,474,408	—	9,474,408
U.S. Treasury Notes		—	11,205,787	—	11,205,787
Preferred Stocks		1,187,520	—	—	1,187,520
Short-Term Investments		—	752,385	—	752,385

		$2,043,040	$104,786,957	$—	$106,829,997

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$374,819,914	$—	$374,819,914
Short-Term Investments		—	7,098,559	—	7,098,559

		$—	$381,918,473	$—	$381,918,473

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the six months ended March 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

WASATCH FUNDS — Notes to Financial Statements (continued)

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model.

Fund	Transfers Out Of Level 2 at Market Value	Transfers Into Level 1 at Market Value
Core Growth Fund	$63,510,070	$63,510,070
Emerging India Fund	42,112,288	42,112,288
Emerging Markets Select Fund	16,605,065	16,605,065
Emerging Markets Small Cap Fund	505,415,767	505,415,767
Frontier Emerging Small Countries Fund	366,625,365	366,625,365
Global Opportunities Fund	53,432,917	53,432,917
International Growth Fund	956,475,210	956,475,210
International Opportunities Fund	365,764,011	365,764,011
Micro Cap Fund	16,070,101	16,070,101
Micro Cap Value Fund	22,071,883	22,071,883
Small Cap Growth Fund	183,432,641	183,432,641
Small Cap Value Fund	12,071,859	12,071,859
Ultra Growth Fund	3,674,984	3,674,984
World Innovators Fund	54,592,044	54,592,044

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the six months ended March 31, 2016:

Fund	Market Value Beginning Balance 9/30/2015	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2016	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2016
Core Growth Fund
Preferred Stocks	$4,000,004	$—	$—	$—	$—	$(503,449)	$—	$—	$3,496,555	$(503,449)

	4,000,004	—	—	—	—	(503,449)	—	—	3,496,555	(503,449)

Emerging India Fund
Common Stocks	—	314,484	—	—	—	1,201	—	—	315,685	1,201

	—	314,484	—	—	—	1,201	—	—	315,685	1,201

Emerging Markets Small Cap Fund
Common Stocks	873,390	1,683,844	—	—	—	(786,958)	—	—	1,770,276	(786,958)

	873,390	1,683,844	—	—	—	(786,958)	—	—	1,770,276	(786,958)

Global Opportunities Fund
Common Stocks	—	175,189	—	—	—	8,408	—	—	183,597	8,408

	—	175,189	—	—	—	8,408	—	—	183,597	8,408

International Growth Fund
Common Stocks	—	2,741,981	—	—	—	(4,507)	—	—	2,737,474	(4,507)

	—	2,741,981	—	—	—	(4,507)	—	—	2,737,474	(4,507)

Micro Cap Fund
Common Stocks	—	80,250	—	—	—	390	—	—	80,640	390
Warrants	—	1,406	—	—	—	13,242	—	—	14,648	13,242

	—	81,656	—	—	—	13,632	—	—	95,288	13,632

Micro Cap Value Fund
Convertible Preferred Stocks	1,310,000	48,428				91,759			1,450,187	91,759
Preferred Stocks	1,801,050	—	—	—	—	—	—	—	1,801,050	—
Warrants	42,019	—	—	—	—	5,481	—	—	47,500	5,481
Rights	—	71,250	—	—	—	(33,750)	—	—	37,500	(33,750)

	3,153,069	119,678	—	—	—	63,490	—	—	3,336,237	63,490

Small Cap Growth Fund
Common Stocks	—	280,607	—	—	—	1,364	—	—	281,971	1,364
Preferred Stocks	36,789,588	6,000,003	—	—	—	(5,175,184)	—	—	37,614,407	(5,175,184)
Limited Partnership Interest	4,827,863	15,000	(485,927)	—	162,286	(145,428)	—	—	4,373,794	(145,428)
Warrants	—	4,917	—	—	—	46,300	—	—	51,217	46,300

	41,617,451	6,300,527	(485,927)	—	162,286	(5,272,948)	—	—	42,321,389	(5,272,948)

MARCH 31, 2016 (UNAUDITED)

Fund	Market Value Beginning Balance 9/30/2015	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2016	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2016
Strategic Income Fund
Corporate Bonds	$804	$—	$(580)	$—	$(11)	$167	$—	$—	$380	$167

	804	—	(580)	—	(11)	167	—	—	380	167

Ultra Growth Fund
Common Stocks	914	39,055	—	—	—	8,716	—	—	48,685	190
Preferred Stocks	1,573,562	—	—	—	—	(329,630)	—	—	1,243,932	(329,630)
Limited Partnership Interest	4,511,302	15,000	(456,272)	—	158,815	(150,173)	—	—	4,078,672	(150,173)
Warrants	—	684	—	—	—	6,444	—	—	7,128	6,444

	6,085,778	54,739	(456,272)	—	158,815	(464,643)	—	—	5,378,417	(473,169)

World Innovators Fund
Common Stocks	65	—	—	—	—	609	—	—	674	—
Limited Partnership Interest	316,546	—	(29,654)	—	3,474	4,746	—	—	295,112	4,746

	316,611	—	(29,654)	—	3,474	5,355	—	—	295,786	4,746

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 3/31/2016	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Direct Venture Capital Investments: Systems Software	$3,496,555	Market comparable companies	EV/R** multiple Discount for lack of marketability	2.1 - 8.6(4.6) 20%
Emerging India Fund	Unlisted Common Stock: Life & Health Insurance	$277,801	Value spun from parent company Discount for lack of marketability	Percent of parent assets Discount for lack of marketability	23% 4%
Emerging Markets Small Cap Fund	Unlisted Common Stock: Life & Health Insurance	$1,543,067	Value spun from parent company Discount for lack of marketability	Percent of parent assets Discount for lack of marketability	23% 4%
Global Opportunities Fund	Unlisted Common Stock: Life & Health Insurance	$161,565	Value spun from parent company Discount for lack of marketability	Percent of parent assets Discount for lack of marketability	23% 4%
International Growth Fund	Unlisted Common Stock: Life & Health Insurance	$2,408,966	Value spun from parent company Discount for lack of marketability	Percent of parent assets Discount for lack of marketability	23% 4%
Micro Cap Value Fund	Direct Venture Capital Investments: Oil & Gas Refining & Marketing	$1,450,187	Underlying price Liquidation preference	Probability weighting Probability weighting	25% 75%
Micro Cap Value Fund	Direct Venture Capital Investments: Pharmaceuticals	$1,801,050	Probability of warrant exercise Probability of no warrant exercise	Exercise price Remaining value	* *
Micro Cap Value Fund	Warrant in Public Equity: Oil & Gas Refining & Marketing	$47,500	Discount to cost	Cost	50%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$201,755	Market comparable companies	EV/R** multiple Discount for lack of marketability	0.9 - 6.8(2.6) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$6,353,277	Market comparable companies	EV/GP† multiple Discount for lack of marketability	3.3 - 12.0(7.0) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$10,998,866	Market comparable companies	EV/R** multiple Discount for lack of marketability	2.7 - 7.0(4.7) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$14,060,507	Market comparable companies	EV/R** multiple Discount for lack of marketability	2.1 - 8.6(4.6) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$50,439	Market comparable companies	EV/R** multiple Discount for lack of marketability	0.9 - 6.8(2.6) 20%

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Description	Fair Value at 3/31/2016	Valuation Technique	Unobservable Input	Range (Average)
Ultra Growth Fund	Direct Venture Capital Investments: Health Care Technology	$369,473	Probability of completion of repurchase	Discount to repurchase amount	20%
Ultra Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$824,020	Market comparable companies	EV/R** multiple Discount for lack of marketability	2.7 - 7.0(4.7) 20%

*	The exercise price of the warrant will be within a range; the actual price is not set at this time. As such, this valuation is directionally sensitive to the determination of the exercise price within the range.

**	Enterprise-Value-To-Revenue Multiple — (“EV/R”) A measure of the value of a stock that compares a company’s enterprise value to its revenue.

†	Enterprise-Value-To-Gross Profit Multiple — (“EV/GP”) A measure of the value of a stock that compares a company’s enterprise value to its gross profit.

Changes in multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations, unadjusted historical third party information or the unadjusted NAV. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

14. OFFSETTING

Each Fund is party to various netting arrangements. The FASB requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of March 31, 2016:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not Less Than 0)
Core Growth Fund	State Street Bank and Trust Co.	$74,234,256	$—	$(74,234,256)	$—
Emerging India Fund	State Street Bank and Trust Co.	1,400,883	—	(1,400,883)	—
Emerging Markets Select Fund	State Street Bank and Trust Co.	850,625	—	(850,625)	—
Emerging Markets Small Cap Fund	State Street Bank and Trust Co.	848,959	—	(848,959)	—
Frontier Emerging Small Countries Fund	State Street Bank and Trust Co.	7,554,746	—	(7,554,746)	—
Global Opportunities Fund	State Street Bank and Trust Co.	3,672,663	—	(3,672,663)	—
International Growth Fund	State Street Bank and Trust Co.	66,237,225	—	(66,237,225)	—
International Opportunities Fund	State Street Bank and Trust Co.	15,148,791	—	(15,148,791)	—
Large Cap Value Fund	State Street Bank and Trust Co.	2,685,030	—	(2,685,030)	—
Long/Short Fund	State Street Bank and Trust Co.	35,918,095	—	(35,918,095)	—
Micro Cap Fund	State Street Bank and Trust Co.	5,810,343	—	(5,810,343)	—
Micro Cap Value Fund	State Street Bank and Trust Co.	20,320,067	—	(20,320,067)	—
Small Cap Growth Fund	State Street Bank and Trust Co.	15,178,495	—	(15,178,495)	—
Small Cap Value Fund	State Street Bank and Trust Co.	15,616,570	—	(15,616,570)	—
Strategic Income Fund	State Street Bank and Trust Co.	7,155,317	—	(7,155,317)	—
Ultra Growth Fund	State Street Bank and Trust Co.	1,304,609	—	(1,304,609)	—
World Innovators Fund	State Street Bank and Trust Co.	35,552,034	—	(35,552,034)	—
Income Fund	State Street Bank and Trust Co.	752,385	—	(752,385)	—
U.S. Treasury Fund	State Street Bank and Trust Co.	7,098,559	—	(7,098,559)	—

[1]	Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

MARCH 31, 2016 (UNAUDITED)

SECURITIES BORROWED FOR SHORT SALES
		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Pledged[1]	Net Amount (Not Less Than 0)
Long/Short Fund	JPMorgan Chase	$88,457,079	$—	$(88,457,079)	$—

[1]	The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Short Sales” and the Schedules of Investments.

15. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH LARGE CAP VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the six months ended March 31, 2016:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on options written	$—	$—	$—	$97,399	$—	$97,399

For the six months ended March 31, 2016, the average monthly balance of outstanding derivative financial instruments was as follows:

Large Cap Value Fund
Option contracts:
Average number of call contracts written	183
Average value of call contracts written	$23,033

16. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

WASATCH FUNDS — Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Three of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 71	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	19	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (30 portfolios) since 2012.

D. James Croft, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 74	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	19	None

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 68	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 63	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) from 2002 to 2016.	19	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 62	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015; Director, Utah Symphony/Utah Opera since 2005; Director, Woodlands Commercial Bank 2009 - 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	19	Director, Youth Sports Alliance since 2015; Director, Woodlands Commercial Bank 2009 to 2012; Director, Utah Symphony/Utah Opera since 2005.

Interested Trustee

Samuel S. Stewart, Jr.[3] Ph.D. CFA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 73	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	19	None

[1]	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

[2]	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor and is an employee of the Advisor.

MARCH 31, 2016 (UNAUDITED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 46	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 48	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Cindy B. Firestone CPA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 58	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 43	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$24,139,661
Frontier Emerging Small Countries Fund	14,583,973
Global Opportunities Fund	27,018,684
International Growth Fund	9,181,913
International Opportunities Fund	32,985,697
Large Cap Value Fund	91,428,188
Long/Short Fund	171,032,782
Micro Cap Fund	13,800,575
Micro Cap Value Fund	21,640,698
Small Cap Growth Fund	210,961,388
Strategic Income Fund	7,422,145
Ultra Growth Fund	29,153,346
World Innovators Fund	25,428,998
U.S. Treasury Fund	11,970,866

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at www.WasatchFunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

BOARD CONSIDERATIONS FOR ADVISORY AGREEMENTS OF THE WASATCH FUNDS FOR 2016

At a meeting held on November 10 - 11, 2015 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the Advisory and Service Contract (the “Advisory Agreement”) between the Trust and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each series of the Trust (each a “Fund”); the sub-advisory agreement between the Advisor and Hoisington Investment Management Company (“HIMCO”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”); and the sub-advisory agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. (“1st Source”) on behalf of the Wasatch-1st Source Income Fund (the “Income Fund”) (the foregoing sub-advisory agreements are each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements,” and HIMCO and 1st Source are each a “Sub-Advisor”).

WASATCH FUNDS — Supplemental Information (continued)

In preparation for their role in the evaluation of the Advisory Agreement with the Advisor and the Sub-Advisory Agreements, the Independent Trustees met in executive session on October 28, 2015 and November 10, 2015. In addition to the executive sessions, the Board, acting directly or through its committees, met regularly throughout the year and received information on a variety of topics that was relevant to its annual consideration of the renewal of a Fund’s Advisory Agreement and Sub-Advisory Agreement (if applicable) including, among other things, Fund investment performance, compliance, risk management, valuation, trade execution and other matters relating to Fund operations. The Independent Trustees also met with management of the Advisor (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory and Sub-Advisory Agreements supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Trustees were also assisted by independent legal counsel. In addition to the material provided by the Advisor and Sub-Advisors, the Independent Trustees also received from independent counsel a legal memorandum outlining, among other things, the duties of the Independent Trustees under the Investment Company Act of 1940 (the “1940 Act”), as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties and factors to be considered by the Independent Trustees in voting on advisory agreements. During the October executive session, independent legal counsel reviewed these duties and the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts.

In evaluating the Advisory Agreement and Sub-Advisory Agreements and determining the factors to be considered and the weight given to each factor, the Independent Trustees relied upon their own business judgment, the legal advice provided by legal counsel and their accumulated knowledge and experience gained from overseeing the Funds and from the information provided by management and discussions with the Funds’ portfolio managers at the Board meetings throughout the year. The Independent Trustees’ consideration of the contractual fee arrangements for the Funds are the result of several years of review and discussion between the Independent Trustees and Fund management, and the Independent Trustees’ conclusions may be based, in part, on their consideration of the fee arrangements and other factors developed in prior years. Each Independent Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and applicable Sub-Advisory Agreement. The Independent Trustees did not identify any single factor as all-important or controlling. The Independent Trustees’ considerations were instead based on a comprehensive consideration of all the information presented. The material factors considered by the Independent Trustees and their conclusions are described below.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Advisory and Sub-Advisory Agreements, the Independent Trustees considered the nature, extent and quality of the Advisor’s and Sub-Advisors’ services, including portfolio management services (and the resulting Fund performance) and non-advisory or administrative services. The Independent Trustees reviewed information describing the Advisor’s and each Sub-Advisor’s organization, business, resources and financial health. The Independent Trustees considered information describing the Advisor’s investment process to constructing portfolios (including risk management), investment personnel and research teams. The Independent Trustees seek to meet with the portfolio managers of the various Funds during the year to discuss, among other things, their investment approach to the applicable Fund, any adjustments thereto, market conditions and investment performance. The Independent Trustees recognized the research intensive investment process followed by the Advisor and the resources, tools and capabilities the Advisor devoted to the research team to enable its members to conduct such analysis and visit companies throughout the world. The Independent Trustees considered the size of the research team and the qualifications and capabilities of the investment personnel, including their background, education and experience. The Independent Trustees further reviewed the compensation structure for the members of the research team in seeking to evaluate the ability of the Advisor to attract and retain qualified investment personnel and to provide appropriate incentives for investment personnel to invest consistently with the respective Fund’s investment parameters and to act in the best interests of the respective Fund. As a component of the investment management process, the Independent Trustees considered the Advisor’s trading capabilities and risk management process. The Independent Trustees also considered the portfolio managers’ investments, if any, in the Funds they manage. As noted below, in reviewing the Advisor’s investment management performance, the Independent Trustees also evaluated the performance of the Funds.

In addition to the portfolio management function, the Independent Trustees recognized the Funds are registered investment companies that operate in a regulated industry and considered the quality and breadth of other services the Advisor provided to manage and operate the Funds. Such services included compliance (such as evaluating the adequacies of the Funds’ compliance program, recommending changes thereto as necessary, and overseeing the training of personnel); oversight of service providers (including the Sub-Advisors, custodian, administrator and transfer agent); board administration (such as preparing or managing the preparation of board reports and other documentation necessary to assist the Independent Trustees, coordinating among service providers for timely reporting, and supporting and administering Board and committee meetings); and other

MARCH 31, 2016 (UNAUDITED)

administrative services (such as preparing or overseeing the preparation of regulatory and tax reports, registration statements and shareholder reports; monitoring and evaluating cross-trades [if any]; and overseeing the valuation of portfolio securities). In connection with the support services provided to the Independent Trustees, the Trustees considered that in addition to the regular reports provided by the Advisor during regular meetings, the Advisor also provided or engaged the appropriate parties to provide special reports to the Independent Trustees during the year to enhance their understanding on topics that impact some or all of the Funds (such as presentations on cybersecurity developments, liquidity and stress testing and fund accounting) which in turn enhance the Independent Trustees’ ability to represent shareholders. The Independent Trustees also recognized the Advisor’s commitment to compliance and considered its compliance and regulatory history as well as the Advisor’s commitment to risk management and its ongoing activities to identify and manage risks.

With respect to the Sub-Advisors, the Independent Trustees recognized that the Sub-Advisors primarily provide portfolio management services and were not expected to supply other significant administrative services. In considering the Sub-Advisory Agreements, the Independent Trustees considered a report by the Advisor analyzing each Sub-Advisor with respect to, among other things, its portfolio management services; the experience and qualifications of the applicable investment personnel; the performance of the applicable Funds; its compliance program; and the Sub-Advisor’s financial strength and stability. The Independent Trustees also noted the Advisor’s recommendation to renew each Sub-Advisory Agreement.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub-Advisory Agreements were satisfactory on behalf of each applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

In their review of the advisory arrangements, the Independent Trustees considered the performance history of each Fund over various time periods. In evaluating each Fund’s performance, the Independent Trustees considered various measurements of performance, including absolute performance, the Fund’s return compared to the performance of other peer funds, and the Fund’s performance compared to its benchmark. More specifically, the Independent Trustees reviewed, among other things, a report prepared by Broadridge/Lipper (“Lipper”) comparing the respective Fund’s total return for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2015 (or for the periods available for Funds that did not exist for part of the foregoing timeframe) compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Lipper Peer Universe”), to a more focused subset thereof, if any (a “Lipper Peer Group”) and a benchmark assigned by Lipper, if any (the “Benchmark”) for the prescribed periods. The Independent Trustees also reviewed materials reflecting the respective Fund’s historic performance for the quarter, one-, three-, five- and 10-year periods ended September 30, 2015 (or for the periods available for Funds that did not exist for part of the foregoing timeframe together with the average annual return since inception for Funds with the shorter duration) compared to additional benchmark(s) and unaffiliated funds in the Fund’s Morningstar investment category as well as considered any Morningstar ratings of the Funds. In addition, the Independent Trustees received analyst reports provided by an unaffiliated party for the following Funds: Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, International Growth Fund, Small Cap Growth Fund and the Long/Short Fund. This information supplemented the performance information provided to the Independent Trustees during the year. The Independent Trustees also considered the discussions with investment personnel regarding Fund performance that occur at Board meetings throughout the year.

When reviewing the performance of a Fund, the Independent Trustees recognized several factors that may impact the evaluation of the performance data as well as the weight given to particular performance data, including the following:

•	The performance data reflects a snapshot in time as of a particular period (in this case, the periods ended August 31, 2015 and September 30, 2015) and a different performance period could generate significantly different results;
•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance;
•	The investment experience of a particular shareholder in the Funds will vary depending on the shareholder’s particular investment period and the Fund’s performance during that period and the class held (if multiple classes are offered in a Fund);
•	Certain Funds offer multiple classes and the performance of the classes of a Fund should be substantially similar on a relative basis because the classes are invested in the same portfolio of securities and any differences in performance between the classes could be principally attributed to the variation in the expenses of each class; and
•

The Independent Trustees evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines and the level of risk taken to achieve performance of the peers and/or benchmarks may differ from that of the Funds and therefore the performance results may also differ. Accordingly, the usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because of such differences, including, in particular, the Lipper Peer Groups for the Micro Cap Fund and the Micro Cap Value Fund (collectively, the “Micro Cap Funds”). As the Lipper Peer Group assigned to the Micro Cap Funds appeared to generally focus on companies with a larger market capitalization than those sought by the Micro Cap Funds, the Independent Trustees also reviewed

WASATCH FUNDS — Supplemental Information (continued)

the Micro Cap Funds’ performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and 10-year periods ended September 30, 2015.

Based on their review of performance, the Independent Trustees determined the following:

Core	Growth Fund

With respect to the Core Growth Fund, other than the 10-year period, the Fund outperformed the median of its Lipper Peer Group for the one-, two-, three-, four-, and five-year periods ended August 31, 2015. Similarly, the Fund outperformed its Benchmark for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2015. The Fund also outperformed the peer group average in the Morningstar small growth category for the quarter-, one-, three-, five- and 10-year periods ended September 30, 2015. The Board considered the Fund’s performance satisfactory.

Emerging	India Fund

With respect to the Emerging India Fund, the Fund outperformed the median of its Lipper Peer Group in the one-, two-, three-, and four-year periods ended August 31, 2015. The Fund also outperformed the average of its peer group in the Morningstar India equity category for the quarter, one- and three-year periods ended September 30, 2015. The Board considered the Fund’s performance to be generally favorable.

Emerging	Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees recognized that although the Fund’s absolute performance for the one- and two-year periods ended August 31, 2015 was negative, the Fund outperformed the median of its Lipper Peer Group for such periods. The Fund also provided generally comparable performance to the average of its peer group in the Morningstar diversified emerging markets category for the one-year period ended September 30, 2015. The Independent Trustees recognized that the Fund’s absolute performance was challenged; however, the Independent Trustees noted the Fund was relatively new with a limited performance history. The Independent Trustees will continue to monitor this Fund closely.

Emerging	Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund outperformed the median of its Lipper Peer Group and its Benchmark for the one-, two-, three-, four- and five-year periods ended August 31, 2015. The Fund also outperformed the peer group average in the Morningstar diversified emerging markets category for the quarter-, one-, three- and five-year periods ended September 30, 2015. The Board determined that in light of the Fund’s investment objectives and the performance of the emerging markets category, the Fund’s performance was satisfactory.

Frontier	Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that although the Fund’s absolute performance was negative for the one-year period ended August 31, 2015, the Fund outperformed the median of its Lipper Peer Group and its Benchmark for the one-, two- and three-year periods ended August 31, 2015. The Fund also outperformed its peer group average for the Morningstar diversified emerging markets category for the quarter, one- and three-year periods ended September 30, 2015. The Board determined that in light of the Fund’s investment objective, the Fund’s performance was satisfactory.

Global	Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that except for the two- and three-year periods ended August 31, 2015, the Fund outperformed the median of its Lipper Peer Group for the one-, four- and five-year periods. Except for the two-year period ended August 31, 2015, the Fund outperformed its Benchmark for the one-, three-, four- and five-year periods ended August 31, 2015. Except for the three-year period ended September 30, 2015, the Fund also outperformed its peer group average for the Morningstar world stock category for the one- and five-year periods ended September 30, 2015. The Board determined that the Fund’s performance was satisfactory.

U.S.	Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund outperformed the median of its Lipper Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2015 and its Benchmark for the one-, two-, three-, four- and five-year periods ended August 31, 2015. The Fund also outperformed its peer group average of the Morningstar long government category for the quarter-, one-, three-, five- and 10-year periods ended September 30, 2015. The Board determined that the Fund’s performance over time was generally favorable.

International	Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that except for the two- and three-year periods ended August 31, 2015, the Fund outperformed the median of its Lipper Peer Group for the one-, four-, five- and 10-year periods ended August 31, 2015. Except for the two-year period ended August 31, 2015, the Fund also outperformed its Benchmark for the one-, three-, four-, five- and 10-year periods ended August 31, 2015. The Independent Trustees further noted that the Fund also outperformed its peer group average for the Morningstar foreign small/mid growth category for the quarter, one-, three-, five- and 10-year periods ended September 30, 2015. The Board determined that the Fund’s performance over time was generally favorable.

International	Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that although the Fund underperformed the median of its Lipper Peer Group for the one-, two-, three- and five-year periods ended August 31, 2015, the Fund outperformed or matched the performance of the

MARCH 31, 2016 (UNAUDITED)

median of its Lipper Peer Group in the four- and 10-year periods ended August 31, 2015. The Fund further outperformed or provided generally comparable performance to its Benchmark in the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2015. Except for the one-year period ended September 30, 2015, the Fund outperformed its peer group average for the Morningstar foreign small/mid growth category for the quarter-, three-, five- and 10-year periods ended September 30, 2015. The Board determined that the Fund’s performance over time was satisfactory.

Large	Cap Value Fund

With respect to the Large Cap Value Fund, the Independent Trustees noted that except for the one-year period, the Fund had delivered positive absolute performance for the two-, three-, four-, five- and 10-year periods ended August 31, 2015. The Independent Trustees, however, recognized in comparing the Fund’s performance to peers and its Benchmark, the Fund had experienced periods of challenged performance. Except for the 10-year period ended August 31, 2015, the Fund had underperformed the median of its Lipper Peer Group and its Benchmark in the one-, two-, three-, four- and five-year periods ended August 31, 2015. Similarly, except for the 10-year period ended September 30, 2015, the Fund had underperformed the peer group average of the Morningstar large value category over the quarter, one-, three-, and five-year periods ended September 30, 2015. The Independent Trustees recognized the steps taken by the Advisor to address performance issues, including the change in the portfolio manager of this Fund in 2013. The Independent Trustees are further aware that the portfolio manager would require time to manage the Fund in seeking to enhance overall performance. The Board continues to monitor the Fund closely.

Long/Short	Fund

With respect to the Long/Short Fund, the Independent Trustees noted that although the Fund outperformed the median of its Lipper Peer Group and Benchmark for the five- and 10-year periods ended August 31, 2015, the Fund also underperformed the median of its Lipper Peer Group and Benchmark for the shorter one-, two-, three- and four-year periods ended August 31, 2015. The Fund also underperformed the peer group average of the Morningstar long/short equity category over the quarter-, one-, three-, five- and 10-year periods ended September 30, 2015. The Independent Trustees recognized that the Fund has experienced periods of challenged performance and have discussed with the Advisor the factors that detracted from performance, particularly the Fund’s position in energy related securities. The Board continues to monitor closely the progress of this Fund in seeking to improve performance.

Micro	Cap Fund

With respect to the Micro Cap Fund, the Independent Trustees noted that the Fund provided positive absolute performance over the various periods ended August 31, 2015; however, the Fund also underperformed the median of its Lipper Peer Group and Benchmark over the various periods ended August 31, 2015. Although the Fund underperformed its peer group average for the Morningstar small growth category for the longer three-, five- and 10-year periods ended September 30, 2015, the Fund outperformed such peer group average for the one-year period ended September 30, 2015. In considering the comparative data, the Independent Trustees, however, had recognized that the Lipper Peer Group may not adequately reflect the investment strategies and investable universe of the Fund as the Lipper Peer Group may contain small cap funds that invest in larger companies than the investments of the Fund. The Independent Trustees recognized that due to these differences, the performance comparisons may be inexact and of more limited relevancy. Accordingly, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor and the Russell Microcap Index for the one-, three-, five- and 10-year periods ended September 30, 2015. In considering the foregoing, the Independent Trustees determined to continue to monitor the Fund’s performance closely.

Micro	Cap Value Fund

With respect to the Micro Cap Value Fund, the Independent Trustees noted that the Fund outperformed the median of its Lipper Peer Group and its Benchmark for the one-, two, three-, four-, five- and 10-year periods ended August 31, 2015. Similarly, the Fund outperformed the peer group average of the Morningstar small growth category for the quarter-, one-, three-, five- and 10-year periods ended September 30, 2015. In considering the comparative data, as noted above with the Micro Cap Fund, the Independent Trustees recognized that the Lipper Peer Group may not adequately reflect the investment strategies and investable universe of the Fund thereby limiting some of the usefulness of the comparative data. The Independent Trustees accordingly also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor and the Russell Microcap Index for the one-, three-, five- and 10-year periods ended September 30, 2015. In considering the foregoing, the Board determined that the Fund’s performance had been generally favorable.

Small	Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that although the Fund underperformed the median of its Lipper Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2015 and its Benchmark for such periods (except the 10-year period ended August 31, 2015), the Fund had provided positive absolute performance over such periods. Similarly, although the Fund underperformed the peer group average for the Morningstar small growth category for the quarter-, one-, three-, five- and 10-year periods ended September 30, 2015, the Fund’s performance was still generally comparable to such peer group average in the five- and 10-year periods ended September 30, 2015. The Board determined that the Fund’s performance over time had been satisfactory.

WASATCH FUNDS — Supplemental Information (continued)

Small	Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund’s performance either matched or outperformed the performance of the median of its Lipper Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2015. Except for the 10-year period ended August 31, 2015, the Fund outperformed its Benchmark for the one-, two-, three-, four- and five-year periods ended August 31, 2015. The Fund also outperformed the peer group average of the Morningstar small blend category for the quarter-, one-, three-, five- and 10-year periods ended September 30, 2015. The Board determined the Fund’s performance over time had been generally favorable.

Strategic	Income Fund

With respect to the Strategic Income Fund, the Independent Trustees noted that except for the one-year period ended August 31, 2015, the Fund outperformed the median of its Lipper Peer Group and its Benchmark for the two-, three-, four- and five-year periods ended August 31, 2015. Although the Fund underperformed the peer group average for the Morningstar mid-cap value category for the quarter-, one- and three-year periods, the Fund outperformed such peer group average in the five-year period ended September 30, 2015. The Board determined the Fund’s performance over time was satisfactory.

Ultra	Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund had provided positive absolute performance for various periods ended August 31, 2015. With respect to the comparative performance, the Independent Trustees noted that the Fund underperformed the median of its Lipper Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2015 and underperformed its Benchmark for all such periods except the two-year period ended August 31, 2015. Although the Fund underperformed its peer group average of the Morningstar small growth category for the three-, five- and 10-year periods, the Fund outperformed such peer group average in the one-year period ended September 30, 2015 ranking in the 34th percentile of such peers. The Independent Trustees considered that this Fund had experienced periods of challenged performance. The Independent Trustees, however, recognized that the Fund’s portfolio management team was adjusted in 2013 and the portfolio manager would require time before the results of the shift would be fully reflected in the performance. The Independent Trustees were encouraged by the performance in 2015 and will continue to monitor this Fund closely.

World	Innovators Fund

With respect to the World Innovators Fund, the Independent Trustees noted that except for the two-year period ended August 31, 2015, the Fund either outperformed or provided generally comparable performance to the median of its Lipper Peer Group and its Benchmark for the one-, three-, four-, five- and 10-year periods ended August 31, 2015. The Fund also outperformed the peer group average for the Morningstar world stock category for the quarter-, one-, three-, five- and 10-year periods ended September 30, 2015. The Board determined that the Fund’s performance over time was generally favorable.

Income	Fund

Although the Income Fund underperformed the median of its Lipper Peer Group and its Benchmark over the three-, four-, five- and 10-year periods ended August 31, 2015, the Fund outperformed or provided generally comparable performance to the median of its Lipper Peer Group and its Benchmark for the one- and two-year periods ended August 31, 2015. The Fund also outperformed its peer group average of the Morningstar short-term bond category for the quarter-, one-, three-, five- and 10-year periods ended September 30, 2015. The Board considered the objectives of the Fund and the factors underlying performance and considered its performance satisfactory.

C.	FEES, EXPENSES AND PROFITABILITY

1.	Fees and Expenses

The Independent Trustees considered the advisory fee rates of the Advisor and Sub-Advisors and the rationale in proposing the level of fees. The Advisor reported to the Independent Trustees the factors it considers in proposing fees for a Fund including, among other things, the value of the services provided (e.g., the potential for the strategy to deliver alpha to shareholders and the expertise of the Advisor with the strategy), the competitive marketplace for the product and the fees of competitive funds, and the economics of the product to the Advisor (e.g., the costs in operating the Fund and constraints on product capacity).

In their evaluation of fees and expenses, the Independent Trustees reviewed the Advisor’s management fees and expense ratios for each Fund in absolute terms as well as in comparison to the fee and expense data of funds in both the relevant expense group (the “Lipper Expense Group”) and/or universe of funds (“Lipper Expense Universe”) provided by Lipper. The Board was also provided with a description of the methodology Lipper followed in selecting funds included in the Expense Group and Expense Universe. In this regard, the Independent Trustees reviewed and considered, among other things, comparisons of each respective Fund’s contractual and net management fees, total expenses (including and excluding 12b-1/non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Lipper Expense Group, subject to the following. With respect to the Micro Cap Funds, the Independent Trustees recognized certain limitations with the Lipper Expense Group and therefore also reviewed comparisons of each such Fund’s management fee and net expense ratio with those of a custom peer group provided by the Advisor, although the Advisor noted that there were still some limitations with the custom peer group as the Micro Cap Funds have few truly comparable peers available.

MARCH 31, 2016 (UNAUDITED)

In reviewing fees, the Independent Trustees also considered any expense limitation agreement the Advisor has agreed to on behalf of each existing or proposed class of shares of the respective Fund and the amounts the Advisor has reimbursed to the applicable Fund for the last three fiscal years (if any). The Independent Trustees also considered a Fund’s fees in light of the performance of the Fund and comparative data of the Fund’s fees and expenses against the fees and expenses of its Lipper Expense Group. In their evaluation of the fees, the Independent Trustees determined, among other things, the following:

For the Core Growth Fund, Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and World Innovators Fund

With respect to the Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Ultra Growth Fund and World Innovators Fund, Independent Trustees recognized that the contractual management fee and net expense ratios for the Investor Class shares and Institutional Class shares (if any) of such Funds were above the median of their respective Lipper Expense Group. With respect to the Investor Class of the Small Cap Growth Fund, the Fund has a contractual management fee higher than the median of its Lipper Expense Group but an expense ratio equal to the median of its Lipper Expense Group. With respect to the Small Cap Value Fund (Investor Class shares and Institutional Class shares), the Independent Trustees noted that such Fund had a contractual management fee higher than the median of its Lipper Expense Group, but a net expense ratio slightly above (within 5 basis points) the median of its Lipper Expense Group for Investor Class shares and below the median of its Lipper Expense Group for Institutional Class shares. With respect to the Core Growth Fund, the Independent Trustees recognized that for the Investor Class shares and Institutional Class shares, the contractual management fee was above the median of the Lipper Expense Group; however, the net expense ratio was slightly higher (within 5 basis points) than the median of the Lipper Expense Group for the Investor Class shares and below the median of its Lipper Expense Group for the Institutional Class shares.

In reviewing fees, the Independent Trustees noted the experience and reputation of the Advisor in the small- and/or micro-cap security asset class in which the Funds may invest, the research intensive approach followed by the Advisor and the related costs in applying this approach to evaluating smaller companies. The Independent Trustees recognized that the Funds investing in smaller companies would be more costly to operate in accordance with the Advisor’s investment approach and such costs increase with respect to the international Funds as the Advisor provides the resources necessary for its investment personnel to perform the required due diligence on foreign companies across the globe. The Independent Trustees also continued to recognize the capacity constraints of the Funds investing in smaller or micro-cap companies. The Independent Trustees understand that performance for these Funds may be hindered at higher asset levels and therefore encourage the Advisor’s practice of closing Funds to new and/or existing investors when deemed appropriate to protect performance for shareholders. The Independent Trustees further noted; however, that reducing inflows to Funds also reduces the potential revenues the Advisor could have earned on higher assets under management. The Independent Trustees also recognized that the Advisor is proposing reductions in the advisory fees for several of the Funds. More specifically, the Advisor proposed to reduce the advisory fee rate of the Global Opportunities Fund and Emerging India Fund by 25 basis points, of the International Opportunities Fund by 20 basis points and the Emerging Markets Small Cap Fund by 10 basis points.

Given the foregoing factors, among others, the Independent Trustees determined the advisory fees for the foregoing Funds were acceptable.

For	the Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees recognized that with respect to the Investor Class shares and Institutional Class shares of the Fund, the contractual management fee was above the median of its Lipper Expense Group, and after fee waivers, the net expense ratio was higher than the median of its Lipper Expense Group for Investor Class shares and slightly higher (within 5 basis points) than the median of its Lipper Expense Group for Institutional Class shares. In reviewing the advisory fees, the Independent Trustees considered the Advisor’s expertise and cost of serving the Fund in light of its international focus; however, the Independent Trustees also noted that the Advisor reported that this Fund had more capacity than Funds focused on small- and/or micro-cap companies. The Independent Trustees further noted that the Advisor proposed reducing the advisory fee rate by 25 basis points for this Fund. In light of the foregoing factors, among other things, the Independent Trustees determined the advisory fee for the foregoing Fund was acceptable.

For the Long/Short Fund, Large Cap Value Fund, Strategic Income Fund, Income Fund and U.S. Treasury Fund

With respect to Funds which had little or no capacity constraints given their investment strategies, the Independent Trustees noted the following. With respect to Investor Class shares and Institutional Class shares of the Long/Short Fund, the Trustees noted that such Fund had a contractual management fee and an expense ratio below the median of its Lipper Expense Group. With respect to Investor Class shares of the Income Fund, the Independent Trustees recognized that the Fund had a contractual management fee above the management fees of the median of its Lipper Expense Group but an expense ratio below the median of its Lipper Expense Group. With respect to the

WASATCH FUNDS — Supplemental Information (continued)

U.S. Treasury Fund, the Trustees considered that the U.S. Treasury Fund had a contractual management fee and an expense ratio equal to the median of its Lipper Expense Group. With respect to Investor Class shares and Institutional Class shares of the Large Cap Value Fund, such Fund had a contractual management fee above the median of its Lipper Expense Group and after fee waivers, the net expense ratio for Investor Class shares was higher than the median of its Lipper Expense Group and slightly higher (within 5 basis points) than the median of its Lipper Expense Group for Institutional Class shares. With respect to Investor Class shares of the Strategic Income Fund, such Fund had a contractual management fee and net expense ratio below the median of its Lipper Expense Group. With respect to the Large Cap Value Fund and Strategic Income Fund, the Independent Trustees noted that the Advisor reported that these Funds compete in a highly developed category, and therefore the Advisor seeks to price such Funds close to the median of the Fund’s Lipper Expense Group. Based on the foregoing factors, among others, the Independent Trustees determined that the advisory fees for the foregoing Funds were acceptable.

2.	Fees Charged to Other Advisor and Sub-Advisor Clients

In reviewing fees, the Independent Trustees also considered the fee rate or the range of fees and their weighted average that the Advisor charges to separate accounts that are managed in a style similar to that used for certain Funds. Such Funds include the Core Growth Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and World Innovators Fund. The Independent Trustees noted that the fee rates and/or weighted average fee rates for separate accounts were generally lower than the fees for the comparable Fund (except in the case of the Ultra Growth Fund). The Independent Trustees also considered information regarding the management fees the Advisor assesses to other types of clients, including a unified managed account, model account, collective investment trusts and domestic and foreign funds sponsored by other sponsors.

In comparing the advisory fee rate of the Funds to that assessed to other types of clients, the Independent Trustees took into account the varying levels of service required by the different types of clients. The Independent Trustees recognized that although the Advisor may provide portfolio management services to various clients, the level of work and related costs in providing such management services will vary depending on the investment parameters of the particular client, such as the ability to invest in foreign securities. The Independent Trustees also recognized the breadth of non-advisory services necessary to operate the Funds, which were generally not required to the same extent for separate accounts or other types of clients. Such services included, among other things, fund administrative services and operations, oversight of third party service providers, oversight of shareholder servicing, Trustee support, tax administration and compliance. Given the differences in the level of services provided to the Funds compared to other clients, the Independent Trustees concluded that the fees charged in light of the services provided to the Funds were reasonable by comparison.

In considering the fees of the Sub-Advisors for the Income Fund and U.S. Treasury Fund, the Independent Trustees considered the fees paid to the respective Sub-Advisor with respect to the applicable Fund, taking into account that the Advisor compensates the Sub-Advisor for its services from the Advisor’s revenues. The Independent Trustees compared the sub-advisory fee rate paid to the Sub-Advisors with the pricing schedule the respective Sub-Advisor charges for investment management services for other clients. The Independent Trustees noted that the fee rates paid to these Sub-Advisors for their sub-advisory services were reasonable in comparison to their respective pricing schedule. The Independent Trustees also noted that the sub-advisory fees were established through arm’s length negotiations between the Advisor and the Sub-Advisors, which are unaffiliated with the Advisor.

3.	Profitability of the Advisor

To evaluate the Advisor’s financial condition and the reasonableness of the management fees, the Independent Trustees reviewed profitability data of the Advisor both on an absolute basis and in comparison to other investment advisors. The Independent Trustees recognized the subjective nature in determining profitability. The Independent Trustees recognized that employee compensation is the primary expense of the Advisor and reviewed the structure and components of such compensation arrangements and the allocation of compensation expenses among the Funds. The Independent Trustees noted that as a privately held S corporation owned by the employees, the level of profitability is influenced, in part, by paying employees through compensation expense as opposed to dividends as shareholders. The Independent Trustees reviewed profitability information for the Advisor from its relationship with each Fund for the calendar year ended December 31, 2014 on an actual and adjusted basis which reflected certain adjustments to the compensation expense and the rationale for the adjustments. The Independent Trustees also reviewed the methodology the Advisor utilized to allocate expenses among the Funds, but noted that other reasonable methodologies could have been employed and would have derived different results. The Independent Trustees reviewed, among other things, the consolidated financial statements for the years ended December 31, 2014 and December 31, 2013 for WA Holdings, Inc., the parent of the Advisor. The Independent Trustees also considered whether the Advisor has financial resources sufficient to meet its obligations to the Funds.

In addition to the foregoing, the Trustees considered the Advisor’s revenues and profit margins compared to publicly available information of certain unaffiliated publicly traded investment managers. The Independent Trustees considered the rationale for the selection of the peer group, the limits on available information regarding other peers and noted

MARCH 31, 2016 (UNAUDITED)

that the value of the comparative data may be limited as the data is affected by many different factors, including the structure and size of the other investment advisor, the types of funds it manages, the lines of business it has, the methodology employed to determine profitability, and that the disclosed operating profits and net income may be net of distribution and marketing expenses. Notwithstanding the foregoing, the Independent Trustees noted that the Advisor’s profitability (with and without the compensation adjustment) is within a reasonable range compared to the peer group of unaffiliated advisors. Based on their review, the Independent Trustees were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisors, although a profitability analysis from their relationship with the applicable Fund was not available, the Independent Trustees received certain financial statements of the Sub-Advisors. The Trustees reviewed HIMCO’s financial statements for the years ended December 31, 2014 and 2013 and 1st Source’s income statement for the month ended September 30, 2015 and September 30, 2014. Considering the Sub-Advisors’ fee schedules and the fact that the sub-advisory fees are established through arm’s length negotiations, the Independent Trustees concluded that HIMCO’s and 1st Source’s profitability from the Sub-Advisor’s relationship with the U.S. Treasury Fund and Income Fund, respectively, is not unreasonable.

In addition to the above, the Independent Trustees also considered any indirect benefits (such as soft dollars) that the Advisor or Sub-Advisor received that were directly attributable to the management of the applicable Funds. See Section E below for additional information on indirect benefits the Advisor or Sub-Advisors may receive as a result of their relationship with the respective Funds.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Independent Trustees considered the extent of any economies of scale as the Funds grow and whether Fund investors have appropriately benefited from any such economies of scale. The Independent Trustees, however, recognized that the capacity constraints on the Funds investing in small- and micro-cap companies limit the ability for the Funds to grow to achieve economies of scale as the Advisor may close such Funds to new investments in order to keep such Funds’ assets at an appropriate level to maintain or protect performance. The Independent Trustees further acknowledged the limited profit potential for the Advisor by closing Funds to new and/or existing shareholders and that the costs of the Advisor’s investment in its research intensive process also inhibit the achievement of economies of scale. With respect to the Funds without such capacity constraints, the Independent Trustees also reviewed the factors the

Advisor considered in proposing a fee level and recognized the Advisor’s position that such Funds’ are priced at a level that already reflects potential economies of scale. The Independent Trustees further noted that the Advisor has implemented expense limitations that serve to limit the overall net expense ratios of the respective classes of certain Funds to the benefit of the applicable Fund’s shareholders. Considering the factors above, the Independent Trustees concluded the absence of breakpoints in the management fee was acceptable and that such economies as exist are adequately reflected in the Advisor’s fee structure.

E.	INDIRECT BENEFITS

The Independent Trustees received and considered information regarding indirect benefits the Advisor and Sub-Advisors may receive as a result of their relationship with the Funds. In this regard, the Independent Trustees recognized that the Advisor may receive benefits from soft dollar arrangements whereby the Advisor may use a portion of the brokerage commissions paid by the Funds to acquire research that may be useful to the Advisor in managing the Funds and other clients. The Independent Trustees recognized that the Advisor’s profitability would be lower if it paid for such research with its own revenues. The Independent Trustees reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the services provided and the measures to determine the quality of execution received. With respect to the Sub-Advisors, the Independent Trustees recognized that the Sub-Advisors currently do not have soft dollar arrangements on behalf of their respective Funds. The Independent Trusts also recognized that the Advisor pays certain fees to 1st Source for shareholder servicing. The Independent Trustees took these indirect benefits into account when accessing the level of advisory fees paid to the Advisory and sub-advisory fee to the respective Sub-Advisor.

F.	ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Advisory Agreement for each Fund, the HIMCO Sub-Advisory Agreement for the U.S. Treasury Fund, and the 1st Source Sub-Advisory Agreement for the Income Fund were fair and reasonable, that the Advisor’s and Sub-Advisors’ fees are reasonable in light of the services provided to each respective Fund, and that the Advisory Agreement should be approved on behalf of each Fund and the Sub-Advisory Agreements should be approved on behalf of the U.S. Treasury Fund and the Income Fund, respectively.

WASATCH FUNDS — Service Providers	MARCH 31, 2016 (UNAUDITED)

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

WASATCH
FUNDS
2016 Semi-Annual Report
www.WasatchFunds.com • 800.551.1700
FSC
www.fsc.org
MIX
Paper from
responsible sources
FSC® C101537

Item 2:  Code of Ethics.

Not required.

Item 3:  Audit Committee Financial Expert.

Not required.

Item 4.  Principal Accountant Fees and Services.

Not required.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	June 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	June 8, 2016

By:	/s/ Cindy B. Firestone
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	June 8, 2016